    As filed with the Securities and Exchange Commission on April 13, 2005
                                                      Registration No. 333-57210
                                                                       811-07798


                       SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.

                                    Form N-6

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933      ( X )
                         Post-Effective Amendment No. 10                  ( X )

                                       and

                        REGISTRATION STATEMENT UNDER THE                  ( X )
                         INVESTMENT COMPANY ACT OF 1940
                                 Amendment No. 22                         ( X )

                  NYLIAC VARIABLE UNIVERSAL LIFE SEPARATE ACCOUNT-I
                           (Exact Name of Registrant)

                           NEW YORK LIFE INSURANCE AND
                               ANNUITY CORPORATION
                               (Name of Depositor)

                   51 Madison Avenue, New York, New York 10010
               (Address of Depositor's Principal Executive Office)

                   Depositor's Telephone Number: 212-576-7000

                            Richard P. Bowman, Esq.
                 New York Life Insurance and Annuity Corporation
                                1 Rockwood Road
                         Sleepy Hollow, New York 10591
                     (Name and Address of Agent for Service)

                                    Copy to:

        Stephen E. Roth, Esq.                    Thomas F. English, Esq.
        Sutherland Asbill & Brennan LLP          Senior Vice President
        1275 Pennsylvania Avenue, NW             and General Counsel
        Washington, DC  20004-2415               New York Life Insurance Company
                                                 51 Madison Avenue
                                                 New York, New York  10010

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective:
[ ] immediately upon filing pursuant to paragraph (b) of Rule 485.
[X] on May 1, 2005 pursuant to paragraph (b) of Rule 485.
[ ] 60 days after filing pursuant to paragraph (a)(i) of Rule 485.
[ ] on ___________ pursuant to paragraph (a)(i) of 485.

If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
               NYLIAC PINNACLE VARIABLE UNIVERSAL LIFE INSURANCE
         NYLIAC PINNACLE SURVIVORSHIP VARIABLE UNIVERSAL LIFE INSURANCE
                             PROSPECTUS-MAY 1, 2005


   TWO FLEXIBLE PREMIUM LIFE INSURANCE CONTRACTS OFFERED TO INDIVIDUALS UNDER
               NYLIAC VARIABLE UNIVERSAL LIFE SEPARATE ACCOUNT-I


   You can send service requests to us at either of the following addresses:



 New York Life Insurance and Annuity Corporation ("NYLIAC")                      NYLIAC
                 Advanced Markets Services                              Advanced Market Services
                51 Madison Avenue, Room 651                                   P.O. Box 922
                     New York, NY 10010                                    New York, NY 10159
                                        Telephone: (866) 695-3289



                    You can send premium payments to us at:



                                     NYLIAC


                        75 Remittance Drive, Suite 3021


                             Chicago, IL 60675-3021


     This prospectus describes two different policies issued by NYLIAC. The Pinnacle VUL policy insures one person and pays a death benefit upon that person's death. The Pinnacle SVUL policy insures two people and pays a death benefit upon the death of the second person. Throughout this prospectus that second person is described as the last surviving insured. Other differences between the VUL and SVUL policies are noted in this prospectus.


     The Securities and Exchange Commission has not approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense. Policies have risks including risk of loss of the amount invested. Policies are not deposits of, or guaranteed or endorsed by, any bank and are not federally insured by the FDIC, Federal Reserve Board, or any other agency.



     This life insurance policy is not considered an offering in any jurisdiction where such an offering may not be lawfully made. We do not authorize any information or representations regarding the offering described in this prospectus and the Statement of Additional Information ("SAI") other than as contained in these materials or any attached supplements to them, or in any supplemental sales material we authorize.

                               TABLE OF CONTENTS


                                        PAGE
                                        ----
Summary of Benefits and Risks.........    4
  Benefits............................    4
  Risks...............................    6
Table of Fees and Expenses............    9
  Transaction Fees....................    9
  Periodic Charges Other Than Funds'
     Operating Expenses...............   10
  Funds' Annual Operating Expenses....   13
  Fund Annual Expenses................   14
Definitions...........................   17
Management and Organization...........   19
  Insurer.............................   19
  Your Policy.........................   19
  About the Separate Account..........   19
  Our Rights..........................   20
  The Fixed Accounts..................   20
  How to Reach Us for Policy
     Services.........................   21
  Funds and Eligible Portfolios.......   21
  Investment Return...................   26
  Voting..............................   27
Charges Associated with the Policy....   27
  Loan Charges........................   27
  Deductions from Premiums............   28
     Sales Expense Charge.............   28
     State Tax Charge.................   28
     Federal Tax Charge...............   29
  Deductions from Cash Surrender
     Value............................   29
     Monthly Contract Charge..........   29
     Charge for Cost of Insurance
       Protection.....................   29
     Mortality and Expense Risk
       Charge.........................   30
     Periodic Charges Other than
       Funds' Operating Expenses......   30
     Monthly per Thousand Face Amount
       Charge.........................   31
     Rider Charges....................   31
     Expense Allocation...............   31
     Charges for Federal Income
       Taxes..........................   31
     Fund Charges.....................   31
  Transaction Charges.................   32
     Partial Surrender Fee............   32



                                        PAGE
                                        ----
     Transfer Fee.....................   32
     Exercise of Living Benefits
       Rider..........................   32
Description of the Policy.............   32
  The Parties.........................   32
     Policyowner......................   32
     Insured..........................   33
     Beneficiary......................   33
  The Policy..........................   33
     How the Policy is Available......   33
     Policy Premiums..................   33
     Cash Value.......................   34
     Investment Divisions and the
       Fixed Accounts.................   34
     Amount in the Separate Account...   34
     Amount in the Fixed Accounts.....   35
     Transfers Among Investment
       Divisions and the Fixed
       Accounts.......................   35
  Limits on Transfers.................   36
  Options Available at No Additional
     Charge...........................   38
     Dollar Cost Averaging............   38
     Enhanced Dollar Cost Averaging...   39
     Automatic Asset Reallocation.....   39
     Interest Sweep...................   39
     Expense Allocation...............   39
  Additional Benefits through Riders
     and Options......................   39
  Supplementary Term Rider vs. Base
     Policy Coverage..................   41
  Maturity Date.......................   42
  Tax-Free "Section 1035" Insurance
     Policy Exchanges.................   43
  24-Month Exchange Privilege.........   43
Premiums..............................   43
  Planned Premium.....................   43
  Unplanned Premium...................   44
  Risk of Minimally Funded Policies...   45
  Timing and Valuation................   45
  Free Look...........................   45

                                        PAGE
                                        ----
  Premium Payments....................   46
  Premium Payments Returned for
     Insufficient Funds...............   46
Policy Payment Information............   46
  When Life Insurance Coverage
     Begins...........................   46
  Changing the Face Amount of Your
     Policy...........................   46
  Policy Proceeds.....................   47
  Payees..............................   48
  When We Pay Policy Proceeds.........   48
  Death Claims........................   49
  Electing or Changing a Payment
     Option...........................   50
  Life Insurance Benefit Options......   51
     Changing Your Life Insurance
       Benefit Option.................   51
Additional Policy Provisions..........   52
  Limits on Our Rights to Challenge
     Your Policy......................   52
  Suicide.............................   53
  Misstatement of Age or Gender.......   53
  Assignment..........................   53
Surrenders............................   53
  Partial Surrenders..................   53
     Amount Available for a Partial
       Surrender......................   53
     Requesting a Partial Surrender...   54
     The Effect of a Partial
       Surrender......................   54
  Full Surrenders.....................   55
     Cash Surrender Value.............   55
     Alternative Cash Surrender Value
       I or Alternative Cash Surrender
       Value II.......................   55
     Requesting a Surrender...........   56
     When the Surrender is
       Effective......................   56
Loans.................................   56
  Your Policy as Collateral for a
     Loan.............................   56
  Loan Interest.......................   57
  Interest on the Cash Value Held as
     Collateral.......................   57



                                        PAGE
                                        ----
  When Loan Interest is Due...........   57
  Loan Repayment......................   57
  Excess Loan Condition...............   58
  The Effect of a Policy Loan.........   58
Termination and Reinstatement.........   58
  Late Period.........................   58
  No-Lapse Guarantee..................   59
  Reinstatement Option................   59
Federal Income Tax Considerations.....   60
  Our Intent..........................   60
  Tax Status of NYLIAC and the
     Separate Account.................   61
  Charges for Taxes...................   61
  Diversification Standards and
     Control Issues...................   61
  Life Insurance Status of the
     Policy...........................   62
  Modified Endowment Contract
     Status...........................   63
  Policy Surrenders and Partial
     Withdrawals......................   63
  Policy Loans and Interest
     Deductions.......................   64
  Corporate Owners....................   65
  Exchanges or Assignments of
     Policies.........................   65
  Reasonableness Requirement for
     Charges..........................   65
  Living Benefits Rider...............   65
  Other Tax Issues....................   66
  Qualified Plans.....................   66
  Withholding.........................   66
Legal Proceedings.....................   66
Records and Reports...................   67
Financial Statements..................   67
State Variations......................   68
Appendix A--Illustrations.............  A-1
Obtaining Additional Information......   76

                         SUMMARY OF BENEFITS AND RISKS

     The following is a brief summary of certain features of NYLIAC Pinnacle Variable Universal Life Insurance ("VUL") and NYLIAC Pinnacle Survivorship Variable Universal Life Insurance ("SVUL"). More complete and detailed information regarding these features is discussed later in this prospectus and in the SAI.

                                    BENEFITS

PROTECTION

     The policy offers you the protection of permanent life insurance that can, over time, become a valuable asset.


     The policy provides permanent life insurance coverage with the opportunity for tax-deferred Cash Value accumulation. Premium payments, less any applicable charges, are added to the Investment Divisions according to your instructions. The investment return of the policy is based on:


     -- the amount in and performance of each Investment Division of the Separate Account;


     -- the amount in and interest credited to the Fixed Accounts; and


     -- the charges we deduct.


     With the policy, you have the potential for higher rates of return and Cash Value accumulation than with a fixed rate insurance policy.


FLEXIBLE PREMIUMS


     Policy premium payments are flexible; you can select the timing and amount of premium you pay, within limits. Other than the initial minimum premium payment, there are no required premiums. As long as the Cash Surrender Value is sufficient to cover the policy's monthly deductions, you can increase, decrease, or stop making premium payments to meet your changing needs. See "Definitions" for an explanation of "Cash Surrender Value."


NO-LAPSE GUARANTEE


     The policy offers a no-lapse guarantee. This ensures that your policy will remain in effect during the first three Policy Years, provided that your policy premium payments satisfy the minimum premium test. See "Termination and Reinstatement--No-Lapse Guarantee" for information on premiums required to pass the test. In the thirty-seventh month, if there is insufficient Cash Surrender Value to cover the current and any deferred monthly charges, you will be sent a bill. If that bill is not paid, the policy will lapse. This benefit prevents your policy from lapsing for three years, regardless of your account performance. The guarantee period will end before the third policy anniversary if: (1) you do not pass the minimum premium test, (2) you change the Face Amount of the policy or the Life Insurance Benefit option resulting in a change in Face Amount, (3) you add or delete any riders to the policy, or increase or decrease rider coverage amounts, or (4) there is a change in underwriting class. The no-lapse guarantee is not available if the policy is issued with the Level First-to-Die Rider, the Scheduled Term Insurance Rider, or the Scheduled Supplementary Term Insurance Rider.


LIQUIDITY THROUGH LOANS

     The policy allows you to access your policy's Cash Value through loans. Your policy value will be used as collateral to secure any policy loan. You can borrow an amount up to the loan value of your policy. The loan value of your policy is discussed more fully in the section below entitled "Loans."

LIQUIDITY THROUGH PARTIAL SURRENDERS


     You can also request a partial surrender from your policy for an amount up to the Cash Surrender Value of your policy. Partial surrenders will reduce the policy's Cash Value and can reduce your Life Insurance Benefit. We will not allow a partial surrender for an amount that would cause your policy's Face Amount, Target Face Amount, or Total Face Amount to fall below $500,000 ($250,000 of which is the minimum Face Amount requirement). Certain charges may apply. Partial surrenders can result in a taxable event.


ALTERNATIVE CASH SURRENDER VALUE


     An Alternative Cash Surrender Value (ACSV I and ACSV II) (see "Definitions" for an explanation of ACSV) may be made available to a Corporation, Irrevocable Trust, or other defined policyowner class if we agree. If your policy has an ACSV, the policy can be surrendered within the first ten years for the ACSV. The ACSV equals the Cash Surrender Value plus the unamortized ACSV benefit. Policies with an ACSV will have higher Mortality and Expense Risk charges and a lower fixed account crediting rate than policies without ACSV.


INVESTMENT DIVISION OPTIONS


     This policy offers you a choice of 47 Investment Divisions and the Fixed Accounts. The transfer of value between the Investment Divisions can be made within limits. You can change your Investment Division and fixed account allocations tax-free during the life of the policy.


CHANGE THE AMOUNT OF COVERAGE

     With the policy, you are able to increase or decrease the policy's Face Amount. Increases are subject to underwriting. Contestability and Suicide provisions on any increased portion of coverage begin on the effective date of the increase. Increases in the Face Amount will also result in additional cost of insurance charges and a new seven-year testing period for modified endowment contract status. Increases may result in an increase to the Target Premium. We can limit any increase in the Face Amount of your policy. Under certain circumstances, it may be advantageous to purchase additional insurance through an existing term insurance rider rather than increasing the Face Amount of your policy. (See "The Policies--Additional Benefits Through Riders" for details.)

THREE LIFE INSURANCE BENEFIT OPTIONS


     The policy offers different Life Insurance Benefit options that allow you to select the insurance plan that best meets your needs. These options allow you to determine how the Life Insurance Benefit will be calculated.


     -- Option 1--a level benefit equal to your policy's Face Amount.


     -- Option 2--a benefit that varies and equals the sum of your policy's Face
        Amount and Cash Value.



     -- Option 3--a benefit that varies and equals the sum of your policy's Face
        Amount and the Adjusted Total Premium.


AUTOMATED INVESTMENT FEATURES


     There are four administrative features available to help you manage the policy's Cash Value and to adjust the investment allocation to suit changing needs. These features are: Automatic Asset Reallocation, Dollar Cost Averaging, Expense Allocation, and Interest Sweep.


ENHANCED DOLLAR COST AVERAGING PROGRAM

     You may have the option of electing the Enhanced Dollar Cost Averaging Program (Enhanced DCA) that allows you to set up dollar cost averaging using the Enhanced DCA Fixed Account when an initial premium payment is made.

OPTIONAL RIDERS

     The policy offers additional insurance coverage and other benefits through several optional riders. Certain riders have costs associated with them.

A HIGHLY-RATED COMPANY


     New York Life Insurance and Annuity Corporation ("NYLIAC") is a subsidiary of New York Life Insurance Company ("NYLIC"). NYLIC has more than 150 years of experience in the offering of insurance products, and is a highly-rated insurer. Ratings only apply to the General Account of NYLIAC applicable to the Standard Fixed Account and DCA Fixed Account, and not the performance of the policy's Investment Divisions, which will fluctuate with market conditions.


                                     RISKS

INVESTMENT RISK

     While you have the potential for a higher rate of return than with a fixed rate policy, investment returns on the assets in the Separate Account may decline in value, and you can lose principal. Each Investment Division has its own investment objectives and investment strategy. We do not guarantee the investment performance of the Investment Divisions, which involve varying degrees of risk. Your premium allocation choices should be consistent with your personal investment objective.

RISK OF LAPSE


     Your policy can lapse even if you pay all of the planned premiums on time. When a policy lapses, it has no value, and no benefits accrue upon the death of the insured. Your policy involves risks, including the potential risk of loss of the principal invested. Note that termination and lapse have the same meaning and effect.



     A policy that has a Cash Surrender Value just sufficient to cover monthly deductions and charges, or that is otherwise minimally funded, is more likely to be unable to maintain its Cash Surrender Value due to market fluctuation and other performance related risks. To continue to keep your policy in force when the no-lapse guarantee period ends, premium payments significantly higher than the premium necessary to maintain the no-lapse guarantee benefit may be required. In addition, by paying only the minimum required monthly premium, you may forego the opportunity to build up significant Cash Value in the policy. When determining the amount of your initial premium, you should consider funding your policy at a level that has the potential to maximize the investment opportunities within your policy and to minimize the risks associated with market fluctuations.


POTENTIAL FOR INCREASED CHARGES

     The actual charges deducted are current charges on your policy. However, we have the right to increase those charges at any time up to the amount shown in your policy as the guaranteed maximum charges. In addition, we may increase the amount we deduct as a federal or state tax charge to reflect changes in tax law. Actual charges will never exceed the guaranteed charges. (See "Table of Fees and Expenses" for more information.)

RISK OF LAPSE FROM POLICY LOANS

     The larger the loan becomes relative to the policy's Cash Surrender Value, the greater the risk that the policy's remaining Cash Surrender Value will not be sufficient to support the policy's charges and expenses, including any loan interest due, and the greater the risk of the policy lapsing. Any loan interest due on a policy anniversary that you do not pay will be charged against the policy as an additional loan and could cause your policy to become a modified endowment contract.

     A loan, repaid or not, has a permanent effect on your Cash Surrender Value. The effect could be favorable, if the Investment Divisions earn less than the interest rate credited on the loan amount in the Standard Fixed Account, or unfavorable, if the Investment Divisions earn more. The longer a loan is outstanding, the greater the effect on your Cash Value. If it is not repaid, the aggregate amount of the outstanding loan principal and any accrued interest will reduce the Policy Proceeds that might otherwise be paid.

TAX RISKS

     The section of this prospectus entitled "Federal Income Tax Considerations" describes a number of tax issues that may arise in connection with the Policy. These risks include: (1) the possibility that the Internal Revenue Service ("IRS") may interpret the rules that apply to variable life insurance contracts in a manner that could result in you being treated as the owner of your policy's pro rata portion of the assets of the Separate Account; (2) the possibility that the IRS may take the position that the policy does not qualify as life insurance for tax purposes; (3) the possibility that, as a result of policy transactions, including the payment of premiums or increases or decreases in policy benefits, the policy may be treated as a modified endowment contract for federal income tax purposes, with special rules that apply to policy distributions, including loans; (4) the possibility that the policy may not qualify as life insurance under the federal tax law after the insured becomes age 100 and that the owner may be subject to adverse tax consequences at that time; and (5) the potential that corporate ownership of a policy may affect the owner's exposure to the corporate alternative minimum tax.

Portfolio Risks

     A discussion of the risks of allocating Cash Value to each Fund can be found in that Fund's prospectus.


POTENTIALLY HARMFUL TRANSFER ACTIVITY



     This policy is not designed as a vehicle for market timing. Accordingly, your ability to make transfers under the policy is subject to limitation if we determine, in our sole opinion, that the exercise of that privilege may disadvantage or potentially hurt the rights or interests of other policyowners. We have limitations and restrictions on transfer activity (see "Limits on Transfers" for more information). We cannot guarantee that these limitations and restrictions will be effective in detecting and preventing all transfer activity that could disadvantage or potentially hurt the rights or interests of other policyowners. Potentially harmful transfer activity could result in reduced performance results for one or more Investment Divisions, due to among other things:



     -- Portfolio management decisions driven by the need to maintain higher than normal liquidity or the inability to sustain an investment objective



     -- increased administrative and Fund brokerage expenses



     -- dilution of the interests of long-term investors



     An underlying Fund Portfolio may reject any order from us if it suspects potentially harmful transfer activity, thereby preventing us from implementing your request for a transfer. (See "Limits on Transfers" for more information on the risks of frequent trading.)

                           TABLE OF FEES AND EXPENSES

     The following tables describe the fees and expenses that you will pay when buying and owning the policy. The charges shown apply to both VUL and SVUL unless otherwise indicated. The first table describes the fees and expenses that you will pay when you make a premium payment, a partial surrender, or transfer Cash Value between investment options.

                                TRANSACTION FEES


   CHARGE                                   WHEN CHARGE IS DEDUCTED                 AMOUNT DEDUCTED
   ------                                   -----------------------                 ---------------
   Sales Expense Charge for premiums   When premium payment is applied     Guaranteed maximum: 56.75%(1)
     paid up to the Target Premium                                         Current: 56.75%(2)
     (as a % of premium payment)
   ----------------------------------------------------------------------------------------------------------
   Sales Expense Charge for premiums   When premium payment is applied     Guaranteed maximum: 3.75%(3)
     paid over the Target Premium (as                                      Current: 2.75%(4)
     a % of premium payment)
   ----------------------------------------------------------------------------------------------------------
   Premium Taxes (as a % of premium    When premium payment is applied     All taxes may vary over time.
     payment):                                                             Guaranteed maximums are subject to
                                                                           tax law changes.
                                                                           Current: 2%
     State Tax
     Federal Tax
       - Non-Qualified Policy                                              Current: 1.25%
       - Qualified Policy                                                  None
   ----------------------------------------------------------------------------------------------------------
   Partial Surrender Fee               At time of partial surrender        Guaranteed maximum: $25 for each
                                                                           partial surrender taken(5)
                                                                           Current: $0
   ----------------------------------------------------------------------------------------------------------
   Transfer Charge                     At time of transfer                 Guaranteed maximum: $30 per
                                                                           transfer after 12 transfers in a
                                                                           Policy Year
                                                                           Current: $0
   ----------------------------------------------------------------------------------------------------------
   Living Benefits Rider               When you exercise the benefit       $150 (one-time)


1 Guaranteed sales expense charges for premiums paid up to the Target Premium are reduced to 26.75% in Policy Years 2-5, and 1.75% in Policy Years in Policy Years 6 and beyond.

2 Current sales expense charges for premiums paid up to the Target Premium are reduced to 26.75% in Policy Years 2-5, 1.75% in Policy Years 6, and 0.75% in Policy Years 7 and beyond.

3 Guaranteed sales expense charges for premiums paid over the Target Premium are reduced to 1.75% in Policy Years 6 and beyond.
4 Current sales expense charges for premiums paid over the Target Premium are reduced to 1.75% in Policy Year 6, and 0.75% in Policy Years 7 and beyond.
5 A partial surrender fee is not charged upon a full surrender of the policy.

     The next table describes the fees and expenses that you will pay periodically during the time that you own the policy, excluding the Fund's fees and expenses.

             PERIODIC CHARGES OTHER THAN FUNDS' OPERATING EXPENSES


                 CHARGE                       WHEN CHARGE IS DEDUCTED                 AMOUNT DEDUCTED
                 ------                       -----------------------                 ---------------
   Monthly Contract Charge               Each Monthly Deduction Day to age   Guaranteed Maximum $100 per
                                         100                                 month(1)
   ------------------------------------------------------------------------------------------------------------
   Cost of Insurance Charge(2) [VUL]     Each Monthly Deduction Day to age   Guaranteed Maximum: $83.33 per
                                         100                                 month per $1000 of Net Amount at
                                                                             Risk(3)
                                                                             Guaranteed Minimum: $0.06 per
                                                                             month per $1000 of Net Amount of
                                                                             Risk
                                                                             Guaranteed Initial Charge for a
                                                                             Male, Age 45, preferred rating:
                                                                             $0.28 per month per $1000 of Net
                                                                             Amount of Risk
   ------------------------------------------------------------------------------------------------------------
   Cost of Insurance Charge(2) [SVUL]    Each Monthly Deduction Day to age   Guaranteed Maximum: $83.33 per
                                         100 of the younger insured          month per $1000 of Net Amount at
                                                                             Risk(3)
                                                                             Guaranteed Minimum: $0.01 per
                                                                             month per $1000 of Net Amount of
                                                                             Risk
                                                                             Guaranteed Initial Charge for a
                                                                             Male, Age 65+/Female, Age 65,
                                                                             preferred rating: $0.02 per month
                                                                             per $1000 of Net Amount of Risk
   ------------------------------------------------------------------------------------------------------------
   Mortality and Expense Risk Charge     Each Monthly Deduction Day          Guaranteed Maximum: 1.00%
     (as a % of Separate Account
     Value)



                                                                 CURRENT:(4)
   SEPARATE ACCOUNT VALUE:                                         NO ACSV     ACSV I(5)   ACSV II(5)
   -----------------------                                       -----------   ---------   ----------
   Less than $250,000                                            0.55%...        0.85%       1.00%
   At least $250,000 but less than $500,000                      0.35%...        0.65%       0.90%
   At least $500,000 but less than $1,000.000                    0.30%...        0.60%       0.85%
   $1,000,000 or more                                            0.25%...        0.55%       0.80%







   --------------------------------------------------------------------------------------------------



   Per Thousand Face Amount Charge       Each Monthly Deduction Day          $0.03 per $1000 of Face Amount(6)
                                                                             (Charge is based on the policy's
                                                                             Face Amount, plus any Supplemental
                                                                             Term Rider benefit, plus any
                                                                             Scheduled Term Insurance Rider
                                                                             benefit, plus any Scheduled
                                                                             Supplementary Term Insurance Rider
                                                                             Face Amount)
   ------------------------------------------------------------------------------------------------------------
   RIDERS (VUL)



     - Guaranteed Minimum Death          Monthly until rider expires         $0.01 per $1000 of Face Amount
       Benefit

                 CHARGE                       WHEN CHARGE IS DEDUCTED                 AMOUNT DEDUCTED
                 ------                       -----------------------                 ---------------
     - Supplementary Term(2)             Monthly until rider expires         Guaranteed maximum: $41.71 per
                                                                             $1,000 of term insurance benefit
                                                                             Guaranteed minimum: $0.07 per
                                                                             $1000 of term insurance benefit at
                                                                             Risk
                                                                             Representative Insured (Male, Age
                                                                             45, Preferred) $0.36 per $1000 of
                                                                             term insurance benefit
   ------------------------------------------------------------------------------------------------------------
     - Scheduled Term Insurance(2)       Monthly until rider expires         Guaranteed maximum: $41.71 per
                                                                             $1,000 of Face Amount
                                                                             Guaranteed minimum: $0.07 per
                                                                             $1,000 of Face Amount
                                                                             Representative Insured (Male, Age
                                                                             45, Preferred) $0.36 per $1000 of
                                                                             Face Amount
   ------------------------------------------------------------------------------------------------------------
     - Scheduled Supplementary(2)        Monthly until rider expires         Guaranteed maximum: $41.71 per
       Term Insurance                                                        $1,000 of term insurance benefit
                                                                             Guaranteed minimum: $0.07 per
                                                                             $1000 of term insurance benefit
                                                                             Representative Insured (Male, Age
                                                                             45, Preferred) $0.36 per $1000 of
                                                                             term insurance benefit
   ------------------------------------------------------------------------------------------------------------
     - Life Extension Benefit I(2)       Monthly until rider expires         Guaranteed maximum: $1.15 per
                                         (Charges begin at insured's         month per $1000 of Net Amount at
                                         age 90)                             Risk
                                                                             Guaranteed minimum: $0.03 per
                                                                             month per $1000 of Net Amount at
                                                                             Risk
                                                                             Representative Insured: (Male, Age
                                                                             45, Preferred) $0.58 per month per
                                                                             $1000 of Net Amount at Risk
   ------------------------------------------------------------------------------------------------------------
     - Life Extension Benefit II(2)      Monthly until rider expires         Guaranteed maximum: $1.05 per
                                                                             month per $1000 of Face Amount
                                                                             Guaranteed minimum: $0.01 per
                                                                             month per $1000 of Face Amount
                                                                             Representative Insured: (Male, Age
                                                                             45, Preferred) $0.01 per month
                                                                             $1000 of Face Amount
   ------------------------------------------------------------------------------------------------------------
     - Spouse's Paid-Up Insurance        N/A                                 No Charge
       Purchase Option
   ------------------------------------------------------------------------------------------------------------
   RIDERS (SVUL)
     - Guaranteed Minimum Death          Monthly until rider expires         $0.01 per $1000 Face Amount
       Benefit
   ------------------------------------------------------------------------------------------------------------
     - Supplementary Term(2)             Monthly until rider expires         Guaranteed maximum: $34.94 per
                                                                             $1000 of term insurance benefit
                                                                             Guaranteed minimum: $0.01 per
                                                                             $1000 of term insurance benefit
                                                                             Representative Insureds:
                                                                             (Male/Female--Age 65/65,
                                                                             Preferred) $0.03 per $1000 of term
                                                                             insurance benefit


                 CHARGE                       WHEN CHARGE IS DEDUCTED                 AMOUNT DEDUCTED
                 ------                       -----------------------                 ---------------
     - Scheduled Term Insurance(2)       Monthly until rider expires         Guaranteed maximum: $34.94 per
                                                                             $1000 of term insurance Face
                                                                             Amount
                                                                             Guaranteed minimum: $0.01 per
                                                                             $1000 of term insurance Face
                                                                             Amount
                                                                             Representative Insureds: (Male,
                                                                             Age 65/Female, Age 65, Preferred)
                                                                             $0.03 per $1000 of term insurance
                                                                             Face Amount
   ------------------------------------------------------------------------------------------------------------
     - Scheduled Supplementary Term      Monthly until rider expires         Guaranteed maximum: $34.94 per
       Insurance(2)                                                          $1000 of term insurance benefit
                                                                             Guaranteed minimum: $0.01 per
                                                                             $1000 of term insurance benefit
                                                                             Representative Insureds:
                                                                             (Male/Female--Age 65/65,
                                                                             Preferred) $0.03 per month per
                                                                             $1000 of term insurance benefit
   ------------------------------------------------------------------------------------------------------------
     - Life Extension Benefit I(2)       Monthly until rider expires         Guaranteed maximum: $2.60 per
                                         (charges begin at insured's         month per $1000 of Net Amount at
                                         age 90)                             Risk
                                                                             Guaranteed minimum: $0.07 per
                                                                             month per $1000 of Net Amount at
                                                                             Risk
                                                                             Representative Insured: (Male, Age
                                                                             65/Female, Age 65, Preferred)
                                                                             $0.82 per month per $1000 of Net
                                                                             Amount at Risk
   ------------------------------------------------------------------------------------------------------------
     - Life Extension Benefit II(2)      Monthly until rider expires         Guaranteed maximum: $2.86 per
                                                                             month per $1000 of Face Amount
                                                                             Guaranteed minimum: $0.01 per
                                                                             month per $1000 of Face Amount
                                                                             Representative Insured: (Male, Age
                                                                             65/Female, Age 65, Preferred)
                                                                             $0.14 per month $1000 of Face
                                                                             Amount
   ------------------------------------------------------------------------------------------------------------
     - Level First-to-Die Term(2)        Monthly until rider expires         Guaranteed maximum: $60.78 per
                                                                             month per $1000 of term insurance
                                                                             Face Amount
                                                                             Guaranteed minimum: $0.02 per
                                                                             month per $1000 of term insurance
                                                                             Face Amount
                                                                             Representative Insured:
                                                                             (Male/Female--Age 65, Preferred)
                                                                             $0.37 per month per $1000 of term
                                                                             insurance Face Amount
   ------------------------------------------------------------------------------------------------------------
     - Loan Interest                     Monthly (while loan balance is      Guaranteed 6% annually
                                         outstanding)                        current 4% annually(7)


------------


(1) Guaranteed monthly contract charges are reduced to $50 and current monthly contract charges are reduced to $25 in Policy Years 2 and beyond. If the Face Amount, Target Face Amount, or Total Face Amount falls below $1 million, the monthly contract charge is guaranteed not to exceed $25 per month.

(2) This cost varies based on characteristics of the Insured(s) and the charge shown may not be representative of the charge you will pay. To obtain more information about particular cost of insurance and other charges as they apply to your policy, please contact your Registered Representative.
(3) "Net Amount at Risk" is equal to the Life Insurance Benefit minus the policy's Cash Value. See "Life Insurance Benefit Options" for more information. The cost of insurance shown here does not reflect any applicable flat extra charge, which may be imposed based on our underwriting.

(4) In Policy Years 21 and beyond, current Mortality and Expense Risk charges are as follows -- if Separate Account Value is: less than $250,000, 0.35%; at least $250,000 but less than $500,000, 0.15%; at least $500,000 but less than $1,000,000, 0.10%; $1,000,000 or more, 0.05%.


(5) Charges are for Policy Years 1 through 10. For Policy Years 11 and beyond, current Mortality and Expense Risk charges for policies with ACSV 1 and ACSV II are 0.55%, 0.35%, 0.30%, and 0.25% respectively and subject to further reductions as defined in the above footnote (4).


(6) Current per thousand Face Amount charges are reduced to $0.00 in Policy Years 6 and beyond.


(7) The current loan interest rate is reduced to 3.25% annually in Policy Years 11 and beyond.

     The next table shows the minimum and maximum total operating expenses deducted from Fund assets (before any fee waiver or expense reimbursement) during the year ended December 31, 2004. Fund expenses may be higher or lower in the future. More detail concerning each underlying Fund's fees and expenses is contained in the prospectus for each Fund.


     FUNDS' ANNUAL OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND
                                   ASSETS)(1)


                                                                     MINIMUM                    MAXIMUM
                                                                     -------                    -------
   Total Annual Fund Companies' Operating Expenses(2)....             0.10%                       5.0%
   -------------------------------------------------------------------------------------------------------------



 (1) Expressed as a percentage of average net assets for the fiscal year ended December 31, 2004. This information is provided by the Funds and their agents. The information is based on 2004 expenses, and it may reflect estimated charges. We have not verified the accuracy of this information.

 (2) Expenses that are deducted from Fund Company assets, including management fees, distribution fees, service fees 12b-1 fees, and other expenses.

                              FUND ANNUAL EXPENSES


                                                  MAINSTAY VP                    MAINSTAY VP                    MAINSTAY VP
                                                  BASIC VALUE    MAINSTAY VP       CAPITAL       MAINSTAY VP      COMMON
                                                    INITIAL        BOND--       APPRECIATION--      CASH          STOCK--
                                                    CLASS**     INITIAL CLASS   INITIAL CLASS    MANAGEMENT    INITIAL CLASS
                                                  -----------   -------------   --------------   -----------   -------------
FUND ANNUAL EXPENSES(a)
 (as a % of average net assets for the fiscal
   year ended December 31, 2004)
 Advisory Fees..................................     0.60%(b)       0.25%           0.36%           0.25%          0.25%
 Administration Fees............................     0.20%          0.20%           0.20%           0.20%          0.20%
 12b-1 Fees.....................................     0.00%          0.00%           0.00%           0.00%          0.00%
 Other Expenses.................................     0.19%          0.09%           0.09%           0.10%          0.08%
 Total Fund Annual Expenses.....................     0.99%          0.54%           0.65%           0.55%          0.53%

                                                                   MAINSTAY VP                                   MAINSTAY VP
                                                                    FLOATING                      MAINSTAY VP    HIGH YIELD
                                                   MAINSTAY VP       RATE--        MAINSTAY VP      GROWTH        CORPORATE
                                                  CONVERTIBLE--      INITIAL      GOVERNMENT--      INITIAL        BOND--
                                                  INITIAL CLASS     CLASS(M)      INITIAL CLASS    CLASS***     INITIAL CLASS
                                                  -------------    -----------    -------------   -----------   -------------
FUND ANNUAL EXPENSES(a)
 (as a % of average net assets for the fiscal
   year ended December 31, 2004)
 Advisory Fees..................................      0.36%           0.40%           0.30%          0.50%          0.30%
 Administration Fees............................      0.20%           0.70%           0.20%          0.20%          0.20%
 12b-1 Fees.....................................      0.00%           0.00%           0.00%          0.00%          0.00%
 Other Expenses.................................      0.10%           0.19%(c)        0.09%          0.15%          0.09%
 Total Fund Annual Expenses.....................      0.66%           0.79%           0.59%          0.85%          0.59%

                                                  MAINSTAY VP
                                                   INCOME &      MAINSTAY VP
                                                   GROWTH--        S&P 500
                                                    INITIAL        INDEX--
                                                    CLASS*      INITIAL CLASS
                                                  -----------   -------------
FUND ANNUAL EXPENSES(a)
 (as a % of average net assets for the fiscal
   year ended December 31, 2004)
 Advisory Fees..................................     0.50%          0.10%
 Administration Fees............................     0.20%          0.20%
 12b-1 Fees.....................................     0.00%          0.00%
 Other Expenses.................................     0.20%          0.09%
 Total Fund Annual Expenses.....................     0.90%          0.39%


                                                                                    ALGER          ALGER
                                                                                  AMERICAN        AMERICAN         AMERICAN
                                                   MAINSTAY VP                    LEVERAGED        SMALL          CENTURY VP
                                                      TOTAL        MAINSTAY VP    ALL CAP--   CAPITALIZATION--    INFLATION
                                                    RETURN--         VALUE--       CLASS O        CLASS O        PROTECTION--
                                                  INITIAL CLASS   INITIAL CLASS    SHARES          SHARES          CLASS II
                                                  -------------   -------------   ---------   ----------------   ------------
FUND ANNUAL EXPENSES(a)
 (as a % of average net assets for the fiscal
   year ended December 31, 2004)
 Advisory Fees..................................      0.32%           0.36%         0.85%          0.85%            0.49%(d)
 Administration Fees............................      0.20%           0.20%         0.00%          0.00%            0.00%
 12b-1 Fees.....................................      0.00%           0.00%         0.00%          0.00%            0.25%
 Other Expenses.................................      0.10%           0.09%         0.12%          0.12%            0.00%
 Total Fund Annual Expenses.....................      0.62%           0.65%         0.97%          0.97%            0.74%


                                                     AMERICAN
                                                    CENTURY VP
                                                  INTERNATIONAL--
                                                     CLASS II
                                                  ---------------
FUND ANNUAL EXPENSES(a)
 (as a % of average net assets for the fiscal
   year ended December 31, 2004)
 Advisory Fees..................................       1.17%(d)
 Administration Fees............................       0.00%
 12b-1 Fees.....................................       0.25%
 Other Expenses.................................       0.00%
 Total Fund Annual Expenses.....................       1.42%


------------

*   Formerly MainStay VP American Century Income & Growth


**  Formerly MainStay VP Dreyfus Large Company Value


***  Formerly MainStay VP Eagle Asset Management Growth Equity



                                                   AMERICAN       DREYFUS
                                                   CENTURY           IP            DREYFUS VIF          FIDELITY(R)
                                                      VP         TECHNOLOGY         DEVELOPING              VIP
                                                   VALUE--        GROWTH--          LEADERS--         CONTRAFUND(R)--
                                                   CLASS II    INITIAL SHARES     INITIAL SHARES       INITIAL CLASS
                                                   --------    --------------     --------------      ---------------
FUND ANNUAL EXPENSES(a)
 (as a % of average net assets for the fiscal
   year ended December 31, 2004)
 Advisory Fees..................................    0.83%(d)        0.75%             0.75%                0.57%
 Administration Fees............................    0.00%           0.00%             0.00%                0.00%
 12b-1 Fees.....................................    0.25%           0.00%             0.00%                0.00%
 Other Expenses.................................    0.00%           0.10%             0.04%                0.11%
 Total Fund Annual Expenses.....................    1.08%           0.85%             0.79%                0.68%(e)

                                                     FIDELITY(R)                               FIDELITY(R)          FIDELITY(R)
                                                         VIP              FIDELITY(R)              VIP                  VIP
                                                       EQUITY-                VIP                 INDEX              INVESTMENT
                                                       INCOME--             GROWTH--              500--                GRADE
                                                       INITIAL              INITIAL              INITIAL               BOND--
                                                        CLASS                CLASS                CLASS            INITIAL CLASS
                                                     -----------          -----------          -----------         -------------
FUND ANNUAL EXPENSES(a)
 (as a % of average net assets for the fiscal
   year ended December 31, 2004)
 Advisory Fees..................................        0.47%                0.58%                0.10%                0.43%
 Administration Fees............................        0.00%                0.00%                0.00%                0.00%
 12b-1 Fees.....................................        0.00%                0.00%                0.00%                0.00%
 Other Expenses.................................        0.11%                0.10%                0.00%                0.13%
 Total Fund Annual Expenses.....................        0.58%(e)             0.68%(e)             0.10%(f)             0.56%

                                                                                                   JANUS ASPEN     JANUS ASPEN
                                                                                   JANUS ASPEN       SERIES          SERIES
                                                   FIDELITY(R)     FIDELITY(R)       SERIES          MID CAP        WORLDWIDE
                                                       VIP             VIP         BALANCED--       GROWTH--        GROWTH--
                                                    MID CAP--      OVERSEAS--     INSTITUTIONAL   INSTITUTIONAL   INSTITUTIONAL
                                                  INITIAL CLASS   INITIAL CLASS      SHARES          SHARES          SHARES
                                                  -------------   -------------   -------------   -------------   -------------
FUND ANNUAL EXPENSES(a)
  (as a % of average net assets for the fiscal
    year ended December 31, 2004)
  Advisory Fees.................................      0.57%           0.72%           0.55%           0.64%           0.60%
  Administration Fees...........................      0.00%           0.00%           0.00%           0.00%           0.00%
  12b-1 Fees....................................      0.00%           0.00%           0.00%           0.00%           0.00%
  Other Expenses................................      0.14%           0.19%           0.01%           0.01%           0.03%
  Total Fund Annual Expenses....................      0.71%(e)        0.91%(e)        0.56%(g)        0.65%(g)        0.63%(g)


                                                     MFS(R)          MFS(R)
                                                    INVESTORS          NEW           MFS(R)
                                                      TRUST         DISCOVERY       RESEARCH
                                                    SERIES--        SERIES--        SERIES--
                                                  INITIAL CLASS   INITIAL CLASS   INITIAL CLASS
                                                  -------------   -------------   -------------
FUND ANNUAL EXPENSES(a)
  (as a % of average net assets for the fiscal
    year ended December 31, 2004)
  Advisory Fees.................................      0.75%           0.90%           0.75%
  Administration Fees...........................      0.00%           0.00%           0.00%
  12b-1 Fees....................................      0.00%           0.00%           0.00%
  Other Expenses................................      0.11%           0.11%           0.13%
  Total Fund Annual Expenses....................      0.86%(h)        1.01%(h)        0.88%(h)


                                                     MFS(R)        NEUBERGER          PIMCO               PIMCO
                                                    UTILITIES       BERMAN         GLOBAL BOND        LOW DURATION
                                                    SERIES--      AMT MID-CAP    ADMINISTRATIVE      ADMINISTRATIVE
                                                  INITIAL CLASS     GROWTH       CLASS SHARES(M)     CLASS SHARES(M)
                                                  -------------   -----------    ---------------     ---------------
FUND ANNUAL EXPENSES(a)
  (as a % of average net assets for the fiscal
    year ended December 31, 2004)
  Advisory Fees.................................      0.75%          0.84%(i)         0.25%               0.25%
  Administration Fees...........................      0.00%          0.00%            0.50%               0.25%
  12b-1 Fees....................................      0.00%          0.00%            0.15%               0.15%
  Other Expenses................................      0.14%          0.08%            0.00%               0.00%
  Total Fund Annual Expenses....................      0.89%(h)       0.92%            0.90%               0.65%

                                                        PIMCO               PIMCO
                                                     REAL RETURN        TOTAL RETURN
                                                   ADMINISTRATIVE      ADMINISTRATIVE
                                                   CLASS SHARES(M)     CLASS SHARES(M)
                                                   ---------------     ---------------
FUND ANNUAL EXPENSES(a)
  (as a % of average net assets for the fiscal
    year ended December 31, 2004)
  Advisory Fees.................................        0.25%               0.25%
  Administration Fees...........................        0.25%               0.25%
  12b-1 Fees....................................        0.15%               0.15%
  Other Expenses................................        0.00%               0.00%
  Total Fund Annual Expenses....................        0.65%               0.65%


                                                                                                                VAN
                                                                       T. ROWE       VAN ECK     VAN ECK     KAMPEN UIF
                                                      T. ROWE           PRICE       WORLDWIDE   WORLDWIDE     EMERGING
                                                    PRICE EQUITY     LIMITED-TERM   ABSOLUTE      HARD        MARKETS
                                                  INCOME PORTFOLIO       BOND        RETURN      ASSETS     DEBT CLASS I
                                                  ----------------   ------------   ---------   ---------   ------------
FUND ANNUAL EXPENSES(a)
  (as a % of average net assets for the fiscal
    year ended December 31, 2004)
  Advisory Fees.................................       0.85%            0.70%         2.50%       1.00%        0.75%
  Administration Fees...........................       0.00%            0.00%         0.00%       0.00%        0.00%
  12b-1 Fees....................................       0.00%            0.00%         0.00%       0.00%        0.00%
  Other Expenses................................       0.00%            0.00%         2.50%       0.20%        0.35%
  Total Fund Annual Expenses....................       0.85%(j)         0.70%(j)      5.00%(k)  1.20%()        1.10%(l)

                                                       VAN
                                                    KAMPEN UIF          VAN
                                                     EMERGING        KAMPEN UIF
                                                     MARKETS         U.S. REAL
                                                  EQUITY CLASS I   ESTATE CLASS I
                                                  --------------   --------------
FUND ANNUAL EXPENSES(a)
  (as a % of average net assets for the fiscal
    year ended December 31, 2004)
  Advisory Fees.................................      1.25%            0.76%
  Administration Fees...........................      0.00%            0.00%
  12b-1 Fees....................................      0.00%            0.00%
  Other Expenses................................      0.46%            0.26%
  Total Fund Annual Expenses....................      1.71%(l)         1.02%(l)


------------

(a) The Fund or its agents provided the fees and charges, which are based on 2004 expenses. We have not verified the accuracy of the information provided by the Fund or its agents.


(b) The Advisory fee for the Portfolio is an annual percentage of the Fund's average daily net assets as follows: 0.60% up to $250 million and 0.55% in excess of $250 million. NYLIM has voluntarily agreed to waive its Management Fee to 0.55% on assets up to $250 million and 0.50% on assets in excess of $250 million. If NYLIM's voluntary waiver has been in effect for the fiscal period ended December 31, 2004, the Management Fee would have been 0.55% and Total Portfolio Operating Expenses would have been 0.91% for Initial Class Shares. This waiver may be discontinued at any time without notice.


(c) The Portfolio's Other Expenses are based upon estimates of the expenses that the Portfolio will incur for the current fiscal year.


(d) Based on expenses incurred by the fund, as stated in the most recent shareholder report. The fund has a stepped fee schedule. As a result, the Fund's management fee generally decreases as fund asset increases.


(e) A portion of the brokerage commissions that the Fund pays may be reimbursed and used to reduce the Fund's expenses. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the Fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.66% for Fidelity(R) VIP Contrafund(R), 0.57% for Fidelity(R) VIP Equity-Income, 0.65% for Fidelity(R) VIP Growth, 0.68% for Fidelity(R) VIP MidCap, and 0.87% for Fidelity(R) VIP Overseas. These offsets may be discontinued at any time.

(f) Effective March 1, 2005, the terms of the fund's expense limit were changed to make it more permanent. Under the new arrangement, management fees for the fund have been reduced to 0.10%, and fund expenses are limited to 0.10% (these limits do not apply to interest, taxes, brokerage commissions, securities lending fees, or extraordinary expenses). Under the new contract, this expense limit may not be increased without approval of the fund's shareholders and board of trustees. Thus, the expense limit is now required by contract and is no longer voluntary on the fund manager's part. The expense limit does not, however, apply to new funds or classes that may be created in the future.


(g) All of the fees and expenses shown were determined based on net assets as of the fiscal year ended December 31, 2004, restated to reflect reductions in the Portfolio's management fees, effective July 1, 2004.


(h) Each MFS series has an expense offset arrangement that reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. Each series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series expenses. "Other Expenses" do not take into account these expense reductions, and are therefore higher than the actual expenses of the series. Had these fee reductions been taken into account, "Total Fund Annual Expenses" would be lower for certain series and would equal 0.85% for Investors Trust Series, 1.00% for New Discovery Series, 0.87% for Research Series, and 0.88% for Utilities Series.


(i) Neuberger Berman Management Inc. ("NBMI") has undertaken through December 31, 2008 to waive fees and/or reimburse certain operating expenses, including the compensation of NBMI and excluding taxes, interest, extraordinary expenses, brokerage commissions, and transactions costs, that exceed, in the aggregate, 1% of the Mid-Cap Growth (Class I) and Partners Portfolio's average daily net asset value. The expense limitation arrangements for the Portfolios are contractual, and any excess expenses can be repaid to NBMI within three years of the year incurred, provided such recoupment would not cause a Portfolio to exceed its respective limitation.


(j) The Portfolio pays T. Rowe Price an annual fee that includes investment management services and ordinary, recurring operating expenses, but does not cover interest, taxes, brokerage, nonrecurring and extraordinary items or fees and expenses for the Portfolio's independent directors. The fee is based on Portfolio average daily net assets and is calculated and accrued daily.


(k) Net of short sale dividend expense (1.00%). Net effect of expenses reimbursement by Adviser to average net assets for the period ended 12/31/04 was 1.50%.


(l) Effective November 1, 2004, the Adviser has voluntarily agreed to limit the ratio of expenses to average net assets to the maximum ratio, excluding certain investment related expenses such as foreign country tax expenses and interest on borrowing of 1.30% for Morgan Stanley UIF Emerging Markets Debt Class I shares, of 1.65% for Morgan Stanley UIF Emerging Markets Equity Class I shares, and of 1.10% for Morgan Stanley UIF U.S. Real Estate Class I shares.


(m) Available as of May 16, 2005.

                                  DEFINITIONS

ADJUSTED TOTAL PREMIUM: The total premiums paid minus any partial surrenders. This amount will never be less than zero.


AGE: Insured's age at the nearest birthday (i.e., birthday within 6 months of the Policy Date). If the Policy Date is more than 6 months after the insured's most recent birthday, the issue age is the Insured's age on the next birthday.



ALLOCATION ALTERNATIVES: The 47 Investment Divisions available through the Separate Account, and the Fixed Accounts.



ALTERNATIVE CASH SURRENDER VALUE ("ACSV I AND ACSV II"): For eligible policies, an amount equal to the Cash Surrender Value plus the sum of all sales expense charges and monthly per thousand Face Amount charges amortized over the first ten Policy Years.



BUSINESS DAY:  Day that the New York Stock Exchange is open for regular trading.


CASH SURRENDER VALUE: The Cash Value less any unpaid loans and accrued interest. See "Full Surrenders" for more information.

CASH VALUE: The policy's Separate Account Value, plus the value in the Fixed Accounts.

CASH VALUE ACCUMULATION TEST ("CVAT"): An IRS test to determine whether a policy can be considered life insurance. See "Life Insurance Benefit Options" for more information.

ELIGIBLE PORTFOLIOS ("PORTFOLIOS"): The mutual fund portfolios of the Funds that are available for investment through the Investment Divisions of the Separate Account.

ENHANCED DOLLAR COST AVERAGING FIXED ACCOUNT: The 12-month Dollar Cost Averaging (DCA) account used specifically for the Enhanced DCA program.


FACE AMOUNT: The dollar amount of life insurance under the base policy as selected by the owner at the time of issue. It equals the initial face amount shown on the Policy Data Page, plus or minus any changes made to the initial face amount.


FIXED ACCOUNTS: The Standard Fixed Account and the Enhanced Dollar Cost Averaging Fixed Account.

FUND:  An open-end management investment company.


GENERAL ACCOUNT: An account representing all of NYLIAC's assets, liabilities, capital and surplus, income, gains, or losses that are not included in the Separate Account or any other separate account. We allocate any net premium payments you make during the free look period to this account.


GUIDELINE PREMIUM TEST ("GPT"): An IRS test to determine whether a policy can be considered life insurance. See "Life Insurance Benefit Options" for more information.

INVESTMENT DIVISION: A division of the Separate Account. Each Investment Division invests exclusively in shares of a specified Eligible Portfolio.


IRC:  Internal Revenue Code of 1986, as amended.


ISSUE DATE:  The date we issue the policy as specified on the Policy Data Page.

LIFE INSURANCE BENEFIT: The benefit calculated under the life insurance benefit option you have chosen.


MONTHLY DEDUCTION DAY: The date that we deduct your monthly contract charge, cost of insurance charge, Mortality and Expense Risk charge, per thousand Face Amount charge, and any rider charges from your policy's Cash Value. The first Monthly Deduction Day will be the first monthly anniversary of the Policy Date on or following the Issue Date. However, if we have not received your initial premium payment as of the Issue Date, the first Monthly Deduction Day will be the first occurrence of this calendar day on or following the date we receive the initial premium payment.

MORTALITY AND EXPENSE RISK: The risk that the group of lives we have insured under our policies will not live as long as we expect (mortality risk); and the risk that the cost of issuing and administering the policies will be greater than we have estimated (expense risk).

NET AMOUNT AT RISK: An amount equal to the Life Insurance Benefit minus the policy's Cash Value. See "Life Insurance Benefit Options" for more information.


NON-QUALIFIED POLICY: A policy issued to a person or an entity, other than an employee benefit plan, that qualifies for special federal income tax treatment.


POLICY DATA PAGE: Page 2 of your policy. The Policy Data Page contains your policy's specifications.

POLICY DATE: The date we use as the starting point for determining Policy Years and Monthly Deduction Days. Your Policy Date will be the same as your Issue Date, unless you request otherwise. Generally, you may not choose a Policy Date that is more than six months before your policy's Issue Date. You can find your Policy Date on the Policy Data Page.


POLICY PROCEEDS: The benefit we will pay to your beneficiary when we receive proof that the insured (under VUL) or last surviving insured (under SVUL) died while the policy is in effect. It is equal to the Life Insurance Benefit, plus any additional death benefits under any riders you have chosen, minus any outstanding loans (including any accrued loan interest).


POLICY YEAR: The twelve-month period starting on the Policy Date, and each twelve-month period thereafter.

QUALIFIED POLICY: A policy owned by an employee benefit plan that qualifies for special federal income tax treatment.


SEPARATE ACCOUNT: NYLIAC Variable Universal Life Separate Account-I, a segregated asset account NYLIAC established to receive and invest net premiums that are allocated to the Investment Divisions.



SEPARATE ACCOUNT VALUE: An amount equal to the Cash Value allocated to the Separate Account.



STANDARD FIXED ACCOUNT: The fixed account that credits interest at a fixed rate. The Standard Fixed Account is supported by assets in NYLIAC's General Account. The amount in the Standard Fixed Account earns interest on a daily basis. Interest is credited on each Monthly Deduction Day.


TARGET FACE AMOUNT: An amount equal to the policy's Face Amount plus the Supplementary Term Rider term insurance Face Amount.


TARGET PREMIUM: An amount used to determine the premium expense charges to be deducted from your premium payment in a given Policy Year. The amount of the Target Premium is derived from the policy's Face Amount and the insured's Age, gender, and risk class. The Target Premium may change if the policy's Face Amount is increased or decreased.


TOTAL FACE AMOUNT: An amount equal to the policy's Face Amount, or Target Face Amount if applicable, plus the face amount of the Scheduled Supplementary Term Insurance Rider.

                          MANAGEMENT AND ORGANIZATION

                                    INSURER

New York Life Insurance and Annuity Corporation ("NYLIAC")
(a wholly-owned subsidiary of New York Life Insurance Company)
51 Madison Avenue
New York, NY 10010

                                  YOUR POLICY


     The policy is offered by NYLIAC. Policy assets allocated to the Investment Divisions are invested in Variable Universal Life Separate Account-I (the "Separate Account"), which has been in existence since June 4, 1993. The Policy offers life insurance protection, a choice of Life Insurance Benefit options, flexible premium payments, loans and partial surrenders, the ability to change the Face Amount of the Policy, and the ability to invest in up to 47 Investment Divisions and the Fixed Accounts.


     It is important to note that the policy's assets may be used to pay only those NYLIAC liabilities that arise from the policies. NYLIAC is obligated to pay all amounts promised to policyowners under the policies.


     Certain provisions of the policies may differ from the general description in this prospectus, and certain riders and options may not be available because of legal requirements or restrictions in your state. See your policy for specific variations because any such state variations will be included in your policy, or in riders or endorsements attached to your policy. See your registered representative or contact us for specific information that may be applicable to your state. (See "State Variations" for details.)


                           ABOUT THE SEPARATE ACCOUNT


     NYLIAC Variable Universal Life Separate Account-I (the "Separate Account") is a segregated asset account that NYLIAC has established to receive and invest your net premiums. NYLIAC established the Separate Account on June 4, 1993 under the laws of Delaware, in accordance with resolutions set forth by the NYLIAC Board of Directors. The Separate Account is registered as a unit investment trust with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended. This registration does not mean that the SEC supervises the management, investment practices, or policies of the Separate Account.



     Although the assets of the Separate Account belong to NYLIAC, these assets are held separately from the other assets of NYLIAC, and under applicable insurance law cannot be charged for liabilities incurred in any other business operations of NYLIAC (except to the extent that assets in the Separate Account exceed the reserves and other liabilities of the Separate Account). These assets are not subject to the claims of our general creditors. The income, capital gains, and capital losses incurred on the assets of the Separate Account are credited to or are charged against the assets of the Separate Account without regard to income, capital gains, and capital losses arising out of any other business NYLIAC may conduct. Therefore, the investment performance of the Separate Account is entirely independent of the investment performance of NYLIAC's Standard Fixed Account or Enhanced DCA Fixed Account, or any other separate account of NYLIAC.

     The Separate Account currently consists of 47 Investment Divisions available under the policy. The Investment Divisions invest exclusively in the corresponding Eligible Portfolios of the Funds. The income, capital gains, and capital losses incurred on the assets of an Investment Division are credited to or charged against the assets of that Investment Division, without regard to the income, capital gains, or capital losses of any other Investment Division. The Investment Divisions of the Separate Account are designed to provide money to pay benefits under your policy, but they do not guarantee a minimum rate of return or protect against asset depreciation. They will fluctuate up and down depending on the performance of the Eligible Portfolios.


                                   OUR RIGHTS

     We may take certain actions relating to our operations and the operations of the Separate Account. We will take these actions in accordance with applicable laws including obtaining any required approval of the SEC and any other required regulatory approvals. If necessary, we will seek approval of our policyowners.

     Specifically we reserve the right to:

     -- add or remove any Investment Division;

     -- create new separate accounts;

     -- combine the Separate Account with one or more other separate accounts;

     -- operate the Separate Account as a management investment company under the 1940 Act or in any other form permitted by law;

     -- deregister the Separate Account under the 1940 Act;

     -- manage the Separate Account under the direction of a committee or discharge such committee at any time;

     -- transfer the assets of the Separate Account to one or more other separate accounts;

     -- restrict or eliminate any of the voting rights of policyowners or other persons who have voting rights as to the Separate Account; and

     -- change the name of the Separate Account.

                               THE FIXED ACCOUNTS


     The Fixed Accounts are supported by the assets in our General Account, which includes all of our assets except those assets specifically allocated to separate accounts. These assets are subject to the claims of our general creditors. We can invest the assets of the Fixed Accounts however we choose, within limits. Your interest in the Fixed Accounts is not registered under the Securities Act of 1933, as amended (the "1933 Act"), and the Fixed Accounts are not registered as investment companies under the Investment Company Act of 1940, as amended (the "1940 Act"). Therefore, generally you do not have the benefits and protections of these statutes for amounts allocated to the Fixed Accounts.

                      HOW TO REACH US FOR POLICY SERVICES


     You can send service requests to us at either of the following addresses:



       New York Life Insurance and Annuity Corporation (A Delaware Corporation)



Advanced Markets Services              NYLIAC
51 Madison Avenue, Room 651            Advanced Market Services
New York, NY 10010                     P.O. Box 922
Telephone: (866) 695-3289              New York, NY 10159



     All New York Life or NYLIAC requirements must be met in order for us to process your service requests. Please review all service request forms carefully and provide all required information as applicable to the transaction. If all requirements are not met, we will not be able to process your service request. We will make every reasonable attempt to notify you in writing of this situation. It is important that you inform New York Life or NYLIAC of an address change so that you can receive important statements. By completing a Telephone Request Form you can authorize a third party to have access, through a Customer Service Representative, to your policy information and to make fund transfers, allocation changes, and other permitted transactions. The Customer Service Representative will require certain identifying information (e.g., Social Security Number, address of record, date of birth) before taking any requests or providing any information to ensure that the individual giving instructions is authorized.



     NYLIAC does not permit current and former Registered Representatives to have authorization to request transactions on behalf of their clients. Authorization to these Registered Representatives will be limited to accessing policy information only.



     Faxed requests are not acceptable and will not be honored at any time. Additionally we will not accept e-mails of imaged, signed service requests.


                         FUNDS AND ELIGIBLE PORTFOLIOS


     The Portfolios of each Fund eligible for investment, along with their advisers and investment objectives, are listed in the following table. For more information about each of these Portfolios please read their prospectuses, which are found at the end of the Policy's prospectus.



     We receive payments or compensation from some or all of the Funds or their investment advisers, or from other service providers of the Funds (who may be affiliates of NYLIAC) in connection with administration, distribution and other services we provide with respect to the Eligible Portfolios and their availability through the policies. The amounts we receive, if any, may be substantial, may vary by Eligible Portfolio, and may depend on how much policy value is invested in the particular Eligible Portfolio or Fund. Currently, we receive payments or revenue under various arrangements in amounts ranging from 0.10% to 0.35% annually of the aggregate net asset value of the shares of some of the Eligible Portfolios held by the Investment Divisions. We also receive compensation under various distribution services arrangements in amounts ranging from 0.05% to 0.25% annually of the aggregate net asset value of the shares of some of the Eligible Portfolios held by the Investment Divisions. The compensation that your registered representative receives remains the same regardless of which Investment Divisions you choose or the particular arrangements applicable to those Investment Divisions.


FUNDS AND ELIGIBLE PORTFOLIOS       INVESTMENT ADVISER                  INVESTMENT OBJECTIVES
                                    -                                   -
MainStay VP Series Fund, Inc.:      New York Life Investment
                                      Management LLC ("NYLIM")
  MainStay VP Basic Value--Initial  Subadviser: The Dreyfus
  Class                               Corporation                       Capital appreciation.
  MainStay VP Bond--Initial Class   NYLIM
                                                                        Seeks highest income over the long
                                                                        term consistent with preservation of
                                                                        principal.
  MainStay VP Capital               Subadviser: MacKay Shields LLC
  Appreciation--Initial Class         ("MacKay")                        Seeks long-term growth of capital.
                                                                        Dividend income, if any, is an
                                                                        incidental consideration.
  MainStay VP Cash Management       Subadviser: MacKay
                                                                        Seeks as high a level of current
                                                                        income as is considered consistent
                                                                        with the preservation of capital and
                                                                        liquidity.
  MainStay VP Common Stock--        NYLIM
  Initial Class                                                         Seeks long-term growth of capital,
                                                                        with income as a secondary
                                                                        consideration.
  MainStay VP Convertible--         Subadviser: MacKay
  Initial Class                                                         Seeks capital appreciation together
                                                                        with current income.
  MainStay VP Floating Rate--       NYLIM
  Initial Class                                                         Seeks to provide high current
                                                                        income.
  MainStay VP Government--Initial   Subadviser: MacKay
  Class                                                                 Seeks a high level of current
                                                                        income, consistent with safety of
                                                                        principal.
  MainStay VP Growth--Initial       Subadviser: Eagle Asset
  Class                               Management, Inc.                  Seeks growth through long-term
                                                                        capital appreciation.
  MainStay VP High Yield Corporate  Subadviser: MacKay
  Bond--Initial Class                                                   Maximize current income through
                                                                        investment in a diversified
                                                                        Portfolio of high yield, high risk
                                                                        debt securities that are ordinarily
                                                                        in the lower rating categories of
                                                                        recognized rating agencies (that is,
                                                                        rated Baa to B by Moody's or BBB to
                                                                        B by S&P). Capital appreciation is a
                                                                        secondary objective.
  MainStay VP Income &              Subadviser: American Century
  Growth--Initial Class               Investment Management, Inc.       Seeks dividend growth, current
                                                                        income, and capital appreciation.
  MainStay VP S&P 500 Index--       NYLIM
  Initial Class                                                         Seeks to provide investment results
                                                                        that correspond to the total return
                                                                        performance (and reflect
                                                                        reinvestment of dividends) of
                                                                        publicly traded common stocks
                                                                        represented by the S&P 500(R) Index.
  MainStay VP Total Return--        Subadviser: MacKay
  Initial Class                                                         Realize current income consistent
                                                                        with reasonable opportunity for
                                                                        future growth of capital and income.
  MainStay VP Value--Initial Class  Subadviser: MacKay
                                                                        Realize maximum long-term total
                                                                        return from a combination of capital
                                                                        growth and income.
The Alger American Fund:            Fred Alger Management, Inc.
  Alger American Leveraged All                                          Long-term capital appreciation by
  Cap--Class O Shares                                                   focusing on companies of all sizes
                                                                        that demonstrate promising growth
                                                                        potential.
  Alger American Small                                                  Long-term capital appreciation by
  Capitalization--Class O Shares                                        focusing on small, fast growing
                                                                        companies that offer innovative
                                                                        products, services, or technologies
                                                                        to a rapidly expanding marketplace.


FUNDS AND ELIGIBLE PORTFOLIOS       INVESTMENT ADVISER                  INVESTMENT OBJECTIVES
                                    -                                   -
American Century(R) Variable        American Century Investment
Portfolios, Inc.:                     Management, Inc.
  American Century VP Inflation                                         Long-term total return using a
  Protection--Class II                                                  strategy that seeks to protect
                                                                        against U.S. inflation.
  American Century VP
  International--Class II                                               Growth of capital by investing in
                                                                        stocks of growing foreign companies
                                                                        in developed countries.
  American Century VP Value--
  Class II                                                              Long-term capital growth with income
                                                                        as a secondary objective by
                                                                        investing in stocks of companies
                                                                        believed to be undervalued at the
                                                                        time of purchase.
Dreyfus Investment Portfolios:      The Dreyfus Corporation
  Dreyfus IP Technology                                                 The Portfolio seeks capital
  Growth--Initial Shares                                                appreciation. To pursue this goal,
                                                                        the Portfolio normally invests at
                                                                        least 80% of its assets in the
                                                                        stocks of growth companies of any
                                                                        size that Dreyfus believes to be
                                                                        leading producers or beneficiaries
                                                                        of technological innovation.
Dreyfus Variable Investment Fund:
  Dreyfus VIF Developing            The Dreyfus Corporation             The Portfolio seeks capital growth.
  Leaders--Initial Shares                                               To pursue this goal, the Portfolio
                                                                        normally invests at least 80% of its
                                                                        assets in the stocks of companies
                                                                        Dreyfus believes to be developing
                                                                        leaders: companies characterized by
                                                                        new or innovative products, services
                                                                        or processes having the potential to
                                                                        enhance earnings or revenue growth.


FUNDS AND ELIGIBLE PORTFOLIOS       INVESTMENT ADVISER                  INVESTMENT OBJECTIVES
                                    -                                   -
Fidelity Variable Insurance         Adviser: Fidelity Management &
Products Fund:                        Research Company
  Fidelity(R) VIP Contrafund(R)--   Subadvisers: Fidelity Management &  Seeks long-term capital
  Initial Class                       Research (U.K.) Inc., Fidelity    appreciation.
                                      Management & Research (Far East)
                                      Inc., Fidelity Investments Japan
                                      Limited and FMR Co., Inc.
                                      ("FMRC")
  Fidelity(R) VIP Equity-Income--   Subadviser: FMRC                    Seeks reasonable income by investing
  Initial Class                                                         primarily in income-producing equity
                                                                        securities. In choosing these
                                                                        securities, the Fund will also
                                                                        consider the potential for capital
                                                                        appreciation. The Fund's goal is to
                                                                        achieve a yield that exceeds the
                                                                        composite yield on the securities
                                                                        comprising the S&P 500(R).
  Fidelity(R) VIP Growth--          Subadviser: FMRC                    Seeks to achieve capital
  Initial Class                                                         appreciation.
  Fidelity VIP Index 500--          Subadviser: FMRC
  Initial Class                                                         Seeks investment results that
                                                                        correspond to the total return of
                                                                        common stocks traded in the United
                                                                        States, as represented by the S&P
                                                                        500(R).
  Fidelity(R) VIP Investment Grade  Subadviser: Fidelity Investments
  Bond--Initial Class                 Money Management, Inc.            Seeks as high a level of current
                                                                        income as is consistent with the
                                                                        preservation of capital.
  Fidelity(R) VIP Mid Cap--         Subadvisers: Fidelity Management &
  Initial Class                       Research (U.K.) Inc., Fidelity    Seeks long-term growth of capital.
                                      Management & Research (Far East)
                                      Inc., Fidelity Investments Japan
                                      Limited and FMRC
  Fidelity(R) VIP Overseas--        Subadvisers: Fidelity Management &
  Initial Class                       Research (U.K.) Inc., Fidelity    Seeks long-term growth of capital.
                                      Management & Research (Far East)
                                      Inc., Fidelity International
                                      Investment Advisors, Fidelity
                                      International Investment
                                      Advisors (U.K.), Fidelity
                                      Investments Japan Limited and
                                      FMRC
Janus Aspen Series:                 Janus Capital Management LLC
  Janus Aspen Series                                                    Long-term capital growth, consistent
  Balanced--Institutional Shares                                        with the preservation of capital and
                                                                        balanced by current income.
  Janus Aspen Series Mid Cap
  Growth--Institutional Shares                                          Long-term growth of capital.
  Janus Aspen Series Worldwide
  Growth--Institutional Shares                                          Long-term growth of capital in a
                                                                        manner consistent with the
                                                                        preservation of capital.


FUNDS AND ELIGIBLE PORTFOLIOS       INVESTMENT ADVISER                  INVESTMENT OBJECTIVES
                                    -                                   -
MFS(R) Variable Insurance           Massachusetts Financial Services
Trust(SM):                            Company
  MFS(R) Investors Trust                                                Seeks mainly to provide long-term
  Series--Initial Class                                                 growth of capital and secondarily to
                                                                        provide reasonable current income.
  MFS(R) New Discovery
  Series--Initial Class                                                 Seeks capital appreciation.
  MFS(R) Research Series--Initial
  Class                                                                 Seeks to provide long-term growth of
                                                                        capital and future income.
  MFS(R) Utilities Series--Initial
  Class                                                                 Seeks capital growth and current
                                                                        income (income above that available
                                                                        from a portfolio invested entirely
                                                                        in equity series).
Neuberger Berman Advisers           Adviser: Neuberger Berman
Management Trust:                     Management Inc.
  Neuberger Berman AMT Mid-Cap      Subadviser: Neuberger Berman, LLC   Growth of capital by investing in
  Growth--Class I                                                       the common stock of
                                                                        mid-capitalization companies.
PIMCO Variable Insurance Trust      Pacific Investment Management
                                      Company LLC
  PIMCO Global Bond--                                                   Seeks maximum total return,
  Administrative Class Shares                                           consistent with preservation of
                                                                        capital and prudent investment
                                                                        management.
  PIMCO Low Duration--                                                  Seeks maximum total return,
  Administrative Class Shares                                           consistent with preservation of
                                                                        capital and prudent investment
                                                                        management.
  PIMCO Real Return--                                                   Seeks maximum total return,
  Administrative Class Shares                                           consistent with preservation of real
                                                                        capital and prudent investment
                                                                        management.
  PIMCO Total Return--                                                  Seeks maximum total return,
  Administrative Class Shares                                           consistent with preservation of
                                                                        capital and prudent investment
                                                                        management.
T. Rowe Price Equity Series, Inc.:  T. Rowe Price Associates, Inc.
  T. Rowe Price Equity Income                                           Seeks to provide substantial
  Portfolio                                                             dividend income and also long-term
                                                                        capital appreciation through
                                                                        investments in common stocks of
                                                                        established companies.
T. Rowe Price Fixed Income Series,  T. Rowe Price Associates, Inc.
Inc.:
  T. Rowe Price Limited-Term Bond                                       High level of income consistent with
  Portfolio                                                             moderate fluctuations in principal
                                                                        value.
Van Eck Worldwide Insurance Trust:  Van Eck Associates Corporation
  Van Eck Worldwide Absolute                                            Positive returns in various market
  Return                                                                cycles by utilizing a diversified
                                                                        "manager of managers" investment
                                                                        approach, whereby the Fund selects
                                                                        multiple investment subadvisers who
                                                                        use various hedging strategies.
  Van Eck Worldwide Hard Assets                                         Long-term capital appreciation by
                                                                        investing globally, primarily in
                                                                        "hard asset securities" such as
                                                                        energy, forest products, real
                                                                        estate, and precious and industrial
                                                                        metals.


FUNDS AND ELIGIBLE PORTFOLIOS       INVESTMENT ADVISER                  INVESTMENT OBJECTIVES
                                    -                                   -
The Universal Institutional Funds,  Van Kampen(a)
Inc.:
  Van Kampen UIF Emerging Markets                                       High total return by investing
  Debt--Class I                                                         primarily in fixed income securities
                                                                        of government and government-related
                                                                        issuers and, to a lesser extent, of
                                                                        corporate issuers in emerging market
                                                                        countries.
  Van Kampen UIF Emerging Markets                                       Long-term capital appreciation by
  Equity--Class I                                                       investing primarily in
                                                                        growth-oriented equity securities of
                                                                        companies in emerging market
                                                                        countries.
  Van Kampen UIF U.S. Real                                              Above average current income and
  Estate--Class I                                                       long-term capital appreciation by
                                                                        investing primarily in equity
                                                                        securities of companies in the U.S.
                                                                        real estate industry, including real
                                                                        estate investment trusts.



(a) Morgan Stanley Investment Management Inc., the investment adviser to the UIF Portfolios, does business in certain instances using the name "Van Kampen."



     You are responsible for choosing the Investment Divisions, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Decisions regarding investment allocations should be carefully considered. YOU BEAR THE RISK OF ANY DECLINE IN THE VALUE OF YOUR POLICY RESULTING FROM THE PERFORMANCE OF THE PORTFOLIOS YOU HAVE CHOSEN.



     In making your investment selections, we encourage you to thoroughly investigate all of the information regarding the Eligible Portfolios that is available to you, including each Fund's prospectus, statement of additional information, and annual and semi/annual reports. Other sources such as the Fund's website or newspapers and financial and other magazines provide more current information, including information about any regulatory actions or investigations relating to a Fund or Eligible Portfolio. After you select Investment Divisions for your initial premium, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.



     NYLIAC does not provide investment advice and does not recommend or endorse any particular Eligible Portfolio or Portfolios.



     The Investment Divisions invest in the corresponding Eligible Portfolios. You may choose to allocate your net premium payment or transfer Cash Value to a maximum of 21 of the 49 Allocation Alternatives.



     The Investment Divisions offered through the policy and described in this prospectus and the SAI are different from mutual funds that may have similar names, the same adviser, the same investment objective and policies, and substantially similar portfolio securities, but still investment performance may not be the same.


                               INVESTMENT RETURN

     The investment return of your policy is based on the accumulation units you have in each Investment Division of the Separate Account, the amount you have in the Fixed Accounts, the investment experience of each Investment Division as measured by its actual net rate of return, and the interest rate we credit on the amount you have in the Fixed Accounts.

     The investment experience of an Investment Division of the Separate Account reflects increases or decreases in the net asset value of the shares of the corresponding Eligible Portfolio, any dividend or capital gains distributions, and any charges against the assets of the Investment Division. We determine this investment experience from the end of one valuation day to the end of the next valuation day.


     We will credit any amounts in the Fixed Accounts with a fixed interest rate that we declare periodically, in advance, and at our sole discretion. This rate will never be less than an annual rate of 3%. We may credit different interest rates to loaned and unloaned amounts in the Fixed Accounts. All net premiums applied to the Fixed Accounts, and amounts transferred to the Standard Fixed Account, receive the loaned amount rate or the unloaned amount rate in effect at that time. Interest accrues daily and is credited on each Monthly Deduction Day.


                                     VOTING


     We will vote the shares held in the Investment Divisions of the Separate Account of the Eligible Portfolios at any regular and special shareholder meetings of the Funds. We will vote these shares according to the instructions we receive from our policyowners who have invested their premiums in Investment Divisions that invest in the Fund holding the meeting. However, if the law changes to allow us to vote the shares in our own right, we may decide to do so.


     While your policy is in effect, you can provide voting instructions to us for each Investment Division in which you have assets. The number of votes you are entitled to will be determined by dividing the units you have invested in an Investment Division by the net asset value per unit for the Eligible Portfolio underlying that Investment Division.


     We will determine the number of votes you are entitled to on the date established by the underlying Fund for determining shareholders that are eligible to vote at the meeting of the relevant Fund. We will send you written voting instructions prior to the meeting according to the procedures established by the Fund. We will send proxy material, reports, and other materials relating to the Fund to each person having a voting interest.



     We will vote the Fund shares for which we do not receive timely instructions in the same proportion as the shares for which we receive timely voting instructions. We will use voting instructions to abstain from voting on an item to reduce the number of votes eligible to be cast.


                       CHARGES ASSOCIATED WITH THE POLICY

     As with all life Insurance policies, certain charges apply when you purchase the policy. The following is a summary explanation of these charges. (See "Additional Information about Charges" in the SAI for more information.)


                                  LOAN CHARGES



     We currently charge an effective annual loan interest rate of 4% in Policy Years 1-10 and 3.25% in Policy Years 11 and beyond. We may increase or decrease this rate but we guarantee that the rate will never exceed 6%.

     When you take a loan against your policy, the loaned amount which we hold in the Standard Fixed Account may earn interest at a different rate from the rate we charge you for loan interest. The rate we credit on loaned amounts will never be less than 2% less than the rate we charge for policy loans. We guarantee that the interest rate we credit on loaned amounts will always be at least 3%. For the first ten Policy Years, the rate we currently expect to credit on loaned amounts is 1% less than the rate we charge for loan interest. Beginning in the eleventh Policy Year, the rate we currently expect to credit on loaned amounts is 0.25% less than the rate we charge for loan interest. (See "Loans" for more information.)


                            DEDUCTIONS FROM PREMIUMS


     When we receive a premium payment from you, whether planned or unplanned, we will deduct a sales expense charge, and a state tax charge. If your policy is a Non-Qualified Policy we will deduct a federal tax charge as well.


SALES EXPENSE CHARGE

     Target Premium--We assess a sales expense charge based on the age of your policy and on your policy's Target Premium. Your initial Target Premium is set at the time your policy is issued. You can find this initial Target Premium on the Policy Data Page. Your Target Premium will change if you change the Face Amount of your policy.

     -- Current--We currently deduct a current sales expense charge of 56.75% of any premium payment in Policy Year 1 up to the Target Premium; 26.75% of any premium payment in Policy Years 2-5 up to the Target Premium; 1.75% of any premium payment in Policy Year 6 up to the Target Premium; and 0.75% of any premium payment in Policy Years 7 and beyond up to the Target Premium. Once premium payments equal to the Target Premium for a Policy Year have been made, we currently deduct a sales expense charge of 2.75% from any additional premium payments paid in that Policy Year for Policy Years 1-5; 1.75% from any additional premium payments paid in that Policy Year for Policy Year 6; and 0.75% from any additional premium payments paid in that Policy Year for Policy Years 7 and beyond.

     -- Guaranteed Maximum--We can change this charge at any time, but we guarantee that any sales expense charge we deduct will never exceed 56.75% of the premium payment in Policy Year 1 up to the Target Premium; 26.75% of the premium payment in Policy Years 2-5 up to the Target Premium; and 1.75% of the premium payment in Policy Years 6 and beyond up to the Target Premium. Once premium payments equal to the Target Premium for a Policy Year have been made, we guarantee that any sales expense charge we deduct will never exceed 3.75% from any additional premium payments paid in that Policy Year for Policy Years 1-5; and 1.75% from any additional premium payments paid in that Policy Year for Policy Years 6 beyond.

STATE TAX CHARGE


     -- We currently deduct 2% of each premium payment you make, or $20 per $1,000 of premium, as a state tax charge. We may increase this charge to reflect changes in applicable law.

FEDERAL TAX CHARGE


     -- For Non-Qualified Policies, we currently deduct 1.25% of each premium payment you make, or $12.50 per $1,000 of premium, as a federal tax charge. We may increase this charge to reflect changes in applicable law.


                      DEDUCTIONS FROM CASH SURRENDER VALUE


     Each month, we will deduct a monthly contract charge, a cost of insurance charge, a Mortality and Expense Risk charge, a per thousand Face Amount charge, and a rider charge for the cost of any additional riders from your policy's Cash Surrender Value. If you have elected the Expense Allocation feature, the policy charges will be deducted according to those instructions. Otherwise, we will deduct these charges proportionately from each of the Investment Divisions and any unloaned amount in the Standard Fixed Account.


     We will deduct these charges on the Monthly Deduction Day. The first Monthly Deduction Day will be the monthly anniversary of your Policy Date on or following the date we receive the initial premium payment. If the Policy Date is prior to the Issue Date, the deductions made on the first Monthly Deduction Day will cover the period from the Policy Date until the first Monthly Deduction Day.

MONTHLY CONTRACT CHARGE


     On each Monthly Deduction Day, we will deduct a monthly contract charge to cover our costs for providing certain administrative services, including premium collection, record-keeping, processing claims, and communicating with policyowners.



     We currently deduct a monthly contract charge of $100 per month in Policy Year 1 and $25 per month in Policy Years 2 and beyond. We guarantee that this charge will never exceed $100 per month in Policy Year 1 and $50 per month in Policy Years 2 and beyond. If the Face Amount, the Target Face Amount, or the Total Face Amount falls below $1,000,000, the monthly contract charge will not exceed $25 per month.


CHARGE FOR COST OF INSURANCE PROTECTION


     Each Monthly Deduction Day, we will deduct the cost of insurance charge from the Cash Surrender Value of your policy for the cost of providing a Life Insurance Benefit to you. This charge is equal to the Net Amount at Risk multiplied by the sum of a monthly cost of insurance rate plus any applicable flat extra charge, which might apply to certain insureds based on our underwriting. The Net Amount at Risk is equal to the difference between the policy's Life Insurance Benefit and its Cash Value. The Life Insurance Benefit varies based upon the Life Insurance Benefit Option chosen. The Cash Value varies based upon the performance of the Investment Divisions selected, interest credited to the Fixed Accounts, outstanding loans (including loan interest), charges, and premium payments. We determine the monthly cost of insurance based upon our underwriting of your policy. This determination is based on the insured's issue Age, gender, underwriting class, and Policy Year. The current cost of insurance charges are higher if the policy's Target Face Amount or Total Face Amount falls below $1,000,000. We may change these rates from time to time, based on changes in future expectations of such factors as mortality, investment income, expenses, and persistency.

     The cost of insurance rates will never exceed the guaranteed maximum cost of insurance rates for your policy. We base the guaranteed rates for policies that provide coverage for insureds in substandard underwriting classes on higher rates than for standard or better underwriting classes. If the insured is age 17 or younger when the policy is issued, we base the guaranteed rates on the 1980 Commissioner's Standard Ordinary Mortality Table. If the insured is age 18 or older when the policy is issued and is in a standard or better underwriting class, we base the guaranteed rates on the 1980 Commissioner's Standard Ordinary Smoker and Nonsmoker Mortality Tables appropriate to the insured's underwriting class.

MORTALITY AND EXPENSE RISK CHARGE


     -- Current - In Policy Years 1-20 we currently deduct a Mortality and
        Expense Risk charge that is equal to an annual rate of up to 0.55%, or $5.50 per $1000 of the average daily net asset value of each Investment Division. If the policy has an Alternative Cash Surrender Value, the Mortality and Expense Risk charge is increased in Policy Years 1 through 10 by 0.30% for ACSV I and by 0.55% for ACSV II, not to exceed a total Mortality and Expense Risk charge of 1.00%. In Policy Years 21 and beyond the charge is equal to an annual rate of up to 0.35% of the Separate Account Value.



       The rate used to calculate the Mortality and Expense Risk charge will be reduced based on the policy's Separate Account Value as follows:


         SEPARATE ACCOUNT VALUE                                        REDUCTION IN RATE
         ----------------------                                        -----------------
         Less than $250,000..........................................        0.00%
         At least $250,000 but less than $500,000....................        0.20%
         At least $500,000 but less than $1,000,000..................        0.25%
         $1,000,000 or more..........................................        0.30%


PERIODIC CHARGES OTHER THAN FUNDS' OPERATING EXPENSES



         CHARGE                             WHEN CHARGE IS DEDUCTED         AMOUNT DEDUCTED
         ------                            --------------------------   ------------------------
         Mortality and Expense Risk        Each Monthly Deduction Day   Guaranteed Maximum:
           Charge (as a % of Separate                                   1.00%
           Account Value)



                                                                  CURRENT(1)
         SEPARATE ACCOUNT VALUE:                                   NO ACSV     ACSV I(2)   ACSV II(2)
         -----------------------                                  ----------   ---------   ----------
         Less than $250,000.....................................     .55%         .85%        1.00%
         At least $250,000 but less than $500,000...............     .35%         .65%         .90%
         At least $500,000 but less than $1,000,000.............     .30%         .60%         .85%
         $1,000,000 or more.....................................     .25%         .55%         .80%


       ----------------------


       (1) In Policy Years 21 and beyond, current Mortality and Expense Risk charges are as follows -- if Separate Account Value is: less than $250,000, .35%; at least $250,000 but less than $500,000, .15%; at least $500,000 but less than $1,000,000, .10%; and $1,000,000 or more, .05%.



       (2) Charges are for Policy Years 1 through 10. For Policy Years 11 and beyond, current Mortality and Expense Risk charges for policies with ACSV I and ACSV II are .55%, .35%, .30%, and .25%, respectively, and subject to further reductions as defined in the above footnote (1).



     -- Guaranteed Maximum-We guarantee that the Mortality and Expense Risk charge will never exceed an annual rate of 1.00%, or $10 per $1000, of the average daily net asset value of each Investment Division.

MONTHLY PER THOUSAND FACE AMOUNT CHARGE


     Each month during the first five Policy Years, we deduct a monthly per thousand Face Amount charge. This charge is equal to $0.03 per $1000 of the policy's Face Amount, plus the Supplementary Term Rider insurance benefit, plus the Scheduled Supplementary Term Insurance Rider insurance benefit, plus the face amount of any Scheduled Supplementary Term Insurance Rider. We do not currently deduct a per thousand Face Amount charge in Policy Years 6 and beyond, but we may deduct such charge in the future. The per thousand Face Amount charge will never exceed $0.03 per $1000 for any Policy Year. The monthly per thousand Face Amount charge does not apply to the Level First-to-Die Term Rider available with SVUL.


RIDER CHARGES

     Each month, we deduct any applicable charges for any optional riders you have chosen. (For more information about specific charges, see "Table of Fees and Expenses.")

EXPENSE ALLOCATION


     With the Expense Allocation feature, you choose how to allocate deductions from the Cash Surrender Value. These include the monthly contract charge, the monthly cost of insurance charge, the Mortality and Expense Risk charge, the per thousand Face Amount charge, and the monthly cost of any riders on the policy. You can instruct us at the time of the application and any time thereafter, to have expenses deducted from the Mainstay VP Cash Management Investment Division, the Standard Fixed Account, or a combination of both.


     If the values in the MainStay VP Cash Management Investment Division and/or the Standard Fixed Account are insufficient to pay these charges, we will deduct as much of the charges as possible. The remainder of the charges will be deducted proportionately from each of the Investment Divisions. If you do not instruct us as to how you would like the expenses allocated, these charges will be deducted proportionately from each of the Investment Divisions and any unloaned amount in the Fixed Account(s).

CHARGES FOR FEDERAL INCOME TAXES


     We do not currently deduct a charge for federal income taxes from the Investment Divisions, although we may do so in the future to reflect possible changes in the law.


FUND CHARGES

     Each Investment Division of the Separate Account purchases shares of the corresponding Eligible Portfolio at the net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of the Portfolio by the relevant Fund. The advisory fees and other expenses are not fixed or specified under the terms of the policy and may vary from year to year. These fees and expenses are described in the Funds' prospectuses. See "Fund Annual Expenses" for more information.

                              TRANSACTION CHARGES


PARTIAL SURRENDER FEE


     When you make a partial surrender, we reserve the right to deduct a fee, not to exceed $25, for processing the partial surrender.


TRANSFER FEE



     We currently do not charge for transfers made between Investment Divisions. However, we have a right to charge $30 per transfer for any transfer in excess of 12 in a Policy Year.



EXERCISE OF LIVING BENEFITS RIDER



     A one-time charge will apply if you exercise the Living Benefits Rider.



                           DESCRIPTION OF THE POLICY


                                  THE PARTIES


     There are three important parties to the Policy: the POLICYOWNER(S) , the INSURED(S), and the BENEFICIARY(IES). One individual can have one or more of these roles. Each party plays an important role in a Policy.



POLICYOWNER: This person (persons) or entity can purchase and surrender a policy, and can make changes to it, such as:


     -- increase/decrease the Face Amount

     -- choose a different Life Insurance Benefit (except that a change cannot be made to Option 3)

     -- choose/add/delete riders

     -- change a beneficiary

     -- choose/change underlying investment options

     -- take a loan against or take a partial surrender from the Cash Surrender
        Value of the policy


     The current policy owner (on non qualified plans) has the right to transfer ownership to another party/entity. The person having the right to transfer the ownership of the policy must do so by using the Company's approved "Transfer of Ownership" form in effect at the time of the request. When the Company records the change, it will take effect as of the date the form was signed, subject to any payment made or other action taken by the Company before recording. Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who becomes the owner of an existing account. This means the new owner will be required to provide their name, address, date of birth, and other identifying information. A transfer of ownership request on any variable product requires that the new owner(s) submit financial and suitability information as well.

INSURED: This individual's personal information determines the cost of the life insurance coverage. The Policyowner also may be the insured.



BENEFICIARY: The person (persons) who receive(s) the Policy Proceeds at the time of the insured's (under VUL) or last surviving insured's (under SVUL) death. The beneficiary is the person(s) or entity(ies) the Policyowner specifies on our records to receive the proceeds from the policy. The Policyowner may name his or her estate as the beneficiary.


                                   THE POLICY


     The Policy provides life insurance protection on the named insured (under
VUL) or insureds (under SVUL), and pays Policy Proceeds when the insured (under
VUL) or last surviving insured (under SVUL) dies while the policy is in effect. The policy offers: (1) flexible premium payments where you decide the timing and amount of the payment; (2) a choice of three Life Insurance Benefit Options; (3) access to the policy's Cash Surrender Value through loans and partial surrender privileges (within limits); (4) the ability to increase or decrease the policy's Face Amount of insurance (within limits); (5) a guarantee that the policy will not lapse during the first three Policy Years if the specified minimum monthly premiums have been paid; (6) additional benefits through the use of optional riders; and (7) a selection of premium and expense allocation options, consisting of 47 Investment Divisions, a Standard Fixed Account with a guaranteed minimum interest rate, and an Enhanced Dollar Cost Averaging Fixed Account.


     We will pay the designated beneficiary the Policy Proceeds if the policy is still in effect when the insured (under VUL) or last surviving insured (under
SVUL) dies. During the first three Policy Years we guarantee that the policy will not lapse so long as the total amount of premiums paid (less any loans and partial surrenders) is at least equal to the minimum monthly premium, shown on the Policy Data Page, multiplied by the number of months the policy has been in force. Your policy will stay in effect as long as the Cash Surrender Value of your policy is sufficient to pay your policy's monthly deductions.


     The policy offers you a choice of: (1) a level Life Insurance Benefit equal to the Face Amount of your policy, (2) a Life Insurance Benefit which varies and is equal to the sum of your policy's Face Amount and Cash Value, or (3) a Life Insurance Benefit that varies and is equal to the sum of your policy's Face Amount and the Adjusted Total Premium. If you choose Life Insurance Benefit Option 2, the Life Insurance Benefit will increase or decrease depending on the performance of the investment options you select. If you chose Life Insurance Benefit Option 3, the Life Insurance Benefit will increase or decrease depending on the premiums paid and any partial surrenders taken. However, in no event will your policy's Life Insurance Benefit be less than the Face Amount of your policy.


HOW THE POLICY IS AVAILABLE


     The policy is available as a Non-Qualified or a Qualified Policy. We issue Qualified Policies on a unisex basis. Any reference in this prospectus that makes a distinction based on the gender of the insured should be disregarded as it relates to Qualified policies.


POLICY PREMIUMS

     Once you have purchased your policy, you can make premium payments as often as you like and for any amount you choose, within limits. Other than the initial premium, there are no required premium payments. However, you may be required to make additional premium payments to keep your policy from lapsing. (See "Premiums" for more information.)

CASH VALUE

     The Cash Value of this policy at any time is equal to the Separate Account Value plus the value in the Fixed Accounts. This amount is allocated based on the instructions you give us. A number of factors affect your policy's Cash Value, including, but not limited to:

     -- the amount and frequency of the premium payments;

     -- the investment experience of the Investment Divisions you choose;

     -- the interest credited on the amount in the Fixed Accounts;

     -- the amount of any partial surrenders you make (including any charges you incur as a result of a surrender); and

     -- the amount of charges we deduct.

     The Cash Value is not necessarily the amount you receive when you surrender your policy. See "Surrenders" for details about surrendering your policy.

INVESTMENT DIVISIONS AND THE FIXED ACCOUNTS


     The balance of your premium payment after we deduct the premium charges is called your net premium. We allocate your net premium among your selected Investment Divisions available under the policy (See, "Funds and Eligible Portfolios" for our list of available Investment Divisions) and the Fixed Accounts, based on your instructions. You can choose a maximum of 21 Allocation Alternatives for net premium payments from among the 47 Investment Divisions and/or the Fixed Accounts.


AMOUNT IN THE SEPARATE ACCOUNT


     We use the amount allocated to an Investment Division to purchase accumulation units within that Investment Division. We redeem accumulation units from an Investment Division when amounts are loaned, transferred, partially surrendered, fully surrendered, or deducted for charges or loan interest. We calculate the number of accumulation units purchased or redeemed in an Investment Division by dividing the dollar amount of the transaction by the Investment Division's accumulation unit value. On any given day, the amount you have in the Separate Account is the value of the accumulation units you have in all of the Investment Divisions of the Separate Account. The value of the accumulation units you have in a given Investment Division equals the current accumulation unit value for the Investment Division multiplied by the number of accumulation units you hold in that Investment Division.


     We determine accumulation unit values for the Investment Divisions as of the end of each valuation day. A "valuation day" is any day the New York Stock Exchange is open for regular trading.

AMOUNT IN THE FIXED ACCOUNTS

     You can choose to allocate all or part of your net premium payments to the Standard Fixed Account and, within limits, to the Enhanced DCA Fixed Account. The amount you have in the Fixed Accounts equals:

              (1) the sum of the net premium payments you have allocated to the Fixed Accounts;

        plus (2) any transfers you have made from the Separate Account to the Standard Fixed Account (no transfers can be made into the Enhanced DCA Fixed Account);

        plus (3) any interest credited to the Fixed Accounts;

        less (4) any partial surrenders taken from the Fixed Accounts;

        less (5) any charges we have deducted from the Fixed Account(s);

        less (6) any transfers you have made from the Fixed Accounts to the Separate Account.

TRANSFERS AMONG INVESTMENT DIVISIONS AND THE FIXED ACCOUNTS


     You can transfer all or part of the Cash Value of your policy (1) from the Standard Fixed Account to the Investment Divisions of the Separate Account, (2) from the Enhanced DCA Fixed Account to the Investment Divisions of the Separate Account, (3) from the Enhanced DCA Fixed Account to the Standard Fixed Account,
(4) from the Investment Divisions of the Separate Account to the Standard Fixed Account, or (5) between the Investment Divisions in the Separate Account. You cannot transfer any portion of the Cash Value of your policy from either the Investment Divisions of the Separate Account or from the Standard Fixed Account to the Enhanced DCA Fixed Account. You may choose to allocate Cash Value to a maximum of 21 of the 49 Allocation Alternatives.


     You can request a transfer under the following conditions:

     -- Maximum Transfer--The maximum amount you can transfer from the Standard
        Fixed Account to the Investment Divisions during any Policy Year is the greater of (1) 20% of the amount in the Standard Fixed Account at the beginning of the Policy Year or (2) $5000.


       During any period when the interest rate credited on the unloaned amount in the Standard Fixed Account is equal to 3%, the maximum amount you can transfer to the Standard Fixed Account during any Policy Year is the greater of (1) 20% of the total amount in the Investment Divisions at the beginning of the Policy Year or (2) $5000. However, this limit will not apply if the Insured was age 65 or older on the most recent policy anniversary. If you have exceeded the transfer limit in any Policy Year during which the limit becomes effective, you cannot make any additional transfers to the Standard Fixed Account during that Policy Year while the limit remains in effect. We will count transfers made in connection with the Dollar Cost Averaging, Enhanced DCA, Automatic Asset Reallocation, and Interest Sweep options as a transfer toward these maximum limits.

     -- Minimum Transfer--The minimum amount that you can transfer from the Investment Divisions or from the Standard Fixed Account is the lesser of
        (i) $500 or (ii) the total amount in the Investment Divisions or the Standard Fixed Account.


       Minimum transfer limitations do not apply on transfers made from Enhanced DCA Fixed Account to the Investment Divisions or the Standard Fixed Account.



     -- Minimum Remaining Value--If a transfer will cause the amount you have in the Investment Divisions or the Standard Fixed Account to be less than $500, we will transfer the entire amount in the Investment Divisions and/or Standard Fixed Account you have chosen.


     -- Transfer Charge--We may impose a charge of up to $30 per transfer for each transfer after the first twelve in any Policy Year. We will deduct this charge from amounts in the Investment Divisions and amounts not held as collateral for a loan in the Standard Fixed Account in proportion to amounts in these investment options. We will not count any transfer made in connection with the Dollar Cost Averaging, Automatic Asset Reallocation, Enhanced DCA and Interest Sweep options as a transfer toward the twelve transfer limit.

     -- How to request a transfer:

        (1) submit your request in writing on a form we approve to the Service Office at the address listed on the front cover of this prospectus; or


        (2) telephone a service representative at (866) 695-3289 on Business Days between the hours of 9:00 am and 5:00 pm Eastern Time.



     Transfer requests received after 4:00 pm Eastern Time on a Business Day, or received on a non-Business Day, will be priced as of the next Business Day. (See "How to Reach Us for Policy Services" for more information.)



     Faxed requests are not acceptable and will not be honored at any time. Additionally, we will not accept e-mails of imaged, signed service requests.



                              LIMITS ON TRANSFERS



     Procedures Designed to Limit Potentially Harmful Transfers--This policy is not intended as a vehicle for market timing. Accordingly, your ability to make transfers under the policy is subject to limitation if we determine, in our sole opinion, that the exercise of that privilege may disadvantage or potentially hurt the rights or interests of other policyowners.



     Any modification of the transfer privilege could be applied to transfers to or from some or all of the Investment Divisions. If not expressly prohibited by the policy, we may, for example:



     -- reject a transfer request from you or from any person acting on your behalf



     -- restrict the method of making a transfer



     -- charge you for any redemption fee imposed by an underlying Fund



     -- limit the dollar amount, frequency or number of transfers.



     Currently, if you or someone acting on your behalf requests transfers into or out of one or more Investment Divisions on three or more days within any 60-day period and/or requests one transfer of $250,000 or more, we will send you a letter notifying you that a transfer limitation has been exceeded. If we receive an additional transfer request that exceeds either of these limits, we will process the transfer request. Thereafter, we will immediately suspend your ability to make transfers electronically and by telephone, regardless of whether you have received the warning letter. All subsequent transfer requests for your policy must then be made through the U.S. mail or an overnight courier. We will provide you with written notice when we take this action.



     We currently do not include transfers to and from the Fixed Account, the first transfer into the Investment Divisions at the expiration of the free look period, the first transfer out of the MainStay VP Cash Management Investment Division within 60 days of the issuance of a policy, and transfers made pursuant to the Dollar Cost Averaging, Automatic Asset Reallocation, and Interest Sweep options in these limitations. However, we reserve the right to include them in the future.



     WE MAY CHANGE THESE LIMITATIONS OR RESTRICTIONS OR ADD NEW ONES AT ANY TIME WITHOUT PRIOR NOTICE; YOUR POLICY WILL BE SUBJECT TO THESE CHANGES REGARDLESS OF THE ISSUE DATE OF YOUR POLICY. All transfers are subject to the limits set forth in the prospectus in effect on the date of the transfer request, regardless of when your policy was issued. Note, also, that any applicable transfer rules, either as indicated above or that we may utilize in the future, will be applied even if we cannot identify any specific harmful effect from any particular transfer.



     We apply our limits on transfers procedures to all owners of this policy without exception.



     Orders for the purchase of Fund Portfolio shares are subject to acceptance by the relevant Fund. We will reject or reverse, without prior notice, any transfer request into an Investment Division if the purchase of shares in the corresponding Fund Portfolio is not accepted by the Fund for any reason. For transfers into multiple Investment Divisions, the entire transfer request will be rejected or reversed if any part of it is not accepted by any one of the Funds. We will provide you with written notice of any transfer request we reject or reverse. You should read the Fund prospectuses for more details on their ability to refuse or restrict purchases or redemptions of their shares.



     Risks Associated with Potentially Harmful Transfers--Our procedures are designed to limit potentially harmful transfers. However, we cannot guarantee that our procedures will be effective in detecting and preventing all transfer activity that could disadvantage or potentially hurt the rights or interests of other policyowners. The risks described below apply to policyowners and other persons having material rights under the policies.



     -- We do not currently impose redemption fees on transfers or expressly limit the number or size of transfers in a given period. Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than our procedures in deterring or preventing potentially harmful transfer activity.



     -- Our ability to detect and deter potentially harmful transfer activity may be limited by policy provisions.



     -- (1) The underlying Fund Portfolios may have adopted their own policies and procedures with respect to trading of their respective shares. The prospectuses for the underlying Fund Portfolios, in effect at the time of any trade, describe any such policies and procedures. The trading policies and procedures of an underlying

        Fund Portfolio may vary from ours and be more or less effective at preventing harm. Accordingly, the sole protection you may have against potentially harmful frequent transfers is the protection provided by the procedures described herein.



       (2) The purchase and redemption orders received by the underlying Fund Portfolios reflect the aggregation and netting of multiple orders from owners of this policy and other variable policies issued by us. The nature of these combined orders may limit the underlying Fund Portfolios' ability to apply their respective trading policies and procedures. In addition, if an underlying Fund Portfolio believes that a combined order we submit may reflect one or more transfer requests from owners engaged in potentially harmful transfer activity, the underlying Fund Portfolio may reject the entire order and thereby prevent us from implementing any transfers that day. We do not generally expect this to happen.



     -- Other insurance companies, which invest in the Fund Portfolios underlying this policy, may have adopted their own policies and procedures to detect and prevent potentially harmful transfer activity. The policies and procedures of other insurance companies may vary from ours and be more or less effective at preventing harm. If their policies and procedures fail to successfully discourage potentially harmful transfer activity, there could be a negative effect on the owners of all of the variable policies, including ours, whose variable investment options correspond to the affected underlying Fund Portfolios.



     -- Potentially harmful transfer activity could result in reduced performance results for one or more Investment Divisions, due to among other things:



        (1) an adverse effect on Portfolio management, such as:



                a) impeding a Portfolio manager's ability to sustain an investment objective;



                b) causing the underlying Fund Portfolio to maintain a higher level of cash than would otherwise be the case; or



                c) causing an underlying Fund Portfolio to liquidate investments prematurely (or otherwise at an otherwise inopportune time) in order to pay withdrawals or transfers out of the underlying Fund Portfolio.



        (2) increased administrative and Fund brokerage expenses.



        (3) dilution of the interests of long-term investors in an Investment Division if purchases or redemptions into or out of an underlying Fund Portfolio are made when, and if, the underlying Fund Portfolio's investments do not reflect an accurate value (sometimes referred to as "time-zone arbitrage" and "liquidity arbitrage").


                   OPTIONS AVAILABLE AT NO ADDITIONAL CHARGE

DOLLAR COST AVERAGING


     Dollar Cost Averaging is a systematic method of investing that allows you to purchase shares of any Investment Division(s) at regular intervals in fixed dollar amounts so that the cost of your shares is averaged over time and over various market cycles. You can elect this option as long as the Cash Value is $2,500 or more. (See the SAI for more information.)

ENHANCED DOLLAR COST AVERAGING (MAY BE DISCONTINUED AT ANY TIME)

     Enhanced Dollar Cost Averaging permits you to set up automatic dollar cost averaging using the Enhanced DCA Fixed Account when an initial premium payment is made. Enhanced DCA must be elected at the time your policy is issued. (See the SAI for more information.)

AUTOMATIC ASSET REALLOCATION

     If you choose this feature, we will reallocate your assets automatically on a schedule you select among the Investment Divisions in order to maintain a predetermined percentage invested in the Investment Division(s) you have selected. You can elect this option as long as the Cash Value allocated to the Separate Account is $2,500 or more. (See the SAI for more information.)

INTEREST SWEEP

     You can instruct us to periodically transfer the interest credited to the Standard Fixed Account into the Investment Division(s) you specify. You can elect this option as long as the amount in the Standard Fixed Account is $2,500 or more. (See the SAI for more information.)

EXPENSE ALLOCATION

     At any time, you can choose how to allocate certain policy expenses. (See "Charges Associated with the Policy--Deductions from Cash Surrender Value" for details.)

                 ADDITIONAL BENEFITS THROUGH RIDERS AND OPTIONS


     Subject to jurisdictional availability, you can apply for additional benefits by selecting one or more optional riders. With the exception of the Living Benefits Rider and the Spouse's Paid-Up Insurance Purchase Option Rider, which are available without any additional charges, any riders you choose will have their own charges. In addition, a one-time charge is assessed if the Living Benefits Rider is exercised. (See "Table of Fees and Expenses" for more information.) The Living Benefits Rider is available only on Non-Qualified Policies. All other riders are available on both Qualified and Non-Qualified Policies. The Spouse's Paid-Up Insurance Purchase Option Rider is available only on VUL policies and the Level First-to-Die Term Rider is available only on SVUL policies. With the exception of the Living Benefits Rider (LBR) and the Life Extension Benefit Rider II (LEB II), riders must be elected when the policy is issued. LBR (for VUL) and LEB II may be elected at any time up to the rider's maximum issue age. LBR (for SVUL) can only be elected after the first death of an insured.


     -- GUARANTEED MINIMUM DEATH BENEFIT RIDER: As long as this rider is in effect and the benefit period has not expired, this rider guarantees that your policy will not lapse even if the policy's Cash Surrender Value is insufficient to cover the current monthly deduction charges. This rider requires that you make certain premium payments into your policy.

     -- LIVING BENEFITS RIDER (ALSO KNOWN AS ACCELERATED DEATH BENEFITS RIDER IN
        MOST JURISDICTIONS): Under this rider, if the Insured has a life expectancy of 12 months or less, you can request a portion or all of the Policy Proceeds as an accelerated death benefit.


     -- SUPPLEMENTARY TERM RIDER (STR): This rider provides a term insurance benefit that is payable when the insured (under VUL) or last surviving insured (under SVUL) dies while the rider is in effect. At the time you apply for this rider, you select a Target Face Amount for your policy. The initial term insurance benefit under this rider equals the Target Face Amount less the Life Insurance Benefit. We recalculate the term insurance benefit on each Monthly Deduction Day in accordance with the Life Insurance Benefit option that is in effect under the policy. (See "Supplementary Term Rider vs. Base Policy Coverage" below for additional considerations on selecting this rider.)



     -- SCHEDULED TERM INSURANCE RIDER (STIR): As long as this rider is in effect, the term insurance benefit will vary in accordance with the schedule of changes selected at the time you apply for the policy. This schedule is found on the Policy Data Page and cannot be modified unless we agree. This rider is only available with Life Insurance Benefit Option 1. You cannot have SSTR if you have STIR. The Scheduled Term Insurance Rider (STIR) is not available for sales in several jurisdictions. Please check with your registered representative for availability.



     -- SCHEDULED SUPPLEMENTARY TERM INSURANCE RIDER (SSTR): This rider provides a benefit for the amount of term insurance that is in effect at the death of the Insured (for VUL) or last surviving insured (for SVUL). The amount of insurance provided by this rider will vary based on the schedule of Face Amount changes for the years and amounts that the policyowner selected. This schedule is found on the Policy Data Page and cannot be modified unless we agree. The SSTR face amount plus the Policy's Face Amount is equal to the Total Face Amount. The term insurance benefit under this rider equals the Total Face Amount minus the Life Insurance Benefit. We recalculate the term insurance benefit on each Monthly Deduction Day. If the Supplementary Term Rider (STR) is also attached to the policy, the Total Face Amount is equal to the SSTR face amount plus the Target Face Amount. You cannot have STIR if you have SSTR.



     -- LIFE EXTENSION BENEFIT I RIDER (LEBI): This rider provides that on the policy anniversary on which the insured (under VUL) or younger insured (under SVUL) is (or would have been) age 100 the life insurance benefit will continue to be equal to the Life Insurance Benefit of the policy plus the death benefit payable under any riders effective on the date of the Insured's (under VUL) or last surviving insured's (under SVUL) death. The charge for this rider will be deducted on each Monthly Deduction Day beginning on the policy anniversary on which the younger insured is age 90 (under VUL) or the younger insured is or would have been age 90 (under SVUL).


     -- LIFE EXTENSION BENEFIT II RIDER (LEB II): This rider provides that on the policy anniversary on which the insured (under VUL) or younger insured (under SVUL) is (or would have been) age 100 the life insurance benefit will continue to be equal to the Life Insurance Benefit of the policy plus the death benefit payable under any riders effective on the date of the Insured's (under VUL) or last surviving insured's (under
        SVUL) death. The charge for this rider will be deducted on each Monthly

Deduction Day starting from the Policy Date, when the LEB II rider and the policy are issued at the same time. If the LEB II rider is added to a policy that is already in-force, the rider's date of issue will be shown on the Policy
       Data Page and charges will start on the first Monthly Deduction Day following the rider's date of issue.

     -- LEVEL FIRST-TO-DIE TERM RIDER (SVUL POLICIES ONLY): This rider provides a level term insurance death benefit which we will pay when either Insured dies while the rider is in effect. We will only pay the benefit once even if both insureds die at the same time.

     -- SPOUSE'S PAID-UP INSURANCE PURCHASE OPTION RIDER (VUL POLICIES
        ONLY): Upon the Insured's death, this rider allows a spouse who is the named beneficiary to purchase a new paid-up whole life insurance policy on his or her own life without evidence of insurability.

     -- POLICY SPLIT OPTION (SVUL POLICIES ONLY): Under certain circumstances, you may split your policy into two single adjustable life insurance policies that each insure the life of one of the insureds.

     See the SAI for more information about riders and options.


               SUPPLEMENTARY TERM RIDER VS. BASE POLICY COVERAGE



     You should consider a number of factors when deciding whether to purchase death benefit coverage under the base policy only or in combination with the Supplementary Term Rider (STR). The death benefit coverage will be the same in either case but there may be important cost differences. The most important factors that will affect your decision are:


     -- Premium Funding

     -- Cost of Insurance Charges

     -- Investment Experience


     Premium Funding: If you compare a policy with STR to one that provides the same initial death benefit without a term rider, the policy with the rider will have a lower Target Premium, and sales expense charges may be lower. This is because sales expense charges are based on the amount of the Target Premium. (See "Deductions From Premiums--Sales Expense Charge")



     Generally, if you plan to fund the policy at certain higher levels, your sales expense charges will be lower if you choose the STR, and this can help your Cash Value to build more quickly. The higher the premium you choose to pay, the greater the potential cost savings and positive impact on Cash Value growth with STR.



     Cost of Insurance Charges and Investment Experience: The cost of insurance charges (COIs) are different under the policy and the STR. The STR's charges are lower than the policy's charges in the early years and higher in the later years. This can impact your policy in different ways, depending on how much premium with which you fund the policy and the policy's investment experience.



     If, during the life of the policy, your Cash Value is at a low level either because your overall funding has been low or your actual investment experience has been poor, the negative impact of the higher STR COIs on the policy's Cash Value will be greater.

Therefore, the lower the premiums paid and the worse the investment experience, the greater possibility that a policy with STR will not perform as well as a policy with base coverage only.



     When to Elect STR Coverage: Generally if you plan to fully fund the policy in the early years or you plan to pay at certain premium amounts, you should consider increasing coverage under the STR.



     When to Elect Base Policy Coverage Only: If you are concerned with the possibility of poor investment experience and reduced Cash Value levels over time, you should consider increasing base coverage. Also, if you want to purchase the Guaranteed Minimum Death Benefit Rider (GMDB), you should not elect any STR since GMDB is not available on policies with STR.



     There is no exact right or wrong amount of STR coverage to choose since actual policy experience will determine the benefits realized. Your choice should be based on your plans with respect to your premium amounts, your level of risk tolerance, and the length of time you plan to hold the policy. To help make this decision, you may want to review several illustrations with various combinations of base policy and STR, and with various hypothetical rates of return. You should carefully evaluate all these factors and discuss all policy options with your registered representative.


                                 MATURITY DATE

     Unless the Life Extension Benefit Rider or the Life Extension Benefit II Rider is in effect, beginning on the policy anniversary on which the insured is age 100 (under VUL) or the younger insured is or would have been 100 (under
SVUL), the policy's Face Amount will no longer apply. Instead, your Life Insurance Benefit will equal the Cash Surrender Value of your policy.

     One year before your policy's maturity date, we will notify you that on your maturity date you may elect either:

        (1) to receive the Cash Surrender Value of your policy; or

        (2) to continue the policy without having to pay any more cost of insurance charges or monthly charges.


     If you do not make an election, the policy will be continued. If the policy is continued, we will continue to assess the Mortality and Expense Risk charge on the Cash Surrender Value remaining in the Investment Divisions, and Fund charges. The federal income tax treatment of a life insurance Policy is uncertain after the insured is age 100. See, "Federal Income Tax Considerations" for more information. If you choose to surrender your policy, you must submit a signed request to the Service Office at the address listed on the front cover of this prospectus (or any other address we indicate to you in writing).


     Please consult your tax advisor regarding the tax implications of these options.

     If your policy is still in effect when the insured (under VUL) or last surviving insured (under SVUL) dies, we will pay the Policy Proceeds to the beneficiary.

               TAX-FREE "SECTION 1035" INSURANCE POLICY EXCHANGES


     Generally, you can exchange one life insurance policy for another in a "tax-free exchange" under Section 1035 of the Internal Revenue Code ("IRC"). Before making an exchange, you should compare both policies carefully. Remember that if you exchange another policy for the one described in this prospectus, you might have to pay a surrender charge on your old policy. Also, some charges may be higher (or lower), and the benefits may be different. If the exchange does not qualify for Section 1035 treatment, you may have to pay federal income and penalty taxes on the exchange. You should not exchange another policy for this one unless you determine, after knowing all of the facts, that the exchange is in your best interest.


                          24-MONTH EXCHANGE PRIVILEGE


     Within the first 24 months after the Issue Date of your policy, if you decide that you do not want to own a variable policy, you can either: (1) transfer the entire Cash Value to the Standard Fixed Account of your policy, or
(2) exchange your policy for a new permanent plan of life insurance that we (or one of our affiliates) offer for this purpose. The new policy will have the same Issue Date, issue age, risk classification, and initial Face Amount as your original policy, but will not offer variable investment options such as the Investment Divisions.


     In order to exchange your policy:

     -- your policy must be in effect on the date of the exchange;

     -- you must repay any unpaid loan (including any accrued loan interest);
        and

     -- you must submit a written request in proper form.

     We will process your request for an exchange on the later of: (1) the date you send in your written request along with your policy, or (2) the date we receive the necessary loan payment for your exchange at our Service Office at the address listed on the front cover of this prospectus (or any other address we indicate to you in writing). The policy exchange will be effective on the later of these two dates. The amount applied to your new policy will be the policy's Cash Value plus a refund of all cost of insurance charges taken as of the date of the exchange. We will require you to make any adjustment to the premiums and Cash Values of your variable policy and the new policy, if necessary.

     When you exchange your policy, all riders and benefits for that policy will end, unless otherwise required by law.

                                    PREMIUMS

     For the purpose of determining whether we require additional underwriting when accepting a premium payment, we divide your premium payments into planned and unplanned premiums. ACCEPTANCE OF INITIAL AND ADDITIONAL PREMIUM PAYMENTS IS SUBJECT TO SUITABILITY STANDARDS.

                                PLANNED PREMIUM

     When you apply for your policy, you select a premium payment schedule, which indicates the amount and frequency of premium payments you intend to make. The premium amount you select for this schedule is called your "planned premium." It is shown on the Policy Data Page.

     -- You may increase or decrease the amount of your planned premium and change the frequency of your payments, within limits.

     -- Planned premium payments end on the policy anniversary on which the insured is age 100 (under VUL) or younger insured is or would have been age 100 (under SVUL).

     -- Your policy will not automatically terminate if you are unable to pay the planned premium. However, payment of your planned premium does not guarantee your policy will remain in effect. Unless the No-Lapse Guarantee Benefit or the Guaranteed Minimum Death Benefit Rider is in effect, your policy will terminate if the Cash Surrender Value is insufficient to pay the monthly deduction charges or if you have an excess policy loan, and you reach the end of the late period and you have not made the necessary payment.

                               UNPLANNED PREMIUM

     An unplanned premium is a payment you make that is not part of the premium schedule you choose.

     -- While the insured (under VUL) or either insured (under SVUL) is living, you may make unplanned premium payments at any time before the policy anniversary on which the insured is age 100 (under VUL) or the younger insured is or would have been age 100 (under SVUL). However, if payment of an unplanned premium will cause the Life Insurance Benefit of your policy to increase more than the Cash Value will increase, (i) we may require proof of insurability before accepting that payment and applying it to your policy, and (ii) for an SVUL policy both insureds must be living. The Life Insurance Benefit increase may occur in order for your policy to continue to qualify as life insurance under the IRC.

     -- If you exchange another life insurance policy to acquire this policy under IRC Section 1035, we will treat the proceeds of that exchange as an unplanned premium.

     -- The minimum unplanned premium amount we allow is $50.

     -- We may limit the number and amount of any unplanned premium payments.


     Although premium payments are flexible, you may need to make additional premium payments so that the Cash Surrender Value of your policy is sufficient to pay the charges needed to keep your policy in effect. A policy that is maintained with a Cash Surrender Value just sufficient to cover deductions and charges, or that is otherwise minimally funded, more likely will be unable to maintain its Cash Surrender Value because of market fluctuation and other performance-related risks. When determining the amount of your planned premium payments, you should consider funding your policy at a level that has the potential to maximize the investment opportunities within your policy and to minimize the risks associated with market fluctuations. (Your policy can lapse even if you pay all of the planned premiums on time.)



     Factors that are considered in determining your premium payment are: Age, underwriting class, gender, policy Face Amount, Fund performance, loans, and riders you add to your policy.

                       RISK OF MINIMALLY FUNDED POLICIES



     You can make additional planned or unplanned premium payments at any time up to the insured's attainment of age 100. We will require one or more additional premium payments in the circumstance where the Cash Surrender Value of your policy is determined to be insufficient to pay the charges needed to keep your policy in effect. Should the additional payment(s) not be made, your policy will lapse.



     Although premium payments are flexible, you may need to make additional premium payments so that the Cash Surrender Value of your policy is sufficient to pay the charges needed to keep your policy in effect. A policy that is maintained with a Cash Surrender Value just sufficient to cover deductions and charges, or that is otherwise minimally funded, more likely will be unable to maintain its Cash Surrender Value because of market fluctuation and performance-related risks. When determining the amount of your planned premium payments, you should consider funding your policy at a level that has the potential to maximize the investment opportunities within your policy and to minimize the risks associated with market fluctuations. (Your policy can lapse even if you pay all of the planned premiums on time.)


                              TIMING AND VALUATION


     Your premium will be credited to your policy on the Business Day that it is received, assuming it is received prior to 4:00 p.m. Eastern Time. Any premiums received after that time will be credited to your policy on the next Business Day.



     The Fund assets making up the Investment Divisions will be valued only on those days that the NYSE is open for trading. Generally, the NYSE is closed on Saturdays, Sundays and major U.S. holidays.


                                   FREE LOOK

     You have the right to cancel your policy, within certain limits. Under the free look provision of your policy, in most jurisdictions, you have 20 days after you receive your policy to return the policy to us and receive a refund. You can cancel increases in the Face Amount of your policy under the same time limits. (See "State Variations" for state-by-state details.)

     If you cancel your policy, we will pay you only the greater of your policy's Cash Value on the date you return the policy or the total premium payments you have made, less any loans and any partial surrenders you have taken.


     We will allocate premium payments you make with your application or during the free look period to our General Account until 20 days after issue. We will then allocate the net premium plus any accrued interest to the Investment Divisions you have selected.



     If you cancel an increase in Face Amount of your policy, we will refund the premium payments you have paid in excess of the planned premiums that are allocated to the increase, less any part of the excess premium payments that we have already paid to you.


     You can return the policy to our Service Office at the address listed on the front cover of this prospectus (or any other address we indicate to you in writing), or you can deliver it to the registered representative from whom you purchased the policy.

                                PREMIUM PAYMENTS


     Premium payments can be mailed to: NYLIAC, 75 Remittance Drive, Suite 3021
(AM), Chicago, IL 60675-3021. When we receive a premium payment, we deduct the sales expense, state tax, and federal tax charges that apply. The balance of the premium is called the "net premium." We apply your net premium to the Investment Divisions and/or Fixed Accounts, according to your instructions.


     If you elect the Guideline Premium Test ("GPT") to determine whether your policy qualifies as life insurance under IRC Section 7702, we may limit your premium payments. If the premiums paid during any Policy Year exceed the maximum amount permitted under the GPT, we will return to you the excess amount within 60 days after the end of the Policy Year. The excess amount of the premiums we return to you will not include any gains or losses attributable to the investment return on those premiums. We will credit interest at a rate of not less than 3% on those premiums from the date such premiums cause the policy to exceed the amount permitted under the GPT to the date we return the premiums to you. See "Life Insurance Benefit Options" for more information.

     Premium payments made during the free look period are applied to the General Account. After this period is over, we allocate the net premium, along with any interest credited, to the Investment Divisions of the Separate Account and/or the Fixed Accounts according to the most recent premium allocation election you have given us. You can change the premium allocation any time you make a premium payment by submitting a revised premium allocation form. The allocation percentages must be in whole numbers.

                PREMIUM PAYMENTS RETURNED FOR INSUFFICIENT FUNDS

     If your premium payment is returned by the bank for insufficient funds, we will reverse the investment options you have chosen and charge you a $20 fee for each returned payment. In addition, if we incur any losses as a result of a returned payment, we will deduct the amount of the loss from your policy's Cash Value.

                           POLICY PAYMENT INFORMATION

                      WHEN LIFE INSURANCE COVERAGE BEGINS

     Coverage under the policy will take effect when we receive the premium payment that you are required to make when the policy is delivered to you. You can call (866) 695-3289 to determine if we have received your premium payment. The monthly deduction of charges will be taken from the initial premium payment beginning on the first Monthly Deduction Day.

                    CHANGING THE FACE AMOUNT OF YOUR POLICY

     You can increase or decrease the Face Amount of your policy once it is in force. The Face Amount of your policy affects the Life Insurance Benefit to be paid.

     You can request an increase in the Face Amount of your policy under certain circumstances. If an increase is approved, we will increase the Face Amount on the

Monthly Deduction Day on or after the date we approve the increase. You should consider the following consequences when increasing the Face Amount of your policy:


     -- additional cost of insurance charges;


     -- a new suicide and contestability period applicable only to the amount of the increase;


     -- a change in the life insurance percentage applied to the entire policy under Section 7702 of the IRC;


     -- a possible increase in Target Premium; and



     -- a possible new seven-year testing period for modified endowment contract status.


     Under certain circumstances, it may be more advantageous to purchase additional insurance through an existing term insurance rider rather than increasing the policy's Face Amount. (See "The Policy--Additional Benefits Through Riders and Options" for details.)


     Under certain circumstances, you can request a decrease in the Face Amount of your policy. You should consider the following possible consequences when decreasing the face amount of your policy:


     -- a change in the total policy cost of insurance rate;

     -- a change in the policy's monthly contract charges; and


     -- adverse tax consequences.


     For more information about changing the Face Amount of your policy, see the SAI.

                                POLICY PROCEEDS

     We will pay proceeds to your beneficiary when we receive satisfactory proof that the Insured (under VUL) or last surviving insured (under SVUL) died. These proceeds will equal:

              1) the Life Insurance Benefit calculated under the Life Insurance
                 Benefit option you have chosen, valued as of the date of death;

        plus 2) any additional death benefits available under the riders you have chosen;

        less 3) any outstanding loans (including any accrued loan interest as of the date of death) on the policy.

     We will pay interest on these proceeds from the date the insured (under
VUL) or last surviving insured (under SVUL) died until the date we pay the proceeds or the date when the payment option you have chosen becomes effective. See "Life Insurance Benefit Options" for more information.

                                     PAYEES

     The beneficiary is the person(s) or entity(ies) you have specified on our records to receive the Policy Proceeds from your policy. You have certain options regarding the policy's beneficiary:

     -- You name the beneficiary when you apply for the policy. The beneficiary will receive the Policy Proceeds after the insured (under VUL) or last surviving insured (under SVUL) dies.

     -- You can elect to have different classes of beneficiaries, such as primary and secondary, where these classes determine the order of payment. You may identify more than one beneficiary per class.

     -- You can change a revocable beneficiary while the insured (under VUL) or last surviving insured (under SVUL) is living by writing to our Service Office at the address listed on the front cover of this prospectus (or any other address we indicate to you in writing).


     -- If no beneficiary is living when the insured (under VUL) or last surviving insured (under SVUL) dies, we will pay the Policy Proceeds to you (the Policyowner), or if you are deceased, to your estate, unless we have other instructions from you to do otherwise.


     You can name only those individuals who are able to receive payments on their own behalf as payees or successor payees, unless we agree otherwise. We may require proof of the age of the payee or proof that the payee is living. If we still have an unpaid amount, or there are some payments that still must be made when the last surviving payee dies, we will pay the unpaid amount with interest to the date of payment, or pay the present value of the remaining payments, to that payee's estate. We will make this payment in one sum. The present value of the remaining payments is based on the interest rate used to compute them, and is always less than their sum.

                          WHEN WE PAY POLICY PROCEEDS


     If the policy is still in effect, NYLIAC will pay any Cash Surrender Value, partial surrenders, loan proceeds, or the Policy Proceeds generally within seven days after we receive all of the necessary requirements at our Service Office at the address listed on the front cover of this prospectus (or any other address we indicate to you in writing).


     Under the following situations, payment of proceeds may be delayed:


     -- We may delay payment of any loan proceeds attributable to the Separate
        Account, any partial surrender from the Separate Account, the Cash Surrender Value, or the Policy Proceeds during any period that:


        (1) we are unable to determine the amount to be paid because the NYSE is closed (other than customary weekend and holiday closings), trading is restricted by the Securities and Exchange Commission ("SEC") or the SEC declares that an emergency exists; or

        (2) the SEC, by order, permits us to delay payment in order to protect our policyowners.

     -- We may delay payment of any portion of any loan or surrender request, including requests for partial surrenders, from the Fixed Accounts for up to six months from the date we receive your request.


     -- We may delay payment of the entire Policy Proceeds if we contest the payment. We investigate all death claims that occur within the two-year contestable period. Upon receiving information from a completed investigation, we will make a determination, generally within five days, as to whether the claim should be authorized for payment. Payments are made promptly after the authorization.


     -- Federal laws made to combat terrorism and prevent money laundering by criminals might, in certain circumstances, require us to reject a premium payment and/or "freeze" a policy. If these laws apply in a particular policy(ies), we would not be allowed to pay any request for transfers, partial surrenders, surrenders, loans, or death benefits. If a policy or an account is frozen, the Cash Value would be moved to a special segregated interest-bearing account and held in that account until instructions are received from the appropriate federal regulator.


     -- If you have submitted a recent check or draft, we have the right to defer payment of any surrender, loans, death benefit proceeds, or payments under a settlement option until such check or draft has been honored. It may take up to 15 days for a check to clear through the banking system.


     We add interest at an annual rate of 3% (or at a higher rate if required by law) if we delay payment of a partial surrender or Cash Surrender Value for 30 days or more.

     We add interest to Policy Proceeds from the date of death to the date of payment at the same rate as we pay under the Interest Payment Option (or at a higher rate if required by law).

                                  DEATH CLAIMS

     The beneficiary can elect to have the Policy Proceeds paid into an interest-bearing account opened in the beneficiary's name. Within seven days of our receipt of due proof of death and payment instructions at our Service Office, we will provide the beneficiary with a checkbook to access these funds from the account. The beneficiary can withdraw all or a portion of the Policy Proceeds at any time, and will receive interest on the proceeds remaining in the account. The account is part of our General Account, is not FDIC insured, and is subject to the claims of our creditors. We may receive a benefit from the amounts held in the account. See "Life Insurance Benefit Options" for more information.

     We will pay the Policy Proceeds in one sum unless the beneficiary chooses otherwise. There are three payment options to choose from: an Interest Accumulation Option, an Interest Payment Option, and a Life Income Option. If any payment under these options is less than $100, we may pay any unpaid amount or present value in one sum.

     Any Policy Proceeds paid in one sum will be paid in cash and bear interest compounded each year from the date of the Insured's or last surviving Insured's, as applicable, death to the date of payment. We set the interest rate each year. This rate will be at least 3% per year (or a higher rate if required by law).

     -- Interest Accumulation Option (Option 1 A)
       Under this option, the portion of the Policy Proceeds the beneficiary chooses to keep with us will earn interest each year. The beneficiary can make partial surrenders from this amount at any time in sums of $100 or more. We will pay interest on the sum withdrawn up to the date of the partial surrender.

     -- Interest Payment Option (Option 1 B)
       Under this option, we will pay interest on all or part of the Policy
        Proceeds you choose to keep with us. You elect the frequency of the interest payments we make: once each month, every three months, every six months or once each year.

     -- Life Income Option (Option 2)
       Under this option, we make equal monthly payments during the lifetime of the payee or payees. We determine the amount of the monthly payment by applying the Policy Proceeds to the purchase of a corresponding single premium life annuity policy, which is issued when the first payment is due. Payments remain the same and are guaranteed for ten years, even if the specified payee dies sooner.

       Payments are based on an adjusted annuity premium rate in effect at the time the annuity policy is issued. This rate will not be less than the corresponding minimum amount shown in the Option 2 table found in your policy. These minimum amounts are based on the 1983 Table "a" with Projection Scale G and with interest compounded each year at 3%.

       If you make a request, we will send you a statement of the minimum amount due with respect to each monthly payment in writing. The minimum is based on the gender and adjusted age of the payee(s). To find the adjusted age in the year the first payment is due, we increase or decrease the payee's age at that time, as follows:

2001-2005      2006-2015      2016-2025      2026-2035      2036 AND LATER
---------      ---------      ---------      ---------      --------------
   +1              0             -1             -2                -3

     A decrease in the payee's age results in lower payments than if no decrease was made.

                     ELECTING OR CHANGING A PAYMENT OPTION

     While the insured (under VUL) or insureds (under SVUL) are living, you can elect or change your payment option. You can also name or change one or more of the beneficiaries who will be the payee(s) under that option.

     After the insured (under VUL) or last surviving insured (under SVUL) dies, any person who is entitled to receive Policy Proceeds in one sum (other than an assignee) can elect a payment option and name payees. The person who elects a payment option can also name one or more successor payees to receive any amount remaining at the death of the payees. Naming these payees cancels any prior choice of successor payees. A payee who did not elect the payment option has the right to advance or assign payments, take the payments in one sum, change the payment option, or make any other change, only if the person who elects the payment option notifies us in writing and we agree.

                         LIFE INSURANCE BENEFIT OPTIONS

     Under your policy, the Life Insurance Benefit depends on the Life Insurance Benefit option you choose. Your policy offers three options:

     OPTION 1-- The Life Insurance Benefit under this option is equal to the policy's Face Amount. Except as described below, your Life Insurance Benefit under this option will be a level amount.


     OPTION 2-- The Life Insurance Benefit under this option is equal to the policy's Face Amount plus the policy's Cash Value on the date of death. The Life Insurance Benefit under this option will vary with the policy's Cash Value. Cash Value varies due to performance of the Investment Divisions selected, interest credited to the Fixed Account(s), outstanding loans (including loan interest), charges, and premium payments. Your Life Insurance Benefit will never be less than your policy's Face Amount.


     OPTION 3-- The Life Insurance Benefit under this option is equal to the policy's Face Amount plus the Adjusted Total Premium. The Life Insurance Benefit under this option will vary with the policy's Adjusted Total Premium (total premiums paid minus any partial surrenders). Your Life Insurance Benefit will never be less than your policy's Face Amount.

     We determine the Life Insurance Benefit as of the date of the insured's (under VUL) or last surviving insured's (under SVUL) death. Under any of the options, your Life Insurance Benefit may be greater if the policy's Cash Value, multiplied by the minimum percentage necessary for the policy to qualify as life insurance under IRC Section 7702, is greater than the amount calculated under the option you have chosen. You can find this percentage on the Policy Data Page.

     Under Section 7702, a policy will generally be treated as life insurance for federal tax purposes if, at all times, it meets either the Guideline Premium Test ("GPT") or the Cash Value Accumulation Test ("CVAT"). You must choose either the GPT or CVAT before the policy is issued. Once the policy is issued, you may not change to a different test. The Life Insurance Benefit will vary depending on which test is used.


     The GPT has two components, a premium limit component and a corridor component. The premium limit restricts the amount of premium that can be paid into a policy. The corridor requires that the Life Insurance Benefit be at least a certain percentage (varying each year by the Age of the insured) of the Cash Value. The CVAT does not have a premium limit, but does have a corridor that requires that the Life Insurance Benefit be at least a certain percentage (varying based on Age, gender, and risk class of the insured) of the Cash Value.



     The corridor under the CVAT is different than the corridor under the GPT. Specifically, the CVAT corridor requires more Life Insurance Benefit in relation to Cash Value than is required by the GPT corridor. Therefore, as your Cash Value increases, your Life Insurance Benefit will increase more rapidly under CVAT than it would under GPT.

     Your policy will be issued using the GPT unless you choose otherwise. In deciding whether or not to choose the CVAT, you should consider that the CVAT generally permits more premiums to be contributed to a policy, but may require the policy to have a higher Life Insurance Benefit.


     Assuming your Life Insurance Benefit does not increase in order to meet the requirements of IRC Section 7702, and assuming the same Face Amount and premium payments under these options:


     -- If you choose Option 1, your Life Insurance Benefit will not vary in amount, and generally you will have lower total policy cost of insurance charges and lower Policy Proceeds.



     -- If you choose Option 2 or 3, your Life Insurance Benefit will vary with your policy's Cash Value or Adjusted Total Premium, and you will generally have higher total policy cost of insurance charges and higher Policy Proceeds than under Option 1.


     (See the SAI for examples of the impact of these tests on sample Life Insurance Benefit options).

CHANGING YOUR LIFE INSURANCE BENEFIT OPTION


     You can change the Life Insurance Benefit option for your policy while the insured (under VUL) or both insureds (under SVUL) are alive. Changes to Option 3 are not permitted. However, we may prohibit you from changing the Life Insurance Benefit option if the change would (1) cause the Target Face Amount or Total Face Amount of the policy to be less than $1,000,000 (for VUL) or $2,000,000 (for SVUL), (2) cause the policy to fail to qualify as life insurance under
Section 7702 of the IRC, or (3) cause the policy's Face Amount to exceed our limits on the risk we retain, which we set at our discretion. Option changes are not permitted on or after the policy anniversary on which the insured is age 100 (under VUL) or younger insured is or would have been age 100 (under SVUL). If the Scheduled Term Insurance Rider or Scheduled Supplementary Term Insurance Rider is in effect you must choose Option 1.


     In order to change your Life Insurance Benefit option, you must submit a signed request to our Service Office at the address listed on the front cover of this prospectus (or any other address we indicate to you in writing). We will change your Life Insurance Benefit option on the Monthly Deduction Day on or after the date we receive your written request.

     (See the SAI for examples of how an option change can impact your Life Insurance Benefit.)

                          ADDITIONAL POLICY PROVISIONS

                 LIMITS ON OUR RIGHTS TO CHALLENGE YOUR POLICY

     Generally, we must bring any legal action contesting the validity of your policy within two years of the Issue Date, including any action taken to contest a Face Amount increase as a result of a change in the Life Insurance Benefit option. For any increase(s) in Face Amount other than one due to a change in the Life Insurance Benefit option, this two-year period begins on the effective date of the increase.

                                    SUICIDE

     If the death of the insured (under VUL) or last surviving insured (under
SVUL) is a result of suicide within two years of the Issue Date, we will pay a limited life insurance benefit in one sum to the beneficiary. The limited life insurance benefit is the total amount of premiums, less any outstanding loans (including accrued loan interest) and/or partial surrender benefits paid. If a suicide occurs within two years of the effective date of a Face Amount increase, we will also pay the limited life insurance benefit for that increase, or, if the limited life insurance benefit is not payable, the monthly deductions from Cash Value made for the increase.

                         MISSTATEMENT OF AGE OR GENDER


     If the policy application misstates any insured's Age or gender, we will adjust the Cash Value, the Cash Surrender Value, and the Life Insurance Benefit to reflect the correct Age(s) and gender. We will adjust the Policy Proceeds provided by your policy based on the most recent mortality charge for the correct date of birth.


                                   ASSIGNMENT

     You can assign a Non-Qualified Policy as collateral for a loan or other obligation. In order for this assignment to be binding on us, we must receive a signed copy of it at our Service Office at:

                New York Life Insurance and Annuity Corporation
                            (A Delaware Corporation)
                           Advanced Markets Services

                          51 Madison Avenue, Room 651

                               New York, NY 10010

(or any other address we indicate to you in writing). We are not responsible for the validity of any assignment. If your policy is a modified endowment contract, assigning your policy may result in taxable income to you. (See "Federal Income Tax Considerations" for more information.) You cannot assign Qualified Policies.

                                   SURRENDERS

                               PARTIAL SURRENDERS

     You can request a partial surrender from your policy if: (1) the insured (under VUL) or either insured (under SVUL) is living, (2) the partial surrender being requested is at least $500, and (3) the partial surrender will not cause the policy to fail to qualify as life insurance under IRC Section 7702.

AMOUNT AVAILABLE FOR A PARTIAL SURRENDER


     You may request a partial surrender from the policy for an amount up to the Cash Surrender Value of your policy. We process a partial surrender at the price next determined after we receive your written request. We will not allow a partial surrender if it would reduce the policy's Face Amount, Target Face Amount, or Total Face Amount below $500,000 ($250,000 of which is the minimum Face Amount requirement). See "The Effect of a Partial Surrender" for more information on how a partial surrender can reduce your Face Amount, Target Face Amount, or Total Face Amount, as applicable.


REQUESTING A PARTIAL SURRENDER

     You can request a partial surrender from your policy by sending a written request to our Service Office at the address listed on the front cover of this prospectus (or any other address we indicate to you in writing) or by calling
(866) 695-3289.

     We will pay any partial surrenders generally within seven days after we receive all of the necessary documentation and information. However, we may delay payment under certain circumstances. (See "When We Pay Policy Proceeds" for more information.)


     Unless you choose a later effective date, your requested partial surrender will be effective on the date we receive your written request. However, if the day we receive your request is not a Business Day or if your request is received after 4:00 p.m. Eastern Time, then the requested partial surrender will be effective on the next Business Day.


     When you make a partial surrender, we reserve the right to deduct a fee, not to exceed $25, for processing the partial surrender.

     You can specify how much of the partial surrender you want taken from the amount you have in each of the Investment Divisions and in the Fixed Accounts. If you do not specify this, we will deduct the partial surrender and any partial surrender fee from the Investment Divisions and/or the Fixed Accounts in proportion to the amounts you have in each of these investment options. If you request a partial surrender that is greater than the amount in the Investment Divisions and/or in the Fixed Accounts you have chosen, we will reduce the amount of the partial surrender to the amount available and pay you that amount less any applicable surrender fee.

     A partial surrender may result in taxable income to you. (See "Federal Income Tax Considerations" for more information.)

THE EFFECT OF A PARTIAL SURRENDER

     When you make a partial surrender, we reduce your Cash Value and Cash Surrender Value by the amount of the partial surrender, and any applicable surrender fee.

     -- OPTION 1

       If you have elected Life Insurance Benefit option 1, we reduce your policy's Face Amount by the difference between:

        (1) the amount of the surrender; and

        (2) the greater of:

            (a) the Cash Value of the policy immediately prior to the surrender, minus the Face Amount divided by the applicable percentage at the time of the partial surrender, as shown on the Policy Data Page, or

            (b) zero.

     -- OPTION 2

        If you have elected Life Insurance Benefit Option 2, we will not reduce your policy's Face Amount.

     -- OPTION 3

       If you have elected Life Insurance Benefit Option 3, the Adjusted Total
        Premium will be reduced by the amount of the surrender proceeds. A reduction of the Adjusted Total Premium will never cause the Adjusted Total Premium to be less than zero. For policies where the Adjusted Total Premium is less than the amount of the surrender, the Face Amount of the policy will be reduced by the difference between:

        (1) the amount of the surrender, less the Adjusted Total Premium amount immediately prior to the surrender; and

        (2) the greater of:


            (a) the Cash Value of the policy immediately prior to the partial surrender, less the Adjusted Total Premium, minus the Face Amount divided by the applicable percentage at the time of the surrender, as shown on the Policy Data Page, or


            (b) zero.


     Any decrease in the Face Amount caused by the partial surrender will first be applied against the most recent increase in Face Amount. It will then be applied to other increases in Face Amount and then to the initial Face Amount in the reverse order in that they took place.


                                FULL SURRENDERS

CASH SURRENDER VALUE

     The Cash Surrender Value of your policy is the amount we will pay you if you request a full surrender of your policy. The Cash Surrender Value of your policy is equal to the Cash Value of the policy less outstanding policy loans (including any accrued loan interest). Since the Cash Value of the policy fluctuates with the performance of the Investment Divisions and the interest credited to the Fixed Accounts, and because a surrender fee may apply, the Cash Surrender Value may be more or less than the total premium payments you have made less any premium deductions and deductions from Cash Value that were made. You can surrender your policy for its Cash Surrender Value at any time while the insured (under VUL) or last surviving insured (under SVUL) is living.


ALTERNATIVE CASH SURRENDER VALUE I OR ALTERNATIVE CASH SURRENDER VALUE II ("ACSV I" OR "ACSV II" OR COLLECTIVELY "ACSV")



     ACSV I may be made available to a Policy owned by a Corporation or an Irrevocable Trust. ACSV II may be made available to a Policy that may be funded by a Corporation or a Trust, a Policy owned by an approved charitable organization, a Policy that may be financed through an approved financial institution, or other defined policyowner classes, if we agree. ACSV can be elected only at issue. The current Mortality and Expense Risk charges will be higher for policies with ACSV. The interest crediting rate for the Fixed Accounts on Policies with ACSV will be lower than on policies without ACSV.

     If your policy has the ACSV, then for a period of ten years from the Issue Date, while the insured (under VUL) or either insured (under SVUL) is still living, you may surrender the policy for the Alternative Cash Surrender Value. The ACSV is equal to the Cash Surrender Value plus the unamortized value of the ACSV Benefit. The cumulative ACSV Benefit is the sum of all sales expense charges and the monthly per thousand Face Amount charges since issue. The ACSV Benefit will be amortized beginning with the 13th policy month and continuing through the end of the 10th Policy Year. (See the SAI for details.)


REQUESTING A SURRENDER

     You can surrender the policy by sending a written request and the policy to our Service Office at the address listed on the front cover of this prospectus (or any other address we indicate to you in writing).

WHEN THE SURRENDER IS EFFECTIVE


     Unless you choose a later effective date, your surrender will be effective as of the end of the day we receive your written request and the policy. However, if the day we receive your request is not a Business Day or if your request is received after 4:00 p.m. Eastern Time, the requested surrender will be effective on the next Business Day. We will mail the surrender proceeds within seven days after the effective date, subject to the limits explained in the "When We Pay Policy Proceeds" section.


                                     LOANS

     You can borrow any amount up to the loan value of the policy. The loan value at any time is equal to: ((100% - a) x b) - c, where:


     a = the current loan interest rate;


     b = the policy's Cash Surrender Value; and

     c = the sum of three month's of Monthly Deductions.

                      YOUR POLICY AS COLLATERAL FOR A LOAN

     When you request a loan, if the Cash Value in the Standard Fixed Account does not equal at least 100% of the requested loan plus any outstanding loans including accrued loan interest, a transfer of funds will be made from the Enhanced DCA Fixed Account to the Standard Fixed Account so that the Cash Value in the Standard Fixed Account is at least 100% of the requested loan plus any outstanding loans, including accrued loan interest. If, after the transfer of all funds in the Enhanced DCA Fixed Account, the Cash Value of the Standard Fixed Account is not at least 100% of the requested loan amount, a transfer of funds will be made from the Separate Account to the Standard Fixed Account so that the Cash Value in the Standard Fixed Account is at least 100% of the requested loan amount plus any outstanding loans including accrued loan interest. We will transfer these funds from the Investment Divisions of the Separate Account in accordance with your instructions or, if you have not provided us with any instructions, in proportion to the amounts you have in each Investment Division. While any policy loan is outstanding, we will not allow you to make any partial surrenders or transfer any funds from the Standard Fixed Account if the partial surrender or transfer would cause the Cash Value of the Standard Fixed Account to fall below 100% of all outstanding loans. Additionally, if the monthly deductions from the Cash Value will cause the Cash Value of the Standard Fixed

Account to fall below 100% of all outstanding policy loans, we will take these deductions first from the Enhanced DCA Fixed Account, and then from the Investment Divisions of the Separate Account as indicated above.

                                 LOAN INTEREST

     We currently charge an effective annual loan interest rate of 4% in Policy Years 1-10, and 3.25% in Policy Years 11 and beyond. We may increase or decrease this rate but we guarantee that the rate will never exceed 6%. We will determine the loan interest rate at least once every twelve months, but not more frequently than once every three months. If we increase the rate, we will not increase it by more than 1% per calendar year.

                 INTEREST ON THE CASH VALUE HELD AS COLLATERAL


     When you take a loan against your policy, the loaned amount that we hold in the Standard Fixed Account may earn interest at a different rate from the rate we charge you for loan interest. The rate on the loaned amount in the Standard Fixed Account may also be different from the rate we credit on other amounts in the Standard Fixed Account or amounts in the Enhanced DCA Fixed Account. The rate we credit on loaned amounts will never be less than 2% less than the rate we charge for policy loans. We guarantee that the interest rate we credit on loaned amounts will always be at least 3%. For the first ten Policy Years, the rate we currently expect to credit on loaned amounts is 1% less than the rate we charge for loan interest. Beginning in the eleventh Policy Year, the rate we currently expect to credit on loaned amounts is 0.25% less than the rate we charge for loan interest. The interest earned on amounts held as collateral for the policy loan will remain in the Standard Fixed Account.


                           WHEN LOAN INTEREST IS DUE

     The interest we charge on a loan accrues daily and is payable on the earliest of the following dates:

     -- the policy anniversary;

     -- the date you increase or repay a loan;

     -- the date of a new loan;

     -- the date you surrender the policy;

     -- the date the policy lapses; or

     -- the date on which the insured (under VUL) or last surviving insured
        (under SVUL) dies.


     Any loan interest due on a policy anniversary that you do not pay will be charged against the policy as an additional loan. You should be aware that the larger the loan becomes relative to the Cash Value, the greater the risk that the remaining Cash Surrender Value may not be sufficient to support the policy charges and expenses, including any loan interest due, and the greater the risk of the policy lapsing.


                                 LOAN REPAYMENT

     You can repay all or part of a policy loan at any time while your policy is in effect. We will consider any payment we receive from you while you have a loan outstanding to be a premium payment unless you tell us in writing that it is a loan repayment. When a loan repayment is received, we will use the money to cancel all or part of any outstanding loan. The monies will be allocated in accordance with the most recent premium allocation election in effect at the time of the loan repayment. If you do not wish to have the loan repayment allocated in accordance with the premium allocation election in effect, you must indicate to us in writing how you would like the payment allocated and we must agree.

                             EXCESS LOAN CONDITION

     If the amount of any unpaid loans (including any accrued loan interest) is greater than the Cash Value of your policy, we will mail a notice to you at your last known address. We will also send a copy of the notice to the last known assignee, if any, on our records. If you do not pay the necessary amount within 31 days after the day we mail you this notice, we will terminate your policy. This could result in a taxable gain to you.

                          THE EFFECT OF A POLICY LOAN

     A loan, repaid or not, has a permanent effect on your Cash Value. This effect occurs because the investment results of each Investment Division apply only to the amounts remaining in such Investment Divisions. The longer a loan is outstanding, the greater the effect on your Cash Value. The effect could be favorable or unfavorable. If the Investment Divisions earn more than the annual interest rate credited on loaned amounts held in the Standard Fixed Account, your Cash Value will not increase as rapidly as it would have had no loan been made. If the Investment Divisions earn less than the interest on loaned amounts held in the Standard Fixed Account, then your Cash Value may be greater than it would have been had no loan been made. If not repaid, the aggregate amount of the outstanding loan principal and any accrued interest will reduce the Policy Proceeds that might otherwise be payable.


     In addition, unpaid loan interest generally will be treated as a new loan under the IRC. If the policy is a modified endowment contract, a loan may result in taxable income to you. In addition, for all policies, if the loans taken, including unpaid loan interest, exceed the premiums paid, policy surrender or policy lapse will result in a taxable gain to you. (See "Federal Tax Considerations" for more information.)


                         TERMINATION AND REINSTATEMENT

                                  LATE PERIOD


     The late period is the 62 days following the Monthly Deduction Day on which the Cash Surrender Value of your policy is insufficient to pay the monthly deductions from Cash Value for the next policy month. During this period, you have the opportunity to pay any premium needed to cover any overdue charges. We will mail a notice to your last known address stating this amount. We will send a copy of the notice to the last known assignee, if any, on our records. We will mail these notices at least 31 days before the end of the late period. Your policy will remain in effect during the late period. However, if we do not receive the required payment before the end of the late period, we will terminate your policy without any benefits. No new loans or partial surrenders may be taken during the late period.

     If the insured (under VUL) or last surviving insured (under SVUL) dies during the late period, we will pay the Policy Proceeds to the beneficiary. We will reduce the Life Insurance Benefit by any unpaid monthly deductions due from the Cash Value for the full policy month(s) from the beginning of the late period through the policy month in which the insured dies. If your policy has the No-Lapse Guarantee, it may prevent your policy from terminating during the first three years.

                               NO-LAPSE GUARANTEE


     The no-lapse guarantee ensures that the policy will remain in effect during the first three Policy Years if it passes a minimum premium test. In order to pass that test, the total premiums you have paid into the policy (adjusted for loans or partial surrenders you have taken) must be at least equal to the minimum monthly premium payment amount of the policy, as shown on the Policy Data Page, multiplied by the number of months that the policy has been in effect.


     If the policy passes the minimum premium test, it will not enter the late period even if the Cash Surrender Value on a Monthly Deduction Day is insufficient to pay for the monthly deductions from Cash Value for the next policy month. Rather, we will deduct the charges from your Cash Surrender Value to the extent possible. We will defer the deduction of any amount that exceeds the Cash Surrender Value until the end of the guarantee period. When the guarantee period ends, if there is insufficient Cash Surrender Value to cover the current and any deferred monthly charges, you will be sent a bill. If that bill is not paid, the policy will end.

     The No-Lapse Guarantee will end on the earliest of:

     -- the third policy anniversary;


     -- the date you change (1) the Face Amount of the policy or (2) the Life
        Insurance Benefit option resulting in a change in the Face Amount;


     -- the date you add or delete any riders to the policy;

     -- the date you increase or decrease any rider coverage amounts; or


     -- the date a change in underwriting class takes effect.


The No-Lapse Guarantee benefit is not available if the Level First-to-Die Rider, the Scheduled Term Insurance Rider or the Scheduled Supplementary Term Insurance Rider is in effect.

                              REINSTATEMENT OPTION

     If your policy has ended, you can request that we reinstate your policy if all of these conditions are met:

     -- you make your request within five years after your policy is ended;

     -- the insured (under VUL) or both insureds (under SVUL) are alive
        (however, we will accept your reinstatement request when only one insured is living if the other insured died before your policy was terminated); and

     -- you have not surrendered your policy for its Cash Surrender Value.

     Keep in mind that a termination and subsequent reinstatement may cause your policy to become a modified endowment contract. Modified endowment contracts are subject to less favorable tax treatment on partial surrenders or amounts borrowed from the policy.

     Before we reinstate your policy, we must receive the following:

        (1) a payment equal to an amount sufficient to keep the policy in effect for at least three months, and

        (2) satisfactory evidence of insurability, if your reinstatement request is more than 31 days after the end of the late period.

     We will allocate your payments to the Investment Divisions and/or the Standard Fixed Account according to your instructions at the time you make such payment.

     The effective date of reinstatement will be the Monthly Deduction Day on or following the date we approve your request. If we reinstate your policy, the Face Amount for the reinstated policy will be the same as it would have been if the policy had not ended.


     The Cash Value of the reinstated policy will be the Cash Value at the time the policy lapsed. We will deduct any unpaid loan from this Cash Value, or any unpaid loan can be repaid together with loan interest, up to 6% compounded annually, from the end of the late period to the date of reinstatement.


                       FEDERAL INCOME TAX CONSIDERATIONS


                                   OUR INTENT


     Our intent in the discussion in this section is to provide general information about federal income tax considerations related to the policies. This is not an exhaustive discussion of all tax questions that might arise under the policies. This discussion is not intended to be tax advice for you. Tax results may vary according to your particular circumstances, and you may need tax advice in connection with the purchase or use of your policy.


     The discussion in this section is based on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service ("IRS"). We have not included any information about applicable state or other tax laws. Further, you should note that tax law changes from time to time. We do not know whether the treatment of life insurance policies under federal income tax or estate or gift tax laws will continue. Future legislation, regulations, or interpretations could adversely affect the tax treatment of life insurance policies. Lastly, there are many areas of the tax law where minimal guidance exists in the form of Treasury Regulations or Revenue Rulings. You should consult a tax advisor for information on the tax treatment of the policies, for the tax treatment under the laws of your state, or for information on the impact of proposed or future changes in tax legislation, regulations, or interpretations.



     The ultimate effect of federal income taxes on values under the policy and on the economic benefit to you or the beneficiary depends upon NYLIAC's tax status, upon the terms of the policy, and upon your circumstances.

                 TAX STATUS OF NYLIAC AND THE SEPARATE ACCOUNT


     NYLIAC is taxed as a life insurance company under Subchapter L of the IRC. The Separate Account is not a separate taxable entity from NYLIAC and we take its operations into account in determining NYLIAC's income tax liability. As a result, NYLIAC takes into account applicable tax attributes of the assets of the Separate Account on its corporate income tax return, including corporate dividends received deductions and foreign tax credits that may be produced by assets of the Separate Account. All investment income and realized net capital gains on the assets of the Separate Account are reinvested and taken into account in determining policy Cash Values, and are automatically applied to increase the book reserves associated with the policies. Under existing federal income tax law, neither the investment income nor any net capital gains of the Separate Account, are taxed to NYLIAC to the extent those items are applied to increase tax-deductible reserves associated with the policies.



                               CHARGES FOR TAXES



     We impose a federal tax charge on Non-Qualified Policies equal to 1.25% of premiums received under the policy to compensate us for taxes we have to pay under Section 848 of the IRC in connection with our receipt of premiums under Non-Qualified Policies. No other charge is currently made to the Separate Account for our federal income taxes that may be attributable to the Separate Account. In the future, we may impose a charge for our federal income taxes attributable to the Separate Account. In addition, depending on the method of calculating interest on amounts allocated to the Fixed Accounts, we may impose a charge for the policy's share of NYLIAC's federal income taxes attributable to the Fixed Accounts.



     Under current laws, we may incur state or local taxes (in addition to premium taxes) in several states. At present we do not charge the Separate Account for these taxes. We, however, reserve the right to charge the Separate Account for the portion of such taxes, if any, attributable to the Separate Account or the policies.



                  DIVERSIFICATION STANDARDS AND CONTROL ISSUES



     In addition to other requirements imposed by the IRC, a policy will qualify as life insurance under the IRC only if the diversification requirements of IRC
Section 817(h) are satisfied by the Separate Account. We intend for the Separate Account to comply with IRC Section 817(h) and related regulations. To satisfy these diversification standards, the regulations generally require that on the last day of each calendar quarter, no more than 55% of the value of a Separate Account's assets can be represented by any one investment, no more than 70% can be represented by any two investments, no more than 80% can be represented by any three investments, and no more than 90% can be represented by any four investments. For purposes of these rules, all securities of the same issuer generally are treated as a single investment, but each U.S. Government agency or instrumentality is treated as a separate issuer. Under a "look through" rule, we are able to meet the diversification requirements by looking through the Separate Account to the underlying Eligible Portfolio. Each of the Funds has committed to us that the Eligible Portfolios will meet the diversification requirements.


     The Internal Revenue Service has stated in published rulings that a variable policyowner will be considered the owner of separate account assets if he or she possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In those circumstances, income and gains from the separate account assets would be includable in the variable policyowner's gross income. In connection with its issuance of temporary regulations under IRC Section 817(h) in 1986, the Treasury Department announced that such temporary regulations did not provide guidance concerning the extent to which policyowners could be permitted to direct their investments to particular Investment Divisions of a separate account and that guidance on this issue would be forthcoming. Regulations addressing this issue have not yet been issued or proposed. The ownership rights under your policy are similar to, but different in certain respects from, those described by the Internal Revenue Service in rulings in which it was determined that policyowners were not owners of separate account assets. For example, you have additional flexibility in allocating premium payments and policy Cash Values. These differences could result in your being treated as the owner of your policy's pro rata portion of the assets of the Separate Account. In addition, we do not know what standards will be set forth, if any, in the regulations or ruling which the Treasury Department has stated it expects to issue. We therefore reserve the right to modify the policy, as deemed appropriate by us, to attempt to prevent you from being considered the owner of your policy's pro rata share of the assets of the Separate Account. Moreover, in the event that regulations are adopted or rulings are issued, there can be no assurance that the Eligible Portfolios will continue to be available, will be able to operate as currently described in the Fund prospectuses, or that a Fund will not have to change an Eligible Portfolio's investment objective or investment policies.



                        LIFE INSURANCE STATUS OF POLICY



     We believe that the policy meets the statutory definition of life insurance under IRC Section 7702 and that you and the beneficiary of your policy will receive the same federal income tax treatment as that accorded to owners and beneficiaries of fixed benefit life insurance policies. Specifically, we believe that the Life Insurance Benefit under your policy will be excludable from the gross income of the beneficiary subject to the terms and conditions of Section 101(a)(1) of the IRC. Pursuant to Section 101(g) of the IRC, amounts received by the policyowner may also be excludable from the policyowner's gross income when the insured has a terminal illness and benefits are paid under the Living Benefits Rider. (Life insurance benefits under a "modified endowment contract" as discussed below are treated in the same manner as Life Insurance Benefits under life insurance policies that are not so classified.)


     In addition, unless the policy is a "modified endowment contract," in which case the receipt of any loan under the policy may result in recognition of income to the policyowner, we believe that the policyowner will not be deemed to be in constructive receipt of the cash values, including increments thereon, under the policy until proceeds of the policy are received upon a surrender of the policy or a partial withdrawal.

     We reserve the right to make changes to the policy if we think it is appropriate to attempt to assure qualification of the policy as a life insurance contract. If a policy were determined not to qualify as life insurance, the policy would not provide the tax advantages normally provided by life insurance.

                       MODIFIED ENDOWMENT CONTRACT STATUS



     Internal Revenue Code Section 7702A defines a class of life insurance policies referred to as modified endowment contracts. Under this provision, the policies will be treated for tax purposes in one of two ways. Policies that are not classified as modified endowment contracts will be taxed as conventional life insurance policies, as described below. Taxation of pre-death distributions (including loans) from policies that are classified as modified endowment contracts and that are entered into on or after June 21, 1988 is somewhat different, as described below.



     A life insurance policy becomes a "modified endowment contract" if, at any time during the first seven years, the sum of actual premiums paid exceeds the sum of the "seven-pay premium." Generally, the "seven-pay premium" is the level annual premium, such that if paid for each of the first seven years, will fully pay for all future life insurance and endowment benefits under a life insurance policy. For example, if the "seven-pay premium" was $1,000, the maximum premium that could be paid during the first seven years to avoid "modified endowment" treatment would be $1,000 in the first year, $2,000 through the first two years and $3,000 through the first three years, etc. Under this test, a policy may or may not be a modified endowment contract, depending on the amount of premium paid during each of the policy's first seven years. A policy received in exchange for a modified endowment contract will be taxed as a modified endowment contract even if it would otherwise satisfy the seven-pay test.



     Certain changes in the terms of a policy, including a reduction in Life Insurance Benefits will require a policy to be retested to determine whether the change has caused the policy to become a modified endowment contract. In addition, if a "material change" occurs at any time while the policy is in force, a new seven-pay test period will start and the policy will need to be retested to determine whether it continues to meet the seven-pay test. A "material change" generally includes increases in Life Insurance Benefits, but does not include an increase in Life Insurance Benefits which is attributable to the payment of premiums necessary to fund the lowest level of Life Insurance Benefits payable during the first seven Policy Years, or which is attributable to the crediting of interest with respect to such premiums.


     Because the policy provides for flexible premiums, NYLIAC has instituted procedures to monitor whether, under our current interpretation of the law, increases in Life Insurance Benefits or additional premiums cause either the start of a new seven-year test period or the taxation of distributions and loans. All additional premiums will be considered in these determinations.


     If a policy fails the seven-pay test, all distributions (including loans) occurring in the Policy Year of failure and thereafter will be subject to the rules for modified endowment contracts. A recapture provision also applies to loans and distributions that are received in anticipation of failing the seven-pay test. Under the IRC, any distribution or loan made within two Policy Years prior to the date that a policy fails the seven-pay test is considered to have been made in anticipation of the failure.



                   POLICY SURRENDERS AND PARTIAL WITHDRAWALS



     Upon a full surrender of a policy for its Cash Surrender Value, you will recognize ordinary income for federal tax purposes to the extent that the Cash Value less surrender charges and any uncollected additional contract charges, exceeds the investment in your policy (the total of all premiums paid but not previously recovered plus any other consideration paid for the policy). The tax consequences of a partial withdrawal from your policy will depend upon whether the partial withdrawal results in a reduction of future benefits under your policy and whether your policy is a modified endowment contract. If upon a full surrender of a policy the premium payments made exceed the surrender proceeds plus the amount of any outstanding loans, you will recognize a loss, which is not deductible for federal income tax purposes.


     If your policy is not a modified endowment contract, the general rule is that a partial withdrawal from a policy is taxable only to the extent that it exceeds the total investment in the policy. An exception to this general rule applies, however, if a reduction of future benefits occurs during the first fifteen years after a policy is issued and there is a cash distribution associated with that reduction. In such a case, the IRC prescribes a formula under which you may be taxed on all or a part of the amount distributed. After fifteen years, cash distributions from a policy that is not a modified endowment contract will not be subject to federal income tax, except to the extent they exceed the total investment in the policy. We suggest that you consult with a tax advisor in advance of a proposed decrease in Face Amount or a partial withdrawal. In addition, any amounts distributed under a "modified endowment contract" (including proceeds of any loan) are taxable to the extent of any accumulated income in the policy. In general, the amount that may be subject to tax is the excess of the Cash Value (both loaned and unloaned) over the previously unrecovered premiums paid.



     For purposes of determining the amount of income received upon a distribution (or loan) from a modified endowment contract, the IRC requires the aggregation of all modified endowment contracts issued to the same policyowner by an insurer and its affiliates within the same calendar year. Therefore, loans and distributions from any one such policy are taxable to the extent of the income accumulated in all the modified endowment contracts required to be so aggregated.



     If any amount is taxable as a distribution of income under a modified endowment contract (as a result of a policy surrender, a partial withdrawal, or a loan), it may also be subject to a 10% penalty tax under IRC Section 72(v). Limited exceptions from the additional penalty tax are available for certain distributions to individuals who own policies. The penalty tax will not apply to distributions: (i) that are made on or after the date the taxpayer attains age 59 1/2; or (ii) that are attributable to the taxpayer's becoming disabled; or
(iii) that are part of a series of substantially equal periodic payments (made not less frequently than annually) made for the life or life expectancy of the taxpayer or for the joint lives or joint life expectancies of the taxpayer and his or her beneficiary.



                      POLICY LOANS AND INTEREST DEDUCTIONS



     We believe that under current law any loan received under your policy will be treated as policy debt to you and that, unless your policy is a modified endowment contract, no part of any loan under your policy will constitute income to you. If your policy is a modified endowment contract (see discussion above) loans will be fully taxable to the extent of the income in the policy (and in any other contracts with which it must be aggregated) and could be subject to the additional 10% penalty tax described above.


     Internal Revenue Code Section 264 provides that interest paid or accrued on a loan in connection with a policy is generally nondeductible. Certain exceptions apply, however, with respect to policies covering key employees. In addition, in the case of policies not held by individuals, special rules may limit the deductibility of interest on loans that are not made in connection with a policy. We suggest consultation with a tax advisor for further guidance.


     In addition, if your policy lapses or you surrender it with an outstanding loan, and the amount of the loan plus the Cash Surrender Value is more than the sum of premiums you paid, you will generally be liable for taxes on the excess. Such amount will be taxed as ordinary income.



                                CORPORATE OWNERS


     Ownership of a policy by a corporation may affect the policyowner's exposure to the corporate alternative minimum tax. In determining whether it is subject to alternative minimum tax, a corporate policyowner must make two computations. First, the corporation must take into account a portion of the current year's increase in the "inside build up" or income on the contract gain in its corporate-owned policies. Second, the corporation must take into account a portion of the amount by which the death benefits received under any policy exceed the sum of (i) the premiums paid on that policy in the year of death, and
(ii) the corporation's basis in the policy (as measured for alternative minimum tax purposes) as of the end of the corporation's tax year immediately preceding the year of death.


                      EXCHANGES OR ASSIGNMENTS OF POLICIES



     If you change the policyowner or exchange or assign your policy, it may have significant tax consequences depending on the circumstances. For example, an assignment or exchange of the policy may result in taxable income to you. Further, IRC Section 101(a) provides, subject to certain exceptions, that where a policy has been transferred for value, only the portion of the Life Insurance Benefit which is equal to the total consideration paid for the policy may be excluded from gross income. For complete information with respect to policy assignments and exchanges, a qualified tax advisor should be consulted.



                     REASONABLENESS REQUIREMENT FOR CHARGES


     Another provision of the tax law deals with allowable charges for mortality costs and other expenses that are used in making calculations to determine whether a policy qualifies as life insurance for federal income tax purposes. For life insurance policies entered into on or after October 21, 1988, these calculations must be based upon reasonable mortality charges and other charges reasonably expected to be actually paid. The Treasury Department has issued proposed regulations and is expected to promulgate temporary or final regulations governing reasonableness standards for mortality charges.


        LIVING BENEFITS RIDER (ALSO KNOWN AS ACCELERATED BENEFITS RIDER)



     A Living Benefits Rider is available in connection with the policy. Amounts received under this rider will generally be excludable from your gross income under Section 101(g) of the IRC. The exclusion from gross income will not apply, however, if you are not the insured or if you do not have an insurable interest in the life of the insured either because the insured is your director, officer, employee, or because the insured has a financial interest in a business of yours.



     In some cases, there may be a question as to whether a life insurance policy that has an accelerated living benefit rider can meet certain technical aspects of the definition of "life insurance contract" under the IRC. We reserve the right (but we are not obligated) to modify the rider to conform with requirements the Internal Revenue Service may enact.



                                OTHER TAX ISSUES


     Federal estate and state and local estate, inheritance, and other tax consequences of ownership or receipt of Policy Proceeds depend on the circumstances of each policyowner or beneficiary.


                                QUALIFIED PLANS



     The policies are intended to be used with plans qualified under IRC Section 401(a). While these plans include profit sharing plans, 401(k) plans, money purchase pension plans and defined benefit plans, purchasers of these policies should seek legal and tax advice regarding the suitability of these policies for all types of plans qualified under Section 401(a). Generally, employer contributions to plans qualified under Section 401(a) and earnings thereon are not taxed to participants until distributed in accordance with plan provisions.



                                  WITHHOLDING



     Under Section 3405 of the IRC, withholding is generally required with respect to certain taxable distributions under insurance policies. In the case of periodic payments (payments made as an annuity or on a similar basis), the withholding is at graduated rates (as though the payments were employee wages). With respect to non-periodic distributions, the withholding is at a flat rate of 10%. You can elect to have either non-periodic or periodic payments made without withholding except where your tax identification number has not been furnished to us, or where the Internal Revenue Service has notified us that a tax identification number is incorrect.


     Different withholding rules apply to payments made to U.S. citizens living outside the United States and to non-U.S. citizens living outside of the United States. U.S. citizens who live outside of the United States generally are not permitted to elect not to have federal income taxes withheld from payments. Payments to non-U.S. citizens who are not residents of the United States generally are subject to 30% withholding, unless an income tax treaty between their country of residence and the United States provides for a lower rate of withholding or an exemption from withholding.

                               LEGAL PROCEEDINGS


     NYLIAC is a defendant in individual and/or alleged class action suits arising from its agency sales force, insurance (including variable contracts registered under the Federal securities law), investment, and/or other operations, including actions involving retail sales practices. Most of these actions seek substantial or unspecified compensatory and punitive damages. NYLIAC is from time to time involved in various governmental, administrative, and investigative proceedings and inquiries.

     Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, NYLIAC believes that, after provisions made in the financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on NYLIAC's financial position; however, it is possible, that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on NYLIAC's operating results for a given year.

                              RECORDS AND REPORTS


     New York Life or NYLIAC maintains all records and accounts relating to the Separate Account and the Fixed Accounts. Each year we will mail you a report showing the Cash Value, Cash Surrender Value, and outstanding loans (including accrued loan interest) as of the latest policy anniversary. This report contains any additional information required by any applicable law or regulation. We will also mail you a report each quarter showing this same information as of the end of the previous quarter. This quarterly statement reports transactions that you have requested or authorized. Please review it carefully. If you believe it contains an error, we must be notified within 15 days of the date of the statement.



     It is important that you inform NYLIAC of an address change so that you can receive these policy statements (please refer to the section on "How To Reach Us for Policy Services"). In the event your statement is returned from the US Postal Service as undeliverable, we reserve the right to suspend mailing future correspondence and also suspend current transaction processing until a better address is obtained. Additionally, no new service requests can be processed until a valid current address is provided.


     Reports and promotional literature may contain the ratings New York Life and NYLIAC have received from independent rating agencies. Both companies are among only a few companies that have consistently received among the highest possible ratings from the four major independent rating companies for financial strength and stability: A.M. Best, Fitch, Moody's Investor's Services, Inc. and Standard and Poor's. However, neither New York Life nor NYLIAC guarantees the investment performance of the Investment Divisions.

                              FINANCIAL STATEMENTS


     The balance sheet of NYLIAC as of December 31, 2004 and 2003, and the statement of income, of stockholder's equity and of cash flows for each of the three years in the period ended December 31, 2004 (including the report of independent auditors), and the Separate Account statement of assets and liabilities as of December 31, 2004, and the statement of operations, statement of changes in net assets and financial highlights for each of the periods indicated in the Financial Statements (including the report of independent auditors) are included in the SAI. The independent accountants are PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, NY 10017.

                                STATE VARIATIONS

     The following lists by jurisdiction any variations to the statements made in this prospectus. Unless otherwise stated, the variations listed apply to both VUL and to SVUL policies.

CALIFORNIA

Free Look--If you cancel your policy within twenty days after delivery a refund will be made within thirty days. We will pay you your policy's Cash Value on the date you return the policy, plus the charges that were deducted from the premium payments you have made, less any loans and partial withdrawals you have taken.

Life Extension Benefit II Rider--The Life Extension Benefit II Rider is not available.

COLORADO

Transfers Among Investment Divisions and the Fixed Account--If there is a material change in the investment strategy of the Separate Account, you may make an unrestricted transfer from the Separate Account to the Fixed Account, even if such change occurs after the first two Policy Years.

Suicide--The Suicide Exclusion period is one year from the Issue Date.

CONNECTICUT

24 Month Exchange Privilege--All riders attached to this policy will be included in the new policy only if those riders would have been offered with the new policy on its date of issue.

DISTRICT OF COLUMBIA

Free Look--You have until the later of twenty days from the date you receive your policy, or forty-five days from the date the application is signed, to return the policy and receive a refund. We will allocate the initial premium and any other premium payments you make during the first twenty days after you receive your policy to the General Account. After this twenty day period, we will allocate your net premiums according to your instructions.

FLORIDA

Life Insurance Benefit Options--In the event that the insured (under VUL) or last surviving insured (under SVUL) dies during the policy month following a Monthly Deduction Day on which the Cash Surrender Value of the policy was less than the monthly deduction charges deducted for that month, we will reduce the life insurance proceeds by the difference between the monthly deduction charges and the Cash Surrender Value as calculated on that prior Monthly Deduction Day.

Termination and Reinstatement--If your policy's Cash Surrender Value on any Monthly Deduction Day is less than or equal to zero, and the policy's No-Lapse Guarantee benefit is not in effect, your policy will enter the late period.

Late Period--The late period is the thirty-one days following the Monthly Deduction Day on which the Cash Surrender Value of your policy is less than or equal to zero and the policy's No-Lapse Guarantee benefit is not in effect. We will mail a notice to the policyowner (and any known assignee) at least thirty days before the end of the late period stating the amount of premium needed to cover any overdue charges. If the late period expires without sufficient payment, then we will terminate your policy without any benefits.


You do have the opportunity, however, to change your insurance to paid-up life insurance, which will be payable to the Beneficiary upon receipt of proof of death of the insured (under VUL) or surviving insured (under SVUL). No more premiums may be paid, the Life Insurance Benefit Option selected under the policy will no longer apply, and loans, partial surrenders, and transfers will no longer be available. No insurance or benefits from riders will be provided after this paid-up insurance goes into effect. Your signed notice must be received before the end of the late period. See your policy for details regarding this option.


Life Extension Benefit I Rider--The Life Extension Benefit Rider is not available.

Life Extension Benefit II Rider--The Life Extension Benefit II Rider is not available.

ILLINOIS

Three-Year No-Lapse Guarantee--The No Lapse Guarantee benefit is known as the Coverage Protection Benefit.

Life Extension Benefit II Rider--The Life Extension Benefit II Rider is not available.

INDIANA

Free Look--You may return the policy to any of our registered representatives.

Premiums--Premiums are payable to any of our registered representatives.


Policy Proceeds--Policy Proceeds will be paid within two months of receipt of proof of death of the insured (under VUL) or last surviving insured (under
SVUL).


Alternative Cash Surrender Value I Benefit--The Alternative Cash Surrender Value I Benefit (ACSV I) is not available.

Alternative Cash Surrender Value II Benefit--The Alternative Cash Surrender Value II Benefit (ACSV II) is not available.

KANSAS

Premiums--Premiums are payable to any of our registered representatives.

LOUISIANA

Late Period--We will mail a notice to the policyowner (and any known assignee) at least 62 days before the end of the late period.

MARYLAND


Changing the Face Amount of Your Policy--You are allowed to increase your policy's Face Amount only once per Policy Year, subject to a $5,000 minimum and subject to a maximum limit we set based on predetermined administrative and underwriting guidelines, such as risk classification, and the Age of the insured.

You can decrease the Face Amount only once per Policy Year, provided that the new Face Amount is not less than the minimum Face Amount for the policy. No decreases are permitted during the first three Policy Years.



Mortality and Expense Charge--A monthly Mortality and Expense Risk charge, which will not exceed, on an annual basis, 0.90% of the new asset value of a Fund share held in the Separate Account.


Right to Examine Policy--Within 10 days after delivery, or if later, within 45 days of the date of execution of the application, you can return the policy to the Corporation or to the Registered Representative through whom it was purchased.

Charge for Additional Reports Updating the Status of Your Policy--If additional reports are requested, we may charge a reasonable fee, not to exceed $35, for this report.

Life Extension Benefit I Rider--The Life Extension Benefit I Rider is not available.

Life Extension Benefit II Rider--The Life Extension Benefit II Rider is not available.

No Lapse Guarantee Rider--The Guaranteed Minimum Death Benefit Rider is renamed the No Lapse Guarantee Rider.

MASSACHUSETTS

Transfers Among Investment Divisions and the Fixed Account--If there is a change in the investment strategy of the Separate Account, you may make an unrestricted transfer from the Separate Account to the Fixed Account.

Guaranteed Minimum Death Benefit Rider--The Guaranteed Minimum Death Benefit Rider is not available.

Living Benefits Rider--You may exercise the benefit under this rider if the insured (VUL) or last surviving insured (SVUL) has a life expectancy of twenty-four months or less.

MICHIGAN

Living Benefits Rider--You may exercise the benefit under this rider if the insured (VUL) or last surviving insured (SVUL) has a life expectancy of six months or less.

Free Look--You may return the policy to any of our registered representatives during the free look period.


MINNESOTA



Right to Cancel--You may cancel this policy by delivering or mailing a written notice, or sending a telegram, to New York Life Insurance and Annuity Corporation's Service Office, 11400 Tomahawk Creek Parkway, Suite 200, Leawood, KS 66211, and by returning the policy before midnight of the twentieth day after the date you receive the policy. Notice and return of the policy by mail are effective on being postmarked, properly addressed, and postage prepaid. We will return all payments made for this policy within 10 days after we receive notice of cancellation and the returned policy.



Policy Proceeds--Policy Proceeds will be paid within two months of receipt of proof of death of the insured (under VUL) or last surviving insured (under
SVUL).

How Are Loan Repayments Credited To The Policy--You can repay all or part of a policy loan at any time while your policy is in effect. When a loan repayment is received, we will use the money to cancel all or part of any outstanding loan. The monies will be allocated in accordance with the most recent premium allocation election in effect at the time of the loan repayment. If you do not wish to have the loan repayment allocated in accordance with the premium allocation election in effect, you must indicate to us in writing how you would like the payment allocated, and we must agree.


MISSOURI


Free Look--If you cancel your policy within twenty days after delivery, a refund will be made equal to the premium payments you have made less any loans and partial withdrawals you have taken.



Suicide--If the death of the insured (VUL) or last surviving insured (SVUL) is a result of suicide within two years of the Issue Date, we will pay the limited life insurance benefit only if we can show the Insured intended to commit suicide when the policy was applied for. Otherwise, we will pay the full Life Insurance Benefit.


Contestability--We will not contest payment of the life insurance proceeds based on the initial Face Amount, after this policy has been in force during the lifetime of the Insured for 2 years from the earlier of the Issue Date or the Policy Date.

MONTANA


Policy Proceeds--Policy Proceeds will be paid within sixty days of receipt of proof of death. If settlement is made after the first thirty days of receipt of proof of death, it will bear interest at a rate prescribed by Montana Law from the thirtieth day until a settlement is made.



Policy is issued on a unisex basis. Any reference in this prospectus that makes a distinction based on the sex of the insured should be disregarded for policies issued in this state.



Free Look-- You may return the policy to any of our registered representatives during the free look period.


NEBRASKA

Late Period--We will mail a notice to the policyowner (and any known assignee) at least 61 days before the end of the late period.


The Contestability and Suicide provisions are measured from the Policy Date.


NEW HAMPSHIRE

Premiums--Premiums are payable to any of our authorized registered representatives in exchange for a receipt signed by the President or Secretary of the Corporation and duly countersigned.

NEW YORK

Changing the Face Amount of Your Policy--You are allowed to increase your policy's Face Amount only once each Policy Year. You are allowed to decrease you policy's Face Amount only once each Policy Year.

Changing Your Life Insurance Benefit Option--Changes in the Life Insurance Benefit Option are limited to once per Policy Year.

Loans--The loan value of the policy will never be less than 75% of the policy's Cash Surrender Value.


Transfers Among Investment Divisions and the Fixed Account--We may impose a charge up to $25 per transfer for each transfer after the first twelve in any Policy Year.



Free Look--You have ten days from the date you receive your policy to return the policy to the Corporation or to the Registered Representative through whom it was purchased and receive a refund. We will allocate the initial premium and any other premium payments you make during the first ten days after you receive your policy to the General Account. After this ten-day period, we will allocate your net premiums according to your instructions.



The Separate Account--If there is a material change in the investment strategy of any Investment Division, you have the option of converting the policy, without evidence of insurability, within 60 days after the effective date of such change or the date you receive notification of such change, whichever is later. The policy may be converted to a new fixed benefit life insurance policy, for an amount of insurance not greater than the Life Insurance Benefit of the original policy, on the date of conversion. The new policy will be based on the same issue Ages, sexes, and underwriting classes as your original Policy, but will not offer variable investment options such as the Investment Divisions. All riders attached to your original policy will end on the date of any such conversion.


Policy Split Option--In addition to divorce and certain tax law changes, the policy may be split for any other reason, provided we agree. The Life Insurance Benefit option for each new policy will be the option in effect on the date when you split the policy.

Guaranteed Minimum Death Benefit Rider--The Guaranteed Minimum Death Benefit Rider is not available.

Life Extension Benefit I Rider--The Life Extension Benefit I Rider is not available.

Life Extension Benefit II Rider--The Life Extension Benefit II Rider is not available.


Scheduled Term Insurance Rider--This rider will end on the policy anniversary on which the insured is age 80 (under VUL) or the younger insured is or would have been age 70 (under SVUL).



Scheduled Supplementary Term Insurance Rider--This rider will end on the policy anniversary on which the insured is age 80 (under VUL) or the younger insured is or would have been age 80 (under SVUL).


Spouse's Paid-up Insurance Purchase Option Rider--The Spouse's Paid-up Insurance Purchase Option Rider is not available.

Supplementary Term Insurance Rider--This rider will end on the policy anniversary on which the insured is age 80 (under VUL) or the younger insured is or would have been age 80 (under SVUL).

Extended Term Insurance--On each policy anniversary, you have the right to transfer the entire amount you have invested in the Investment Divisions to the Standard Fixed Account, and change this policy to extended term.


NORTH CAROLINA

Free Look--You have until the later of 20 days from the date you receive your policy, or 45 days from the date the application is signed, to return the policy and receive a refund. Until 20 days after policy issue, we will allocate the initial premium and any other premium payments you make during this period to our General Account. After the first 20 days following policy issue, we will allocate your net premiums according to your instructions.

NORTH DAKOTA

Suicide--The Suicide Exclusion period is one year from the Issue Date.

OKLAHOMA

Free Look--If a refund is not made within thirty days of cancellation, the amount of the refund will accumulate at interest, as required by the Insurance Code of the state of Oklahoma.

Premiums--Premiums are payable to any of our registered representatives.

OREGON

State Tax Charge--The State Tax Charge is referred to as the State Tax Chargeback and will never exceed 3%.

Federal Tax Charge--The Federal Tax Charge will never exceed 3%.


Changing the Face Amount of Your Policy--You are allowed to increase your policy's Face Amount only once per Policy Year, subject to a $5,000 minimum.


Policy Proceeds--Any life insurance settlement proceeds paid in one sum must be made within 30 days of receipt of proof of death. If settlement is made after the first 30 days of receipt of proof of death, it will bear interest at a rate prescribed by Oregon Law from the 30th day until settlement is made.

Life Extension Benefit II Rider--The Life Extension Benefit II Rider is not available.

Free Look--You may return the policy to any of our registered representatives during the free look period.

PENNSYLVANIA

Changing Your Life Insurance Benefit Option--Changes in the Life Insurance Benefit Option are limited to once per Policy Year.

Changing the Face Amount of Your Policy--You are allowed to decrease your policy's Face Amount only once each Policy Year provided that the new Face Amount is not less than the minimum Face Amount for the policy.

You can have your policy's Face Amount increased subject to a $5,000 minimum and a maximum amount not to exceed our maximum limits. You are allowed to increase your policy's Face Amount only once each Policy Year.

Premiums--You are allowed a maximum of twelve unplanned premium payments each Policy Year.

Late Period--We will not terminate your policy until 61 days after the date we mail a notice to the policyowner (and any known assignee).

Cash Value--The Cash Value of this policy on the Issue Date is equal to the initial premium paid for the policy, less the deductions from premiums.


Misstatement of Age or Gender--If the policy application misstates any insured's Age or sex, we will adjust the Life Insurance Benefit and the Policy Proceeds provided by your policy based on the most recent mortality charge for the correct date(s)of birth and/or correct sex. We will not adjust the Cash Value or the Cash Surrender Value.


Policy Split Option--Due to state regulations, the policy cannot be split in the event of the divorce of the insureds.

Free Look--You may return the policy to any of our registered representatives during the free look period.

TEXAS

Changing the Face Amount of Your Policy--You are allowed to increase and decrease your policy's Face Amount only once each Policy Year.

Changing Your Life Insurance Benefit Option--You may make only one change in your Life Insurance Benefit Option each Policy Year.


Reinstatement Option--From the date of reinstatement, new incontestability and suicide exclusion periods will apply with regard to all statements and representations made in the reinstatement application only.


Cash Surrender Value--If you request a full surrender of the policy within thirty days after a policy anniversary, the value in the Fixed Account for purposes of calculating the Cash Surrender Value will not be less than the value that was in the Fixed Account on such anniversary.

Guaranteed Minimum Death Benefit Rider--The Guaranteed Minimum Death Benefit Rider is not available.

Life Extension Benefit I Rider--The Life Extension Benefit I Rider is not available.

Life Extension Benefit II Rider--The Life Extension Benefit II Rider is not available.


Monthly Per Thousand Face Amount Charge--The per thousand Face Amount charge is guaranteed not to exceed $0.03 per $1,000 of Face Amount in Years 1-10 and $0.00 in Years 11 and beyond.


Free Look--You may return the policy to any of our registered representatives during the free look period.

UTAH

Changing the Face Amount of Your Policy--You are allowed to decrease your policy's Face Amount only once each Policy Year provided that the new Face Amount is not less than the minimum Face Amount for the policy.

VERMONT

Loans--The loan value of the policy will never be less than 75% of the policy's Cash Surrender Value.

Free Look--You may return the policy to any of our registered representatives during the free look period.

WASHINGTON

     Living Benefits Rider--You may exercise the benefit under this rider if the insured (VUL) or last surviving insured (SVUL) has a life expectancy of twenty-four months or less.

WEST VIRGINIA

Loans--We reserve the right to defer the payment of any loan, surrender proceeds, or life insurance proceeds based on funds allocated to the Fixed Account for up to thirty days from the date we receive your request.

                                   APPENDIX A

                                 ILLUSTRATIONS


     The following tables demonstrate the way your policy works. The tables are based on the sex, Age, underwriting class, initial Life Insurance Benefit, and premium as follows:



     Tables 1 and 2 are for a policy issued to a male with a preferred underwriting class and issue Age 50 with a planned annual premium of $100,000 and an initial face amount of $5,000,000 and no riders. Tables 3 and 4 are for a policy issued to a male and female with a preferred underwriting class and both are issue Age 50 with a planned premium of $200,000 and an initial face amount of $10,000,000. All tables assume that 100% of the net premium is allocated to the Separate Account.



     The tables show how the Life Insurance Benefit, Cash Value and Cash Surrender Value would vary over an extended period of time assuming hypothetical gross rates of return equivalent to a constant annual rate of 0%, 6%, or 12%. The tables will assist in the comparison of the Life Insurance Benefit, Cash Value and Cash Surrender Value of the policy with other variable life insurance plans.



     The Life Insurance Benefit, Cash Value and Cash Surrender Value for a policy would be different from the amounts shown if the actual gross rates of return averaged 0%, 6%, or 12%, but varied above or below those averages for the period. They would also be different depending on the allocation of the assets among the Investment Divisions of the Separate Account and the Fixed Account, if the actual gross rate of return for all Investment Divisions averaged 0%, 6%, or 12%, but varied above or below that average for Individual Investment Divisions. They would also differ if any policy loans or partial surrenders were made or if premium payments were not paid on the policy anniversary during the period of time illustrated. Depending on the timing and degree of fluctuation, the actual values could be substantially more or less than those shown. A lower value may, under certain circumstances, result in the lapse of the policy unless the policyowner pays more than the stated premium.



     Tables 1 and 3 reflect all deductions and charges under the policy and assume that the cost of insurance charges are based on our current cost of insurance rates. These deductions and charges include all charges from planned premium payments and the Cash Value at their current levels.



     Tables 1 and 3 reflect Mortality and Expense Risk fee assessed against the policy's Cash Value allocated to the Separate Account and is equal to an annual rate (on a current basis) of .55% in Policy Years one through twenty. In Policy Years twenty-one and beyond, the charge is equal to an annual rate of .35%. The rate used to calculate the Mortality and Expense Risk charge will be reduced based on the policy's Separate Account Value as follows:


SEPARATE ACCOUNT VALUE                                         REDUCTION IN RATE
----------------------                                         -----------------
Less than $250,000..........................................         0.00%
At least $250,000 but less than $500,000....................         0.20%
At least $500,000 but less than $1,000,000..................         0.25%
$1,000,000 or more..........................................         0.30%

     Tables 2 and 4 reflect all deductions and charges under the policy and assume that the cost of insurance charges are based on the guaranteed cost of insurance rates. These deductions and charges include all charges from planned premium payments and the Cash Value at their guaranteed levels.



     Tables 2 and 4 reflect Mortality and Expense Risk fee assessed against the policy's Cash Value allocated to the Separate Account and is equal to an annual rate (on a guaranteed basis) of 1.00%.



     All tables reflect total assumed investment advisory fees together with other expenses incurred by the funds of 0.82% of the average daily net assets of the Funds. This total is based upon (a) 0.61% of the average daily net assets, which is an average of the management fees of each Investment Division; (b) 0.09% of average daily net assets of the Funds which is an average of the administrative fees for each Investment Division; (c) 0.03% of average daily net assets of the Funds which is an average of the 12b-1 fees for each Investment Division; and (d) 0.09% of average daily net assets of the Funds which is an average of the other expenses after expense reimbursement for each Investment Division. Please refer to the Fee Table in this prospectus for details of the underlying Fund fees.



     Taking into account the average investment advisory fees and expenses of the Funds, the gross rates of return of 0%, 6%, and 12% would correspond to illustrated net investment returns of -0.82%, 5.13%, and 11.08%, respectively.


     The actual investment advisory fees and expenses may be more or less than the amounts illustrated and will depend on the allocations made by the policyowner.


     NYLIAC will furnish, upon request, a comparable illustration using the Age, sex, and underwriting classification of the insured for any initial Life Insurance Benefit and premium request. In addition to an illustration assuming policy charges at their maximum, we will furnish an illustration assuming current policy charges and current cost of insurance rates.

                                    TABLE 1

            NYLIAC PINNACLE VARIABLE UNIVERSAL LIFE INSURANCE POLICY

                       MALE ISSUE AGE: 50, PREFERRED
                       PLANNED ANNUAL PREMIUM: $100,000
                       INITIAL FACE AMOUNT: $5,000,000
                       LIFE INSURANCE BENEFIT OPTION: 1

                       ASSUMING CURRENT CHARGES


                               END OF YEAR DEATH                    END OF YEAR CASH                    END OF YEAR CASH
                              BENEFIT(1) ASSUMING                   VALUE(1) ASSUMING                  SURRENDER VALUE(1)
                               HYPOTHETICAL GROSS                  HYPOTHETICAL GROSS                 ASSUMING HYPOTHETICAL
                               ANNUAL INVESTMENT                    ANNUAL INVESTMENT                GROSS ANNUAL INVESTMENT
                                   RETURN OF                            RETURN OF                           RETURN OF
VALUE (1)              ----------------------------------   ---------------------------------   ---------------------------------
POLICY YEAR               0%          6%          12%          0%          6%          12%         0%          6%          12%
-----------            ---------   ---------   ----------   ---------   ---------   ---------   ---------   ---------   ---------
1....................  5,000,000   5,000,000    5,000,000      33,851      36,053      38,259      33,851      36,053      38,259
2....................  5,000,000   5,000,000    5,000,000      90,470      98,551     106,903      90,470      98,551     106,903
3....................  5,000,000   5,000,000    5,000,000     146,434     164,031     182,893     146,434     164,031     182,893
4....................  5,000,000   5,000,000    5,000,000     201,750     232,635     267,564     201,750     232,635     267,564
5....................  5,000,000   5,000,000    5,000,000     256,951     305,136     361,483     256,951     305,136     361,483
6....................  5,000,000   5,000,000    5,000,000     337,936     409,090     495,031     337,936     409,090     495,031
7....................  5,000,000   5,000,000    5,000,000     419,134     519,536     644,600     419,134     519,536     644,600
8....................  5,000,000   5,000,000    5,000,000     498,724     634,455     809,508     498,724     634,455     809,508
9....................  5,000,000   5,000,000    5,000,000     576,316     753,900     991,301     576,316     753,900     991,301
10...................  5,000,000   5,000,000    5,000,000     651,775     877,982   1,192,369     651,775     877,982   1,192,369
15...................  5,000,000   5,000,000    5,000,000     988,195   1,571,502   2,558,067     988,195   1,571,502   2,558,067
20...................  5,000,000   5,000,000    7,438,069   1,231,697   2,396,191   4,798,754   1,231,697   2,396,191   4,798,754
25...................  5,000,000   5,000,000   11,798,746   1,387,770   3,460,500   8,448,306   1,387,770   3,460,500   8,448,306


---------------

(1) Assumes no policy loan or partial surrender has been made.


     WE EMPHASIZE THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND YOU SHOULD NOT DEEM THEM TO BE A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND THE INVESTMENT EXPERIENCE OF THE PORTFOLIOS OF THE FUNDS. THE DEATH BENEFIT, CASH VALUE, AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OR RETURN AVERAGED 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS OR PARTIAL SURRENDERS WERE MADE. NEITHER NEW YORK LIFE INSURANCE AND ANNUITY COMPANY, THE SEPARATE ACCOUNTS, NOR THE FUNDS REPRESENT THAT THESE HYPOTHETICAL RATES OR RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER A PERIOD OF TIME.

            NYLIAC PINNACLE VARIABLE UNIVERSAL LIFE INSURANCE POLICY

                       MALE ISSUE AGE: 50, PREFERRED
                       PLANNED ANNUAL PREMIUM: $100,000
                       INITIAL FACE AMOUNT: $5,000,000
                       LIFE INSURANCE BENEFIT OPTION: 1

                       ASSUMING CURRENT CHARGES

                                END OF YEAR DEATH                       END OF YEAR CASH
                               BENEFIT(1) ASSUMING                     VALUE(1) ASSUMING
                                HYPOTHETICAL GROSS                     HYPOTHETICAL GROSS
VALUE                           ANNUAL INVESTMENT                      ANNUAL INVESTMENT
(1)                                 RETURN OF                              RETURN OF
POLICY                 ------------------------------------   ------------------------------------
YEAR                      0%           6%           12%          0%           6%           12%
---------------------  ---------   ----------   -----------   ---------   ----------   -----------
30...................  5,000,000    6,166,911    18,503,121   1,395,247    4,817,899    14,455,564
35...................  5,000,000    7,764,759    28,880,746   1,153,221    6,470,633    24,067,289
40...................  5,000,000    9,666,293    45,055,786     443,539    8,479,204    39,522,620
45...................          0   11,925,507    70,276,455           0   10,940,833    64,473,811
50...................          0   14,522,204   109,011,931           0   14,237,454   109,011,931

                                 END OF YEAR CASH
                                SURRENDER VALUE(1)
                              ASSUMING HYPOTHETICAL
VALUE                        GROSS ANNUAL INVESTMENT
(1)                                 RETURN OF
POLICY                 ------------------------------------
YEAR                      0%           6%           12%
---------------------  ---------   ----------   -----------
30...................  1,395,247    4,817,899    14,455,564
35...................  1,153,221    6,470,633    24,067,289
40...................    443,539    8,479,204    39,522,620
45...................          0   10,940,833    64,473,811
50...................          0   14,237,454   109,011,931


---------------

(1) Assumes no policy loan or partial surrender has been made.


     WE EMPHASIZE THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND YOU SHOULD NOT DEEM THEM TO BE A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND THE INVESTMENT EXPERIENCE OF THE PORTFOLIOS OF THE FUNDS. THE DEATH BENEFIT, CASH VALUE, AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OR RETURN AVERAGED 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS OR PARTIAL SURRENDERS WERE MADE. NEITHER NEW YORK LIFE INSURANCE AND ANNUITY COMPANY, THE SEPARATE ACCOUNTS, NOR THE FUNDS REPRESENT THAT THESE HYPOTHETICAL RATES OR RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER A PERIOD OF TIME.

                                    TABLE 2

            NYLIAC PINNACLE VARIABLE UNIVERSAL LIFE INSURANCE POLICY

                       MALE ISSUE AGE: 50, PREFERRED
                       PLANNED ANNUAL PREMIUM: $100,000
                       INITIAL FACE AMOUNT: $5,000,000
                       LIFE INSURANCE BENEFIT OPTION: 1

                       ASSUMING GUARANTEED CHARGES


                               END OF YEAR DEATH                 END OF YEAR CASH                 END OF YEAR CASH
                              BENEFIT(1) ASSUMING                VALUE(1) ASSUMING               SURRENDER VALUE(1)
                              HYPOTHETICAL GROSS                HYPOTHETICAL GROSS              ASSUMING HYPOTHETICAL
                               ANNUAL INVESTMENT                 ANNUAL INVESTMENT             GROSS ANNUAL INVESTMENT
                                   RETURN OF                         RETURN OF                        RETURN OF
VALUE (1)              ---------------------------------   -----------------------------   -------------------------------
POLICY YEAR               0%          6%          12%        0%        6%         12%        0%         6%          12%
-----------            ---------   ---------   ---------   -------   -------   ---------   -------   ---------   ---------
1....................  5,000,000   5,000,000   5,000,000    12,645    14,166      15,701    12,645      14,166      15,701
2....................  5,000,000   5,000,000   5,000,000    52,866    58,435      64,216    52,866      58,435      64,216
3....................  5,000,000   5,000,000   5,000,000    90,087   102,199     115,223    90,087     102,199     115,223
4....................  5,000,000   5,000,000   5,000,000   124,092   145,181     168,734   124,092     145,181     168,734
5....................  5,000,000   5,000,000   5,000,000   154,520   186,945     224,623   154,520     186,945     224,623
6....................  5,000,000   5,000,000   5,000,000   205,629   253,130     310,326   205,629     253,130     310,326
7....................  5,000,000   5,000,000   5,000,000   252,385   318,660     401,361   252,385     318,660     401,361
8....................  5,000,000   5,000,000   5,000,000   294,668   383,372     498,222   294,668     383,372     498,222
9....................  5,000,000   5,000,000   5,000,000   332,261   447,005     601,397   332,261     447,005     601,397
10...................  5,000,000   5,000,000   5,000,000   364,711   509,067     711,240   364,711     509,067     711,240
15...................  5,000,000   5,000,000   5,000,000   429,676   773,814   1,377,489   429,676     773,814   1,377,489
20...................  5,000,000   5,000,000   5,000,000   250,540   873,436   2,316,858   250,540     873,436   2,316,858
25...................          0   5,000,000   5,281,293         0   573,829   3,799,491         0     573,829   3,799,491


---------------

(1) Assumes no policy loan or partial surrender has been made.


     WE EMPHASIZE THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND YOU SHOULD NOT DEEM THEM TO BE A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND THE INVESTMENT EXPERIENCE OF THE PORTFOLIOS OF THE FUNDS. THE DEATH BENEFIT, CASH VALUE, AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS OR PARTIAL SURRENDERS WERE MADE. NEITHER NEW YORK LIFE INSURANCE AND ANNUITY COMPANY, THE SEPARATE ACCOUNTS, NOR THE FUNDS REPRESENT THAT THESE HYPOTHETICAL RATES OR RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER A PERIOD OF TIME.

            NYLIAC PINNACLE VARIABLE UNIVERSAL LIFE INSURANCE POLICY

                       MALE ISSUE AGE: 50, PREFERRED
                       PLANNED ANNUAL PREMIUM: $100,000
                       INITIAL FACE AMOUNT: $5,000,000
                       LIFE INSURANCE BENEFIT OPTION: 1

                       ASSUMING GUARANTEED CHARGES


                                                                                                  END OF YEAR CASH
                                                                                                 SURRENDER VALUE(1)
                                               END OF YEAR DEATH         END OF YEAR CASH             ASSUMING
                                              BENEFIT(1) ASSUMING       VALUE(1) ASSUMING           HYPOTHETICAL
                                               HYPOTHETICAL GROSS       HYPOTHETICAL GROSS          GROSS ANNUAL
                                               ANNUAL INVESTMENT        ANNUAL INVESTMENT            INVESTMENT
                                                   RETURN OF                RETURN OF                RETURN OF
VALUE (1)                                    ----------------------   ----------------------   ----------------------
POLICY YEAR                                  0%    6%       12%       0%    6%       12%       0%    6%       12%
-------------------------------------------  ---   ---   ----------   ---   ---   ----------   ---   ---   ----------
30.........................................   0     0     7,693,482    0     0     6,010,533    0     0     6,010,533
35.........................................   0     0    10,827,408    0     0     9,022,840    0     0     9,022,840
40.........................................   0     0    14,854,679    0     0    13,030,420    0     0    13,030,420
45.........................................   0     0    20,148,501    0     0    18,484,863    0     0    18,484,863
50.........................................   0     0    27,222,871    0     0    26,689,089    0     0    26,689,089


---------------

(1) Assumes no policy loan or partial surrender has been made.


     WE EMPHASIZE THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND YOU SHOULD NOT DEEM THEM TO BE A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND THE INVESTMENT EXPERIENCE OF THE PORTFOLIOS OF THE FUNDS. THE DEATH BENEFIT, CASH VALUE, AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS OR PARTIAL SURRENDERS WERE MADE. NEITHER NEW YORK LIFE INSURANCE AND ANNUITY COMPANY, THE SEPARATE ACCOUNTS, NOR THE FUNDS REPRESENT THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER A PERIOD OF TIME.

                                    TABLE 3

     NYLIAC PINNACLE SURVIVORSHIP VARIABLE UNIVERSAL LIFE INSURANCE POLICY

                       MALE/FEMALE ISSUE AGE: 50, PREFERRED
                       PLANNED ANNUAL PREMIUM: $200,000
                       INITIAL FACE AMOUNT: $10,000,000
                       LIFE INSURANCE BENEFIT OPTION: 1

                       ASSUMING CURRENT CHARGES

                                END OF YEAR DEATH                      END OF YEAR CASH
                               BENEFIT(1) ASSUMING                    VALUE(1) ASSUMING
                                HYPOTHETICAL GROSS                    HYPOTHETICAL GROSS
                                ANNUAL INVESTMENT                     ANNUAL INVESTMENT
VALUE (1)                           RETURN OF                             RETURN OF
POLICY                 ------------------------------------   ----------------------------------
YEAR                       0%           6%          12%          0%          6%          12%
---------              ----------   ----------   ----------   ---------   ---------   ----------
1....................  10,000,000   10,000,000   10,000,000     132,585     140,677      148,772
2....................  10,000,000   10,000,000   10,000,000     290,989     317,051      344,078
3....................  10,000,000   10,000,000   10,000,000     446,995     501,261      559,971
4....................  10,000,000   10,000,000   10,000,000     601,461     694,574      799,052
5....................  10,000,000   10,000,000   10,000,000     754,221     897,223    1,064,174
6....................  10,000,000   10,000,000   10,000,000     932,190   1,138,635    1,388,132
7....................  10,000,000   10,000,000   10,000,000   1,110,727   1,393,929    1,749,349
8....................  10,000,000   10,000,000   10,000,000   1,287,382   1,661,685    2,149,640
9....................  10,000,000   10,000,000   10,000,000   1,462,173   1,942,511    2,593,232
10...................  10,000,000   10,000,000   10,000,000   1,635,079   2,237,003    3,084,770
15...................  10,000,000   10,000,000   13,951,607   2,468,007   3,935,282    6,459,077
20...................  10,000,000   11,057,866   21,951,254   3,239,339   6,075,750   12,061,128
25...................  10,000,000   13,789,611   33,581,980   3,968,544   8,839,494   21,526,910

                                END OF YEAR CASH
                                SURRENDER VALUE
                          ASSUMING HYPOTHETICAL GROSS
                               ANNUAL INVESTMENT
VALUE (1)                          RETURN OF
POLICY                 ----------------------------------
YEAR                      0%          6%          12%
---------              ---------   ---------   ----------
1....................   132, 585     140,677      148,772
2....................    290,989     317,051      344,078
3....................    446,995     501,261      559,971
4....................    601,461     694,574      799,052
5....................    754,221     897,223    1,064,174
6....................    932,190   1,138,635    1,388,132
7....................  1,110,727   1,393,929    1,749,349
8....................  1,287,382   1,661,685    2,149,640
9....................  1,462,173   1,942,511    2,593,232
10...................  1,635,079   2,237,003    3,084,770
15...................  2,468,007   3,935,282    6,459,077
20...................  3,239,339   6,075,750   12,061,128
25...................  3,968,544   8,839,494   21,526,910


---------------

(1) Assumes no policy loan or partial surrender has been made.


     WE EMPHASIZE THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND YOU SHOULD NOT DEEM THEM TO BE A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND THE INVESTMENT EXPERIENCE OF THE PORTFOLIOS OF THE FUNDS. THE DEATH BENEFIT, CASH VALUE, AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS OR PARTIAL SURRENDERS WERE MADE. NEITHER NEW YORK LIFE INSURANCE AND ANNUITY COMPANY, THE SEPARATE ACCOUNTS, NOR THE FUNDS REPRESENT THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER A PERIOD OF TIME.

     NYLIAC PINNACLE SURVIVORSHIP VARIABLE UNIVERSAL LIFE INSURANCE POLICY

                       MALE/FEMALE ISSUE AGE: 50, PREFERRED
                       PLANNED ANNUAL PREMIUM: $200,000
                       INITIAL FACE AMOUNT: $10,000,000
                       LIFE INSURANCE BENEFIT OPTION: 1

                       ASSUMING CURRENT CHARGES

                                 END OF YEAR DEATH                       END OF YEAR CASH
                                BENEFIT(1) ASSUMING                     VALUE(1) ASSUMING
                                HYPOTHETICAL GROSS                      HYPOTHETICAL GROSS
                                 ANNUAL INVESTMENT                      ANNUAL INVESTMENT
VALUE(1)                             RETURN OF                              RETURN OF
POLICY                 -------------------------------------   ------------------------------------
YEAR                       0%           6%           12%          0%           6%           12%
---------------------  ----------   ----------   -----------   ---------   ----------   -----------
30...................  10,000,000   16,845,039    50,964,823   4,579,162   12,295,649    37,200,601
35...................  10,000,000   20,524,436    77,958,398   4,969,908   16,551,965    62,869,676
40...................  10,000,000   24,990,275   120,195,382   4,953,329   21,730,674   104,517,724
45...................  10,000,000   30,583,973   187,581,840   4,150,719   28,058,691   172,093,431
50...................  10,000,000   37,039,429   291,413,400   1,610,829   36,313,165   285,699,411

                                 END OF YEAR CASH
                                SURRENDER VALUE(1)
                           ASSUMING HYPOTHETICAL GROSS
                                ANNUAL INVESTMENT
VALUE(1)                            RETURN OF
POLICY                 ------------------------------------
YEAR                      0%           6%           12%
---------------------  ---------   ----------   -----------
30...................  4,579,162   12,295,649    37,200,601
35...................  4,969,908   16,551,965    62,869,676
40...................  4,953,329   21,730,674   104,517,724
45...................  4,150,719   28,058,691   172,093,431
50...................  1,610,829   36,313,165   285,699,411


---------------

(1) Assumes no policy loan or partial surrender has been made.


     WE EMPHASIZE THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND YOU SHOULD NOT DEEM THEM TO BE A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND THE INVESTMENT EXPERIENCE OF THE PORTFOLIOS OF THE FUNDS. THE DEATH BENEFIT, CASH VALUE, AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS OR PARTIAL SURRENDERS WERE MADE. NEITHER NEW YORK LIFE INSURANCE AND ANNUITY COMPANY, THE SEPARATE ACCOUNTS, NOR THE FUNDS REPRESENT THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER A PERIOD OF TIME.

                                    TABLE 4

     NYLIAC PINNACLE SURVIVORSHIP VARIABLE UNIVERSAL LIFE INSURANCE POLICY

                       MALE/FEMALE ISSUE AGE: 50, PREFERRED
                       PLANNED ANNUAL PREMIUM: $200,000
                       INITIAL FACE AMOUNT: $10,000,000
                       LIFE INSURANCE BENEFIT OPTION 1

                       ASSUMING GUARANTEED CHARGES

                                END OF YEAR DEATH                      END OF YEAR CASH
                               BENEFIT(1) ASSUMING                    VALUE(1) ASSUMING
                                HYPOTHETICAL GROSS                    HYPOTHETICAL GROSS
                                ANNUAL INVESTMENT                     ANNUAL INVESTMENT
                                    RETURN OF                             RETURN OF
VALUE (1)              ------------------------------------   ----------------------------------
POLICY YEAR                0%           6%          12%          0%          6%          12%
-----------            ----------   ----------   ----------   ---------   ---------   ----------
1....................  10,000,000   10,000,000   10,000,000     130,896     138,887      146,880
2....................  10,000,000   10,000,000   10,000,000     286,050     311,663      338,223
3....................  10,000,000   10,000,000   10,000,000     437,850     490,931      548,075
4....................  10,000,000   10,000,000   10,000,000     586,240     676,841      778,169
5....................  10,000,000   10,000,000   10,000,000     731,141     869,528    1,030,398
6....................  10,000,000   10,000,000   10,000,000     896,695   1,094,814    1,333,983
7....................  10,000,000   10,000,000   10,000,000   1,058,126   1,328,191    1,666,783
8....................  10,000,000   10,000,000   10,000,000   1,215,333   1,569,843    2,031,614
9....................  10,000,000   10,000,000   10,000,000   1,368,209   1,819,966    2,431,599
10...................  10,000,000   10,000,000   10,000,000   1,516,589   2,078,723    2,870,167
15...................  10,000,000   10,000,000   12,486,345   2,179,899   3,504,796    5,780,715
20...................  10,000,000   10,000,000   18,694,210   2,657,081   5,151,985   10,271,544
25...................  10,000,000   10,948,788   26,491,453   2,803,987   7,018,454   16,981,701

                                END OF YEAR CASH
                               SURRENDER VALUE(1)
                             ASSUMING HYPOTHETICAL
                            GROSS ANNUAL INVESTMENT
                                   RETURN OF
VALUE (1)              ----------------------------------
POLICY YEAR               0%          6%          12%
-----------            ---------   ---------   ----------
1....................    130,896     138,887      146,880
2....................    286,050     311,663      338,223
3....................    437,850     490,931      548,075
4....................    586,240     676,841      778,169
5....................    731,141     869,528    1,030,398
6....................    896,695   1,094,814    1,333,983
7....................  1,058,126   1,328,191    1,666,783
8....................  1,215,333   1,569,843    2,031,614
9....................  1,368,209   1,819,966    2,431,599
10...................  1,516,589   2,078,723    2,870,167
15...................  2,179,899   3,504,796    5,780,715
20...................  2,657,081   5,151,985   10,271,544
25...................  2,803,987   7,018,454   16,981,701


---------------

(1) Assumes no policy loan or partial surrender has been made.


     WE EMPHASIZE THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND YOU SHOULD NOT DEEM THEM TO BE A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND THE INVESTMENT EXPERIENCE OF THE PORTFOLIOS OF THE FUNDS. THE DEATH BENEFIT, CASH VALUE, AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OF BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS OR PARTIAL SURRENDERS WERE MADE. NEITHER NEW YORK LIFE INSURANCE AND ANNUITY COMPANY, THE SEPARATE ACCOUNTS, NOR THE FUNDS REPRESENT THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER A PERIOD OF TIME.

     NYLIAC PINNACLE SURVIVORSHIP VARIABLE UNIVERSAL LIFE INSURANCE POLICY

                       MALE/FEMALE ISSUE AGE: 50, PREFERRED
                       PLANNED ANNUAL PREMIUM: $200,000
                       INITIAL FACE AMOUNT: $10,000,000
                       LIFE INSURANCE BENEFIT OPTION 1

                       ASSUMING GUARANTEED CHARGES

                                 END OF YEAR DEATH                       END OF YEAR CASH
                                BENEFIT(1) ASSUMING                      VALUE(1) ASSUMING
                                HYPOTHETICAL GROSS                      HYPOTHETICAL GROSS
                                 ANNUAL INVESTMENT                       ANNUAL INVESTMENT
                                     RETURN OF                               RETURN OF
VALUE (1)              -------------------------------------   -------------------------------------
POLICY YEAR                0%           6%           12%           0%           6%           12%
---------------------  ----------   ----------   -----------   ----------   ----------   -----------
30...................  10,000,000   12,270,712    36,359,130    2,195,842    8,956,724    26,539,511
35...................           0   13,436,183    49,122,455            0   10,835,632    39,614,883
40...................           0   14,423,454    65,413,058            0   12,542,134    56,880,920
45...................           0   15,501,708    87,565,825            0   14,221,750    80,335,619
50...................           0   16,533,232   116,776,876            0   16,209,051   114,487,133

                                 END OF YEAR CASH
                                SURRENDER VALUE(1)
                               ASSUMING HYPOTHETICAL
                              GROSS ANNUAL INVESTMENT
                                     RETURN OF
VALUE (1)              -------------------------------------
POLICY YEAR                0%           6%           12%
---------------------  ----------   ----------   -----------
30...................   2,195,842    8,956,724    26,539,511
35...................           0   10,835,632    39,614,883
40...................           0   12,542,134    56,880,920
45...................           0   14,221,750    80,335,619
50...................           0   16,209,051   114,487,133


---------------

(1) Assumes no policy loan or partial surrender has been made.


     WE EMPHASIZE THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND YOU SHOULD NOT DEEM THEM TO BE A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND THE INVESTMENT EXPERIENCE OF THE PORTFOLIOS OF THE FUNDS. THE DEATH BENEFIT, CASH VALUE, AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS OR PARTIAL SURRENDERS WERE MADE. NEITHER NEW YORK LIFE INSURANCE AND ANNUITY COMPANY, THE SEPARATE ACCOUNTS, NOR THE FUNDS REPRESENT THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER A PERIOD OF TIME.

                        OBTAINING ADDITIONAL INFORMATION



     The Statement of Additional Information ("SAI") contains additional information about Pinnacle VUL and Pinnacle SVUL, including information about compensation arrangements. The SAI is available without charge upon request. You can request the SAI by mail at our Service Office at New York Life Insurance and Annuity Corporation (a Delaware Corporation), Advanced Markets Services, 51 Madison Avenue, Room 651, New York, NY 10010 or by phone on our toll-free number
(866) 695-3289. The current SAI is incorporated by reference into the prospectus and has been filed with the SEC.



                           TABLE OF CONTENTS FOR THE


                  STATEMENT OF ADDITIONAL INFORMATION ("SAI")



General Information and History.............................    2
Additional Information about the Operations of the
  Policies..................................................    2
Distribution and Compensation Arrangements..................   19
Underwriting a Policy.......................................   21
Additional Information about Charges........................   22
Surrender of Your Policy....................................   26
About the Financial Statements..............................   27
NYLIAC & Separate Account Financial Statements..............  F-1



     Information about Pinnacle VUL and Pinnacle SVUL (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. Reports and other information about Pinnacle VUL and Pinnacle SVUL are available on the SEC's internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing to the Public Reference Section of the SEC at 450 Fifth Street, NW, Washington, DC 20549-0102.



     For a personalized illustration, contact your Registered Representative or call our toll-free number, (866) 695-3289.


SEC File Number: 811-07798

                      STATEMENT OF ADDITIONAL INFORMATION

                                     DATED


                                  MAY 1, 2005


                                      FOR

               NYLIAC PINNACLE VARIABLE UNIVERSAL LIFE INSURANCE

                                      AND

         NYLIAC PINNACLE SURVIVORSHIP VARIABLE UNIVERSAL LIFE INSURANCE

                                      FROM

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION


     This Statement of Additional Information ("SAI") is not a prospectus. The SAI contains information that expands upon subjects discussed in the current NYLIAC Pinnacle Variable Universal Life Insurance and Pinnacle Survivorship Variable Universal Life Insurance prospectus. You should read the SAI in conjunction with the current prospectus dated May 1, 2005 and any supplements thereto. This SAI is incorporated by reference into the prospectus. You may obtain the prospectus by calling New York Life Insurance and Annuity Corporation ("NYLIAC") at (866) 695-3289 or writing to: New York Life Insurance and Annuity Corporation ("NYLIAC") (a Delaware Corporation), Advanced Markets Services, 51 Madison Avenue, Room 651, New York, NY 10010. Terms used but not defined in the SAI have the same meaning as in the current prospectus.


                               TABLE OF CONTENTS


                                                              PAGE
                                                              ----
General Information and History.............................    2
Additional Information about the Operation of the
  Policies..................................................    2
Distribution and Compensation Arrangements..................   19
Underwriting a Policy.......................................   21
Additional Information about Charges........................   22
Surrender of Your Policy....................................   26
About the Financial Statements..............................   27
NYLIAC & Separate Account Financial Statements..............  F-1


PINNACLE VUL AND PINNACLE SVUL ARE OFFERED UNDER NYLIAC VARIABLE UNIVERSAL LIFE SEPARATE ACCOUNT-I.

                        GENERAL INFORMATION AND HISTORY


     The Pinnacle VUL and Pinnacle SVUL prospectus and SAI describe two flexible premium variable universal life insurance policies that NYLIAC issues: the NYLIAC Pinnacle Variable Universal Life Insurance Policy (VUL) and the NYLIAC Pinnacle Survivorship Variable Universal Life Insurance Policy (SVUL).


ABOUT NYLIAC


     NYLIAC is a stock life insurance company incorporated in Delaware in 1980. NYLIAC is licensed to sell life, accident, and health insurance and annuities in the District of Columbia and all states. In addition to the policies described in the prospectus, NYLIAC offers other life insurance policies and annuities. NYLIAC's financial statements are also included in this SAI. NYLIAC's principal business address is 51 Madison Avenue, New York, New York 10010.



     NYLIAC is a wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), a mutual life insurance company founded in New York in 1845. NYLIAC had total assets amounting to $65.8 billion at the end of 2004. New York Life has invested in NYLIAC, and will occasionally make additional contributions to NYLIAC in order to maintain capital and surplus in accordance with state requirements.


TAX STATUS OF NYLIAC AND THE SEPARATE ACCOUNT


     NYLIAC is taxed as a life insurance company under IRC Subchapter L. The Separate Account is not a taxable entity separate from NYLIAC, and we take its operations into account in determining NYLIAC's income tax liability. As a result, NYLIAC takes into account applicable tax attributes of the assets of the Separate Account on its corporate income tax return, including corporate dividends received deductions and foreign tax credits that may be procured by assets of the Separate Account. All investment income and realized net capital gains on the assets of the Separate Account are reinvested and taken into account in determining policy Cash Values and are applied automatically to increase the book reserves associated with the policies. Under existing federal income tax law, neither the investment income nor any net capital gains of the Separate Account are taxed to NYLIAC to the extent that those items are applied to increase tax deductible reserves associated with the policies.


           ADDITIONAL INFORMATION ABOUT THE OPERATION OF THE POLICIES

     The prospectus provides information about the policy and its riders. The following is additional information about these terms.

INVESTMENT DIVISIONS

     As discussed in the prospectus, the following are the available Eligible Portfolios of each Fund:

     MainStay VP Series Fund, Inc.:

        -- MainStay VP Basic Value--Initial Class (formerly Dreyfus Large
           Company Value)

        -- MainStay VP Bond--Initial Class

        -- MainStay VP Capital Appreciation--Initial Class
        -- MainStay VP Cash Management

        -- MainStay VP Common Stock--Initial Class

        -- MainStay VP Convertible--Initial Class

        -- MainStay VP Floating Rate Fund--Initial Class

        -- MainStay VP Government--Initial Class

        -- MainStay VP Growth--Initial Class (formerly Eagle Asset Management
           Growth Equity)


        -- MainStay VP High Yield Corporate Bond--Initial Class


        -- MainStay VP Income & Growth--Initial Class (formerly American Century
           Income & Growth)


        -- MainStay VP S&P 500 Index--Initial Class

        -- MainStay VP Total Return--Initial Class

        -- MainStay VP Value--Initial Class


     The Alger American Fund
        -- Alger American Leveraged All Cap--Class O Shares
        -- Alger American Small Capitalization--Class O Shares

     American Century(R) Variable Portfolios, Inc.
        -- American Century VP Inflation Protection--Class II
        -- American Century VP International--Class II
        -- American Century VP Value--Class II

     Dreyfus Investment Portfolios
        -- Dreyfus IP Technology Growth--Initial Shares

     Dreyfus Variable Investment Fund
        -- Dreyfus VIF Developing Leaders--Initial Shares

     Fidelity Variable Insurance Products Fund
        -- Fidelity(R) VIP Contrafund(R)--Initial Class
        -- Fidelity(R) VIP Equity-Income--Initial Class
        -- Fidelity(R) VIP Growth--Initial Class
        -- Fidelity(R) VIP Index 500--Initial Class
        -- Fidelity(R) VIP Investment Grade Bond--Initial Class
        -- Fidelity(R) VIP Mid Cap--Initial Class
        -- Fidelity(R) VIP Overseas--Initial Class

     Janus Aspen Series

        -- Janus Aspen Series Balanced--Institutional Shares


        -- Janus Aspen Series Mid Cap Growth--Institutional Shares

        -- Janus Aspen Series Worldwide Growth--Institutional Shares

     MFS(R) Variable Insurance Trust
        -- MFS(R) Investors Trust Series--Initial Class
        -- MFS(R) New Discovery Series--Initial Class
        -- MFS(R) Research Series--Initial Class
        -- MFS(R) Utilities Series--Initial Class

     Neuberger Berman Advisers Management Trust
        -- Neuberger Berman AMT Mid-Cap Growth

     PIMCO Variable Insurance Trust


        -- PIMCO Global Bond--Administrative Class Shares


        -- PIMCO Low Duration--Administrative Class Shares


        -- PIMCO Real Return--Administrative Class Shares


        -- PIMCO Total Return--Administrative Class Shares


     T.  Rowe Price Equity Series, Inc.
        -- T. Rowe Price Equity Income Portfolio

     T. Rowe Price Fixed Income Series, Inc.
        -- T. Rowe Price Limited-Term Bond Portfolio

     Van Eck Worldwide Insurance Trust
        -- Van Eck Worldwide Absolute Return
        -- Van Eck Worldwide Hard Assets

     The Universal Institutional Funds, Inc.
        -- Van Kampen UIF Emerging Markets Debt--Class I
        -- Van Kampen UIF Emerging Markets Equity--Class I
        -- Van Kampen UIF U.S. Real Estate--Class I


     The Funds and Eligible Portfolios offered though this product are selected by NYLIAC based on several criteria, including asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. An affiliate of NYLIAC manages the Mainstay VP Series Fund and that was a factor in its selection. Another factor that NYLAIC considers during the selection process is whether the Fund or Eligible Portfolio or an affiliate of the Fund will compensate NYLIAC for providing administrative, marketing, and support services that would otherwise be provided by the Fund, the Fund's investment advisor, or its distributor (see "Sales and Other Agreements." below).


     The Funds' shares may be available to certain separate accounts we use to fund our variable annuity policies. This is called "mixed funding." Except for the MainStay VP Series Fund, Inc., shares of all other Funds may be available to separate accounts of insurance companies that are not affiliated with NYLIAC and, in certain instances, to qualified plans. This is called "shared funding." Although we do not anticipate that any difficulties will result from mixed and shared funding, it is possible that differences in tax treatment and other considerations may cause the interests of owners of various contracts participating in the Funds to be in conflict. The Board of Directors/Trustees of each Fund, the Funds' investment advisers, and NYLIAC are required to monitor events to identify any material conflicts that arise from the use of the Funds for mixed and shared funding. In the event of a material conflict, we could be required to withdraw from an Eligible Portfolio. For more information about the risks of mixed and shared funding, please refer to the relevant Fund prospectus.

     The investment experience of an Investment Division of the Separate Account reflects increases or decreases in the net asset value of the shares of the underlying Fund, any dividend or capital gains distributions declared by the Fund, and any charges against the assets of the Investment Division. We determine this investment experience each valuation day, which is when the net asset value of the underlying Fund is determined. The actual net rate of return for an Investment Division measures the investment experience from the end of one valuation day to the end of the next valuation day.

ADDITIONS, DELETIONS, OR SUBSTITUTIONS OF INVESTMENTS


     We may add, delete or substitute the Eligible Portfolio shares held by any Investment Division, within certain limits. We may eliminate the shares of any of the Eligible Portfolios and substitute shares of another Portfolio of a Fund or of another registered open-end management investment company or other investment vehicles. We may do this if the shares of an Eligible Portfolio are no longer available for investment or if we, in our sole discretion, decide that investment in an Eligible Portfolio is inappropriate given the purposes of the Separate Account. A new Eligible Portfolio may have higher fees and charges than the one it replaces. We will not substitute shares attributable to your interest in an Investment Division until you have been notified of the change, as required by the 1940 Act and we have obtained any necessary regulatory approvals.



     We may establish new Investment Divisions and/or eliminate one or more Investment Divisions when marketing, tax, investment, or other conditions make it appropriate. We may decide whether or not the new Investment Divisions should be made available to existing policyowners.


     If we make a substitution or change to the Investment Divisions, we may change your policy to reflect such substitution or change. We also reserve the right to: (a) operate the Separate Account as a management company under the 1940 Act, (b) deregister it under such Act in the event such registration is no longer required, (c) combine the Separate Account with one or more other separate accounts, and (d) restrict or eliminate the voting rights of persons having voting rights as to the Separate Account, as permitted by law.

REINVESTMENT

     We automatically reinvest all dividends and capital gains distributions from Eligible Portfolios in additional shares of the distributing Portfolio at their net asset value on the date the dividends or distributions are paid.

CHANGING THE FACE AMOUNT OF YOUR POLICY

     You can request an increase in the Face Amount of your policy after the first Policy Anniversary if all of the following conditions are met:

     -- the insured is (under VUL) or both insureds are (under SVUL) still living;

     -- the insured is age 85 or younger (under VUL) or the older insured is age
        90 or younger (under SVUL);

     -- the increase you are requesting is $5,000 or more;

     -- the requested increase will not cause the policy's Face Amount to exceed our maximum limit on the risk we retain, which we set at our discretion; and

     -- you submit a written application signed by the insured(s) along with satisfactory evidence of insurability.

     We can limit any increase in the Face Amount of your policy.

     You can request a decrease in the Face Amount of your policy if all of the following conditions are met:


     -- the insured (under VUL) or last surviving insured (under SVUL) is still living; and



     -- the decrease you are requesting will not reduce the policy's Face
        Amount, Target Face Amount, or Total Face Amount below $500,000 ($250,000 of which is the minimum Face Amount requirement).


     We may limit any decrease in the Face Amount of your policy.

ADDITIONAL INFORMATION ABOUT THE AMOUNT IN THE SEPARATE ACCOUNT: VALUATION OF ACCUMULATION UNITS

     The value of an accumulation unit on any valuation day equals the value of an accumulation unit on the preceding valuation day multiplied by the net investment factor. We calculate a net investment factor for the period from the close of the New York Stock Exchange on the immediately preceding valuation day to its close on the current valuation day using the following formula:

                                     (a/b)

     Where: a = the sum of:

            (1) the net asset value of the Fund share held in the Separate
                Account for that Investment Division at the end of the current valuation day, plus

            (2) the per share amount of any dividends or capital gains distributions made by the Fund for shares held in the Separate Account for that Investment Division if the ex-dividend date occurs during such period; and

             b = the net asset value of the Fund share held in the Separate
                 Account for that Investment Division at the end of the preceding valuation day.

     The net investment factor may be greater or less than one. Therefore, the value of an accumulation unit may increase or decrease.


ALTERNATIVE CASH SURRENDER VALUE ("ACSV I" OR "ACSV II")


     If your policy contains the ACSV, your ACSV Benefit for policy months 1 through 12, as calculated on each Monthly Deduction Day, is equal to the sum of a + b + c, where:


     (a) = the current ACSV Benefit*;



     (b) = any sales expense charges deducted from premiums paid since the last Monthly Deduction Day; and



     (c) = the current month's per thousand Face Amount charge.



     * In policy month 1, and before any premiums have been applied, (a) will equal zero.



     Your ACSV Benefit for policy months 13 through the end of the 10th Policy Year, as calculated on each Monthly Deduction Day, is equal to the sum of (a + b + c) - d, where:


     (a) = the current ACSV Benefit;


     (b) = any sales expense charges deducted from premiums paid since the last Monthly Deduction Day;

     (c) = the current month's per thousand Face Amount charge; and


     (d) = the current month's amortization of the ACSV Benefit.


     At the end of Policy Year 10, the ACSV Benefit will equal zero.


     Upon our receipt of your request to surrender this policy in full during the first ten Policy Years, we will increase the current ACSV Benefit by any sales expense charges that have been deducted from premium payments received since the last Monthly Deduction Day. We will then pay you the ACSV.

     The ACSV Benefit is only used to calculate the Alternative Cash Surrender Value payable in the event of a full surrender of all of the NYLIAC policies you own which include an ACSV Benefit. The ACSV Benefit is not invested and will not accumulate interest. The ACSV Benefit is not included as part of Cash Surrender Value and is therefore not available for loans or partial surrenders or to support monthly deduction charges.


     You do not receive the ACSV on a 1035 exchange, as part of a Life Insurance Benefit payment, or, unless we agree, in the event the policy is assigned. In any of these circumstances the ACSV Benefit is retained by NYLIAC.


     Upon any reinstatement of the policy, the ACSV Benefit will equal zero. We will then calculate the value of this benefit from the period beginning on the reinstatement date up to the 10th policy anniversary. At reinstatement, the amortization of the ACSV Benefit will be calculated based on the number of months remaining in the ten year period.

ADDITIONAL BENEFITS THROUGH RIDERS AND OPTIONS


     The following riders and options are (or have been) available with this policy, and a description of each is provided in the current prospectus:


    Guaranteed Minimum Death Benefit Rider
    Living Benefits Rider
    Supplementary Term Rider
    Scheduled Term Insurance Rider
    Scheduled Supplementary Term Insurance Rider

    Life Extension Benefit I Rider

    Life Extension Benefit II Rider
    Level First-to-Die Term Rider (SVUL Only)
    Spouse's Paid-Up Insurance Purchase Option Rider (VUL Only)
    Policy Split Option (SVUL Only)

     Riders and options are subject to regulatory approval in each jurisdiction and may not be available in all jurisdictions. In addition, the rider name and the requirements for any rider may vary by jurisdiction. You should contact your registered representative to determine whether a rider or option you are considering is available in your jurisdiction. Additional information for specific riders and options appears below.

     There may be an additional charge for a rider. Subject to availability in each jurisdiction, the Spouse's Paid-Up Insurance Purchase Option Rider (described below) is included in the VUL policy. This Rider is not available on the SVUL policy. The Level First-to-Die Term Rider is available for purchase only with the SVUL policy. The Living Benefits Rider is available only on Non-Qualified Policies. All other riders are available on both Non-Qualified and Qualified Policies.

     GUARANTEED MINIMUM DEATH BENEFIT RIDER (GMDB)


     As long as this rider is in effect and the benefit period has not expired, this rider guarantees that your policy will never lapse due to its Cash Surrender Value being insufficient to cover the current monthly deduction charges. Under this rider, if your total monthly deduction charges are greater than your policy's Cash Surrender Value, we will deduct as much of the monthly deduction charges from the Cash Value as possible. We will then waive any excess amount of these charges including the charge for this and any other rider. Generally, this rider is available with a benefit period up to the insured's age 70, 80, or 100 (under VUL) or the younger insured's age 80 or 100 (under SVUL). You may choose any of these expiry dates as long as the benefit period is at least ten years. You may cancel this rider at any time by sending us a signed notice. This rider will end on the Monthly Deduction Day on or next following receipt of your request.


     In exchange for the guarantee provided by this rider, you must make certain premium payments into your policy. The premium you must pay under this rider is called the monthly "Guaranteed Minimum Death Benefit (GMDB) premium." You will find it on the Policy Data Page. The monthly GMDB premium may change if you modify your policy or any of the riders attached to your policy. Although this premium is expressed as a monthly premium, you do not need to pay it on a monthly basis. Rather, we will perform a GMDB premium test each month to determine if you have made enough cumulative premium payments to keep the rider in effect.

     If your policy does not satisfy the GMDB premium test and your policy fails the test by an amount that is more than one monthly GMDB premium, we will notify you that your policy has failed this test. The rider will terminate unless you make a premium payment in an amount necessary to pass the GMDB premium test before the next Monthly Deduction Day. If the rider terminates, we will reinstate it if we receive the required premium payment before the Monthly Deduction Day that follows the date the rider terminated. If the rider terminates during a period when the rider benefit is in effect, your policy will enter the late period and will lapse unless the required payment is made.

     Having this rider affects your ability to take policy loans in the following way:

        (a) If you take a loan during the first two Policy Years, this rider will end.

        (b) After the first two Policy Years, you may take loans within certain limits. On the day you take a loan (or when any unpaid loan interest is charged as an additional loan), the Cash Surrender Value of your policy less the new loan and the amount of any current outstanding loan balance must be greater than the cumulative monthly GMDB premiums which were required up to the time you take the loan, accumulated at an annual effective interest rate of up to 6.0% as of that date.

     This rider is not available on a policy with the Supplementary Term Rider, the Scheduled Term Insurance Rider, the Supplementary Scheduled Term Insurance Rider, or the Level First-to-Die Term Rider.

     LIVING BENEFITS RIDER (ALSO KNOWN AS ACCELERATED BENEFITS RIDER)

     Under this rider, if the insured (under VUL) or last surviving insured (under SVUL) has a life expectancy of twelve months or less, you may request a portion or all of the Policy Proceeds as an accelerated death benefit. You must elect this rider in order to have it included in your policy. Under the VUL Policy, this election can be made at any time.

Under the SVUL Policy, you can elect this rider only after the first death of an insured. This rider is not available on Qualified Policies.

     You can cancel this rider at any time by sending us a signed notice. This rider will end on the date we receive your request.

     You may elect to receive an accelerated death benefit of 25%, 50%, 75%, or 100% of certain eligible proceeds from your Policy Proceeds. We will pay you an amount equal to:

  Elected     X    Eligible  X    Interest  -    Administrative fee  -    Elected percentage of an
  percentage       proceeds       factor         (up to $150)             unpaid Policy loan

     Minimum accelerated benefit amount: $25,000.

     Maximum accelerated benefit amount: $250,000 (total for all of your NYLIAC policies).

     If you accelerate less than 100% of the eligible proceeds, the remaining Face Amount of your policy after we pay this benefit must be at least $50,000. We do not permit any subsequent acceleration.

     When we make a payment under this rider, we will reduce your policy's Face Amount, rider death benefits, monthly deductions, Cash Value, and any unpaid policy loan based on the percentage you elected.


     Amounts received under this rider generally will be excludable from your gross income under IRC Section 101(g). The exclusion from gross income will not apply, however, if you are not the insured or if you do not have an insurable interest in the life of the insured either because the insured is your director, officer, or employee, or because the insured has a financial interest in a business of yours.


     In some cases, there may be a question as to whether a life insurance policy that has an accelerated living benefit rider can meet certain technical aspects of the definition of a "life insurance contract" under the IRC. We reserve the right (but we are not obligated) to modify the rider to conform to any requirements the IRS may enact.

    SUPPLEMENTARY TERM RIDER (STR)


     This rider provides a term insurance benefit that is payable when the insured (under VUL) or last surviving insured (under SVUL) dies while this rider is in effect. It insures the same individual(s) covered by the base policy. At the time you apply for this rider, you select a Target Face Amount for your policy. The initial term insurance death benefit under this rider equals the Target Face Amount less the Life Insurance Benefit. We recalculate the term insurance benefit on each Monthly Deduction Day in accordance with the Life Insurance Benefit option that is in effect under the policy. You may cancel this rider by sending us a signed written request. The rider will end on the Monthly Deduction Day on or next following the date we receive your request. This rider will also end on the policy anniversary on which the insured is age 95 (under
VUL) or the younger insured is or would have been age 95 (under SVUL). At that time, the term insurance benefit under the STR will automatically convert to insurance under the base policy. There is no charge for this conversion. The Guaranteed Minimum Death Benefit Rider is not available if your policy has the STR.

     Because the Life Insurance Benefit of your base policy (not including riders) may increase or decrease depending on investment performance, the rider's term insurance benefit will do the reverse in order to maintain a level Target Face Amount. Under Option 1, the term insurance benefit will automatically be set to equal the Target Face Amount minus the Life Insurance Benefit. Under Option 2, the term insurance benefit will automatically be set to equal the Target Face Amount plus the Cash Value minus the Life Insurance Benefit. Under Option 3, the term insurance benefit will automatically be set to equal the Target Face Amount plus the Adjusted Total Premium minus the Life Insurance Benefit. However, the rider's term insurance benefit will not be reduced to an amount less than zero. If the base policy's Life Insurance Benefit changes for any reason other than because of the requirements of Section 7702 of the Internal Revenue Code ("IRC"), we will make a corresponding adjustment to the Target Face Amount.


     We will only allow you to have this rider if:

        (1) the initial Target Face Amount is at least $1,000,000 for (VUL) or $2,000,000 (under SVUL);

        (2) the policy's Life Insurance Benefit at issue is at least $250,000;

        (3) the initial term insurance benefit of this rider is at least the minimum amount we require, which is currently $100,000; and

        (4) the initial term insurance benefit of this rider is no greater than nine times the policy's initial Face Amount.

     Within certain limits and subject to evidence of insurability which we may require, you may increase or decrease this rider's term insurance benefit.

     You may request changes to your policy under this rider if:

        (1) you do not decrease the Target Face Amount below $1,000,000 (under
     VUL) or $2,000,000 (under SVUL), unless the decrease is due to a partial surrender;


        (2) you do not decrease the policy's Life Insurance Benefit below $250,000; and


        (3) you do not make a change that causes the term insurance benefit to be greater than nine times the policy's Face Amount. This requirement prohibits you from increasing the term insurance benefit or decreasing the policy's Face Amount to an amount that would violate this maximum ratio.

    SCHEDULED TERM INSURANCE RIDER (STIR)


     As long as this rider is in effect, the term insurance benefit will vary in accordance with the schedule of Face Amount changes selected at the time you applied for the policy. This schedule is found on the Policy Data Page. The schedule cannot be modified unless we agree. This rider is only available with Life Insurance Benefit Option 1. You can cancel this rider by sending us a signed written notice. This rider will end on the Monthly Deduction Day on or next following your request. This rider also ends on the policy anniversary on which the insured is age 95 (under VUL) or the younger insured is or would have been age 95 (under SVUL). At that time, the term insurance benefit under the STIR will automatically convert to insurance under the base policy. There is no charge for this conversion. You cannot have the Guaranteed Minimum Death Benefit Rider if you have the STIR. In addition, if you choose this rider your policy will not contain the No-Lapse

Guarantee benefit. Also, you cannot have SSTR if you have STIR. The Scheduled Term Insurance Rider (STIR) is not available for sale in several jurisdictions. Please check with your registered representative for availability.


     When the schedule of term insurance results in a decrease in Face Amount after the Issue Date, we may from time to time offer you the right to either increase your term insurance Face Amount or convert this rider to increased coverage under the Policy up to STIR Face Amount, as shown in the schedule of Face Amount changes on the Issue Date. Any offer made to this effect will be made uniformly to a class of policyowners having this rider.

    SUPPLEMENTARY SCHEDULED TERM INSURANCE RIDER (SSTR)


     This rider provides a benefit for the amount of term insurance that is in effect at the death of the Insured (for VUL) and last surviving insured (for
SVUL). The amount of insurance provided by this rider will vary based on the schedule of Face Amount changes for the years and amounts that the policyowner selected. This schedule is found on the Policy Data Page and cannot be modified unless we agree. This rider is only available with Life Insurance Benefit Option
1. The SSTR face amount plus the Policy's Face Amount is equal to the Total Face Amount. If the Supplementary Term Rider (STR) is also attached to the policy, the Total Face Amount is equal to the SSTR face amount plus the Target Face Amount. You can cancel this rider by sending us a signed written notice. This rider will end on the Monthly Deduction Day on or next following your request. This rider also ends on the policy anniversary on which the insured is age 95 (under VUL) or the younger insured is or would have been age 95 (under SVUL). At that time, the term insurance face amount under the SSTR will automatically convert to insurance under the base policy. There is no charge for this conversion. You cannot have the Guaranteed Minimum Death Benefit Rider if you have the SSTR. In addition, if you choose this rider your policy will not contain the No-Lapse Guarantee benefit. Also, you cannot have STIR if you have SSTR.


     When the schedule of term insurance results in a decrease in Face Amount after the Issue Date, we may from time to time offer you the right to either increase your term insurance Face Amount or convert this rider to increased coverage under the Policy up to the SSTR Face Amount, as shown in the Schedule of Face Amount changes on the Issue Date. Any offer made to this effect will be made uniformly to a class of policyowners having this rider.


    LIFE EXTENSION BENEFIT I RIDER (LEB I)



     Under this rider, on the policy anniversary on which the insured (under
VUL) or younger insured (under SVUL) is (or would have been) age 100, the Life Insurance Benefit will continue to equal the Life Insurance Benefit of the policy plus the death benefit payable under any riders in effect on the date of the insured's (under VUL) or last surviving insured's (under SVUL) death. Without this rider, on the policy anniversary on which the insured or younger insured is or would have been age 100, the Life Insurance Benefit would be equal to the policy's Cash Value. You can cancel this rider by sending us a signed written notice. This rider will end on the Monthly Deduction Day on or next following receipt of your request. The Life Extension Benefit II Rider is not available if your policy has the Life Extension Benefit I Rider.

    LIFE EXTENSION BENEFIT II RIDER (LEB II)


     Under this rider, on the policy anniversary on which the insured (under
VUL) or younger insured (under SVUL) is (or would have been) age 100, the life insurance benefit will continue to equal the Life Insurance Benefit of the policy plus the death benefit payable under any riders in effect on the date of the insured's (under VUL) or last surviving insured's (under SVUL) death. Without this rider, on the policy anniversary on which the insured (under VUL) or younger insured (under SVUL) is (or would have been) age 100, the Life Insurance Benefit would be equal to the policy's Cash Value. When the policy and the LEB II are issued at the same time, the rider and the policy will have the same Issue Date. If the rider is added to a policy that is already in force, the rider's date of issue will be shown on the Policy's Data Page. You can cancel this rider by sending us a signed written notice. This rider will end on the Monthly Deduction Day on or next following receipt of your request. The Life Extension Benefit Rider is not available if your policy has the Life Extension Benefit II Rider.


     If you are considering the purchase of either the LEB Rider or the LEB II Rider you should compare the riders and their charges carefully and discuss any questions you have with your registered representative. (See "Additional Information About Charges.")

    LEVEL FIRST-TO-DIE TERM RIDER (SVUL POLICIES ONLY)


     This rider provides a level term insurance death benefit that we will pay when either insured dies while this rider is in effect. We will only pay the benefit under this rider once, even if both insureds die at the same time. You may decrease the face amount of this rider as long as you do not decrease it below the minimum amount we require to issue the rider. You may not increase the face amount of this rider. You may cancel this rider at any time by sending us a signed notice. The rider will end on the Monthly Deduction Day on or next following receipt of your request. The Guaranteed Minimum Death Benefit Rider is not available on a policy that has the Level First-to-Die Term Rider. In addition, if you choose the Level First-to-Die Term Rider your policy will not contain the No-Lapse Guarantee benefit.


    SPOUSE'S PAID-UP INSURANCE PURCHASE OPTION RIDER (VUL POLICIES ONLY)

     This rider allows a spouse who is the beneficiary under the policy to purchase a new paid-up whole life insurance policy on his or her own life without evidence of insurability when the insured dies. Subject to state availability, this rider is included in the VUL policy.


     The maximum Face Amount of the new paid-up whole life policy is the lesser of:


        (1) the amount of the Policy Proceeds payable under this policy (before any unpaid loan is deducted); or

        (2) $5,000,000.

     If the insured's spouse dies at the same time as the insured or within 90 days after the insured's death and does not exercise the option under this rider, we will pay a benefit to the spouse's estate equal to the maximum amount of insurance coverage that could have been purchased under this rider minus the premium payment that would have been required for that insurance.

     If someone other than the spouse (including a trust) is the owner and beneficiary under the policy, that person can also exercise the option and purchase a paid-up whole life policy on the life of the spouse. The owner must have an insurable interest in the life of the spouse and the spouse must consent to the issuance of the new insurance in writing.

POLICY SPLIT OPTION (SVUL POLICIES ONLY)

     This rider allows you to split your policy into two single adjustable life insurance policies that each insure the life of one of the insureds under certain circumstances. You are allowed to make this split within six months after either of the following two dates:


     (1) the date a final divorce decree which terminates the marriage of the insureds has been in effect for six months; or



     (2) the effective date of a change in the federal tax law that results in:



        (a) a reduction in the unlimited federal estate tax marital deduction provision (Section 2056 of the IRC), or


        (b) a reduction of at least 50% in the level of estate tax rate from the 1986 Tax Act payable on death.


     You must request a policy split in writing. At the time of the split: (1) both insureds must be living; (2) we will not ask for evidence of insurability (except in certain jurisdictions); (3) each new policy will be an adjustable life insurance policy, which we offer for the purpose of this option and which was available on the Policy Date of your original policy; and (4) an insurable interest must exist between the owner of each new policy and the insured of that new policy under all applicable laws.


     The Policy Date and Issue Date of each new policy will be the date when you split the policy. The policyowner and beneficiary of each new policy will be the same as under the original policy, unless you state otherwise.


     We will not assess a fee on a policy that is terminating as a result of a policy split. However, we will apply all fees and charges that generally apply to the type of policy into which you are splitting your policy, to each of the new policies that result from the policy split. The cost of insurance rates for each new policy will be based on the insured's Age and gender on the date of the split and most recent underwriting class on the original policy. The initial premium for each new policy will be one half of the Cash Value of the original policy less any unpaid loan (including any accrued loan interest).



     The Face Amount of each new policy will equal one half of the original base policy Face Amount, plus one half of the face amount of any riders on the original policy. The benefits from any Level First-To-Die Term Rider in effect will be excluded from this calculation. If the original policy has been assigned, each new policy will have the same assignment.


     Splitting your policy may have certain adverse tax consequences. The Internal Revenue Service has ruled privately that where the insured or insureds of an insurance policy that is exchanged for a new policy are not identical to the insured or insureds of the new policy, the exchange is taxable.

OPTIONS AVAILABLE AT NO ADDITIONAL CHARGE

     -- DOLLAR COST AVERAGING

     The main objective of Dollar Cost Averaging is to achieve an average cost per share that is lower than the average price per share in a fluctuating market. Since you transfer the same dollar amount to a given Investment Division with each transfer, you purchase more units in an Investment Division if the value per unit is low and fewer units if the value per unit is high. Therefore, you may achieve a lower than average cost per unit if prices fluctuate over the long term. Similarly, for each transfer out of an Investment Division, you sell more units in an Investment Division if the value is low and fewer units if the value per unit is high. Dollar Cost Averaging does not assure growth or protect against a loss in declining markets. Because it involves continuous investing regardless of price levels, you should consider your financial ability to continue investing during periods of low price levels.

     If you decide to use the Dollar Cost Averaging feature, we will ask you to specify:

        (1) the dollar amount you want to have transferred (minimum transfer:
     $100);

        (2) the Investment Division you want to transfer money from;

        (3) the Investment Divisions and/or Standard Fixed Account you want to transfer money to;

        (4) the date on which you would like the transfers to be made, within limits; and


        (5) how often you would like the transfers made: monthly, quarterly, semiannually, or annually.


     You may not make Dollar Cost Averaging transfers from the Standard Fixed Account, but you can make Dollar Cost Averaging transfers into the Standard Fixed Account. In addition, you cannot make transfers into the Enhanced DCA Fixed Account. Transfers out of the Enhanced DCA Fixed Account are subject to the Enhanced DCA Program (see below).

     We will make Dollar Cost Averaging transfers on the date you specify, or if the date you specify if not a Business Day, on the next Business Day. You can specify any day of the month other than the 29th, 30th or 31st of the month. We will not process a Dollar Cost Averaging transfer unless we have received a written request at our Service Office at the address listed on page 1 of this SAI (or any other address we indicate to you in writing). NYLIAC must receive the request in writing one week prior to the date the transfer(s) are scheduled to begin.

     The minimum Cash Value required to elect this option is $2,500. We will suspend this feature automatically if the Cash Value is less than $2,000 on a transfer date. Once the Cash Value equals or exceeds $2,000, the Dollar Cost Averaging transfers will resume automatically as last requested.

     You may cancel the Dollar Cost Averaging feature at any time by written request. You may not elect Dollar Cost Averaging if you have chosen Automatic Asset Reallocation. However, you have the option of alternating between these two policy features. Dollar Coat Averaging is not available when the Enhanced DCA Program is in place.

     -- ENHANCED DOLLAR COST AVERAGING PROGRAM (MAY BE DISCONTINUED AT ANY TIME)


     This feature permits you to set up automatic dollar cost averaging using the Enhanced DCA Fixed Account when an initial premium payment is made. If you participate in the Enhanced DCA Fixed Account program you cannot use traditional Dollar Cost Averaging, Automatic Asset Reallocation, or Interest Sweep until the account is closed 12 months following the expiration of the policy's "Right to Examine" period.

     IF YOU ELECT TO PARTICIPATE IN THIS PROGRAM, YOUR ENTIRE INITIAL NET PREMIUM MUST BE ALLOCATED TO THE ENHANCED DCA FIXED ACCOUNT. SUBSEQUENT PREMIUMS RECEIVED WITHIN 12 MONTHS FOLLOWING THE EXPIRATION OF THE POLICY'S "RIGHT TO EXAMINE" PERIOD WILL ALSO BE ALLOCATED TO THE ENHANCED DCA FIXED ACCOUNT UNLESS YOU DIRECT US OTHERWISE.


     The Enhanced DCA program allows you to make regular periodic allocations from the Enhanced DCA Fixed Account into the Investment Divisions and/or Standard Fixed Account over a twelve-month period. It involves the automatic transfer of a specified amount from the Enhanced DCA Fixed Account into the Investment Divisions and/or Standard Fixed Account according to the allocation instructions provided by you. The Enhanced DCA Fixed Account will credit interest at a rate, which we declare periodically, in advance, and at our sole discretion. This rate will never be less than an annual rate of 3%. We may credit different interest rates to the Enhanced DCA Fixed Account, the Standard Fixed Account, and to any loaned amounts. Interest accrues daily and is credited on each Monthly Deduction Day. Contact your registered representative for the current rate. Amounts in the Enhanced DCA Fixed Account only earn the Enhanced DCA Fixed Account interest rate while they are in the Enhanced DCA Fixed Account waiting to be transferred to the Investment Divisions. Because the entire initial premium is not in the Enhanced DCA Fixed Account for the full year, the annual effective rate will not be achieved.


     Amounts in the Enhanced DCA Fixed Account will be transferred to the Investment Divisions and/or Standard Fixed Account on each Monthly Deduction Day for a period of twelve months immediately following the policy's "Right to Examine Period". The amount of each transfer will be calculated at the time of the transfer based on the number of remaining monthly transfers and the remaining value in the Enhanced DCA Fixed Account as of the date of the transfer. Transfers from the Enhanced DCA Fixed Account occur automatically and are based on the following formula:

                               AMOUNT TRANSFERRED FROM THE
                               ENHANCED DCA FIXED ACCOUNT
  MONTHLY DEDUCTION DAY     (AS A PERCENTAGE OF THE ENHANCED
(FOLLOWING THE "RIGHT TO    DCA FIXED ACCOUNT VALUE AS OF THE
    EXAMINE" PERIOD)        APPLICABLE MONTHLY DEDUCTION DAY)
------------------------    ---------------------------------
            1                              8.33%
            2                              9.09%
            3                             10.00%
            4                             11.11%
            5                             12.50%
            6                             14.29%
            7                             16.67%
            8                             20.00%
            9                             25.00%
           10                             33.33%
           11                             50.00%
           12                            100.00%

     The entire value of the Enhanced DCA Fixed Account will be completely transferred to the Investment Divisions and/or Standard Fixed Account within 12 months following the expiration of the policy's "Right to Examine" period. For example, if you allocate an initial premium payment to the Enhanced DCA Fixed Account under which the 12-month term will end on December 31, 2005 and we receive a subsequent premium payment for the Enhanced DCA Fixed Account before December 31, 2005, we will allocate the subsequent premium payment to the same Enhanced DCA Fixed Account and transfer the entire value of the Enhanced DCA Fixed Account to the Investment Divisions and/or Standard Fixed Account by December 31, 2005 based on the schedule shown above, even though a portion of the money was not in the Enhanced DCA Fixed Account for the entire 12-month period.

     You can make partial surrenders and transfers (in addition to the automatic transfers described above) from the Enhanced DCA Fixed Account at any time without penalty.

     YOU CANNOT MAKE TRANSFERS INTO THE ENHANCED DCA FIXED ACCOUNT.


     Use of the Enhanced DCA Fixed Account does not assure growth or protect against loss in declining markets. Assets in our General Account support the Enhanced DCA Fixed Account.


     You can cancel the Enhanced DCA Fixed Account at any time by written request. Upon receiving your cancellation request we will transfer the entire Enhanced DCA Fixed Account balance to the Investment Divisions and/or Standard Fixed Account according to the allocation instructions provided by you. We reserve the right to stop offering the Enhanced DCA Fixed Account at any time. Enhanced DCA may not be available in all jurisdictions.

     -- AUTOMATIC ASSET REALLOCATION


     This option allows you to maintain a set investment mix. For example, you could specify that 50% of the amount you have in the Investment. Divisions of the Separate Account be allocated to a particular Investment Division, and the other 50% be allocated to another Investment Division. Over time, the variations in each of these Investment Divisions' investment results would cause this balance to shift. If you elect to have the Automatic Asset Reallocation feature, we will automatically reallocate the amounts you have in the Separate Account among the various Investment Divisions so that they are invested in the percentages you specify.



     We will make all Automatic Asset Reallocation transfers on the date you specify, or if the date you specify is not a Business Day, on the next Business Day. You can choose to schedule the investment reallocations quarterly, semi-annually, or annually, but not on a monthly basis. You can specify any day of the month other than the 29th, 30th, or 31st. We will not process Automatic Asset Reallocation transfers unless we have received a written request at our Service Office at the address listed on page 1 of this SAI. NYLIAC must receive the request in writing one week prior to the date the transfer(s) are scheduled to begin.



     The minimum Cash Value you must have allocated to the Separate Account is $2,500. We will suspend this feature automatically if the Cash Value is less than $2,000 on a reallocation date. Once the Cash Value equals or exceeds $2,000, Automatic Asset Reallocation will resume automatically as scheduled. There is no minimum amount that you must allocate among the Investment Divisions for this feature.


     You can cancel the Automatic Asset Reallocation feature at any time by written request. You cannot elect Automatic Asset Reallocation if you have chosen Dollar Cost Averaging. However, you have the option of alternating between these two policy features.

Automatic Asset Reallocation is not available when the Enhanced DCA program is in place.

     -- INTEREST SWEEP


     You can choose to make interest sweep transfers out of the Standard Fixed Account if the amount in the Standard Fixed Account is at least $2,500. We will make all Interest Sweep transfers on the date you specify, or if the date you specify is not a Business Day, on the next Business Day. You can specify any day of the month to make these automatic transfers, other than the 29th, 30th, or 31st of the month. We will not process an interest sweep transfer unless we have received a written request at our Service Office at the address listed on page 1 of this SAI (or any other address we indicate to you in writing). NYLIAC must receive the request in writing one week prior to the date the transfer(s) are scheduled to begin.


     You cannot choose the interest sweep feature if you have instructed us to pay any part of your policy charges from the Standard Fixed Account. If you want to elect the interest sweep feature and you want to allocate your charges, you must allocate your charges to the MainStay VP Cash Management Investment Division.

     You can request interest sweep in addition to either the Dollar Cost Averaging or Automatic Asset Reallocation feature. If an interest sweep transfer is scheduled for the same day as a Dollar Cost Averaging or Automatic Asset Reallocation transfer, we will process the interest sweep transfer first.

     If an interest sweep transfer would cause more than the greater of: (i) $5,000 or (ii) 20% of the amount you have in the Standard Fixed Account at the beginning of the Policy Year to be transferred from the Standard Fixed Account, we will not process the transfer and we will suspend the interest sweep feature. If the amount you have in the Standard Fixed Account is less than $2,000, we will automatically suspend this feature. Once the amount you have in the Standard Fixed Account equals or exceeds $2,000, the interest sweep feature will resume automatically as scheduled. You can cancel the interest sweep feature at any time by written request. Interest Sweep is not available when the Enhanced DCA Program is in place.

EXAMPLES OF IRC SECTION 7702 ON LIFE INSURANCE BENEFITS

     Under this policy, you can choose from different Life Insurance Benefit Options. The following are standardized examples of how the choice of the GPT or CVAT can impact the Life Insurance Benefit.

                                    EXAMPLES
             (EFFECT OF IRC SECTION 7702 ON LIFE INSURANCE BENEFIT)

                        LIFE INSURANCE BENEFIT OPTION 1
EXAMPLE 1:
Male Nonsmoker Age 45 at Death;
 7702 Test: Guideline Premium Test

                            POLICY A    POLICY B
(1) Face Amount..........  $1,000,000  $1,000,000
(2) Cash Value...........  $  300,000  $  500,000
(3) IRC Section 7702
    Percentage on Date of
    Death................        215%        215%
(4) Cash Value multiplied
    by 7702 Percentage...  $  860,000  $1,075,000
(5) Death Benefit =
    Greater of (1) and
    (4)..................  $1,000,000  $1,075,000

                        LIFE INSURANCE BENEFIT OPTION 2
EXAMPLE 1:
Male Nonsmoker Age 45 at Death;
 7702 Test: Guideline Premium Test

                            POLICY A    POLICY B
(1) Face Amount..........  $1,000,000  $1,000,000
(2) Cash Value...........  $  400,000  $  900,000
(3) IRC Section 7702
    Percentage on Date of
    Death................        215%        215%
(4) Cash Value multiplied
    by 7702 Percentage...  $  860,000  $1,935,000
(5) Death Benefit Greater
    of (1) + (2) and
    (4)..................  $1,400,000  $1,935,000

                        LIFE INSURANCE BENEFIT OPTION 1
 EXAMPLE 2:
  Male Nonsmoker Age 45 at Death;
  7702 Test: Cash Value Accumulation Test

                            POLICY A    POLICY B
(1) Face Amount..........  $1,000,000  $1,000,000
(2) Cash Value...........  $  400,000  $  500,000
(3) IRC Section 7702
    Percentage on Date of
    Death................        307%        307%
(4) Cash Value multiplied
    by 7702 Percentage...  $  921,000  $1,535,000
(5) Death Benefit =
    Greater of (1)
   and (4)...............  $1,000,000  $1,535,000

                        LIFE INSURANCE BENEFIT OPTION 2
 EXAMPLE 2:
  Male Nonsmoker Age 45 at Death;
  7702 Test: Cash Value Accumulation Test

                            POLICY A    POLICY B
(1) Face Amount..........  $1,000,000  $1,000,000
(2) Cash Value...........  $  300,000  $  600,000
(3) IRC Section 7702
    Percentage on Date of
    Death................        307%        307%
(4) Cash Value multiplied
    by 7702 Percentage...  $  921,000  $1,842,000
(5) Death Benefit =
   Greater of (1)
   and (4)...............  $1,300,000  $1,842,000

                        LIFE INSURANCE BENEFIT OPTION 3

 EXAMPLE 3:
  Male Nonsmoker Age 45 at Death;
  7702 Test: Guideline. Premium Test

                            POLICY A    POLICY B
(1) Face Amount..........  $1,000,000  $1,000,000
(2) Adjusted Total
    Premium..............     250,000  $  250,000
(3) Cash Value...........     500,000  $  750,000
(4) IRC Section 7702
    Percentage on Date of
    Death................        215%        215%
(5) Cash Value multiplied
    by 7702 Percentage...  $1,075,000  $1,612,500
(6) Death Benefit =
    Greater of (1) + (2)
    and (5)..............  $1,250,000  $1,612,500

 EXAMPLE 3:
  Male Nonsmoker Age 45 at Death;
  7702 Test: Cash Value Accumulation Test

                            POLICY A    POLICY B
(1) Face Amount..........  $1,000,000  $1,000,000
(2) Adjusted Total
    Premium..............     250,000  $  250,000
(3) Cash Value...........     300,000  $  500,000
(4) IRC Section 7702
    Percentage on Date of
    Death................        307%        307%
(5) Cash Value multiplied
    by 7702 Percentage...  $  921,000  $1,535,000
(6) Death Benefit =
    Greater of (1) + (2)
    and (5)..............  $1,250,000  $1,535,000

ADDITIONAL INFORMATION ABOUT CHANGING OPTIONS

     You can change your Life Insurance Benefit Option. The following Examples demonstrate the impact this change can have on your Life Insurance Benefit.

                                    EXAMPLE

 CHANGE FROM OPTION 1 TO OPTION 2

Cash Value............................  $  200,000
Face Amount before option change......  $2,000,000
Face Amount after option change
  ($2,000,000 - $200,000).............  $1,800,000
Life Insurance Benefit immediately
  before and after Option change......  $2,000,000

 CHANGE FROM OPTION 2 TO OPTION 1

Cash Value...........................  $  150,000
Face Amount Before option change.....  $2,000,000
Face Amount after option change
  ($2,000,000 + $150,000)............  $2,150,000
Life Insurance Benefit immediately
  before and after Option change.....  $2,150,000

 CHANGE FROM OPTION 3 TO OPTION 1

Adjusted Total Premium...............  $  100,000
Cash Value...........................  $  150,000
Face Amount before option change.....  $2,000,000
Face Amount after option change
  ($2,000,000 + $100,000)............  $2,100,000
Life Insurance Benefit immediately
  before and after Option change.....  $2,100,000

 CHANGE FROM OPTION 3 TO OPTION 2

Adjusted Total Premium...............  $  100,000
Cash Value...........................  $  200,000
Face Amount before option change.....  $2,000,000
Face Amount after option change
  ($2,000,000 - $100,000)............  $1,900,000
Life Insurance Benefit immediately
  before and after Option change.....  $2,100,000


                   DISTRIBUTION AND COMPENSATION ARRANGEMENTS



     NYLIFE Distributors LLC (NYLIFE Distributors), the underwriter and distributor of the policies, is registered with the SEC and the NASD as a broker-dealer. The firm is an indirect wholly-owned subsidiary of New York Life, and an affiliate of NYLIAC. Its principal business address is 169 Lackawanna Avenue, Parsippany, New Jersey 07054.



     The policies are sold by registered representatives of NYLIFE Securities, Inc. ("NYLIFE Securities"), a broker-dealer that is an affiliate of NYLIFE Distributors, and by registered representatives of unaffiliated broker-dealers. Your registered representative is also a licensed insurance agent with New York Life. He or she may be qualified to offer other forms of life insurance, annuities, and other investment products. In certain circumstances, NYLIFE Securities registered representatives can sell both products manufactured and issued by New York Life or its affiliates and products provided by other companies.



     The selling broker-dealer, and in turn your registered representative, will receive compensation for selling you this policy or any other investment product. Compensation may consist of commissions, asset-based compensation, allowances for expenses, and other compensation programs. The amount of compensation received by your registered representative will vary depending on the policy that he or she sells, on sales production goals, and on the specific payment arrangements of the relevant broker-dealer.



     The average commission rate paid to broker-dealers on a present value basis over 30 years is [X]% per year for Pinnacle VUL and [Y]% per year for Pinnacle SVUL.(1)Broker-dealers receive commission not to exceed 50% of premiums paid up to the Target Premium in Policy Year 1, 22% for Policy Year 2, 20% for Policy Year 3, 18% for Policy Years 4, 5, and 6, and 6% for Policy Year 7. In addition, during each of the first seven Policy Years, we pay broker-dealers a maximum of 7% commission on premiums paid in excess of the Target Premium. Broker-dealers may also receive an allowance for expenses that ranges generally from 0% to 41% of first year premiums paid.



     The total commissions paid during the fiscal years ended December 31, 2004, 2003, and 2002 were $1,815,796, $1,258,000, and $2,177,744, respectively. NYLIFE
Distributors did not retain any of these commissions.



     Broker-dealers may also receive additional compensation based on a percentage of a policy's Separate Account Value, less any policy loans, beginning in Policy Year 6. The percentages are not expected to exceed 0.25% in Policy Years 6-10, 0.15% in Policy Years 11-20, and 0.075% in Policy Years 21 and beyond.



     New York Life also has other compensation programs where registered representatives, managers, and employees involved in the sales process receive additional compensation related to the sale of products manufactured and issued by New York Life or its affiliates. NYLIFE Securities registered representatives who are members of the General Office management team receive compensation based on a number of sales-related incentive programs designed to compensate for education, supervision, training, and recruiting of agents.



     Unaffiliated broker-dealers may receive sales support for products manufactured and issued by New York Life or its affiliates from Brokerage General Agents ("BGAs") who are not employed by New York Life. BGAs receive commissions on the policies based on a percentage of the commissions the registered representative receives and an allowance for expenses based on first year premiums paid.


---------------


1 Assumes a discount rate of 6%. Additional assumptions for the Pinnacle VUL product are Male Issue Age 50, issued preferred, with a planned annual premium of $100,000 and an initial face amount of $5,000,000. Assumptions for the Pinnacle SVUL product are Male/Female age 50, issued preferred, planned annual premium of $200,000, initial face amount of $10,000,000.

     NYLIFE Securities registered representatives can qualify to attend New York Life-sponsored educational, training, and development conferences based on the sales they make of life insurance, annuities, and investment products during a particular twelve-month period. In addition, qualification for recognition programs sponsored by New York Life depends on the sale of products manufactured and issued by New York Life or its affiliates.



     The policies are sold and premium payments are accepted on a continuous basis.


                             UNDERWRITING A POLICY


     The underwriting of a policy determines: (1) whether the policy application will be approved or disapproved; and (2) into what premium class the insured should be placed. Risk factors that are considered for these determinations include: (a) the insured's Age; (b) the insured's health history; (c) whether the insured smokes or not; and (d) the amount of insurance coverage requested on the policy application. As risk factors are added (i.e., higher Age, smoker, poor health history, higher insurance coverage) the amount of the premium required for an approved policy will increase.


     In the case where a policy's Face Amount of coverage is increased, monthly deductions are calculated by allocating Cash Values based on the earliest layer(s) of coverage first.

                      ADDITIONAL INFORMATION ABOUT CHARGES

     The following example reflects how charges can impact a policy.

                                    EXAMPLE


     This example is based on the charges applicable to a policy issued on a medically underwritten, non-smoking insured male, Age 45, with an initial Face Amount of $5,000,000 who has selected Life Insurance Benefit option 1. The Target Premium is $82,900. It also assumes current charges and a 6% hypothetical gross annual investment return, which results in a 5.13% net annual investment return. It also assumes the policy is in its first Policy Year. There is no guarantee that the current charges illustrated below will not change.



PREMIUM(1)                        $82,900.00
  Less sales expense charge(2)     47,045.75
  Less state tax charge (2%)        1,658.00
  Less Federal tax charge
       (1.25%) (if applicable)      1,036.25
-------------------------------   ----------


You choose the amount of premium you intend to pay and the frequency with which you intend to make these payments. We call this your planned premium. Any additional premium payments you make are called unplanned premiums.


NET PREMIUM                       $33,160.00
  Plus net investment
       performance (earned from
       the Investment Divisions
       and/or the Fixed
       Account) (varies daily)      1,530.40
  Less monthly M&E expense
       charges(3)                     263.86
  Less total annual monthly
       contract charge(4)           3,000.00
  Less total annual monthly
       cost of insurance charge
       (varies monthly)             2,921.05
  Less total annual monthly
       cost of riders(5)                0.00
-------------------------------   ----------


We allocate your net premium to the Investment Divisions and/or the Fixed Accounts based on your instructions.


CASH VALUE                        $28,505.46



Cash Value may be used to determine the amount of your Life Insurance Benefit as well as the Cash Surrender Value of your policy.



CASH SURRENDER VALUE              $28,505.46



The amount of loans, partial and full surrenders (as of the end of the first Policy Year) you can make is based on your policy's Cash Surrender Value. Your policy will terminate if your Cash Surrender Value is insufficient to pay your policy's monthly charges.


---------------
(1) This example assumes you pay an annual planned premium of $82,900 at the beginning of the Policy Year and that you do not make any unplanned premium payments.

(2) For details about how we calculate the sales expense charge for your policy, you should refer to the Table of Fees and Expenses in the prospectus.

(3) For details about how we calculate the mortality and expense charge for your policy, you should refer to the Table of Fees and Expenses in the prospectus.

(4) We currently deduct a monthly contract charge of $100 per month from a policy in its first Policy Year. For a policy in a later Policy Year, we currently expect to deduct a monthly contract charge of $25 per month.

(5) This example assumes you have not chosen any riders.

     The following is additional information about certain specific charges that can be associated with your policy.

DEDUCTIONS FROM PREMIUMS

     -- SALES EXPENSE CHARGE


     We deduct a sales expense charge from each premium you pay to partially cover our expenses of selling the policy to you. The amount of the sales expense charge in a Policy Year is not necessarily related to our actual expenses for that particular year. To the extent that sales expenses are not covered by the sales expense charge, they will be recovered from the NYLIAC surplus, including any amounts derived from the Mortality and Expense Risk charge, the charge for cost of insurance protection, the per thousand Face Amount charge, or the monthly contract charge. The sales expense charge we deduct is a percentage of the premium you pay. This percentage varies depending on whether the total premium you have paid in any given Policy Year is above or below the Target Premium for your policy.



     When your policy is issued, we determine the initial Target Premium for your policy. Your Target Premium is based on the specific Age, sex, and underwriting class of the insured(s) and the base policy amount. We use the Target Premium for the purpose of calculating the sales expense charge. An increase in your Target Premium generally will increase the sales expense charge. You can find your initial Target Premium on the Policy Data Page. If you increase the Face Amount of your base policy, we will increase your Target Premium to reflect the amount of the increase and the insured's attained Age on the most recent policy anniversary. If you decrease the Face Amount of your base policy, we will correspondingly decrease your Target Premium, starting with the portion of your Target Premium attributable to the most recent increase.


     -- STATE TAX CHARGE

     Some jurisdictions impose a tax on the premiums insurance companies receive from their policyholders ranging from 0.0% to 3.5% of premium payments. We deduct a charge of 2% of all premiums we receive to cover these state taxes. This charge may not reflect the actual tax charged in your state. We may increase the amount we deduct as a state tax charge to reflect changes in the law. Our right to increase this charge is limited in some jurisdictions by law.

     -- FEDERAL TAX CHARGE

     NYLIAC's Federal tax obligations will increase based upon premiums associated with Non-Qualified Policies. For Non-Qualified Policies, we deduct 1.25% of each premium payment you make to cover the Federal tax that results. We do not deduct this charge from Qualified Policies. We may increase the amount we deduct as a federal tax charge to reflect changes in the law.

     -- OTHER TAX CHARGES

     Other than the Federal tax charge (discussed above), no other charge is currently made on the Separate Account for our Federal income taxes that may be attributable to the Separate Account. In the future, we may impose a charge for our Federal income taxes that are attributable to the Separate Account. In addition, depending on the method of calculating interest on amounts allocated to the Fixed Accounts, we may impose a charge for the policy's share of NYLIAC's Federal income taxes attributable to the Fixed Accounts.

     Under current laws, we may incur state or local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we reserve the right to charge the Separate Account for the portion of such taxes, if any, attributable to the Separate Account or the policies.

TRANSACTION CHARGES

     -- Partial Surrender Fee--If you make a partial surrender we may deduct a processing fee not to exceed $25.

     -- Transfer Charge--We may impose a charge of $30 per transfer for each transfer after the first twelve in any Policy Year.

DEDUCTIONS FROM CASH SURRENDER VALUE

     -- MONTHLY CONTRACT CHARGE


     On each Monthly Deduction Day, we will deduct a monthly contract charge to cover our costs for providing certain administrative services including premium collection, record keeping, processing claims, and communicating to our policyowners. This charge will not exceed $100 per month from policies in their first Policy Year and will not exceed $50 per month from policies in later Policy Years. If the Target Face Amount or Total Face Amount falls below $1,000,000, the monthly contract charge will not exceed $25 per month.


     -- CHARGE FOR COST OF INSURANCE PROTECTION


     The cost of insurance charge is calculated by adding any applicable flat extra charge (which might apply to certain insureds based on our underwriting) to the monthly cost of insurance rate which applies to the insured at that time and multiplying the result by the Net Amount at Risk on the Monthly Deduction Day. The Net Amount at Risk is the difference between the current Life Insurance Benefit of your policy and the policy's Cash Value. Your cost of insurance charge will vary from month to month depending on the changes in the Net Amount at Risk as well as the cost of insurance rate. We calculate the cost of insurance separately for the initial Face Amount. If you request and we approve an increase in your policy's Face Amount, then a different rate class (and therefore cost of insurance rate) may apply to the increase, based on the insured(s)'s Age and circumstances at the time of the increase.


     -- MORTALITY AND EXPENSE RISK CHARGE

     We assume a mortality risk that the group of lives we have insured under our policies will not live as long as we expected. In addition, we assume an expense risk that the cost of issuing and administering the policies we have sold will be greater than we have estimated. On each Monthly Deduction Day, we deduct a Mortality and Expense Risk charge from the Cash Surrender Value allocated to the Separate Account as of that day. We may use any profit derived from the charge for any lawful purpose, including any distribution expenses not covered by the sales expense charge.


     Currently, we deduct on a monthly basis a Mortality and Expense Risk charge that is equal to an annual rate of up to 0.55% of the Separate Account Value in Policy Years 1-20 and up to 0.35% of the Separate Account Value in Policy Years 21 and beyond. If the policy has ACSV, the Mortality and Expense Risk charge is increased by 0.30% for ACSV I and 0.55% for ACSV II, not to exceed a total Mortality and Expense Risk charge of 1.00%.

     -- MONTHLY PER THOUSAND FACE AMOUNT CHARGE


     Each Monthly Deduction Day during the first five Policy Years, we currently deduct a per thousand Face Amount charge. This charge is equal to $0.03 per $1,000 of the policy's Face Amount plus the Supplementary Term Rider term insurance benefit, plus the face amount of any Scheduled Term Insurance Rider or the face amount of any Supplementary Scheduled Term Insurance Rider. We do not currently deduct a per thousand Face Amount charge in Policy Years 6 and beyond, but we may deduct such charge in the future. The monthly per thousand Face Amount will never exceed $0.03 per $1,000 for any Policy Year. The per thousand Face Amount charge does not apply to the Level First-to-Die Term Rider available with SVUL.


RIDER CHARGES

     Each Monthly Deduction Day, we deduct charges from the Cash Surrender Value of your policy for any optional rider benefits you have chosen. We do not deduct a monthly charge for the Living Benefits Rider or the Spouse's Paid-Up Insurance Purchase Option Rider. However, we will deduct a $150 administrative fee if you receive an accelerated death benefit under the Living Benefits Rider. The following riders are available for a charge under the policies. See "Additional Information About the Operation of the Policies" for a full description of the riders.

    GUARANTEED MINIMUM DEATH BENEFIT RIDER CHARGE

     If you choose this rider, we will deduct a charge equal to $0.01 per $1,000 multiplied by the policy's Face Amount. The charge can be found on the Policy Data Page. This rider is not available if you have Supplementary Term Rider, the Scheduled Term Insurance Rider, the Supplementary Scheduled Term Insurance Rider, or the Level First-to Die Term Rider.

    SUPPLEMENTARY TERM RIDER CHARGE


     If you choose this rider, we will deduct a charge equal to the cost of insurance rate for this rider multiplied by the term insurance benefit for this rider. The guaranteed rates can be found on the Policy Data Page. This rider is not available if you have the Guaranteed Minimum Death Benefit Rider.


    SCHEDULED TERM INSURANCE RIDER CHARGE


     If you choose this rider, we will deduct a charge equal to the cost of insurance rate for this rider multiplied by the face amount of the term insurance for this rider. The guaranteed rates can be found on the Policy Data Page. If you have this rider, your policy will not contain the No-Lapse Guarantee benefit. In addition, this rider is not available if you have the Guaranteed Minimum Death Benefit Rider or the Scheduled Supplementary Term Insurance Rider. The Scheduled Term Insurance Rider Charge (STIR) is not available for sale in several jurisdictions. Please check with your registered representative for availability.


    SCHEDULED SUPPLEMENTARY TERM INSURANCE RIDER CHARGE

     If you choose this rider, we will deduct a charge equal to the cost of insurance rate for this rider multiplied by the term insurance benefit of this rider. The guaranteed rates can be found on the Policy Data Page. If you have this rider, your policy will not contain the No-Lapse Guarantee benefit. In addition, this rider is not available if you have the Guaranteed Minimum Death Benefit Rider or the Scheduled Term Insurance Rider.


    LIFE EXTENSION BENEFIT I RIDER CHARGE



     If you choose this rider, beginning on the policy anniversary when the insured is age 90 (under VUL) or when the younger insured is or would have been age 90 (under SVUL), and ending on the policy anniversary when the insured is age 100 (under VUL) or the younger insured is or would have been age 100 (under
SVUL), we will deduct a charge equal to a percentage of the policy's cost of insurance charges and term insurance cost of insurance charges, excluding the Level First-to-Die Term Rider if any. This percentage may vary by Age, gender, and underwriting class. This percentage can be found on the Policy Data Page. This rider is not available if you have the Life Extension Benefit II Rider.


    LIFE EXTENSION BENEFIT II RIDER CHARGE


     If you choose this rider, we will deduct a per thousand charge based on the combined face amounts of the base policy and any term riders (except the Level First-to-Die Term Rider). Each time the Face Amount of the base policy and/or term riders is increased, an additional charge for the rider will apply. When the policy and the rider are issued at the same time, the charge will be deducted from the policy's Cash Surrender Value on each Monthly Deduction Day starting from the Policy Date. When the policy and the rider are issued separately, the charge will be deducted from the policy's Cash Surrender Value on each Monthly Deduction Day starting from date the rider is issued. Charges will continue until the policy anniversary on which the insured is age 100 (under VUL) or the younger insured is or would have been age 100 (under SVUL). Rates will vary by Age, sex, and underwriting class and can be found on the Policy Data Page. This rider is not available if you have the Life Extension Benefit Rider.


    LEVEL FIRST-TO-DIE TERM RIDER CHARGE (SVUL POLICIES ONLY)

     If you have this rider, we will deduct a charge equal to the face amount of this rider multiplied by the cost of insurance rate for this rider. The guaranteed rates for this rider can be found on the Policy Date Page. If you have this rider, your policy will not contain the No-Lapse Guarantee benefit. In addition, this rider is not available if you have the Guaranteed Minimum Death Benefit Rider.

                            SURRENDER OF YOUR POLICY

     Cash Surrender Value is significant for 2 reasons:

     -- Loans and Partial Surrenders: You can take loans and partial surrenders from your policy based on the amount of the policy's Cash Surrender Value.

     -- Keeping Your Policy in Effect: Your policy may lapse without value if the Cash Surrender Value is insufficient to pay the monthly policy charges. Therefore, while premium payments are flexible, you may need to make additional premium payments so that the Cash Surrender Value of your policy is sufficient to pay the charges needed to keep your policy in effect.

                         ABOUT THE FINANCIAL STATEMENTS


     The balance sheet of NYLIAC as of December 31, 2004 and 2003, and the statement of income, of stockholder's equity and of cash flows for each of the three years in the period ended December 31, 2004 included in this SAI have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting. The Separate Account statement of assets and liabilities as of December 31, 2004 and the statement of operations, statement of changes in net assets and the financial highlights for each of the periods indicated in this SAI have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

               NYLIAC VARIABLE UNIVERSAL LIFE SEPARATE ACCOUNT-I

                              FINANCIAL STATEMENTS

            GROUP 1 POLICIES:                Variable Universal Life
                                             Survivorship Variable Universal
                                             Life - Series 1

            GROUP 2 POLICIES:                Variable Universal Life 2000 - Series 1
                                             Single Premium Variable Universal
                                             Life - Series 1

            GROUP 3 POLICIES:                Pinnacle Variable Universal Life
                                             Pinnacle Survivorship Variable Universal
                                             Life

            GROUP 4 POLICIES:                Variable Universal Life 2000 - Series 2
                                             Survivorship Variable Universal
                                             Life - Series 2
                                             Single Premium Variable Universal
                                             Life - Series 2
                                             Single Premium Variable Universal
                                             Life - Series 3
                                             Variable Universal Life Provider

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2004


                                                                            MAINSTAY VP
                                                           MAINSTAY VP        CAPITAL        MAINSTAY VP
                                                              BOND--       APPRECIATION--        CASH
                                                          INITIAL CLASS    INITIAL CLASS      MANAGEMENT
                                                          ------------------------------------------------
ASSETS:
  Investment at net asset value.........................   $ 26,627,917     $231,885,420     $ 33,288,111

LIABILITIES:
  Liability to New York Life Insurance and Annuity
    Corporation for:
    Mortality and expense risk charges..................         33,201          323,288           39,630
    Administrative charges..............................          3,503           43,035            4,037
                                                           ------------     ------------     ------------
      Total net assets..................................   $ 26,591,213     $231,519,097     $ 33,244,444
                                                           ============     ============     ============
TOTAL NET ASSETS REPRESENTED BY:
  Total Net Assets of Policyowners:
    Group 1 Policies....................................   $ 13,637,015     $174,254,011     $ 15,070,844
    Group 2 Policies....................................      9,679,569       53,192,883       11,506,795
    Group 3 Policies....................................        527,861          248,802        2,255,295
    Group 4 Policies....................................      2,746,768        3,823,401        4,411,510
    Net assets retained in the Separate Accounts by
      New York Life Insurance and Annuity Corporation...             --               --               --
                                                           ------------     ------------     ------------
      Total net assets..................................   $ 26,591,213     $231,519,097     $ 33,244,444
                                                           ============     ============     ============
    Group 1 variable accumulation unit value............   $      18.88     $      19.60     $       1.41
                                                           ============     ============     ============
    Group 2 variable accumulation unit value............   $      13.96     $       7.41     $       1.11
                                                           ============     ============     ============
    Group 3 variable accumulation unit value............   $      11.95     $       9.42     $       1.04
                                                           ============     ============     ============
    Group 4 variable accumulation unit value............   $      11.66     $      10.57     $       1.02
                                                           ============     ============     ============
Identified Cost of Investment...........................   $ 27,192,227     $236,341,443     $ 33,288,993
                                                           ============     ============     ============

Not all investment divisions are available under all policies.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

                                                        MAINSTAY VP
     MAINSTAY VP                                         HIGH YIELD      MAINSTAY VP      MAINSTAY VP      MAINSTAY VP
        COMMON        MAINSTAY VP      MAINSTAY VP       CORPORATE      INTERNATIONAL       MID CAP          MID CAP
       STOCK--       CONVERTIBLE--     GOVERNMENT--        BOND--          EQUITY--          CORE--          GROWTH--
    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS
    --------------------------------------------------------------------------------------------------------------------
     $ 99,830,541     $ 32,023,251     $ 20,120,850     $ 87,841,375     $ 22,600,707     $ 18,320,292     $ 23,283,675

          134,833           36,962           25,310          110,310           28,293           21,605           24,846
           16,153            2,729            2,981           13,367            3,450            2,840            2,829
     ------------     ------------     ------------     ------------     ------------     ------------     ------------
     $ 99,679,555     $ 31,983,560     $ 20,092,559     $ 87,717,698     $ 22,568,964     $ 18,295,847     $ 23,256,000
     ============     ============     ============     ============     ============     ============     ============
     $ 65,116,620     $ 11,056,373     $ 11,675,783     $ 53,870,007     $ 13,645,658     $  5,164,514     $  6,126,418
       30,883,679       16,830,358        5,838,837       24,317,069        6,258,445        3,914,322        6,775,319
          341,761          259,491          164,801          544,393               --               --               --
        3,337,495        3,837,338        2,413,138        8,986,229        2,664,861        2,594,402        4,691,325
               --               --               --               --               --        6,622,609        5,662,938
     ------------     ------------     ------------     ------------     ------------     ------------     ------------
     $ 99,679,555     $ 31,983,560     $ 20,092,559     $ 87,717,698     $ 22,568,964     $ 18,295,847     $ 23,256,000
     ============     ============     ============     ============     ============     ============     ============
     $      26.99     $      18.52     $      17.63     $      24.45     $      18.82     $      13.25     $      11.33
     ============     ============     ============     ============     ============     ============     ============
     $      10.16     $      13.02     $      13.56     $      15.65     $      11.58     $      13.43     $      11.81
     ============     ============     ============     ============     ============     ============     ============
     $      10.25     $      12.27     $      11.45     $      15.78     $         --     $         --     $         --
     ============     ============     ============     ============     ============     ============     ============
     $      11.72     $      12.39     $      11.24     $      15.06     $      14.04     $      14.21     $      13.31
     ============     ============     ============     ============     ============     ============     ============
     $109,709,309     $ 29,606,450     $ 20,813,636     $ 82,015,362     $ 18,469,856     $ 14,724,550     $ 18,562,847
     ============     ============     ============     ============     ============     ============     ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of December 31, 2004


                                                           MAINSTAY VP      MAINSTAY VP      MAINSTAY VP
                                                             MID CAP          S&P 500         SMALL CAP
                                                             VALUE--          INDEX--          GROWTH--
                                                          INITIAL CLASS    INITIAL CLASS    INITIAL CLASS
                                                          ------------------------------------------------
ASSETS:
  Investment at net asset value.........................   $ 28,945,228     $235,390,254     $ 20,513,088

LIABILITIES:
  Liability to New York Life Insurance and Annuity
    Corporation for:
    Mortality and expense risk charges..................         31,945          303,412           22,904
    Administrative charges..............................          3,517           36,460            2,526
                                                           ------------     ------------     ------------
      Total net assets..................................   $ 28,909,766     $235,050,382     $ 20,487,658
                                                           ============     ============     ============
TOTAL NET ASSETS REPRESENTED BY:
  Total Net Assets of Policyowners:
    Group 1 Policies....................................   $  8,566,109     $146,431,795     $  4,958,185
    Group 2 Policies....................................      9,228,481       69,081,342        6,396,160
    Group 3 Policies....................................             --          817,388               --
    Group 4 Policies....................................      4,861,566       18,719,857        3,819,155
    Net assets retained in the Separate Accounts by New
      York Life Insurance and Annuity Corporation.......      6,253,610               --        5,314,158
                                                           ------------     ------------     ------------
      Total net assets..................................   $ 28,909,766     $235,050,382     $ 20,487,658
                                                           ============     ============     ============
    Group 1 variable accumulation unit value............   $      12.51     $      29.91     $      10.63
                                                           ============     ============     ============
    Group 2 variable accumulation unit value............   $      12.59     $       9.82     $      10.93
                                                           ============     ============     ============
    Group 3 variable accumulation unit value............   $         --     $      11.11     $         --
                                                           ============     ============     ============
    Group 4 variable accumulation unit value............   $      12.75     $      12.10     $      12.67
                                                           ============     ============     ============
Identified Cost of Investment...........................   $ 23,604,111     $211,459,763     $ 17,348,536
                                                           ============     ============     ============

Not all investment divisions are available under all policies.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

                                     MAINSTAY VP                     MAINSTAY VP
                                      AMERICAN       MAINSTAY VP     EAGLE ASSET        ALGER             ALGER
     MAINSTAY VP                       CENTURY      DREYFUS LARGE    MANAGEMENT        AMERICAN          AMERICAN
        TOTAL        MAINSTAY VP      INCOME &         COMPANY         GROWTH         LEVERAGED           SMALL
      RETURN--         VALUE--        GROWTH--         VALUE--        EQUITY--        ALL CAP--      CAPITALIZATION--
    INITIAL CLASS   INITIAL CLASS   INITIAL CLASS   INITIAL CLASS   INITIAL CLASS   CLASS O SHARES    CLASS O SHARES
    -----------------------------------------------------------------------------------------------------------------
    $ 59,724,579    $ 67,700,102    $  6,919,477    $  8,512,765    $ 17,161,809     $     63,693      $ 32,356,448

          82,502          87,671           7,608           9,255          20,594               --            41,059
          10,955          11,020             433             443             879               --             4,187
    ------------    ------------    ------------    ------------    ------------     ------------      ------------
    $ 59,631,122    $ 67,601,411    $  6,911,436    $  8,503,067    $ 17,140,336     $     63,693      $ 32,311,202
    ============    ============    ============    ============    ============     ============      ============
    $ 44,038,306    $ 44,899,466    $  1,780,357    $  1,805,491    $  3,482,994     $         --      $ 16,480,154
      13,594,180      17,691,336       4,140,592       5,346,285      12,185,972               --        12,816,281
         100,913       1,035,907          91,127         117,569         214,075           63,693         1,310,980
       1,897,723       3,974,702         899,360       1,233,722       1,257,295               --         1,703,787
              --              --              --              --              --               --                --
    ------------    ------------    ------------    ------------    ------------     ------------      ------------
    $ 59,631,122    $ 67,601,411    $  6,911,436    $  8,503,067    $ 17,140,336     $     63,693      $ 32,311,202
    ============    ============    ============    ============    ============     ============      ============
    $      20.69    $      21.86    $       9.75    $      10.57    $       6.74     $         --      $      10.59
    ============    ============    ============    ============    ============     ============      ============
    $      10.12    $      13.08    $      10.16    $      11.28    $       9.15     $         --      $       8.00
    ============    ============    ============    ============    ============     ============      ============
    $      10.88    $      11.25    $      11.86    $      11.76    $       9.08     $      12.90      $      12.62
    ============    ============    ============    ============    ============     ============      ============
    $      11.53    $      11.48    $      12.55    $      11.85    $      10.29     $         --      $      13.72
    ============    ============    ============    ============    ============     ============      ============
    $ 62,256,656    $ 61,461,107    $  6,024,906    $  7,413,577    $ 17,300,441     $     59,274      $ 24,781,910
    ============    ============    ============    ============    ============     ============      ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of December 31, 2004

                                                          AMERICAN
                                                         CENTURY VP        AMERICAN          AMERICAN
                                                         INFLATION        CENTURY VP        CENTURY VP        CALVERT
                                                        PROTECTION--    INTERNATIONAL--      VALUE--           SOCIAL
                                                          CLASS II         CLASS II          CLASS II         BALANCED
                                                       ------------------------------------------------------------------
ASSETS:
  Investment at net asset value......................   $        706     $     53,357      $    973,233     $  3,935,737

LIABILITIES:
  Liability to New York Life Insurance and Annuity
    Corporation for:
    Mortality and expense risk charges...............             --               --                --            4,693
    Administrative charges...........................             --               --                --              381
                                                        ------------     ------------      ------------     ------------
      Total net assets...............................   $        706     $     53,357      $    973,233     $  3,930,663
                                                        ============     ============      ============     ============
TOTAL NET ASSETS REPRESENTED BY:
  Total Net Assets of Policyowners:
    Group 1 Policies.................................   $         --     $         --      $         --     $  1,517,524
    Group 2 Policies.................................             --               --                --        1,962,214
    Group 3 Policies.................................            706           53,357           973,233               --
    Group 4 Policies.................................             --               --                --          450,925
    Net assets retained in the Separate Accounts by
      New York Life Insurance and Annuity
      Corporation....................................             --               --                --               --
                                                        ------------     ------------      ------------     ------------
      Total net assets...............................   $        706     $     53,357      $    973,233     $  3,930,663
                                                        ============     ============      ============     ============
    Group 1 variable accumulation unit value.........   $         --     $         --      $         --     $      15.09
                                                        ============     ============      ============     ============
    Group 2 variable accumulation unit value.........   $         --     $         --      $         --     $      10.70
                                                        ============     ============      ============     ============
    Group 3 variable accumulation unit value.........   $      10.39     $      13.74      $      14.48     $         --
                                                        ============     ============      ============     ============
    Group 4 variable accumulation unit value.........   $         --     $         --      $         --     $      12.03
                                                        ============     ============      ============     ============
Identified Cost of Investment........................   $        697     $     47,453      $    889,362     $  3,709,194
                                                        ============     ============      ============     ============

Not all investment divisions are available under all policies.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

                                                                                                                   FIDELITY(R)
                                                             FIDELITY(R)                                               VIP
      DREYFUS IP       DREYFUS VIF        FIDELITY(R)            VIP           FIDELITY(R)       FIDELITY(R)       INVESTMENT
      TECHNOLOGY        DEVELOPING            VIP              EQUITY-             VIP               VIP              GRADE
       GROWTH--         LEADERS--       CONTRAFUND(R)--       INCOME--          GROWTH--         INDEX 500--         BOND--
    INITIAL SHARES    INITIAL SHARES     INITIAL CLASS      INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS
    ----------------------------------------------------------------------------------------------------------------------------
     $  7,239,490      $    279,398       $120,476,079      $ 48,591,992      $    316,474      $    906,431      $     28,145

            7,918                --            155,812            59,854                --                --                --
              815                --             17,665             6,657                --                --                --
     ------------      ------------       ------------      ------------      ------------      ------------      ------------
     $  7,230,757      $    279,398       $120,302,602      $ 48,525,481      $    316,474      $    906,431      $     28,145
     ============      ============       ============      ============      ============      ============      ============
     $  3,085,834      $         --       $ 71,267,963      $ 27,122,348      $         --      $         --      $         --
        2,429,086                --         40,911,126        16,305,611                --                --                --
           75,148           279,398          1,376,143           400,942           316,474           906,431            28,145
        1,640,689                --          6,747,370         4,696,580                --                --                --
               --                --                 --                --                --                --                --
     ------------      ------------       ------------      ------------      ------------      ------------      ------------
     $  7,230,757      $    279,398       $120,302,602      $ 48,525,481      $    316,474      $    906,431      $     28,145
     ============      ============       ============      ============      ============      ============      ============
     $       8.79      $         --       $      21.71      $      18.57      $         --      $         --      $         --
     ============      ============       ============      ============      ============      ============      ============
     $       9.13      $         --       $      12.73      $      12.84      $         --      $         --      $         --
     ============      ============       ============      ============      ============      ============      ============
     $      11.56      $      14.20       $      13.26      $      12.46      $       9.36      $      10.78      $      11.18
     ============      ============       ============      ============      ============      ============      ============
     $      11.64      $         --       $      13.25      $      12.36      $         --      $         --      $         --
     ============      ============       ============      ============      ============      ============      ============
     $  6,688,730      $    229,030       $101,742,460      $ 42,926,500      $    272,391      $    843,890      $     27,920
     ============      ============       ============      ============      ============      ============      ============


      FIDELITY(R)
          VIP
       MID CAP--
     INITIAL CLASS
     -------------
     $  1,800,238
               --
               --
     ------------
     $  1,800,238
     ============
     $         --
               --
        1,800,238
               --
               --
     ------------
     $  1,800,238
     ============
     $         --
     ============
     $         --
     ============
     $      16.10
     ============
     $         --
     ============
     $  1,566,163
     ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of December 31, 2004

                                                                                             JANUS ASPEN       JANUS ASPEN
                                                                           JANUS ASPEN         SERIES            SERIES
                                                         FIDELITY(R)         SERIES            MID CAP          WORLDWIDE
                                                             VIP           BALANCED--         GROWTH--          GROWTH--
                                                         OVERSEAS--       INSTITUTIONAL     INSTITUTIONAL     INSTITUTIONAL
                                                        INITIAL CLASS        SHARES            SHARES            SHARES
                                                       ---------------------------------------------------------------------
ASSETS:
  Investment at net asset value......................   $    525,354      $105,303,238      $    113,709      $101,355,919

LIABILITIES:
  Liability to New York Life Insurance and Annuity
    Corporation for:
    Mortality and expense risk charges...............             --           133,336                --           136,182
    Administrative charges...........................             --            10,911                --            13,270
                                                        ------------      ------------      ------------      ------------
      Total net assets...............................   $    525,354      $105,158,991      $    113,709      $101,206,467
                                                        ============      ============      ============      ============
TOTAL NET ASSETS REPRESENTED BY:
  Total Net Assets of Policyowners:
    Group 1 Policies.................................   $         --      $ 43,708,037      $         --      $ 52,682,901
    Group 2 Policies.................................             --        54,628,623                --        45,284,311
    Group 3 Policies.................................        525,354           335,230           113,709           240,715
    Group 4 Policies.................................             --         6,487,101                --         2,998,540
    Net assets retained in the Separate Accounts by
      New York Life Insurance and Annuity
      Corporation....................................             --                --                --                --
                                                        ------------      ------------      ------------      ------------
      Total net assets...............................   $    525,354      $105,158,991      $    113,709      $101,206,467
                                                        ============      ============      ============      ============
    Group 1 variable accumulation unit value.........   $         --      $      21.52      $         --      $      15.95
                                                        ============      ============      ============      ============
    Group 2 variable accumulation unit value.........   $         --      $      12.17      $         --      $       8.71
                                                        ============      ============      ============      ============
    Group 3 variable accumulation unit value.........   $      12.83      $      11.63      $      12.57      $       9.91
                                                        ============      ============      ============      ============
    Group 4 variable accumulation unit value.........   $         --      $      11.72      $         --      $      10.63
                                                        ============      ============      ============      ============
Identified Cost of Investment........................   $    470,480      $101,013,867      $     96,809      $126,959,772
                                                        ============      ============      ============      ============

Not all investment divisions are available under all policies.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

                                                                      NEUBERGER
       MFS(R)          MFS(R)                                          BERMAN          T. ROWE         T. ROWE
      INVESTORS          NEW           MFS(R)          MFS(R)            AMT            PRICE           PRICE          VAN ECK
        TRUST         DISCOVERY       RESEARCH        UTILITIES        MID-CAP         EQUITY         LIMITED-        WORLDWIDE
      SERIES--        SERIES--        SERIES--        SERIES--        GROWTH--         INCOME         TERM BOND       ABSOLUTE
    INITIAL CLASS   INITIAL CLASS   INITIAL CLASS   INITIAL CLASS      CLASS I        PORTFOLIO       PORTFOLIO        RETURN
    -----------------------------------------------------------------------------------------------------------------------------
    $     58,227    $     62,164    $         80    $     18,636    $     83,418    $ 34,876,957    $    162,093    $         --

              --              --              --              --              --          36,963              --              --
              --              --              --              --              --           2,599              --              --
    ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------
    $     58,227    $     62,164    $         80    $     18,636    $     83,418    $ 34,837,395    $    162,093    $         --
    ============    ============    ============    ============    ============    ============    ============    ============
    $         --    $         --    $         --    $         --    $         --    $ 10,984,328    $         --    $         --
              --              --              --              --              --      17,806,316              --              --
          58,227          62,164              80          18,636          83,418         625,577         162,093              --
              --              --              --              --              --       5,421,174              --              --
              --              --              --              --              --              --              --              --
    ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------
    $     58,227    $     62,164    $         80    $     18,636    $     83,418    $ 34,837,395    $    162,093    $         --
    ============    ============    ============    ============    ============    ============    ============    ============
    $         --    $         --    $         --    $         --    $         --    $      13.61    $         --    $         --
    ============    ============    ============    ============    ============    ============    ============    ============
    $         --    $         --    $         --    $         --    $         --    $      13.78    $         --    $         --
    ============    ============    ============    ============    ============    ============    ============    ============
    $      10.72    $      11.22    $      11.70    $      16.76    $      12.12    $      12.47    $      10.64    $       9.87
    ============    ============    ============    ============    ============    ============    ============    ============
    $         --    $         --    $         --    $         --    $         --    $      12.55    $         --    $         --
    ============    ============    ============    ============    ============    ============    ============    ============
    $     55,154    $     54,184    $         77    $     15,227    $     69,156    $ 30,013,769    $    166,601    $         --
    ============    ============    ============    ============    ============    ============    ============    ============


        VAN ECK
       WORLDWIDE
         HARD
        ASSETS
     -------------
     $     30,491
               --
               --
     ------------
     $     30,491
     ============
     $         --
               --
           30,491
               --
               --
     ------------
     $     30,491
     ============
     $         --
     ============
     $         --
     ============
     $      14.11
     ============
     $         --
     ============
     $     27,391
     ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of December 31, 2004


                                                           VAN KAMPEN      VAN KAMPEN       VAN KAMPEN
                                                          UIF EMERGING    UIF EMERGING       UIF U.S.
                                                            MARKETS         MARKETS            REAL
                                                             DEBT--         EQUITY--         ESTATE--
                                                            CLASS I         CLASS I          CLASS I
                                                          ----------------------------------------------
ASSETS:
  Investment at net asset value.........................  $    23,554     $22,575,751      $    16,976

LIABILITIES:
  Liability to New York Life Insurance and Annuity
    Corporation for:
    Mortality and expense risk charges..................           --          30,010               --
    Administrative charges..............................           --           3,193               --
                                                          -----------     -----------      -----------
      Total net assets..................................  $    23,554     $22,542,548      $    16,976
                                                          ===========     ===========      ===========
TOTAL NET ASSETS REPRESENTED BY:
  Total Net Assets of Policyowners:
    Group 1 Policies....................................  $        --     $12,535,948      $        --
    Group 2 Policies....................................           --       8,674,052               --
    Group 3 Policies....................................       23,554          75,079           16,976
    Group 4 Policies....................................           --       1,257,469               --
    Net assets retained in the Separate Accounts by New
      York Life Insurance and Annuity Corporation.......           --              --               --
                                                          -----------     -----------      -----------
      Total net assets..................................  $    23,554     $22,542,548      $    16,976
                                                          ===========     ===========      ===========
    Group 1 variable accumulation unit value............  $        --     $     13.45      $        --
                                                          ===========     ===========      ===========
    Group 2 variable accumulation unit value............  $        --     $     13.83      $        --
                                                          ===========     ===========      ===========
    Group 3 variable accumulation unit value............  $     12.05     $     14.88      $     16.37
                                                          ===========     ===========      ===========
    Group 4 variable accumulation unit value............  $        --     $     15.29      $        --
                                                          ===========     ===========      ===========
Identified Cost of Investment...........................  $    21,901     $15,000,126      $    14,885
                                                          ===========     ===========      ===========

Not all investment divisions are available under all policies.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

STATEMENT OF OPERATIONS
For the year ended December 31, 2004


                                                          MAINSTAY VP                       MAINSTAY VP
                                         MAINSTAY VP        CAPITAL        MAINSTAY VP         COMMON        MAINSTAY VP
                                            BOND--       APPRECIATION--        CASH           STOCK--       CONVERTIBLE--
                                        INITIAL CLASS    INITIAL CLASS      MANAGEMENT     INITIAL CLASS    INITIAL CLASS
                                        ----------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS):
 Dividend income.......................  $   948,146      $    564,031     $    311,302     $ 1,333,032      $   605,162
 Mortality and expense risk charges....     (130,998)       (1,251,636)        (173,429)       (503,046)        (136,998)
 Administrative charges................      (14,208)         (167,803)         (18,477)        (60,923)          (9,938)
                                         -----------      ------------     ------------     -----------      -----------
     Net investment income (loss)......      802,940          (855,408)         119,396         769,063          458,226
                                         -----------      ------------     ------------     -----------      -----------
REALIZED AND UNREALIZED GAIN (LOSS):
 Proceeds from sale of investments.....    4,000,628        10,358,763       26,369,405       4,435,458        1,528,185
 Cost of investments sold..............   (3,786,841)      (11,990,392)     (26,370,404)     (6,477,150)      (1,743,066)
                                         -----------      ------------     ------------     -----------      -----------
     Net realized gain/(loss) on
       investments.....................      213,787        (1,631,629)            (999)     (2,041,692)        (214,881)
 Realized gain distribution received...      285,018                --               --              --               --
 Change in unrealized appreciation
   (depreciation) on investments.......     (404,575)       10,280,633               31      10,488,760        1,429,485
                                         -----------      ------------     ------------     -----------      -----------
     Net gain (loss) on investments....       94,230         8,649,004             (968)      8,447,068        1,214,604
                                         -----------      ------------     ------------     -----------      -----------
       Net increase (decrease) in net
        assets resulting from
        operations.....................  $   897,170      $  7,793,596     $    118,428     $ 9,216,131      $ 1,672,830
                                         ===========      ============     ============     ===========      ===========

                                                                                                             MAINSTAY VP
                                                                                                               AMERICAN
                                         MAINSTAY VP      MAINSTAY VP      MAINSTAY VP                         CENTURY
                                           S&P 500         SMALL CAP          TOTAL         MAINSTAY VP        INCOME &
                                           INDEX--          GROWTH--         RETURN--         VALUE--          GROWTH--
                                        INITIAL CLASS    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS
                                        ----------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS):
 Dividend income.......................  $  3,506,663     $         --     $    998,651     $    737,320      $ 113,909
 Mortality and expense risk charges....    (1,129,680)         (78,938)        (317,006)        (328,806)       (26,961)
 Administrative charges................      (136,941)          (8,878)         (42,447)         (41,753)        (1,527)
                                         ------------     ------------     ------------     ------------      ---------
     Net investment income (loss)......     2,240,042          (87,816)         639,198          366,761         85,421
                                         ------------     ------------     ------------     ------------      ---------
REALIZED AND UNREALIZED GAIN (LOSS):
 Proceeds from sale of investments.....     9,966,378          789,380        3,131,223        3,764,310        943,597
 Cost of investments sold..............    (9,676,119)        (696,398)      (2,892,194)      (3,598,271)      (894,789)
                                         ------------     ------------     ------------     ------------      ---------
     Net realized gain/(loss) on
       investments.....................       290,259           92,982          239,029          166,039         48,808
 Realized gain distribution received...            --               --               --               --             --
 Change in unrealized appreciation
   (depreciation) on investments.......    18,283,970        1,688,097        2,322,792        5,813,929        569,274
                                         ------------     ------------     ------------     ------------      ---------
     Net gain (loss) on investments....    18,574,229        1,781,079        2,561,821        5,979,968        618,082
                                         ------------     ------------     ------------     ------------      ---------
       Net increase (decrease) in net
        assets resulting from
        operations.....................  $ 20,814,271     $  1,693,263     $  3,201,019     $  6,346,729      $ 703,503
                                         ============     ============     ============     ============      =========

Not all investment divisions are available under all policies.

(a) For the period February 13, 2004 (Commencement of Operations) through December 31, 2004.

(b) For the period April 8, 2004 (Commencement of Operations) through December 31, 2004.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

                      MAINSTAY VP
                       HIGH YIELD      MAINSTAY VP      MAINSTAY VP      MAINSTAY VP      MAINSTAY VP
     MAINSTAY VP       CORPORATE      INTERNATIONAL       MID CAP          MID CAP          MID CAP
     GOVERNMENT--        BOND--          EQUITY--          CORE--          GROWTH--         VALUE--
    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS
    ---------------------------------------------------------------------------------------------------
     $    832,319     $  5,836,334     $    195,668     $     80,320     $         --     $    221,175
          (99,287)        (390,314)         (88,020)         (65,701)         (78,504)        (104,648)
          (11,743)         (47,321)         (10,854)          (8,822)          (9,055)         (11,626)
     ------------     ------------     ------------     ------------     ------------     ------------
          721,289        5,398,699           96,794            5,797          (87,559)         104,901
     ------------     ------------     ------------     ------------     ------------     ------------
        2,889,176        8,463,151        1,169,501          412,924          778,415          885,809
       (2,807,376)      (9,744,553)        (970,234)        (345,462)        (741,494)        (773,437)
     ------------     ------------     ------------     ------------     ------------     ------------
           81,800       (1,281,402)         199,267           67,462           36,921          112,372
               --               --               --          375,345               --          247,151
         (267,240)       4,821,822        2,736,944        2,456,410        3,951,062        3,322,803
     ------------     ------------     ------------     ------------     ------------     ------------
         (185,440)       3,540,420        2,936,211        2,899,217        3,987,983        3,682,326
     ------------     ------------     ------------     ------------     ------------     ------------
     $    535,849     $  8,939,119     $  3,033,005     $  2,905,014     $  3,900,424     $  3,787,227
     ============     ============     ============     ============     ============     ============

     MAINSTAY VP      MAINSTAY VP         ALGER             ALGER
       DREYFUS        EAGLE ASSET        AMERICAN          AMERICAN          AMERICAN
        LARGE          MANAGEMENT       LEVERAGED           SMALL           CENTURY VP        AMERICAN          AMERICAN
       COMPANY           GROWTH         ALL CAP--      CAPITALIZATION--     INFLATION        CENTURY VP        CENTURY VP
       VALUE--          EQUITY--         CLASS O           CLASS O         PROTECTION--    INTERNATIONAL--      VALUE--
    INITIAL CLASS    INITIAL CLASS        SHARES            SHARES         CLASS II(B)        CLASS II          CLASS II
    -----------------------------------------------------------------------------------------------------------------------
     $    78,742      $    38,302      $        --       $        --       $       239       $     1,432      $     1,607
         (32,665)         (78,968)              --          (144,518)               --                --               --
          (1,533)          (3,337)              --           (14,798)               --                --               --
     -----------      -----------      -----------       -----------       -----------       -----------      -----------
          44,544          (44,003)              --          (159,316)              239             1,432            1,607
     -----------      -----------      -----------       -----------       -----------       -----------      -----------
         795,832        1,863,690          218,453         3,745,096            14,074           594,685            9,671
        (802,490)      (2,708,181)        (209,901)       (3,108,925)          (14,022)         (579,384)          (7,697)
     -----------      -----------      -----------       -----------       -----------       -----------      -----------
          (6,658)        (844,491)           8,552           636,171                52            15,301            1,974
              --               --               --                --                --                --            1,475
         758,460          427,820            1,648         3,824,409                 9              (750)          57,602
     -----------      -----------      -----------       -----------       -----------       -----------      -----------
         751,802         (416,671)          10,200         4,460,580                61            14,551           61,051
     -----------      -----------      -----------       -----------       -----------       -----------      -----------
     $   796,346      $  (460,674)     $    10,200       $ 4,301,264       $       300       $    15,983      $    62,658
     ===========      ===========      ===========       ===========       ===========       ===========      ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the year ended December 31, 2004


                                                                DREYFUS IP      DREYFUS VIF                       FIDELITY(R) VIP
                                                                TECHNOLOGY       DEVELOPING     FIDELITY(R) VIP       EQUITY-
                                             CALVERT SOCIAL      GROWTH--        LEADERS--      CONTRAFUND(R)--      INCOME--
                                                BALANCED      INITIAL SHARES   INITIAL SHARES    INITIAL CLASS     INITIAL CLASS
                                             ------------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS):
 Dividend income...........................   $    64,440      $        --      $       449       $   326,544       $   589,868
 Mortality and expense risk charges........       (17,606)         (24,522)              --          (550,651)         (215,158)
 Administrative charges....................        (1,437)          (2,313)              --           (63,056)          (23,994)
                                              -----------      -----------      -----------       -----------       -----------
     Net investment income (loss)..........        45,397          (26,835)             449          (287,163)          350,716
                                              -----------      -----------      -----------       -----------       -----------
REALIZED AND UNREALIZED GAIN (LOSS):
 Proceeds from sale of investments.........       349,659        1,349,224            6,484         2,920,397         2,450,021
 Cost of investments sold..................      (386,933)      (1,139,353)          (4,501)       (3,225,817)       (2,376,326)
                                              -----------      -----------      -----------       -----------       -----------
     Net realized gain/(loss) on
       investments.........................       (37,274)         209,871            1,983          (305,420)           73,695
 Realized gain distribution received.......            --               --               --                --           140,913
 Change in unrealized appreciation
   (depreciation) on investments...........       263,610          (47,810)          18,578        15,619,330         4,051,882
                                              -----------      -----------      -----------       -----------       -----------
     Net gain (loss) on investments........       226,336          162,061           20,561        15,313,910         4,266,490
                                              -----------      -----------      -----------       -----------       -----------
       Net increase (decrease) in net
        assets resulting from operations...   $   271,733      $   135,226      $    21,010       $15,026,747       $ 4,617,206
                                              ===========      ===========      ===========       ===========       ===========

                                              JANUS ASPEN
                                                 SERIES                            MFS(R)
                                               WORLDWIDE          MFS(R)            NEW              MFS(R)            MFS(R)
                                                GROWTH--        INVESTORS        DISCOVERY          RESEARCH         UTILITIES
                                             INSTITUTIONAL    TRUST SERIES--      SERIES--          SERIES--          SERIES--
                                                 SHARES       INITIAL CLASS    INITIAL CLASS    INITIAL CLASS(A)   INITIAL CLASS
                                             ------------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS):
 Dividend income...........................   $   988,065      $       338      $        --       $        --       $        68
 Mortality and expense risk charges........      (513,184)              --               --                --                --
 Administrative charges....................       (50,614)              --               --                --                --
                                              -----------      -----------      -----------       -----------       -----------
     Net investment income (loss)..........       424,267              338               --                --                68
                                              -----------      -----------      -----------       -----------       -----------
REALIZED AND UNREALIZED GAIN (LOSS):
 Proceeds from sale of investments.........     6,139,589            2,991              655               681             1,656
 Cost of investments sold..................   (10,409,063)          (3,111)            (636)             (658)           (1,171)
                                              -----------      -----------      -----------       -----------       -----------
     Net realized gain/(loss) on
       investments.........................    (4,269,474)            (120)              19                23               485
 Realized gain distribution received.......            --               --               --                --                --
 Change in unrealized appreciation
   (depreciation) on investments...........     7,910,065            5,766            6,871                 3             2,634
                                              -----------      -----------      -----------       -----------       -----------
     Net gain (loss) on investments........     3,640,591            5,646            6,890                26             3,119
                                              -----------      -----------      -----------       -----------       -----------
       Net increase (decrease) in net
        assets resulting from operations...   $ 4,064,858      $     5,984      $     6,890       $        26       $     3,187
                                              ===========      ===========      ===========       ===========       ===========

Not all investment divisions are available under all policies.

(a) For the period February 13, 2004 (Commencement of Operations) through December 31, 2004.

(b) For the period April 8, 2004 (Commencement of Operations) through December 31, 2004.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

                                          FIDELITY(R)                                                             JANUS ASPEN
                                              VIP                                               JANUS ASPEN         SERIES
      FIDELITY(R)       FIDELITY(R)       INVESTMENT        FIDELITY(R)       FIDELITY(R)         SERIES            MID CAP
          VIP               VIP              GRADE              VIP               VIP           BALANCED--         GROWTH--
       GROWTH--         INDEX 500--         BOND--           MID CAP--        OVERSEAS--       INSTITUTIONAL     INSTITUTIONAL
     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS        SHARES            SHARES
    ---------------------------------------------------------------------------------------------------------------------------
      $       672      $     16,073      $      3,713      $         --      $      3,662      $  2,269,458      $         --
               --                --                --                --                --          (504,356)               --
               --                --                --                --                --           (42,155)               --
      -----------      ------------      ------------      ------------      ------------      ------------      ------------
              672            16,073             3,713                --             3,662         1,722,947                --
      -----------      ------------      ------------      ------------      ------------      ------------      ------------
            4,735           740,861            68,566           951,053           421,506         6,532,668           165,121
           (4,076)         (688,895)          (69,745)         (796,248)         (324,976)       (7,086,453)         (163,735)
      -----------      ------------      ------------      ------------      ------------      ------------      ------------
              659            51,966            (1,179)          154,805            96,530          (553,785)            1,386
               --                --             2,671                --                --                --                --
            9,884            (7,289)           (2,073)          100,356           (34,909)        6,474,058            14,278
      -----------      ------------      ------------      ------------      ------------      ------------      ------------
           10,543            44,677              (581)          255,161            61,621         5,920,273            15,664
      -----------      ------------      ------------      ------------      ------------      ------------      ------------
      $    11,215      $     60,750      $      3,132      $    255,161      $     65,283      $  7,643,220      $     15,664
      ===========      ============      ============      ============      ============      ============      ============

                                                                                                    VAN               VAN
       NEUBERGER                                                                                  KAMPEN            KAMPEN
        BERMAN            T. ROWE           T. ROWE                                                 UIF               UIF
       AMT MID-            PRICE             PRICE            VAN ECK                            EMERGING          EMERGING
          CAP             EQUITY           LIMITED-          WORLDWIDE          VAN ECK           MARKETS           MARKETS
       GROWTH--           INCOME           TERM BOND         ABSOLUTE          WORLDWIDE          DEBT--           EQUITY--
        CLASS I          PORTFOLIO         PORTFOLIO         RETURN(B)        HARD ASSETS         CLASS I           CLASS I
    ---------------------------------------------------------------------------------------------------------------------------
      $        --       $   450,470       $     6,179       $        --       $       888       $     1,416       $   121,861
               --          (121,961)               --                --                --                --           (98,002)
               --            (8,216)               --                --                --                --           (10,430)
      -----------       -----------       -----------       -----------       -----------       -----------       -----------
               --           320,293             6,179                --               888             1,416            13,429
      -----------       -----------       -----------       -----------       -----------       -----------       -----------
            4,318         1,696,454           112,270            12,444           430,336               328         2,016,582
           (3,668)       (1,478,721)         (113,285)          (12,607)         (430,671)             (314)       (1,638,724)
      -----------       -----------       -----------       -----------       -----------       -----------       -----------
              650           217,733            (1,015)             (163)             (335)               14           377,858
               --           702,727                --                --                --               662                --
           11,014         2,731,173            (2,118)               --             2,567               (19)        3,658,564
      -----------       -----------       -----------       -----------       -----------       -----------       -----------
           11,664         3,651,633            (3,133)             (163)            2,232               657         4,036,422
      -----------       -----------       -----------       -----------       -----------       -----------       -----------
      $    11,664       $ 3,971,926       $     3,046       $      (163)      $     3,120       $     2,073       $ 4,049,851
      ===========       ===========       ===========       ===========       ===========       ===========       ===========


           VAN
         KAMPEN
           UIF
        U.S. REAL
        ESTATE--
         CLASS I
     ---------------
       $        97
                --
                --
       -----------
                97
       -----------
           175,742
          (192,853)
       -----------
           (17,111)
               112
             1,766
       -----------
           (15,233)
       -----------
       $   (15,136)
       ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2004
and December 31, 2003

                                                          MAINSTAY VP                   MAINSTAY VP
                                                            BOND--                CAPITAL APPRECIATION--
                                                         INITIAL CLASS                 INITIAL CLASS
                                                  ---------------------------   ---------------------------
                                                      2004           2003           2004           2003
                                                  ---------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
 Operations:
   Net investment income (loss).................  $    802,940   $    876,825   $   (855,408)  $   (786,514)
   Net realized gain (loss) on investments......       213,787        215,156     (1,631,629)    (1,438,891)
   Realized gain distribution received..........       285,018        609,025             --             --
   Change in unrealized appreciation
     (depreciation) on investments..............      (404,575)      (801,095)    10,280,633     46,732,604
                                                  ------------   ------------   ------------   ------------
     Net increase (decrease) in net assets
       resulting from operations................       897,170        899,911      7,793,596     44,507,199
                                                  ------------   ------------   ------------   ------------
 Contributions and (Withdrawals):
   Payments received from policyowners..........     5,127,834      5,896,006     46,644,779     51,120,846
   Cost of insurance............................    (1,974,337)    (2,088,752)   (20,152,929)   (20,510,719)
   Policyowners' surrenders.....................    (1,004,054)    (1,530,458)   (10,585,251)    (9,680,674)
   Net transfers from (to) Fixed Account........      (207,113)       414,346     (3,567,421)    (3,384,419)
   Transfers between Investment Divisions.......    (1,010,591)      (260,676)    (8,271,223)    (3,824,291)
   Policyowners' death benefits.................       (64,714)       (64,348)      (349,129)      (360,461)
                                                  ------------   ------------   ------------   ------------
     Net contributions and (withdrawals)........       867,025      2,366,118      3,718,826     13,360,282
                                                  ------------   ------------   ------------   ------------
   Increase (decrease) attributable to New York
     Life Insurance and Annuity Corporation
     charges retained by the Separate Account...        (1,273)          (981)        (1,813)       (53,098)
                                                  ------------   ------------   ------------   ------------
       Increase (decrease) in net assets........     1,762,922      3,265,048     11,510,609     57,814,383
NET ASSETS:
   Beginning of year............................    24,828,291     21,563,243    220,008,488    162,194,105
                                                  ------------   ------------   ------------   ------------
   End of year..................................  $ 26,591,213   $ 24,828,291   $231,519,097   $220,008,488
                                                  ============   ============   ============   ============


                                                          MAINSTAY VP
                                                        CASH MANAGEMENT
                                                  ---------------------------
                                                      2004           2003
                                                  ---------------------------
INCREASE (DECREASE) IN NET ASSETS:
 Operations:
   Net investment income (loss).................  $    119,396   $     50,501
   Net realized gain (loss) on investments......          (999)          (955)
   Realized gain distribution received..........            --             --
   Change in unrealized appreciation
     (depreciation) on investments..............            31           (834)
                                                  ------------   ------------
     Net increase (decrease) in net assets
       resulting from operations................       118,428         48,712
                                                  ------------   ------------
 Contributions and (Withdrawals):
   Payments received from policyowners..........    12,448,927     14,413,998
   Cost of insurance............................    (3,285,963)    (3,574,234)
   Policyowners' surrenders.....................    (1,992,243)   (17,563,310)
   Net transfers from (to) Fixed Account........       689,583     11,767,263
   Transfers between Investment Divisions.......    (9,316,568)   (14,263,194)
   Policyowners' death benefits.................       (10,267)      (101,844)
                                                  ------------   ------------
     Net contributions and (withdrawals)........    (1,466,531)    (9,321,321)
                                                  ------------   ------------
   Increase (decrease) attributable to New York
     Life Insurance and Annuity Corporation
     charges retained by the Separate Account...          (305)          (282)
                                                  ------------   ------------
       Increase (decrease) in net assets........    (1,348,408)    (9,272,891)
NET ASSETS:
   Beginning of year............................    34,592,852     43,865,743
                                                  ------------   ------------
   End of year..................................  $ 33,244,444   $ 34,592,852
                                                  ============   ============

                                                          MAINSTAY VP                   MAINSTAY VP
                                                    INTERNATIONAL EQUITY--            MID CAP CORE--
                                                         INITIAL CLASS                 INITIAL CLASS
                                                  ---------------------------   ---------------------------
                                                      2004           2003           2004           2003
                                                  ---------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
 Operations:
   Net investment income (loss).................  $     96,794   $    138,305   $      5,797   $    (10,505)
   Net realized gain (loss) on investments......       199,267      1,093,034         67,462        (16,816)
   Realized gain distribution received..........            --             --        375,345             --
   Change in unrealized appreciation
     (depreciation) on investments..............     2,736,944      1,479,703      2,456,410      2,166,680
                                                  ------------   ------------   ------------   ------------
     Net increase (decrease) in net assets
       resulting from operations................     3,033,005      2,711,042      2,905,014      2,139,359
                                                  ------------   ------------   ------------   ------------
 Contributions and (Withdrawals):
   Payments received from policyowners..........     3,400,705      2,159,627      2,173,307        958,937
   Cost of insurance............................    (1,204,447)      (809,522)      (555,027)      (233,331)
   Policyowners' surrenders.....................      (669,575)      (300,239)      (262,561)       (84,574)
   Net transfers from (to) Fixed Account........       550,325        (96,535)       718,288        186,389
   Transfers between Investment Divisions.......     5,042,319      1,157,871      3,978,733      1,027,433
   Policyowners' death benefits.................       (20,643)        (1,880)          (343)        (1,177)
                                                  ------------   ------------   ------------   ------------
     Net contributions and (withdrawals)........     7,098,684      2,109,322      6,052,397      1,853,677
                                                  ------------   ------------   ------------   ------------
   Increase (decrease) attributable to New York
     Life Insurance and Annuity Corporation
     charges retained by the Separate Account...        (3,116)        (3,284)        (2,807)        (2,359)
                                                  ------------   ------------   ------------   ------------
       Increase (decrease) in net assets........    10,128,573      4,817,080      8,954,604      3,990,677
NET ASSETS:
   Beginning of year............................    12,440,391      7,623,311      9,341,243      5,350,566
                                                  ------------   ------------   ------------   ------------
   End of year..................................  $ 22,568,964   $ 12,440,391   $ 18,295,847   $  9,341,243
                                                  ============   ============   ============   ============

                                                          MAINSTAY VP
                                                       MID CAP GROWTH--
                                                         INITIAL CLASS
                                                  ---------------------------
                                                      2004           2003
                                                  ---------------------------
INCREASE (DECREASE) IN NET ASSETS:
 Operations:
   Net investment income (loss).................  $    (87,559)  $    (45,050)
   Net realized gain (loss) on investments......        36,921        (57,947)
   Realized gain distribution received..........            --             --
   Change in unrealized appreciation
     (depreciation) on investments..............     3,951,062      2,929,943
                                                  ------------   ------------
     Net increase (decrease) in net assets
       resulting from operations................     3,900,424      2,826,946
                                                  ------------   ------------
 Contributions and (Withdrawals):
   Payments received from policyowners..........     4,063,369      1,769,994
   Cost of insurance............................    (1,102,918)      (416,775)
   Policyowners' surrenders.....................      (354,903)      (146,950)
   Net transfers from (to) Fixed Account........       810,548        463,350
   Transfers between Investment Divisions.......     3,679,932      2,770,032
   Policyowners' death benefits.................       (19,783)          (383)
                                                  ------------   ------------
     Net contributions and (withdrawals)........     7,076,245      4,439,268
                                                  ------------   ------------
   Increase (decrease) attributable to New York
     Life Insurance and Annuity Corporation
     charges retained by the Separate Account...        (2,671)        (2,816)
                                                  ------------   ------------
       Increase (decrease) in net assets........    10,973,998      7,263,398
NET ASSETS:
   Beginning of year............................    12,282,002      5,018,604
                                                  ------------   ------------
   End of year..................................  $ 23,256,000   $ 12,282,002
                                                  ============   ============

Not all investment divisions are available under all policies.

(a) For the period January 17, 2003 (Commencement of Operations) through December 31, 2003.
(b) For the period June 2, 2003 (Commencement of Operations) through December 31, 2003.
(c) For the period June 30, 2003 (Commencement of Operations) through December 31, 2003.
(d) For the period September 2, 2003 (Commencement of Operations) through December 31, 2003.
(e) For the period November 4, 2003 (Commencement of Operations) through December 31, 2003.
(f) For the period February 13, 2004 (Commencement of Operations) through December 31, 2004.
(g) For the period April 8, 2004 (Commencement of Operations) through December 31, 2004.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

                                                                                                      MAINSTAY VP
            MAINSTAY VP                   MAINSTAY VP                   MAINSTAY VP                   HIGH YIELD
          COMMON STOCK--                 CONVERTIBLE--                 GOVERNMENT--                CORPORATE BOND--
           INITIAL CLASS                 INITIAL CLASS                 INITIAL CLASS                 INITIAL CLASS
    ---------------------------   ---------------------------   ---------------------------   ---------------------------
        2004           2003           2004           2003           2004           2003           2004           2003
    ---------------------------------------------------------------------------------------------------------------------
    $    769,063   $    356,106   $    458,226   $    425,993   $    721,289   $    805,850   $  5,398,699   $  4,291,549
      (2,041,692)    (2,392,201)      (214,881)      (244,504)        81,800        394,766     (1,281,402)      (957,717)
              --             --             --             --             --             --             --             --
      10,488,760     19,497,925      1,429,485      4,079,420       (267,240)      (958,137)     4,821,822     12,948,268
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
       9,216,131     17,461,830      1,672,830      4,260,909        535,849        242,479      8,939,119     16,282,100
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
      17,681,267     19,207,452      6,111,081      5,772,912      3,651,326      4,386,418     12,592,811     11,052,809
      (7,183,174)    (7,155,219)    (2,095,304)    (1,900,550)    (1,373,413)    (1,618,625)    (5,697,631)    (4,827,998)
      (3,766,871)    (3,673,583)    (1,107,111)      (756,385)      (605,886)    (1,361,350)    (3,258,825)    (2,038,068)
      (1,381,493)    (1,148,334)       555,928        311,562       (193,775)      (370,273)       955,831        315,804
      (2,389,848)    (1,746,427)       800,283      1,066,155     (1,703,216)    (1,214,687)     4,329,684      7,276,018
        (114,695)      (117,464)       (34,581)       (43,168)       (36,975)        (9,846)       (63,720)      (170,065)
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
       2,845,186      5,366,425      4,230,296      4,450,526       (261,939)      (188,363)     8,858,150     11,608,500
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
          (6,932)       (20,378)        (1,813)        (4,131)          (742)          (136)       (12,224)       (22,117)
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
      12,054,385     22,807,877      5,901,313      8,707,304        273,168         53,980     17,785,045     27,868,483
      87,625,170     64,817,293     26,082,247     17,374,943     19,819,391     19,765,411     69,932,653     42,064,170
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
    $ 99,679,555   $ 87,625,170   $ 31,983,560   $ 26,082,247   $ 20,092,559   $ 19,819,391   $ 87,717,698   $ 69,932,653
    ============   ============   ============   ============   ============   ============   ============   ============

            MAINSTAY VP                   MAINSTAY VP
          MID CAP VALUE--               S&P 500 INDEX--
           INITIAL CLASS                 INITIAL CLASS
    ---------------------------   ---------------------------
        2004           2003           2004           2003
    ---------------------------------------------------------
    $    104,901   $     72,432   $  2,240,042   $  1,322,578
         112,372        (93,138)       290,259     (1,023,500)
         247,151             --             --             --
       3,322,803      3,518,887     18,283,970     40,421,525
    ------------   ------------   ------------   ------------
       3,787,227      3,498,181     20,814,271     40,720,603
    ------------   ------------   ------------   ------------
       4,146,731      3,050,936     45,156,365     45,120,156
      (1,211,398)      (824,038)   (16,947,572)   (16,039,774)
        (661,285)      (170,889)   (10,010,034)    (7,577,716)
       1,114,598        333,257      1,030,365     (1,173,887)
       4,595,172      1,309,028     (1,889,824)      (568,212)
         (21,689)       (25,387)      (457,667)      (263,220)
    ------------   ------------   ------------   ------------
       7,962,129      3,672,907     16,881,633     19,497,347
    ------------   ------------   ------------   ------------
          (3,696)        (3,096)       (13,681)       (46,828)
    ------------   ------------   ------------   ------------
      11,745,660      7,167,992     37,682,223     60,171,122
      17,164,106      9,996,114    197,368,159    137,197,037
    ------------   ------------   ------------   ------------
    $ 28,909,766   $ 17,164,106   $235,050,382   $197,368,159
    ============   ============   ============   ============

             MAINSTAY VP                   MAINSTAY VP
         SMALL CAP GROWTH--              TOTAL RETURN--
            INITIAL CLASS                 INITIAL CLASS
     ---------------------------   ---------------------------
         2004           2003           2004           2003
     ---------------------------------------------------------
     $    (87,816)  $    (52,344)  $    639,198   $    637,734
           92,982        (23,801)       239,029        (19,376)
               --             --             --             --
        1,688,097      3,263,793      2,322,792      8,056,658
     ------------   ------------   ------------   ------------
        1,693,263      3,187,648      3,201,019      8,675,016
     ------------   ------------   ------------   ------------
        4,114,185      2,272,386     10,290,394     10,765,921
       (1,048,642)      (534,137)    (4,887,051)    (4,987,012)
         (415,259)      (128,351)    (2,894,346)    (2,616,802)
          597,398        324,122       (130,883)    (1,113,710)
        1,934,204      2,393,409       (967,312)      (327,837)
          (25,207)        (1,303)      (112,176)      (142,032)
     ------------   ------------   ------------   ------------
        5,156,679      4,326,126      1,298,626      1,578,528
     ------------   ------------   ------------   ------------
           (1,335)        (3,148)        (3,148)       (10,468)
     ------------   ------------   ------------   ------------
        6,848,607      7,510,626      4,496,497     10,243,076
       13,639,051      6,128,425     55,134,625     44,891,549
     ------------   ------------   ------------   ------------
     $ 20,487,658   $ 13,639,051   $ 59,631,122   $ 55,134,625
     ============   ============   ============   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the years ended December 31, 2004
and December 31, 2003

                                                                                        MAINSTAY VP
                                                          MAINSTAY VP                AMERICAN CENTURY
                                                            VALUE--                  INCOME & GROWTH--
                                                         INITIAL CLASS                 INITIAL CLASS
                                                  ---------------------------   ---------------------------
                                                      2004           2003           2004           2003
                                                  ---------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
 Operations:
   Net investment income (loss).................  $    366,761   $    482,497   $     85,421   $     46,987
   Net realized gain (loss) on investments......       166,039       (631,028)        48,808        (41,137)
   Realized gain distribution received..........            --             --             --             --
   Change in unrealized appreciation
     (depreciation) on investments..............     5,813,929     11,991,950        569,274      1,015,362
                                                  ------------   ------------   ------------   ------------
     Net increase (decrease) in net assets
       resulting from operations................     6,346,729     11,843,419        703,503      1,021,212
                                                  ------------   ------------   ------------   ------------
 Contributions and (Withdrawals):
   Payments received from policyowners..........    11,917,828     11,782,422      1,592,857      1,203,051
   Cost of insurance............................    (4,825,509)    (4,617,303)      (422,449)      (341,063)
   Policyowners' surrenders.....................    (2,498,054)    (2,224,492)      (217,097)       (93,482)
   Net transfers from (to) Fixed Account........      (345,486)      (473,287)       117,966         23,804
   Transfers between Investment Divisions.......      (516,866)        98,702        (72,193)       621,087
   Policyowners' death benefits.................      (117,203)      (114,444)       (18,916)        (1,615)
                                                  ------------   ------------   ------------   ------------
     Net contributions and (withdrawals)........     3,614,710      4,451,598        980,168      1,411,782
                                                  ------------   ------------   ------------   ------------
   Increase (decrease) attributable to New York
     Life Insurance and Annuity Corporation
     charges retained by the Separate Account...        (4,927)       (12,481)          (442)          (869)
                                                  ------------   ------------   ------------   ------------
       Increase (decrease) in net assets........     9,956,512     16,282,536      1,683,229      2,432,125
NET ASSETS:
   Beginning of year............................    57,644,899     41,362,363      5,228,207      2,796,082
                                                  ------------   ------------   ------------   ------------
   End of year..................................  $ 67,601,411   $ 57,644,899   $  6,911,436   $  5,228,207
                                                  ============   ============   ============   ============

                                                          MAINSTAY VP
                                                         DREYFUS LARGE
                                                        COMPANY VALUE--
                                                         INITIAL CLASS
                                                  ---------------------------
                                                      2004           2003
                                                  ---------------------------
INCREASE (DECREASE) IN NET ASSETS:
 Operations:
   Net investment income (loss).................  $     44,544   $     18,919
   Net realized gain (loss) on investments......        (6,658)      (103,004)
   Realized gain distribution received..........            --             --
   Change in unrealized appreciation
     (depreciation) on investments..............       758,460      1,150,595
                                                  ------------   ------------
     Net increase (decrease) in net assets
       resulting from operations................       796,346      1,066,510
                                                  ------------   ------------
 Contributions and (Withdrawals):
   Payments received from policyowners..........     2,045,201      1,617,804
   Cost of insurance............................      (514,364)      (389,359)
   Policyowners' surrenders.....................      (450,669)      (182,944)
   Net transfers from (to) Fixed Account........       252,303         73,766
   Transfers between Investment Divisions.......       634,561        386,861
   Policyowners' death benefits.................        (3,633)          (880)
                                                  ------------   ------------
     Net contributions and (withdrawals)........     1,963,399      1,505,248
                                                  ------------   ------------
   Increase (decrease) attributable to New York
     Life Insurance and Annuity Corporation
     charges retained by the Separate Account...          (368)          (969)
                                                  ------------   ------------
       Increase (decrease) in net assets........     2,759,377      2,570,789
NET ASSETS:
   Beginning of year............................     5,743,690      3,172,901
                                                  ------------   ------------
   End of year..................................  $  8,503,067   $  5,743,690
                                                  ============   ============

                                                                                        DREYFUS IP
                                                            CALVERT                 TECHNOLOGY GROWTH--
                                                        SOCIAL BALANCED               INITIAL SHARES
                                                  ---------------------------   ---------------------------
                                                      2004           2003           2004           2003
                                                  ---------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
 Operations:
   Net investment income (loss).................  $     45,397   $     41,683   $    (26,835)  $    (10,600)
   Net realized gain (loss) on investments......       (37,274)      (145,201)       209,871        (72,302)
   Realized gain distribution received..........            --             --             --             --
   Change in unrealized appreciation
     (depreciation) on investments..............       263,610        612,700        (47,810)       882,983
                                                  ------------   ------------   ------------   ------------
     Net increase (decrease) in net assets
       resulting from operations................       271,733        509,182        135,226        800,081
                                                  ------------   ------------   ------------   ------------
 Contributions and (Withdrawals):
   Payments received from policyowners..........       762,425        730,758      1,939,022        956,845
   Cost of insurance............................      (278,546)      (262,139)      (574,276)      (252,509)
   Policyowners' surrenders.....................      (142,537)      (293,120)      (155,762)       (67,703)
   Net transfers from (to) Fixed Account........        71,691        (28,271)       316,414        248,807
   Transfers between Investment Divisions.......       (26,639)         2,724      1,373,719      1,562,711
   Policyowners' death benefits.................        (1,378)          (111)       (10,370)        (2,942)
                                                  ------------   ------------   ------------   ------------
     Net contributions and (withdrawals)........       385,016        149,841      2,888,747      2,445,209
                                                  ------------   ------------   ------------   ------------
   Increase (decrease) attributable to New York
     Life Insurance and Annuity Corporation
     charges retained by the Separate Account...          (223)          (508)           (95)          (606)
                                                  ------------   ------------   ------------   ------------
       Increase (decrease) in net assets........       656,526        658,515      3,023,878      3,244,684
NET ASSETS:
   Beginning of year............................     3,274,137      2,615,622      4,206,879        962,195
                                                  ------------   ------------   ------------   ------------
   End of year..................................  $  3,930,663   $  3,274,137   $  7,230,757   $  4,206,879
                                                  ============   ============   ============   ============

                                                          DREYFUS VIF
                                                     DEVELOPING LEADERS--
                                                        INITIAL SHARES
                                                  ---------------------------
                                                      2004         2003(A)
                                                  ---------------------------
INCREASE (DECREASE) IN NET ASSETS:
 Operations:
   Net investment income (loss).................  $        449   $         35
   Net realized gain (loss) on investments......         1,983            627
   Realized gain distribution received..........            --             --
   Change in unrealized appreciation
     (depreciation) on investments..............        18,578         31,791
                                                  ------------   ------------
     Net increase (decrease) in net assets
       resulting from operations................        21,010         32,453
                                                  ------------   ------------
 Contributions and (Withdrawals):
   Payments received from policyowners..........        47,343          2,605
   Cost of insurance............................        (7,049)        (4,726)
   Policyowners' surrenders.....................            --             --
   Net transfers from (to) Fixed Account........        14,212          2,610
   Transfers between Investment Divisions.......        68,609        102,331
   Policyowners' death benefits.................            --             --
                                                  ------------   ------------
     Net contributions and (withdrawals)........       123,115        102,820
                                                  ------------   ------------
   Increase (decrease) attributable to New York
     Life Insurance and Annuity Corporation
     charges retained by the Separate Account...            --             --
                                                  ------------   ------------
       Increase (decrease) in net assets........       144,125        135,273
NET ASSETS:
   Beginning of year............................       135,273             --
                                                  ------------   ------------
   End of year..................................  $    279,398   $    135,273
                                                  ============   ============

Not all investment divisions are available under all policies.

(a) For the period January 17, 2003 (Commencement of Operations) through December 31, 2003.
(b) For the period June 2, 2003 (Commencement of Operations) through December 31, 2003.
(c) For the period June 30, 2003 (Commencement of Operations) through December 31, 2003.
(d) For the period September 2, 2003 (Commencement of Operations) through December 31, 2003.
(e) For the period November 4, 2003 (Commencement of Operations) through December 31, 2003.
(f) For the period February 13, 2004 (Commencement of Operations) through December 31, 2004.
(g) For the period April 8, 2004 (Commencement of Operations) through December 31, 2004.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

           MAINSTAY VP                                                                    AMERICAN
           EAGLE ASSET               ALGER AMERICAN                                      CENTURY VP
           MANAGEMENT                   LEVERAGED                ALGER AMERICAN          INFLATION
         GROWTH EQUITY--                ALL CAP--            SMALL CAPITALIZATION--     PROTECTION--
          INITIAL CLASS              CLASS O SHARES              CLASS O SHARES           CLASS II
    -------------------------   -------------------------   -------------------------   ------------
       2004          2003          2004          2003          2004          2003         2004(G)
    ------------------------------------------------------------------------------------------------
    $   (44,003)  $   (42,323)  $        --   $        --   $  (159,316)  $  (117,181)  $       239
       (844,491)     (454,709)        8,552           664       636,171      (139,422)           52
             --            --            --            --            --            --            --
        427,820     3,682,736         1,648         3,410     3,824,409     7,294,458             9
    -----------   -----------   -----------   -----------   -----------   -----------   -----------
       (460,674)    3,185,704        10,200         4,074     4,301,264     7,037,855           300
    -----------   -----------   -----------   -----------   -----------   -----------   -----------
      4,522,456     4,826,840        16,171         1,527     6,086,408     5,635,083         2,172
     (1,268,177)   (1,285,538)       (4,788)       (1,700)   (2,055,338)   (1,839,721)       (2,392)
       (638,464)     (495,251)           --            --    (1,398,406)     (816,525)           --
        (29,134)      (18,860)           --            88      (223,624)     (175,549)           --
     (1,315,925)     (164,618)        3,637        28,286      (137,788)      950,174           626
         (5,285)       (7,062)           --            --       (43,360)      (23,130)           --
    -----------   -----------   -----------   -----------   -----------   -----------   -----------
      1,265,471     2,855,511        15,020        28,201     2,227,892     3,730,332           406
    -----------   -----------   -----------   -----------   -----------   -----------   -----------
            631        (2,808)           --            --        (5,014)       (7,799)           --
    -----------   -----------   -----------   -----------   -----------   -----------   -----------
        805,428     6,038,407        25,220        32,275     6,524,142    10,760,388           706
     16,334,908    10,296,501        38,473         6,198    25,787,060    15,026,672            --
    -----------   -----------   -----------   -----------   -----------   -----------   -----------
    $17,140,336   $16,334,908   $    63,693   $    38,473   $32,311,202   $25,787,060   $       706
    ===========   ===========   ===========   ===========   ===========   ===========   ===========


             AMERICAN                    AMERICAN
            CENTURY VP                  CENTURY VP
          INTERNATIONAL--                 VALUE--
             CLASS II                    CLASS II
     -------------------------   -------------------------
        2004          2003          2004          2003
     -----------------------------------------------------
     $     1,432   $         3   $     1,607   $        19
          15,301           215         1,974           229
              --            --         1,475            --
            (750)        6,659        57,602        26,286
     -----------   -----------   -----------   -----------
          15,983         6,877        62,658        26,534
     -----------   -----------   -----------   -----------
           3,290            --       115,320         4,079
          (2,990)       (1,771)      (11,550)       (2,881)
              --            --            --            --
           2,961         1,200            62         5,634
        (173,661)      201,344       618,196       154,714
              --            --            --            --
     -----------   -----------   -----------   -----------
        (170,400)      200,773       722,028       161,546
     -----------   -----------   -----------   -----------
              --            --            --            --
     -----------   -----------   -----------   -----------
        (154,417)      207,650       784,686       188,080
         207,774           124       188,547           467
     -----------   -----------   -----------   -----------
     $    53,357   $   207,774   $   973,233   $   188,547
     ===========   ===========   ===========   ===========

          FIDELITY(R) VIP               FIDELITY(R) VIP               FIDELITY(R) VIP
          CONTRAFUND(R)--               EQUITY-INCOME--                  GROWTH--
           INITIAL CLASS                 INITIAL CLASS                 INITIAL CLASS
    ---------------------------   ---------------------------   ---------------------------
        2004           2003           2004           2003           2004           2003
    ---------------------------------------------------------------------------------------
    $   (287,163)  $   (140,909)  $    350,716   $    299,217   $        672   $        300
        (305,420)      (713,465)        73,695       (375,544)           659        (52,783)
              --             --        140,913             --             --             --
      15,619,330     20,053,173      4,051,882      8,160,845          9,884         81,553
    ------------   ------------   ------------   ------------   ------------   ------------
      15,026,747     19,198,799      4,617,206      8,084,518         11,215         29,070
    ------------   ------------   ------------   ------------   ------------   ------------
      20,397,002     19,750,276      8,744,418      7,661,192         44,953             48
      (7,521,078)    (7,013,663)    (3,064,920)    (2,655,408)        (5,036)        (2,594)
      (4,185,074)    (3,394,907)    (1,506,291)    (1,398,279)            --             --
        (568,790)      (816,288)       910,567       (126,049)            --            250
       4,381,238      1,236,699      1,691,989      1,584,600          7,834        129,852
        (111,298)       (76,104)       (20,837)       (73,832)            --             --
    ------------   ------------   ------------   ------------   ------------   ------------
      12,392,000      9,686,013      6,754,926      4,992,224         47,751        127,556
    ------------   ------------   ------------   ------------   ------------   ------------
         (14,960)       (22,441)        (2,939)        (8,746)            --             --
    ------------   ------------   ------------   ------------   ------------   ------------
      27,403,787     28,862,371     11,369,193     13,067,996         58,966        156,626
      92,898,815     64,036,444     37,156,288     24,088,292        257,508        100,882
    ------------   ------------   ------------   ------------   ------------   ------------
    $120,302,602   $ 92,898,815   $ 48,525,481   $ 37,156,288   $    316,474   $    257,508
    ============   ============   ============   ============   ============   ============

                                         FIDELITY(R) VIP
           FIDELITY(R) VIP                 INVESTMENT
             INDEX 500--                  GRADE BOND--
            INITIAL CLASS                 INITIAL CLASS
     ---------------------------   ---------------------------
         2004           2003           2004           2003
     ---------------------------------------------------------
     $     16,073   $      2,112   $      3,713   $      2,772
           51,966        (26,900)        (1,179)          (265)
               --             --          2,671            975
           (7,289)        93,938         (2,073)         1,435
     ------------   ------------   ------------   ------------
           60,750         69,150          3,132          4,917
     ------------   ------------   ------------   ------------
          232,110        117,717          4,507         13,628
          (26,535)       (13,077)        (2,216)        (5,059)
               --             --             --             --
           27,753        120,743        (66,393)          (365)
             (990)       231,846             --         24,600
               --             --             --             --
     ------------   ------------   ------------   ------------
          232,338        457,229        (64,102)        32,804
     ------------   ------------   ------------   ------------
               --             --             --             --
     ------------   ------------   ------------   ------------
          293,088        526,379        (60,970)        37,721
          613,343         86,964         89,115         51,394
     ------------   ------------   ------------   ------------
     $    906,431   $    613,343   $     28,145   $     89,115
     ============   ============   ============   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the years ended December 31, 2004
and December 31, 2003


                                                    FIDELITY(R) VIP             FIDELITY(R) VIP            JANUS ASPEN SERIES
                                                       MID CAP--                  OVERSEAS--                   BALANCED--
                                                     INITIAL CLASS               INITIAL CLASS            INSTITUTIONAL SHARES
                                               -------------------------   -------------------------   --------------------------
                                                  2004          2003          2004          2003           2004          2003
                                               ----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
 Operations:
   Net investment income (loss)..............  $        --   $     2,052   $     3,662   $       126   $  1,722,947   $ 1,431,803
   Net realized gain (loss) on investments...      154,805       (17,721)       96,530         1,295       (553,785)     (166,872)
   Realized gain distribution received.......           --            --            --            --             --            --
   Change in unrealized appreciation
     (depreciation) on investments...........      100,356       166,314       (34,909)       90,002      6,474,058     9,568,785
                                               -----------   -----------   -----------   -----------   ------------   -----------
     Net increase (decrease) in net assets
       resulting from operations.............      255,161       150,645        65,283        91,423      7,643,220    10,833,716
                                               -----------   -----------   -----------   -----------   ------------   -----------
 Contributions and (Withdrawals):
   Payments received from policyowners.......      354,162        54,864       156,646        43,105     21,504,020    23,004,147
   Cost of insurance.........................      (73,111)      (48,586)      (13,168)       (9,834)    (7,383,831)   (7,768,782)
   Policyowners' surrenders..................     (220,985)           --            --            --     (4,398,848)   (3,678,487)
   Net transfers from (to) Fixed Account.....       12,342        45,981         1,000           181     (1,209,772)     (416,925)
   Transfers between Investment Divisions....      840,682        36,567      (193,168)      383,075     (5,687,509)   (1,341,897)
   Policyowners' death benefits..............           --            --            --            --       (118,601)     (103,194)
                                               -----------   -----------   -----------   -----------   ------------   -----------
     Net contributions and (withdrawals).....      913,090        88,826       (48,690)      416,527      2,705,459     9,694,862
                                               -----------   -----------   -----------   -----------   ------------   -----------
   Increase (decrease) attributable to New
     York Life Insurance and Annuity
     Corporation charges retained by the
     Separate Account........................           --            --            --            --         (7,255)      (11,286)
                                               -----------   -----------   -----------   -----------   ------------   -----------
       Increase (decrease) in net assets.....    1,168,251       239,471        16,593       507,950     10,341,424    20,517,292
NET ASSETS:
   Beginning of year.........................      631,987       392,516       508,761           811     94,817,567    74,300,275
                                               -----------   -----------   -----------   -----------   ------------   -----------
   End of year...............................  $ 1,800,238   $   631,987   $   525,354   $   508,761   $105,158,991   $94,817,567
                                               ===========   ===========   ===========   ===========   ============   ===========

                                                      NEUBERGER BERMAN              T. ROWE PRICE               T. ROWE PRICE
                                                         AMT MID-CAP                EQUITY INCOME             LIMITED-TERM BOND
                                                       GROWTH--CLASS I                PORTFOLIO                   PORTFOLIO
                                                  -------------------------   -------------------------   -------------------------
                                                     2004          2003          2004          2003          2004          2003
                                                  ---------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
 Operations:
   Net investment income (loss).................  $        --   $        --   $   320,293   $   194,534   $     6,179   $     6,740
   Net realized gain (loss) on investments......          650          (289)      217,733       (72,769)       (1,015)        1,996
   Realized gain distribution received..........           --            --       702,727            --            --           526
   Change in unrealized appreciation
     (depreciation) on investments..............       11,014         4,365     2,731,173     3,621,208        (2,118)       (2,894)
                                                  -----------   -----------   -----------   -----------   -----------   -----------
     Net increase (decrease) in net assets
       resulting from operations................       11,664         4,076     3,971,926     3,742,973         3,046         6,368
                                                  -----------   -----------   -----------   -----------   -----------   -----------
 Contributions and (Withdrawals):
   Payments received from policyowners..........       14,442            --     7,172,129     5,683,966         2,096        23,541
   Cost of insurance............................       (4,688)       (1,755)   (1,938,028)   (1,427,788)       (5,474)       (9,019)
   Policyowners' surrenders.....................           --            --    (1,306,945)     (554,668)           --            --
   Net transfers from (to) Fixed Account........          132           131       661,880       409,217      (106,796)         (365)
   Transfers between Investment Divisions.......       22,647        27,178     5,305,135     2,137,466            --       162,944
   Policyowners' death benefits.................           --            --       (10,494)      (23,560)           --            --
                                                  -----------   -----------   -----------   -----------   -----------   -----------
     Net contributions and (withdrawals)........       32,533        25,554     9,883,677     6,224,633      (110,174)      177,101
                                                  -----------   -----------   -----------   -----------   -----------   -----------
   Increase (decrease) attributable to New York
     Life Insurance and Annuity Corporation
     charges retained by the Separate Account...           --            --        (2,492)       (3,330)           --            --
                                                  -----------   -----------   -----------   -----------   -----------   -----------
       Increase (decrease) in net assets........       44,197        29,630    13,853,111     9,964,276      (107,128)      183,469
NET ASSETS:
   Beginning of year............................       39,221         9,591    20,984,284    11,020,008       269,221        85,752
                                                  -----------   -----------   -----------   -----------   -----------   -----------
   End of year..................................  $    83,418   $    39,221   $34,837,395   $20,984,284   $   162,093   $   269,221
                                                  ===========   ===========   ===========   ===========   ===========   ===========

Not all investment divisions are available under all policies.

(a) For the period January 17, 2003 (Commencement of Operations) through December 31, 2003.
(b) For the period June 2, 2003 (Commencement of Operations) through December 31, 2003.
(c) For the period June 30, 2003 (Commencement of Operations) through December 31, 2003.
(d) For the period September 2, 2003 (Commencement of Operations) through December 31, 2003.
(e) For the period November 4, 2003 (Commencement of Operations) through December 31, 2003.
(f) For the period February 13, 2004 (Commencement of Operations) through December 31, 2004.
(g) For the period April 8, 2004 (Commencement of Operations) through December 31, 2004.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

                                                                                                                       MFS(R)
                                                                                                                      RESEARCH
       JANUS ASPEN SERIES           JANUS ASPEN SERIES           MFS(R) INVESTORS               MFS(R) NEW            SERIES--
        MID CAP GROWTH--            WORLDWIDE GROWTH--            TRUST SERIES--            DISCOVERY SERIES--         INITIAL
      INSTITUTIONAL SHARES         INSTITUTIONAL SHARES            INITIAL CLASS               INITIAL CLASS            CLASS
    -------------------------   --------------------------   -------------------------   -------------------------   -----------
       2004          2003           2004          2003          2004          2003          2004         2003(D)       2004(F)
    ----------------------------------------------------------------------------------------------------------------------------
    $        --   $        --   $    424,267   $   411,384   $       338   $       325   $        --   $        --   $        --
          1,386           (11)    (4,269,474)   (3,179,097)         (120)         (426)           19             5            23
             --            --             --            --            --            --            --            --            --
         14,278         2,661      7,910,065    20,369,394         5,766        10,066         6,871         1,109             3
    -----------   -----------   ------------   -----------   -----------   -----------   -----------   -----------   -----------
         15,664         2,650      4,064,858    17,601,681         5,984         9,965         6,890         1,114            26
    -----------   -----------   ------------   -----------   -----------   -----------   -----------   -----------   -----------
        180,694            --     21,773,467    24,508,031           980            --        33,469            --           735
         (3,677)         (344)    (7,430,235)   (7,741,063)       (2,991)       (2,099)         (655)         (164)         (681)
             --            --     (4,231,514)   (3,703,583)           --            --            --            --            --
         54,382           149     (1,683,720)   (1,221,648)           --            --            --            --            --
       (160,597)       22,423     (5,572,441)   (4,262,139)           --            --           659        20,851            --
             --            --       (143,802)      (95,331)           --            --            --            --            --
    -----------   -----------   ------------   -----------   -----------   -----------   -----------   -----------   -----------
         70,802        22,228      2,711,755     7,484,267        (2,011)       (2,099)       33,473        20,687            54
    -----------   -----------   ------------   -----------   -----------   -----------   -----------   -----------   -----------
             --            --         (9,480)      (19,791)           --            --            --            --            --
    -----------   -----------   ------------   -----------   -----------   -----------   -----------   -----------   -----------
         86,466        24,878      6,767,133    25,066,157         3,973         7,866        40,363        21,801            80
         27,243         2,365     94,439,334    69,373,177        54,254        46,388        21,801            --            --
    -----------   -----------   ------------   -----------   -----------   -----------   -----------   -----------   -----------
    $   113,709   $    27,243   $101,206,467   $94,439,334   $    58,227   $    54,254   $    62,164   $    21,801   $        80
    ===========   ===========   ============   ===========   ===========   ===========   ===========   ===========   ===========


              MFS(R)
        UTILITIES SERIES--
           INITIAL CLASS
     -------------------------
        2004         2003(A)
     -------------------------
     $        68   $        80
             485            87
              --            --
           2,634           775
     -----------   -----------
           3,187           942
     -----------   -----------
             599         2,477
          (1,656)         (994)
              --            --
              --         2,604
          11,947          (470)
              --            --
     -----------   -----------
          10,890         3,617
     -----------   -----------
              --            --
     -----------   -----------
          14,077         4,559
           4,559            --
     -----------   -----------
     $    18,636   $     4,559
     ===========   ===========

      VAN ECK                                        VAN KAMPEN                  VAN KAMPEN                  VAN KAMPEN
     WORLDWIDE             VAN ECK                  UIF EMERGING                UIF EMERGING                  UIF U.S.
     ABSOLUTE             WORLDWIDE                MARKETS DEBT--             MARKETS EQUITY--              REAL ESTATE--
      RETURN             HARD ASSETS                   CLASS I                     CLASS I                     CLASS I
    -----------   -------------------------   -------------------------   -------------------------   -------------------------
      2004(G)        2004         2003(E)        2004         2003(B)        2004          2003          2004         2003(C)
    ---------------------------------------------------------------------------------------------------------------------------
    $        --   $       888   $        --   $     1,416   $        --   $    13,429   $   (73,012)  $        97   $        --
           (163)         (335)            6            14             5       377,858      (225,765)      (17,111)           26
             --            --            --           662            --            --            --           112            --
             --         2,567           532           (19)        1,672     3,658,564     5,481,429         1,766           324
    -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
           (163)        3,120           538         2,073         1,677     4,049,851     5,182,652       (15,136)          350
    -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
             (1)        5,134            --         1,710            --     3,447,555     3,132,878         5,100         3,472
           (887)       (3,767)          (69)         (328)         (129)   (1,303,882)   (1,084,588)       (1,930)         (344)
             --            --            --            --            --      (577,471)     (497,548)           --            --
             --         7,502            --            --            --        36,120      (106,879)        7,070            --
          1,051        14,104         3,929            --        18,551        51,107       844,883        18,292           102
             --            --            --            --            --       (13,294)      (35,175)           --            --
    -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
            163        22,973         3,860         1,382        18,422     1,640,135     2,253,571        28,532         3,230
    -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
             --            --            --            --            --        (5,682)       (5,958)           --            --
    -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
             --        26,093         4,398         3,455        20,099     5,684,304     7,430,265        13,396         3,580
             --         4,398            --        20,099            --    16,858,244     9,427,979         3,580            --
    -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
    $        --   $    30,491   $     4,398   $    23,554   $    20,099   $22,542,548   $16,858,244   $    16,976   $     3,580
    ===========   ===========   ===========   ===========   ===========   ===========   ===========   ===========   ===========



  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NOTES TO FINANCIAL STATEMENTS
NOTE 1-- Organization and Accounting Policies:
--------------------------------------------------------------------------------

NYLIAC VUL Separate Account-I ("VUL Separate Account-I") was established on June 4, 1993 under Delaware law by New York Life Insurance and Annuity Corporation ("NYLIAC"), a wholly-owned subsidiary of New York Life Insurance Company. VUL Separate Account-I funds Group 1 policies (Variable Universal Life ("VUL") and Survivorship Variable Universal Life ("SVUL") - Series 1), Group 2 policies (Variable Universal Life 2000 ("VUL 2000") - Series 1 and Single Premium Variable Universal Life ("SPVUL") - Series 1), Group 3 policies (Pinnacle Variable Universal Life ("Pinnacle VUL") and Pinnacle Survivorship Variable Universal Life ("Pinnacle SVUL")) and Group 4 policies (Variable Universal Life 2000 ("VUL 2000") - Series 2, Single Premium Variable Universal Life
("SPVUL") - Series 2 and 3, Survivorship Variable Universal Life
("SVUL") - Series 2 and Variable Universal Life Provider ("VUL Provider")). All of these policies are designed for individuals who seek lifetime insurance protection and flexibility with respect to premium payments and death benefits. In addition, SVUL Series 1 and 2 and Pinnacle SVUL policies provide life insurance protection on two insureds with proceeds payable upon the death of the last surviving insured. These policies are distributed by NYLIFE Distributors LLC and sold by registered representatives of NYLIFE Securities Inc. and by registered representatives of broker-dealers who have entered into dealer agreements with NYLIFE Distributors LLC. NYLIFE Securities Inc. is a wholly-owned subsidiary of NYLIFE LLC and NYLIFE Distributors LLC is a wholly-owned subsidiary of New York Life Investment Management Holdings LLC ("NYLIM Holdings"). NYLIFE LLC and NYLIM Holdings are both wholly-owned subsidiaries of New York Life Insurance Company. VUL Separate Account-I is registered under the Investment Company Act of 1940, as amended, as a unit investment trust.

The assets of VUL Separate Account-1 are invested in the shares of the MainStay VP Series Fund Inc., the Alger American Fund, the American Century Variable Portfolios, Inc., the Calvert Variable Series, Inc., the Dreyfus Investment Portfolios, the Dreyfus Variable Investment Fund, the Fidelity(R) Variable Insurance Products Fund, the Janus Aspen Series, the MFS(R) Variable Insurance Trust(SM), the Neuberger Berman Advisers Management Trust, the T. Rowe Price Equity Series, Inc., the T. Rowe Price Fixed Income Series, Inc., the Van Eck Worldwide Insurance Trust, and the Universal Institutional Funds, Inc. (collectively, "Funds"). These assets are clearly identified and distinguished from the other assets and liabilities of NYLIAC. These assets are the property of NYLIAC; however, the portion of the assets attributable to the policies will not be charged with liabilities arising out of any other business NYLIAC may conduct. The Fixed Account and the Enhanced DCA Fixed Account represents the general assets of NYLIAC. NYLIAC's Fixed Account and the Enhanced DCA Fixed Account may be charged with liabilities arising out of other business NYLIAC may conduct.

New York Life Investment Management LLC ("NYLIM"), a wholly-owned subsidiary of NYLIM Holdings, provides investment advisory services to the MainStay VP Series Fund, Inc. for a fee. NYLIM retains several sub-advisers, including MacKay Shields LLC, a wholly-owned subsidiary of NYLIM Holdings, American Century Investment Management, Inc., The Dreyfus Corporation, Eagle Asset Management, Inc., and Lord, Abbett & Co., to provide investment advisory services to certain Portfolios of the MainStay VP Series Fund, Inc.

VUL Separate Account-1 offers forty-eight variable Investment Divisions, with their respective fund portfolios, in which Policyowners can invest premium payments. Twenty-seven of these Investment Divisions are available to Group 1, Group 2 and Group 4 policies; forty-two of these Investment Divisions are available for Group 3 policies.

The following Investment Divisions are available for all Group 1, Group 2 and Group 4 policies: MainStay VP Bond, MainStay VP Capital Appreciation, MainStay VP Cash Management, MainStay VP Common Stock (formerly MainStay VP Growth Equity), MainStay VP Convertible, MainStay VP Government, MainStay VP High Yield Corporate Bond, MainStay VP International Equity, MainStay VP Mid Cap Core, MainStay VP Mid Cap Growth, MainStay VP Mid Cap Value (formerly MainStay VP Equity Income), MainStay VP S&P 500 Index (formerly MainStay VP Indexed Equity), MainStay VP Small Cap Growth, MainStay VP Total Return, MainStay VP Value, MainStay VP American Century Income & Growth, MainStay VP Dreyfus Large Company Value, MainStay VP Eagle Asset Management Growth Equity, Alger American Small Capitalization -- Class O Shares, Calvert Social Balanced, Dreyfus IP Technology Growth - Initial Shares, Fidelity(R) VIP Contrafund(R) - Initial Class, Fidelity(R) VIP Equity-Income - Initial Class, Janus Aspen Series
Balanced - Institutional Shares, Janus Aspen Series Worldwide
Growth - Institutional Shares, T. Rowe Price Equity Income Portfolio, and Van Kampen UIF Emerging Markets Equity - Class I.

The following Investment Divisions are available for Group 3 policies: MainStay VP Bond, MainStay VP Capital Appreciation, MainStay VP Cash Management, MainStay VP Common Stock (formerly MainStay VP Growth Equity), MainStay VP Convertible, MainStay VP Government, MainStay VP High Yield Corporate Bond, MainStay VP S&P 500 Index (formerly MainStay VP Indexed Equity), MainStay VP Total Return, MainStay VP Value, MainStay VP American Century Income & Growth, MainStay VP Dreyfus Large Company Value, MainStay VP Eagle Asset Management Growth Equity, Alger American Leveraged All Cap - Class O Shares, Alger American Small Capitalization - Class O Shares, American Century VP Inflation
Protection - Class II, American Century VP International - Class II, American Century VP Value - Class II, Dreyfus IP Technology Growth - Initial Shares, Dreyfus VIF Developing Leaders - Initial Shares (formerly known as Dreyfus VIF Small Cap), Fidelity(R) VIP Contrafund(R) - Initial Class, Fidelity(R) VIP Equity-Income - Initial Class, Fidelity(R) VIP Growth - Initial Class, Fidelity(R) VIP Index 500 - Initial Class, Fidelity(R) VIP Investment Grade
Bond - Initial Class, Fidelity(R) VIP Mid Cap - Initial Class, Fidelity(R) VIP Overseas - Initial Class, Janus Aspen Series Balanced - Institutional Shares, Janus Aspen Series Mid Cap Growth - Institutional Shares (formerly known as Janus Aspen Series Aggressive Growth), Janus Aspen Series Worldwide

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

Growth - Institutional Shares, MFS(R) Investors Trust Series - Initial Class, MFS(R) New Discovery Series - Initial Class, MFS(R) Research Series - Initial Class, MFS(R) Utilities Series - Initial Class, Neuberger Berman AMT Mid-Cap Growth - Class I, T. Rowe Price Equity Income Portfolio, T. Rowe Price Limited-Term Bond Portfolio, Van Eck Worldwide Absolute Return, Van Eck Worldwide Hard Assets, Van Kampen UIF Emerging Markets Debt - Class I, Van Kampen UIF Emerging Markets Equity - Class I, and Van Kampen UIF U.S. Real Estate - Class I.

All investments into the MainStay VP Series funds by VUL Separate Account-1 will be made into the Initial Class of shares unless otherwise indicated. Each Investment Division of VUL Separate Account-I will invest exclusively in the corresponding eligible portfolio.

For SVUL, VUL 2000, SPVUL, VUL Provider, Pinnacle VUL and Pinnacle SVUL policies, any/all premium payments received during the Free Look Period are allocated to the General Account of NYLIAC. Subsequent premium payments for all policies will be allocated to the Investment Divisions of VUL Separate Account-I in accordance with the Policyowner's instructions. Pinnacle VUL and SVUL policies issued on and after October 14, 2002 can have premium payments made in the first 12 policy months allocated to an Enhanced DCA Fixed Account.

In addition, for all SVUL, VUL 2000, SPVUL, VUL Provider, Pinnacle VUL, Pinnacle SVUL and VUL policies, the Policyowner has the option, within limits, to transfer amounts between the Investment Divisions of VUL Separate Account-I and the Fixed Account of NYLIAC.

No Federal income tax is payable on investment income or capital gains of VUL Separate Account-I under current Federal income tax law.

Security Valuation--The investments are valued at the net asset value of shares of the respective Fund portfolios.

Security Transactions--Realized gains and losses from security transactions are reported on the identified cost basis. Security transactions are accounted for as of the date the securities are purchased or sold (trade date).

Distributions Received--Dividend income and capital gain distributions are recorded on the ex-dividend date and reinvested in the corresponding portfolio.

In December 2003, the Accounting Standards Executive Committee issued Statement of Position 03-5 ("SOP"), "Financial Highlights of Separate Accounts: An Amendment to the Audit Guide Audits of Investment Companies". This SOP, which was adopted as of January 1, 2003, provides guidance on reporting financial highlights. Upon adoption of this SOP, the investment income ratio disclosed in
Note 6 has been restated for the years 2001 and 2002. The SOP requires disclosure, in Note 6, of the investment income to average net assets ratio; the disclosure requirement for the years 2001 and 2002 was the net investment income to average net assets ratio.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2--Investments (in 000's):
--------------------------------------------------------------------------------

At December 31, 2004, the investments of VUL Separate Account-I are as follows:


                                                     MAINSTAY VP                    MAINSTAY VP
                                     MAINSTAY VP       CAPITAL       MAINSTAY VP      COMMON        MAINSTAY VP
                                       BOND--       APPRECIATION--      CASH          STOCK--      CONVERTIBLE--
                                    INITIAL CLASS   INITIAL CLASS    MANAGEMENT    INITIAL CLASS   INITIAL CLASS
                                    ----------------------------------------------------------------------------
Number of shares..................        2,001          10,783         33,289           4,866          2,843
Identified cost...................     $ 27,192        $236,341       $ 33,289        $109,709       $ 29,606

                                                                                                      MAINSTAY VP
                                                                                                       AMERICAN
                                     MAINSTAY VP     MAINSTAY VP      MAINSTAY VP                       CENTURY
                                       S&P 500        SMALL CAP          TOTAL        MAINSTAY VP      INCOME &
                                       INDEX--         GROWTH--        RETURN--         VALUE--        GROWTH--
                                    INITIAL CLASS   INITIAL CLASS    INITIAL CLASS   INITIAL CLASS   INITIAL CLASS
                                    ------------------------------------------------------------------------------
Number of shares..................        9,653           1,883            3,584           4,112            603
Identified cost...................     $211,460        $ 17,349         $ 62,257        $ 61,461       $  6,025

  Investment activity for the year ended December 31, 2004, was as follows:


                                                     MAINSTAY VP                    MAINSTAY VP
                                     MAINSTAY VP       CAPITAL       MAINSTAY VP      COMMON        MAINSTAY VP
                                       BOND--       APPRECIATION--      CASH          STOCK--      CONVERTIBLE--
                                    INITIAL CLASS   INITIAL CLASS    MANAGEMENT    INITIAL CLASS   INITIAL CLASS
                                    ----------------------------------------------------------------------------
Purchases.........................     $  5,955        $ 13,216       $ 25,017        $  8,050       $  6,220
Proceeds from sales...............        4,001          10,359         26,369           4,435          1,528

                                                                                                      MAINSTAY VP
                                                                                                       AMERICAN
                                     MAINSTAY VP     MAINSTAY VP      MAINSTAY VP                       CENTURY
                                       S&P 500        SMALL CAP          TOTAL        MAINSTAY VP      INCOME &
                                       INDEX--         GROWTH--        RETURN--         VALUE--        GROWTH--
                                    INITIAL CLASS   INITIAL CLASS    INITIAL CLASS   INITIAL CLASS   INITIAL CLASS
                                    ------------------------------------------------------------------------------
Purchases.........................     $ 29,100        $  5,863         $  5,068        $  7,748       $  2,011
Proceeds from sales...............        9,966             789            3,131           3,764            944

  Not all investment divisions are available under all policies.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------

                     MAINSTAY VP
                     HIGH YIELD      MAINSTAY VP     MAINSTAY VP     MAINSTAY VP     MAINSTAY VP
     MAINSTAY VP      CORPORATE     INTERNATIONAL      MID CAP         MID CAP         MID CAP
    GOVERNMENT--       BOND--         EQUITY--         CORE--         GROWTH--         VALUE--
    INITIAL CLASS   INITIAL CLASS   INITIAL CLASS   INITIAL CLASS   INITIAL CLASS   INITIAL CLASS
    ---------------------------------------------------------------------------------------------
         1,894            8,875          1,602            1,396           2,006           2,351
      $ 20,814         $ 82,015       $ 18,470         $ 14,725        $ 18,563        $ 23,604

                     MAINSTAY VP
     MAINSTAY VP     EAGLE ASSET        ALGER             ALGER           AMERICAN
    DREYFUS LARGE    MANAGEMENT        AMERICAN          AMERICAN        CENTURY VP       AMERICAN        AMERICAN
       COMPANY         GROWTH         LEVERAGED           SMALL          INFLATION       CENTURY VP      CENTURY VP
       VALUE--        EQUITY--        ALL CAP--      CAPITALIZATION--   PROTECTION--   INTERNATIONAL--    VALUE--
    INITIAL CLASS   INITIAL CLASS   CLASS O SHARES    CLASS O SHARES      CLASS II        CLASS II        CLASS II
    ---------------------------------------------------------------------------------------------------------------
           758            1,547               2             1,597               --               7             111
       $ 7,414         $ 17,300        $     59          $ 24,782         $      1        $     47        $    889

                     MAINSTAY VP
                     HIGH YIELD      MAINSTAY VP     MAINSTAY VP     MAINSTAY VP     MAINSTAY VP
     MAINSTAY VP      CORPORATE     INTERNATIONAL      MID CAP         MID CAP         MID CAP
    GOVERNMENT--       BOND--         EQUITY--         CORE--         GROWTH--         VALUE--
    INITIAL CLASS   INITIAL CLASS   INITIAL CLASS   INITIAL CLASS   INITIAL CLASS   INITIAL CLASS
    ---------------------------------------------------------------------------------------------
      $  3,346         $ 22,727       $  8,374         $  6,853        $  7,775        $  9,208
         2,889            8,463          1,170              413             778             886

                     MAINSTAY VP
     MAINSTAY VP     EAGLE ASSET        ALGER             ALGER           AMERICAN
    DREYFUS LARGE    MANAGEMENT        AMERICAN          AMERICAN        CENTURY VP       AMERICAN        AMERICAN
       COMPANY         GROWTH         LEVERAGED           SMALL          INFLATION       CENTURY VP      CENTURY VP
       VALUE--        EQUITY--        ALL CAP--      CAPITALIZATION--   PROTECTION--   INTERNATIONAL--    VALUE--
    INITIAL CLASS   INITIAL CLASS   CLASS O SHARES    CLASS O SHARES      CLASS II        CLASS II        CLASS II
    ---------------------------------------------------------------------------------------------------------------
      $  2,806         $  3,086        $    233          $  5,815         $     15        $    426        $    735
           796            1,864             218             3,745               14             595              10

--------------------------------------------------------------------------------


                                                                                                                  FIDELITY(R)
                                                          DREYFUS IP        DREYFUS VIF        FIDELITY(R)            VIP
                                        CALVERT           TECHNOLOGY         DEVELOPING            VIP              EQUITY-
                                         SOCIAL            GROWTH--          LEADERS--       CONTRAFUND(R)--        INCOME--
                                        BALANCED        INITIAL SHARES     INITIAL SHARES     INITIAL CLASS      INITIAL CLASS
                                    --------------------------------------------------------------------------------------------
Number of shares..................         2,102                830                  7              4,526              1,915
Identified cost...................      $  3,709           $  6,689           $    229           $101,742           $ 42,927

                                      JANUS ASPEN
                                         SERIES             MFS(R)             MFS(R)
                                       WORLDWIDE          INVESTORS             NEW               MFS(R)             MFS(R)
                                        GROWTH--            TRUST            DISCOVERY           RESEARCH          UTILITIES
                                     INSTITUTIONAL         SERIES--           SERIES--           SERIES--           SERIES--
                                         SHARES         INITIAL CLASS      INITIAL CLASS      INITIAL CLASS      INITIAL CLASS
                                    --------------------------------------------------------------------------------------------
Number of shares..................         3,785                  3                  4                 --                  1
Identified cost...................      $126,960           $     55           $     54           $     --           $     15

  Investment activity for the year ended December 31, 2004, was as follows:

                                                                                                                  FIDELITY(R)
                                                          DREYFUS IP        DREYFUS VIF        FIDELITY(R)            VIP
                                        CALVERT           TECHNOLOGY         DEVELOPING            VIP              EQUITY-
                                         SOCIAL            GROWTH--          LEADERS--       CONTRAFUND(R)--        INCOME--
                                        BALANCED        INITIAL SHARES     INITIAL SHARES     INITIAL CLASS      INITIAL CLASS
                                    --------------------------------------------------------------------------------------------
Purchases.........................      $    780           $  4,215           $    130           $ 15,037           $  9,704
Proceeds from sales...............           350              1,349                  6              2,920              2,450

                                      JANUS ASPEN
                                         SERIES             MFS(R)             MFS(R)
                                       WORLDWIDE          INVESTORS             NEW               MFS(R)             MFS(R)
                                        GROWTH--            TRUST            DISCOVERY           RESEARCH          UTILITIES
                                     INSTITUTIONAL         SERIES--           SERIES--           SERIES--           SERIES--
                                         SHARES         INITIAL CLASS      INITIAL CLASS      INITIAL CLASS      INITIAL CLASS
                                    --------------------------------------------------------------------------------------------
Purchases.........................      $  9,267           $      1           $     34           $      1           $     13
Proceeds from sales...............         6,140                  3                  1                  1                  2

  Not all investment divisions are available under all policies.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------

                                                                                                           JANUS ASPEN
                                       FIDELITY(R)                                        JANUS ASPEN         SERIES
     FIDELITY(R)      FIDELITY(R)          VIP          FIDELITY(R)      FIDELITY(R)         SERIES          MID CAP
         VIP              VIP           INVESTMENT          VIP              VIP           BALANCED--        GROWTH--
       GROWTH--       INDEX 500--      GRADE BOND--      MID CAP--        OVERSEAS--     INSTITUTIONAL    INSTITUTIONAL
    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS        SHARES           SHARES
    --------------------------------------------------------------------------------------------------------------------
             10                7                2               60               30            4,317                4
       $    272         $    844         $     28         $  1,566         $    470         $101,014         $     97


                                                                            VAN KAMPEN   VAN KAMPEN
    NEUBERGER                                                                  UIF          UIF
    BERMAN AMT      T. ROWE         T. ROWE        VAN ECK                   EMERGING     EMERGING     VAN KAMPEN
     MID-CAP         PRICE           PRICE        WORLDWIDE     VAN ECK      MARKETS      MARKETS       UIF U.S.
     GROWTH--    EQUITY INCOME    LIMITED-TERM    ABSOLUTE     WORLDWIDE      DEBT--      EQUITY--    REAL ESTATE--
     CLASS I       PORTFOLIO     BOND PORTFOLIO    RETURN     HARD ASSETS    CLASS I      CLASS I        CLASS I
    ---------------------------------------------------------------------------------------------------------------
            5         1,561               33            --            2             3        2,043             1
     $     69      $ 30,014         $    167      $     --     $     27      $     22     $ 15,000      $     15

                                                                                                           JANUS ASPEN
                                       FIDELITY(R)                                        JANUS ASPEN         SERIES
     FIDELITY(R)      FIDELITY(R)          VIP          FIDELITY(R)      FIDELITY(R)         SERIES          MID CAP
         VIP              VIP           INVESTMENT          VIP              VIP           BALANCED--        GROWTH--
       GROWTH--       INDEX 500--      GRADE BOND--      MID CAP--        OVERSEAS--     INSTITUTIONAL    INSTITUTIONAL
    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS        SHARES           SHARES
    --------------------------------------------------------------------------------------------------------------------
       $     53         $    989         $     11         $  1,864         $    376         $ 10,959         $    236
              5              741               69              951              422            6,533              165


                                                                            VAN KAMPEN   VAN KAMPEN
    NEUBERGER                                                                  UIF          UIF
    BERMAN AMT      T. ROWE         T. ROWE        VAN ECK                   EMERGING     EMERGING     VAN KAMPEN
     MID-CAP         PRICE           PRICE        WORLDWIDE     VAN ECK      MARKETS      MARKETS       UIF U.S.
     GROWTH--    EQUITY INCOME    LIMITED-TERM    ABSOLUTE     WORLDWIDE      DEBT--      EQUITY--    REAL ESTATE--
     CLASS I       PORTFOLIO     BOND PORTFOLIO    RETURN     HARD ASSETS    CLASS I      CLASS I        CLASS I
    ---------------------------------------------------------------------------------------------------------------
     $     37      $ 12,614         $      8      $     13     $    454      $      4     $  3,671      $    204
            4         1,696              112            12          430            --        2,017           176

NOTE 3--Expenses and Related Party Transactions:
--------------------------------------------------------------------------------

Deductions from Premiums:

NYLIAC deducts premium expense charges from all premiums received for certain VUL Separate Account-I policies. Premium expense charges are expressed as a percentage of the payment received.

    - State and Federal Tax Charge: NYLIAC deducts 2% from all premium payments for VUL, SVUL, VUL 2000, SPVUL Series 3 and VUL Provider, Pinnacle VUL, and Pinnacle SVUL policies to pay state premium taxes. NYLIAC deducts 1.25% from all premium payments for non-qualified VUL, SVUL, VUL 2000, SPVUL Series 3 and VUL Provider, Pinnacle VUL, and Pinnacle SVUL policies to cover federal taxes.

    - Sales Expense Charge: NYLIAC deducts a sales expense charge from all premium payments for VUL, SVUL, VUL 2000, VUL Provider, Pinnacle VUL, and Pinnacle SVUL policies to partially cover the expenses associated with selling the policies.

      For VUL policies, currently 5% of any premium payment for the first 10 policy years is deducted; NYLIAC reserves the right to impose this charge after the 10th policy year.

      For SVUL policies, currently 8% of any premium payments in policy years 1-10, up to the target premium, is deducted. Once the target premium is reached NYLIAC expects to deduct 4% from any premium payments in any given policy year. Beginning with the 11th policy year, NYLIAC expects to deduct 4% of any premium payments up to the target premium, and no charge for premium payments in excess of the target premium in that year. The initial target premium is determined at the time the policy is issued, and it is indicated on the policy data page.

      For VUL 2000 policies, currently 2.75% of any premium payments in a policy year, up to the surrender charge premium, is deducted. Once the premium payments equal the surrender charge premium for a policy year, NYLIAC deducts a sales expense charge of 1.25% from any additional premium payments in that policy year. The initial surrender charge premium is determined at the time the policy is issued and can be found on the policy data page.

      For VUL Provider policies, currently 6.75% of any premium payment up to the target premium is deducted in policy years 1-5. Once the target premium is reached, 4.25% of any premium payment is deducted. Beginning with the 6th policy year, NYLIAC expects to deduct 2.75% of any premium payments up to the target premium; once the target premium is reached 0.75% of any premium payment is deducted. The initial target premium is determined at the time the policy is issued, and is indicated on the policy data page.

      For Pinnacle VUL and Pinnacle SVUL policies, the percentage of premiums deducted varies depending on the age of the policy and whether the total premium payment in a given policy year is above or below the target premium. For premium payments up to the target premium, the sales expense charge in the first policy year is currently 56.75%, in policy years 2-5 the charge is 26.75%, for policy year 6 the charge is 1.75%, and for policy years 7 and beyond the charge is 0.75%. For premium payments in excess of the target premium the charge is currently 2.75% for policy years 1-5, 1.75% for policy year 6 and 0.75% for policy years 7 and beyond. The initial target premium is determined at the time the policy is issued, and it is indicated on the policy data page.

Deductions from Cash Value:

NYLIAC deducts certain monthly charges from the cash value of VUL Separate Account-I policies. These charges include the monthly contract charge, the administrative charge, the cost of insurance charge, the per thousand face amount charge, the deferred sales expense charge, and the mortality and expense risk charge and are recorded as cost of insurance in the accompanying statement of changes in net assets. (Not all charges are deducted from all products, as shown below).

    - Monthly Contract Charge: A monthly contract charge is assessed on certain VUL Separate Account-I policies to compensate NYLIAC for certain administrative services such as premium collection, record keeping, claims

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

  processing and communicating with policyholders. Outlined below is the current schedule for VUL, SVUL, VUL 2000, VUL Provider, Pinnacle VUL, and Pinnacle
  SVUL:

                                                    MONTHLY               MONTHLY
                                                CONTRACT CHARGE       CONTRACT CHARGE
POLICY                                           POLICY YEAR 1    SUBSEQUENT POLICY YEARS
------                                          ---------------   -----------------------
VUL...........................................       $N/A                   $ 7
SVUL..........................................         60                    10
VUL 2000......................................         30                    10
VUL Provider..................................         30                    10
Pinnacle VUL*.................................        100                    25
Pinnacle SVUL*................................        100                    25

        -----------------------

      * If the target face amount falls below $1 million, the contract charge will not exceed $25 per month.

    - Administrative Charge: An administrative charge is assessed on VUL 2000, SPVUL, and SVUL (Series 2)** policies monthly. This charge compensates NYLIAC for providing administrative policy services.

      For VUL 2000 policies, the administrative charge is expressed as a percentage of the amount of cash value in the Separate Account and varies based on the amount of cash value in the Separate Account. The Separate Account administrative charge percentage currently ranges from 0% to .20%.

      For SPVUL policies, the current administrative charge is made monthly at an annualized rate of .60% of the policy's cash value for the first three policy years. This charge is waived in the fourth and subsequent policy years if the cash value of the policy exceeds $200,000. If the cash value of the policy does not exceed $200,000, this charge will range from .10% to .60% depending on the cash value of the policy.

      For SVUL (Series 2)** the administrative charge is .10%, based on the amount of cash value in the Separate Account.

    - Cost of Insurance Charge: A charge to cover the cost of providing life insurance benefits is assessed monthly on all VUL Separate Account-I policies. This charge is based on such factors as issue age of the insured, duration, gender, underwriting class, face amount, any riders included and the cash value of the policy.

    - Per Thousand Face Amount Charge: NYLIAC assesses a monthly per thousand face amount charge on SVUL, Pinnacle VUL, Pinnacle SVUL, and VUL Provider policies.

      For SVUL (Series 1) policies, this charge is $0.04 per $1,000 of the policy's initial face amount. For SVUL (Series 2) policies, this charge is $0.04 per $1,000 of the policy's current face amount. For both series of SVUL policies this charge is assessed for the first 3 policy years and will always be at least $10 per month and will never be more than $100 per month.

      For Pinnacle VUL and Pinnacle SVUL policies, this charge is $0.03 per $1,000 of the policy's face amount plus any term insurance benefit for the first 5 policy years. NYLIAC does not expect to deduct this charge in policy year 6 and beyond.

      For VUL Provider policies, this charge is $0.07 per $1,000 of the policy's face amount plus any term insurance benefit for the first 5 policy years. NYLIAC does not expect to deduct this charge in policy year 6 and beyond.

    - Deferred Sales Expense Charge: NYLIAC assesses a monthly deferred sales expense charge on SPVUL policies. This charge is deducted from the policy's cash value for a 10-year period after a premium payment is applied. The deferred sales expense charge is expressed as a percentage of the policy's cash value for Series 1 and 2. The current .90% deferred sales expense is comprised of .40% for sales expenses, .30% for state taxes and .20% for federal taxes. For SPVUL Series 3*** currently the deferred sales expense charge is equal to 0.40%.

    - Mortality and Expense Risk Charge: NYLIAC deducts a mortality and expense risk charge from VUL 2000 (Series 2)**, SPVUL (Series 2)**, SVUL (Series
      2)**, Pinnacle VUL, and Pinnacle SVUL policies. The mortality and expense risk charge is a percentage of the amount of cash value in the Separate Account. On SPVUL (Series 2)** and VUL 2000 (Series 2)** policies, NYLIAC deducts a .50% mortality and expense risk charge and for SVUL (Series 2)** policies, the mortality and expense risk charge deducted is .60%. In policy years 1-20, the Pinnacle VUL and Pinnacle SVUL mortality and expense risk charge percentage currently ranges

------------
 ** Series 2 VUL 2000, SPVUL, and SVUL designates policies issued on and after May 10, 2002 where approved.

*** Series 3 SPVUL designates policies issued on and after May 16, 2003 where approved.

    from .25% to .55%; and in policy years 21 and beyond, the percentage ranges from .05% to .35%. If the policy has an Alternative Cash Surrender Value I (ACSV I), the mortality and expense risk is increased by .30% in policy years 1-10. For Alternative Cash Surrender Value II (ACSV II), the mortality and expense risk is increased by .55% in policy years 1-10.

    For VUL Provider policies, the mortality and expense risk charge currently ranges from .70% to .05% (it declines based on the cash value in the Separate Account and duration). If the VUL Provider policy has the Alternative Cash Surrender Value (ACSV) the mortality and expense risk charge currently ranges from 1.0% to .05%. NYLIAC guarantees that the mortality and expense risk charge on VUL Provider policies will never exceed an annual rate of 1.00%.

Separate Account Charges:

NYLIAC assesses a mortality and expense risk charge based on the variable accumulation value of the investment divisions. These charges are made daily at an annual rate of 0.70%**** for VUL, 0.70%**** for SVUL (Series 1), 0.50% for VUL 2000 (Series 1) and 0.50% for SPVUL (Series 1).

The amount of these charges retained in the Investment Divisions represents funds of NYLIAC. Accordingly, NYLIAC participates in the results of each Investment Division ratably with the Policyowners. These charges are disclosed in the accompanying statement of operations.

Surrender Charges:

Surrender charges are assessed by NYLIAC for VUL, SVUL, VUL 2000, VUL Provider and SPVUL policies on complete surrenders, decreases in face amount including decreases caused by a change in life insurance benefit option and some partial withdrawals. Surrender charges are paid to NYLIAC. The amount of this charge is included in surrenders in the accompanying statement of changes in net assets. In addition, a new surrender charge period will apply to face increases.

For VUL and VUL 2000 policies, this charge is deducted during the first 15 policy years. For VUL Provider this charge is deducted for the first 10 years. For VUL, the maximum surrender charge is shown on the policy's data page. For VUL 2000 and VUL Provider, the maximum surrender charge is the lesser of 50% of total premium payments or a percentage of the surrender charge premium. This percentage is based on the policy year in which the surrender or decrease in face amount takes place.

Initially for VUL 2000 (Series 2)** policies, the maximum surrender charge is the lesser of 50% of total premium paid less the monthly contract charge incurred during the first three policy years or 100% of the surrender charge premium. Beginning in year four, the maximum surrender charge is the lesser of 50% of total premium payments less the sum of all monthly contract charges incurred in the first three policy years (which will never exceed $636) or a specified percentage of the surrender charge premium, which declines each policy year from 93% in the fourth year to 0% in year sixteen and later.

For SVUL policies, the surrender charge is deducted during the first 15 policy years if the younger insured is less than age 85 at the time the policy was issued. If the younger insured is age 85 or older at the time of issue, the charge is deducted during the first 8 policy years. The maximum surrender charge on SVUL policies varies based on the policy's target premium, age of the younger insured and year of surrender. The target premium is shown on the policy data page.

For SPVUL policies, the surrender charge is deducted during the first 9 policy years. This charge is equal to a percentage of the cash value of the policy minus any withdrawal taken using the surrender charge free window, or the initial single premium minus any partial withdrawals for which the surrender charge was assessed. The applicable surrender charge percentage is based on the amount of time elapsed from the date the initial single premium was accepted to the effective date of the surrender or partial withdrawal. For Series 1 and 2 the surrender charge percentage declines each policy year from 9% in the first year to 0% in year ten and later. For Series 3, the percentage declines each year from 7.5% in the first year to 0% in year 10 and after.

--------------------------------------------------------------------------------
NOTE 4 --Distribution of Net Income:
--------------------------------------------------------------------------------

VUL Separate Account-I does not expect to declare dividends to Policyowners from accumulated net investment income and realized gains. The income and gains are distributed to Policyowners as part of withdrawals of amounts (in the form of surrenders, death benefits or transfers) in excess of the net premium payments.

------------
  ** Series 2 VUL 2000, SPVUL and SVUL designates policies issued on and after May 10, 2002 where approved.

**** Includes a .10% administrative service charge.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

NOTE 5--Unit Transactions (in 000's):
--------------------------------------------------------------------------------

The changes in units outstanding for the years ended December 31, 2004 and 2003 were as follows:


                                                 MAINSTAY VP                   MAINSTAY VP
                                                   BOND--                CAPITAL APPRECIATION--
                                                INITIAL CLASS                 INITIAL CLASS
                                         ---------------------------   ---------------------------
                                             2004           2003           2004           2003
                                         ---------------------------------------------------------
GROUP 1 POLICIES
Units issued...........................        100            150          1,685          2,147
Units redeemed.........................       (168)          (153)        (1,823)        (1,850)
                                           -------        -------        -------        -------
  Net increase (decrease)..............        (68)            (3)          (138)           297
                                           =======        =======        =======        =======
GROUP 2 POLICIES
Units issued...........................        149            193          1,874          2,432
Units redeemed.........................        (85)          (103)        (1,251)        (1,260)
                                           -------        -------        -------        -------
  Net increase (decrease)..............         64             90            623          1,172
                                           =======        =======        =======        =======
GROUP 3 POLICIES
Units issued...........................         21             22              9              7
Units redeemed.........................         (2)            (1)            (2)            (1)
                                           -------        -------        -------        -------
  Net increase (decrease)..............         19             21              7              6
                                           =======        =======        =======        =======
GROUP 4 POLICIES
Units issued...........................        127            132            234            161
Units redeemed.........................        (35)           (39)           (56)           (33)
                                           -------        -------        -------        -------
  Net increase (decrease)..............         92             93            178            128
                                           =======        =======        =======        =======

Not all investment divisions are available under all policies.

(a) For Group 3 policies, represents the period January 17, 2003 (Commencement of Operations) through December 31, 2003.
(b) For Group 3 policies, represents the period June 2, 2003 (Commencement of Operations) through December 31, 2003.
(c) For Group 3 policies, represents the period June 30, 2003 (Commencement of Operations) through December 31, 2003.
(d) For Group 3 policies, represents the period September 2, 2003 (Commencement of Operations) through December 31, 2003.
(e) For Group 3 policies, represents the period November 4, 2003 (Commencement of Operations) through December 31, 2003.
(f) For Group 3 policies, represents the period February 13, 2004 (Commencement of Operations) through December 31, 2004.
(g) For Group 3 policies, represents the period April 8, 2004 (Commencement of Operations) through December 31, 2004.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------


                                          MAINSTAY VP                   MAINSTAY VP                   MAINSTAY VP
            MAINSTAY VP                 COMMON STOCK--                 CONVERTIBLE--                 GOVERNMENT--
          CASH MANAGEMENT                INITIAL CLASS                 INITIAL CLASS                 INITIAL CLASS
    ---------------------------   ---------------------------   ---------------------------   ---------------------------
        2004           2003           2004           2003           2004           2003           2004           2003
    ---------------------------------------------------------------------------------------------------------------------
        1,878          9,971            394            513            113            119             80            104
       (3,156)       (16,117)          (431)          (465)           (51)           (68)          (122)          (192)
      -------        -------        -------        -------        -------        -------        -------        -------
       (1,278)        (6,146)           (37)            48             62             51            (42)           (88)
      =======        =======        =======        =======        =======        =======        =======        =======
        3,681          5,365            696            960            287            365            111            151
       (5,637)        (5,594)          (452)          (534)          (185)          (155)          (131)          (130)
      -------        -------        -------        -------        -------        -------        -------        -------
       (1,956)          (229)           244            426            102            210            (20)            21
      =======        =======        =======        =======        =======        =======        =======        =======
        2,097          3,768             15              3              4              9              6              6
       (1,558)        (5,115)            (2)            (2)            (1)            (1)            (3)            (3)
      -------        -------        -------        -------        -------        -------        -------        -------
          539         (1,347)            13              1              3              8              3              3
      =======        =======        =======        =======        =======        =======        =======        =======
        5,478          2,975            163            131            196            136             90            126
       (3,560)        (2,038)           (36)           (24)           (39)           (18)           (27)           (33)
      -------        -------        -------        -------        -------        -------        -------        -------
        1,918            937            127            107            157            118             63             93
      =======        =======        =======        =======        =======        =======        =======        =======

--------------------------------------------------------------------------------



                                                 MAINSTAY VP                   MAINSTAY VP
                                                 HIGH YIELD                   INTERNATIONAL
                                              CORPORATE BOND--                  EQUITY--
                                                INITIAL CLASS                 INITIAL CLASS
                                         ---------------------------   ---------------------------
                                             2004           2003           2004           2003
                                         ---------------------------------------------------------
GROUP 1 POLICIES
Units issued...........................       314            565            269            140
Units redeemed.........................      (290)          (307)           (77)           (78)
                                            -----          -----          -----          -----
  Net increase (decrease)..............        24            258            192             62
                                            =====          =====          =====          =====
GROUP 2 POLICIES
Units issued...........................       399            467            264            149
Units redeemed.........................      (159)          (121)           (58)           (33)
                                            -----          -----          -----          -----
  Net increase (decrease)..............       240            346            206            116
                                            =====          =====          =====          =====
GROUP 3 POLICIES
Units issued...........................        26             10             --             --
Units redeemed.........................       (21)            (7)            --             --
                                            -----          -----          -----          -----
  Net increase (decrease)..............         5              3             --             --
                                            =====          =====          =====          =====
GROUP 4 POLICIES
Units issued...........................       398            212            168             43
Units redeemed.........................       (71)           (29)           (22)            (5)
                                            -----          -----          -----          -----
  Net increase (decrease)..............       327            183            146             38
                                            =====          =====          =====          =====

Not all investment divisions are available under all policies.

(a) For Group 3 policies, represents the period January 17, 2003 (Commencement of Operations) through December 31, 2003.
(b) For Group 3 policies, represents the period June 2, 2003 (Commencement of Operations) through December 31, 2003.
(c) For Group 3 policies, represents the period June 30, 2003 (Commencement of Operations) through December 31, 2003.
(d) For Group 3 policies, represents the period September 2, 2003 (Commencement of Operations) through December 31, 2003.
(e) For Group 3 policies, represents the period November 4, 2003 (Commencement of Operations) through December 31, 2003.
(f) For Group 3 policies, represents the period February 13, 2004 (Commencement of Operations) through December 31, 2004.
(g) For Group 3 policies, represents the period April 8, 2004 (Commencement of Operations) through December 31, 2004.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------



            MAINSTAY VP                   MAINSTAY VP                   MAINSTAY VP                   MAINSTAY VP
              MID CAP                       MID CAP                       MID CAP                       S&P 500
              CORE--                       GROWTH--                       VALUE--                       INDEX--
           INITIAL CLASS                 INITIAL CLASS                 INITIAL CLASS                 INITIAL CLASS
    ---------------------------   ---------------------------   ---------------------------   ---------------------------
        2004           2003           2004           2003           2004           2003           2004           2003
    ---------------------------------------------------------------------------------------------------------------------
         259             97            283            254            344            164            804          1,065
         (23)           (14)           (44)           (22)           (66)           (44)          (799)          (841)
       -----          -----          -----          -----          -----          -----          -----          -----
         236             83            239            232            278            120              5            224
       =====          =====          =====          =====          =====          =====          =====          =====
         170             85            264            237            280            225          1,641          2,186
         (27)           (16)           (53)           (33)           (70)           (54)          (961)          (885)
       -----          -----          -----          -----          -----          -----          -----          -----
         143             69            211            204            210            171            680          1,301
       =====          =====          =====          =====          =====          =====          =====          =====
          --             --             --             --             --             --             61             55
          --             --             --             --             --             --            (28)           (16)
       -----          -----          -----          -----          -----          -----          -----          -----
          --             --             --             --             --             --             33             39
       =====          =====          =====          =====          =====          =====          =====          =====
         157             47            280             99            255            137          1,070            487
         (23)            (7)           (47)           (13)           (41)           (24)          (152)           (80)
       -----          -----          -----          -----          -----          -----          -----          -----
         134             40            233             86            214            113            918            407
       =====          =====          =====          =====          =====          =====          =====          =====

--------------------------------------------------------------------------------



                                                  MAINSTAY VP
                                                   SMALL CAP                      MAINSTAY VP
                                                   GROWTH--                     TOTAL RETURN--
                                                 INITIAL CLASS                   INITIAL CLASS
                                         -----------------------------   -----------------------------
                                             2004            2003            2004            2003
                                         -------------------------------------------------------------
GROUP 1 POLICIES
Units issued...........................       177             211             336             404
Units redeemed.........................       (41)            (23)           (382)           (443)
                                             ----            ----            ----            ----
  Net increase (decrease)..............       136             188             (46)            (39)
                                             ====            ====            ====            ====
GROUP 2 POLICIES
Units issued...........................       239             254             306             390
Units redeemed.........................       (69)            (41)           (177)           (175)
                                             ----            ----            ----            ----
  Net increase (decrease)..............       170             213             129             215
                                             ====            ====            ====            ====
GROUP 3 POLICIES
Units issued...........................        --              --              10              --
Units redeemed.........................        --              --              (1)             --
                                             ----            ----            ----            ----
  Net increase (decrease)..............        --              --               9              --
                                             ====            ====            ====            ====
GROUP 4 POLICIES
Units issued...........................       228             105             105              56
Units redeemed.........................       (42)            (15)            (24)            (12)
                                             ----            ----            ----            ----
  Net increase (decrease)..............       186              90              81              44
                                             ====            ====            ====            ====

Not all investment divisions are available under all policies.

(a) For Group 3 policies, represents the period January 17, 2003 (Commencement of Operations) through December 31, 2003.
(b) For Group 3 policies, represents the period June 2, 2003 (Commencement of Operations) through December 31, 2003.
(c) For Group 3 policies, represents the period June 30, 2003 (Commencement of Operations) through December 31, 2003.
(d) For Group 3 policies, represents the period September 2, 2003 (Commencement of Operations) through December 31, 2003.
(e) For Group 3 policies, represents the period November 4, 2003 (Commencement of Operations) through December 31, 2003.
(f) For Group 3 policies, represents the period February 13, 2004 (Commencement of Operations) through December 31, 2004.
(g) For Group 3 policies, represents the period April 8, 2004 (Commencement of Operations) through December 31, 2004.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------


                                                                             MAINSTAY VP                     MAINSTAY VP
                                             MAINSTAY VP                    DREYFUS LARGE                    EAGLE ASSET
             MAINSTAY VP                  AMERICAN CENTURY                     COMPANY                       MANAGEMENT
               VALUE--                    INCOME & GROWTH--                    VALUE--                     GROWTH EQUITY--
            INITIAL CLASS                   INITIAL CLASS                   INITIAL CLASS                   INITIAL CLASS
    -----------------------------   -----------------------------   -----------------------------   -----------------------------
        2004            2003            2004            2003            2004            2003            2004            2003
    -----------------------------------------------------------------------------------------------------------------------------
         311             401              40              62              63              53             100             105
        (310)           (365)            (14)             (9)            (22)            (20)            (44)            (49)
        ----            ----            ----            ----            ----            ----            ----            ----
           1              36              26              53              41              33              56              56
        ====            ====            ====            ====            ====            ====            ====            ====
         322             435             104             116             141             154             370             465
        (177)           (176)            (48)            (48)            (63)            (54)           (343)           (220)
        ----            ----            ----            ----            ----            ----            ----            ----
         145             259              56              68              78             100              27             245
        ====            ====            ====            ====            ====            ====            ====            ====
          27              47              10              33               4               5               3               8
          (8)             (9)            (35)             (1)             --              --              --              (1)
        ----            ----            ----            ----            ----            ----            ----            ----
          19              38             (25)             32               4               5               3               7
        ====            ====            ====            ====            ====            ====            ====            ====
         192             135              53              26              77              33              91              54
         (42)            (26)            (10)             (5)            (11)             (4)            (31)            (11)
        ----            ----            ----            ----            ----            ----            ----            ----
         150             109              43              21              66              29              60              43
        ====            ====            ====            ====            ====            ====            ====            ====

--------------------------------------------------------------------------------


                                                                 ALGER           AMERICAN
                                         ALGER AMERICAN        AMERICAN         CENTURY VP       AMERICAN
                                            LEVERAGED            SMALL          INFLATION       CENTURY VP
                                            ALL CAP--      CAPITALIZATION--    PROTECTION--   INTERNATIONAL--
                                         CLASS O SHARES     CLASS O SHARES       CLASS II        CLASS II
                                         ---------------   -----------------   ------------   ---------------
                                          2004     2003     2004      2003       2004(g)       2004     2003
                                         --------------------------------------------------------------------
GROUP 1 POLICIES
Units issued...........................      --       --      272       407           --          --       --
Units redeemed.........................      --       --     (278)     (218)          --          --       --
                                         ------   ------   ------    ------       ------      ------   ------
  Net increase (decrease)..............      --       --       (6)      189           --          --       --
                                         ======   ======   ======    ======       ======      ======   ======
GROUP 2 POLICIES
Units issued...........................      --       --      374       486           --          --       --
Units redeemed.........................      --       --     (248)     (248)          --          --       --
                                         ------   ------   ------    ------       ------      ------   ------
  Net increase (decrease)..............      --       --      126       238           --          --       --
                                         ======   ======   ======    ======       ======      ======   ======
GROUP 3 POLICIES
Units issued...........................       2        3       24        78           --          --       17
Units redeemed.........................      --       --       (3)       (2)          --         (13)      --
                                         ------   ------   ------    ------       ------      ------   ------
  Net increase (decrease)..............       2        3       21        76           --         (13)      17
                                         ======   ======   ======    ======       ======      ======   ======
GROUP 4 POLICIES
Units issued...........................      --       --      103        33           --          --       --
Units redeemed.........................      --       --      (16)       (5)          --          --       --
                                         ------   ------   ------    ------       ------      ------   ------
  Net increase (decrease)..............      --       --       87        28           --          --       --
                                         ======   ======   ======    ======       ======      ======   ======

Not all investment divisions are available under all policies.

(a) For Group 3 policies, represents the period January 17, 2003 (Commencement of Operations) through December 31, 2003.
(b) For Group 3 policies, represents the period June 2, 2003 (Commencement of Operations) through December 31, 2003.
(c) For Group 3 policies, represents the period June 30, 2003 (Commencement of Operations) through December 31, 2003.
(d) For Group 3 policies, represents the period September 2, 2003 (Commencement of Operations) through December 31, 2003.
(e) For Group 3 policies, represents the period November 4, 2003 (Commencement of Operations) through December 31, 2003.
(f) For Group 3 policies, represents the period February 13, 2004 (Commencement of Operations) through December 31, 2004.
(g) For Group 3 policies, represents the period April 8, 2004 (Commencement of Operations) through December 31, 2004.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------



       AMERICAN                           DREYFUS IP        DREYFUS VIF        FIDELITY(R)
      CENTURY VP          CALVERT         TECHNOLOGY         DEVELOPING            VIP
        VALUE--           SOCIAL           GROWTH--          LEADERS--       CONTRAFUND(R)--
       CLASS II          BALANCED       INITIAL SHARES     INITIAL SHARES     INITIAL CLASS
    ---------------   ---------------   ---------------   ----------------   ---------------
     2004     2003     2004     2003     2004     2003     2004    2003(a)    2004     2003
    ----------------------------------------------------------------------------------------
        --       --       16       25      195      141       --       --       574      638
        --       --      (13)     (26)     (29)     (10)      --       --      (409)    (461)
    ------   ------   ------   ------   ------   ------   ------   ------    ------   ------
        --       --        3       (1)     166      131       --       --       165      177
    ======   ======   ======   ======   ======   ======   ======   ======    ======   ======
        --       --       35       47       91      136       --       --       835      919
        --       --      (24)     (40)     (31)     (20)      --       --      (395)    (417)
    ------   ------   ------   ------   ------   ------   ------   ------    ------   ------
        --       --       11        7       60      116       --       --       440      502
    ======   ======   ======   ======   ======   ======   ======   ======    ======   ======
        53       15       --       --        2        2       10       11        51       38
        (1)      --       --       --       (1)      --       (1)      --        (3)      (2)
    ------   ------   ------   ------   ------   ------   ------   ------    ------   ------
        52       15       --       --        1        2        9       11        48       36
    ======   ======   ======   ======   ======   ======   ======   ======    ======   ======
        --       --       25       13      113       55       --       --       363      199
        --       --       (5)      (2)     (27)      (9)      --       --       (72)     (40)
    ------   ------   ------   ------   ------   ------   ------   ------    ------   ------
        --       --       20       11       86       46       --       --       291      159
    ======   ======   ======   ======   ======   ======   ======   ======    ======   ======

--------------------------------------------------------------------------------



                                                  FIDELITY(R)
                                                      VIP                         FIDELITY(R)
                                                EQUITY-INCOME--                  VIP GROWTH--
                                                 INITIAL CLASS                   INITIAL CLASS
                                         -----------------------------   -----------------------------
                                             2004            2003            2004            2003
                                         -------------------------------------------------------------
GROUP 1 POLICIES
Units issued...........................        298             288              --              --
Units redeemed.........................       (157)           (210)             --              --
                                            ------          ------          ------          ------
  Net increase (decrease)..............        141              78              --              --
                                            ======          ======          ======          ======
GROUP 2 POLICIES
Units issued...........................        315             397              --              --
Units redeemed.........................       (156)           (140)             --              --
                                            ------          ------          ------          ------
  Net increase (decrease)..............        159             257              --              --
                                            ======          ======          ======          ======
GROUP 3 POLICIES
Units issued...........................         27              63               7              14
Units redeemed.........................        (61)             (3)             (1)             --
                                            ------          ------          ------          ------
  Net increase (decrease)..............        (34)             60               6              14
                                            ======          ======          ======          ======
GROUP 4 POLICIES
Units issued...........................        291             110              --              --
Units redeemed.........................        (42)            (19)             --              --
                                            ------          ------          ------          ------
  Net increase (decrease)..............        249              91              --              --
                                            ======          ======          ======          ======

Not all investment divisions are available under all policies.

(a) For Group 3 policies, represents the period January 17, 2003 (Commencement of Operations) through December 31, 2003.
(b) For Group 3 policies, represents the period June 2, 2003 (Commencement of Operations) through December 31, 2003.
(c) For Group 3 policies, represents the period June 30, 2003 (Commencement of Operations) through December 31, 2003.
(d) For Group 3 policies, represents the period September 2, 2003 (Commencement of Operations) through December 31, 2003.
(e) For Group 3 policies, represents the period November 4, 2003 (Commencement of Operations) through December 31, 2003.
(f) For Group 3 policies, represents the period February 13, 2004 (Commencement of Operations) through December 31, 2004.
(g) For Group 3 policies, represents the period April 8, 2004 (Commencement of Operations) through December 31, 2004.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------


      FIDELITY(R)     FIDELITY(R) VIP                       FIDELITY(R)          JANUS ASPEN
          VIP           INVESTMENT        FIDELITY(R)           VIP                SERIES
      INDEX 500--      GRADE BOND--      VIP MID CAP--      OVERSEAS--           BALANCED--
     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS    INSTITUTIONAL SHARES
    ---------------   ---------------   ---------------   ---------------   ---------------------
     2004     2003     2004     2003     2004     2003     2004     2003      2004        2003
    ---------------------------------------------------------------------------------------------
        --       --       --       --       --       --       --       --       340         419
        --       --       --       --       --       --       --       --      (474)       (342)
    ------   ------   ------   ------   ------   ------   ------   ------    ------      ------
        --       --       --       --       --       --       --       --      (134)         77
    ======   ======   ======   ======   ======   ======   ======   ======    ======      ======
        --       --       --       --       --       --       --       --     1,024       1,299
        --       --       --       --       --       --       --       --      (787)       (701)
    ------   ------   ------   ------   ------   ------   ------   ------    ------      ------
        --       --       --       --       --       --       --       --       237         598
    ======   ======   ======   ======   ======   ======   ======   ======    ======      ======
        26       53       --        4       85       11       14       46        11          14
        (5)      (2)      (5)      --      (22)      (5)     (18)      (1)       (5)         (3)
    ------   ------   ------   ------   ------   ------   ------   ------    ------      ------
        21       51       (5)       4       63        6       (4)      45         6          11
    ======   ======   ======   ======   ======   ======   ======   ======    ======      ======
        --       --       --       --       --       --       --       --       311         270
        --       --       --       --       --       --       --       --       (75)        (67)
    ------   ------   ------   ------   ------   ------   ------   ------    ------      ------
        --       --       --       --       --       --       --       --       236         203
    ======   ======   ======   ======   ======   ======   ======   ======    ======      ======

--------------------------------------------------------------------------------



                                              JANUS ASPEN             JANUS ASPEN
                                                SERIES                  SERIES               MFS(R)
                                                MID CAP                WORLDWIDE           INVESTORS
                                               GROWTH--                GROWTH--          TRUST SERIES--
                                         INSTITUTIONAL SHARES    INSTITUTIONAL SHARES    INITIAL CLASS
                                         ---------------------   ---------------------   --------------
                                           2004        2003        2004        2003       2004    2003
                                         --------------------------------------------------------------
GROUP 1 POLICIES
Units issued...........................       --          --         613         816         --      --
Units redeemed.........................       --          --        (695)       (753)        --      --
                                          ------      ------      ------      ------     ------   -----
  Net increase (decrease)..............       --          --         (82)         63         --      --
                                          ======      ======      ======      ======     ======   =====
GROUP 2 POLICIES
Units issued...........................       --          --       1,335       1,836         --      --
Units redeemed.........................       --          --      (1,022)     (1,003)        --      --
                                          ------      ------      ------      ------     ------   -----
  Net increase (decrease)..............       --          --         313         833         --      --
                                          ======      ======      ======      ======     ======   =====
GROUP 3 POLICIES
Units issued...........................       21           2           5           3         --      --
Units redeemed.........................      (15)         --          (1)         (1)        (1)     --
                                          ------      ------      ------      ------     ------   -----
  Net increase (decrease)..............        6           2           4           2         (1)     --
                                          ======      ======      ======      ======     ======   =====
GROUP 4 POLICIES
Units issued...........................       --          --         177         126         --      --
Units redeemed.........................       --          --         (46)        (26)        --      --
                                          ------      ------      ------      ------     ------   -----
  Net increase (decrease)..............       --          --         131         100         --      --
                                          ======      ======      ======      ======     ======   =====

Not all investment divisions are available under all policies.

(a) For Group 3 policies, represents the period January 17, 2003 (Commencement of Operations) through December 31, 2003.
(b) For Group 3 policies, represents the period June 2, 2003 (Commencement of Operations) through December 31, 2003.
(c) For Group 3 policies, represents the period June 30, 2003 (Commencement of Operations) through December 31, 2003.
(d) For Group 3 policies, represents the period September 2, 2003 (Commencement of Operations) through December 31, 2003.
(e) For Group 3 policies, represents the period November 4, 2003 (Commencement of Operations) through December 31, 2003.
(f) For Group 3 policies, represents the period February 13, 2004 (Commencement of Operations) through December 31, 2004.
(g) For Group 3 policies, represents the period April 8, 2004 (Commencement of Operations) through December 31, 2004.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------


        MFS(R)          MFS(R)            MFS(R)            NEUBERGER                          T. ROWE PRICE
    NEW DISCOVERY      RESEARCH         UTILITIES          BERMAN AMT        T. ROWE PRICE     LIMITED-TERM
       SERIES--        SERIES--          SERIES--            MID-CAP         EQUITY INCOME         BOND
    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS     GROWTH-- CLASS I       PORTFOLIO         PORTFOLIO
    --------------   -------------   ----------------   -----------------   ---------------   ---------------
    2004   2003(d)      2004(f)       2004    2003(a)    2004      2003      2004     2003     2004     2003
    ---------------------------------------------------------------------------------------------------------
     --       --           --            --       --        --        --       377      196       --       --
     --       --           --            --       --        --        --       (86)     (48)      --       --
    ----    ----         ----        ------   ------    ------    ------    ------   ------   ------   ------
     --       --           --            --       --        --        --       291      148       --       --
    ====    ====         ====        ======   ======    ======    ======    ======   ======   ======   ======
     --       --           --            --       --        --        --       411      432       --       --
     --       --           --            --       --        --        --      (148)    (120)      --       --
    ----    ----         ----        ------   ------    ------    ------    ------   ------   ------   ------
     --       --           --            --       --        --        --       263      312       --       --
    ====    ====         ====        ======   ======    ======    ======    ======   ======   ======   ======
      4        2           --             1       --         3         3        13       37       --       18
     --       --           --            --       --        --        --       (24)      (8)     (11)      (1)
    ----    ----         ----        ------   ------    ------    ------    ------   ------   ------   ------
      4        2           --             1       --         3         3       (11)      29      (11)      17
    ====    ====         ====        ======   ======    ======    ======    ======   ======   ======   ======
     --       --           --            --       --        --        --       321      154       --       --
     --       --           --            --       --        --        --       (51)     (26)      --       --
    ----    ----         ----        ------   ------    ------    ------    ------   ------   ------   ------
     --       --           --            --       --        --        --       270      128       --       --
    ====    ====         ====        ======   ======    ======    ======    ======   ======   ======   ======

--------------------------------------------------------------------------------


                                                                      VAN KAMPEN           VAN KAMPEN            VAN KAMPEN
                                  VAN ECK                            UIF EMERGING         UIF EMERGING            UIF U.S.
                                 WORLDWIDE        VAN ECK              MARKETS               MARKETS                REAL
                                 ABSOLUTE        WORLDWIDE              DEBT--              EQUITY--              ESTATE--
                                  RETURN        HARD ASSETS            CLASS I               CLASS I              CLASS I
                                 ---------   ------------------   ------------------   -------------------   ------------------
                                  2004(G)      2004     2003(E)     2004     2003(B)     2004       2003       2004     2003(C)
                                 ----------------------------------------------------------------------------------------------
GROUP 1 POLICIES
Units issued...................       --          --        --         --        --        141        215         --        --
Units redeemed.................       --          --        --         --        --        (97)      (120)        --        --
                                  ------      ------    ------     ------    ------     ------     ------     ------    ------
  Net increase (decrease)......       --          --        --         --        --         44         95         --        --
                                  ======      ======    ======     ======    ======     ======     ======     ======    ======
GROUP 2 POLICIES
Units issued...................       --          --        --         --        --        122        221         --        --
Units redeemed.................       --          --        --         --        --        (90)       (86)        --        --
                                  ------      ------    ------     ------    ------     ------     ------     ------    ------
  Net increase (decrease)......       --          --        --         --        --         32        135         --        --
                                  ======      ======    ======     ======    ======     ======     ======     ======    ======
GROUP 3 POLICIES
Units issued...................       --           2        --         --         2          5         --          1        --
Units redeemed.................       --          --        --         --        --         --         --         --        --
                                  ------      ------    ------     ------    ------     ------     ------     ------    ------
  Net increase (decrease)......       --           2        --         --         2          5         --          1        --
                                  ======      ======    ======     ======    ======     ======     ======     ======    ======
GROUP 4 POLICIES
Units issued...................       --          --        --         --        --         65         26         --        --
Units redeemed.................       --          --        --         --        --        (13)        (5)        --        --
                                  ------      ------    ------     ------    ------     ------     ------     ------    ------
  Net increase (decrease)......       --          --        --         --        --         52         21         --        --
                                  ======      ======    ======     ======    ======     ======     ======     ======    ======

Not all investment divisions are available under all policies.

(a) For Group 3 policies, represents the period January 17, 2003 (Commencement of Operations) through December 31, 2003.
(b) For Group 3 policies, represents the period June 2, 2003 (Commencement of Operations) through December 31, 2003.
(c) For Group 3 policies, represents the period June 30, 2003 (Commencement of Operations) through December 31, 2003.
(d) For Group 3 policies, represents the period September 2, 2003 (Commencement of Operations) through December 31, 2003.
(e) For Group 3 policies, represents the period November 4, 2003 (Commencement of Operations) through December 31, 2003.
(f) For Group 3 policies, represents the period February 13, 2004 (Commencement of Operations) through December 31, 2004.
(g) For Group 3 policies, represents the period April 8, 2004 (Commencement of Operations) through December 31, 2004.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's):
--------------------------------------------------------------------------------

The following table presents financial highlights for each Investment Division as of December 31, 2004, 2003, 2002, 2001, and 2000:


                                                                        MAINSTAY VP
                                                                    BOND--INITIAL CLASS
                                                       ----------------------------------------------
                                                        2004      2003      2002      2001      2000
                                                       ----------------------------------------------
GROUP 1 POLICIES(a)
Net Assets.........................................    $13,637   $14,432   $13,958   $12,184   $8,626
Units Outstanding..................................        722       790       793       753      578
Variable Accumulation Unit Value...................    $ 18.88   $ 18.26   $ 17.59   $ 16.18   $14.91
Total Return.......................................       3.4%      3.8%      8.7%      8.5%     9.0%
Investment Income Ratio............................       3.4%      4.1%      4.6%      5.4%
GROUP 2 POLICIES(b)
Net Assets.........................................    $ 9,680   $ 8,491   $ 6,999   $ 3,868   $  597
Units Outstanding..................................        694       630       540       325       55
Variable Accumulation Unit Value...................    $ 13.96   $ 13.48   $ 12.96   $ 11.89   $10.94
Total Return.......................................       3.6%      4.0%      9.0%      8.7%     9.3%
Investment Income Ratio............................       3.8%      4.3%      5.7%      9.6%
GROUP 3 POLICIES
Net Assets.........................................    $   528   $   292   $    55   $     7   $   --
Units Outstanding..................................         44        25         5         1       --
Variable Accumulation Unit Value...................    $ 11.95   $ 11.48   $ 10.99   $ 10.04   $   --
Total Return.......................................       4.1%      4.5%      9.5%      0.4%       --
Investment Income Ratio............................       4.4%      5.2%      6.3%     53.8%
GROUP 4 POLICIES
Net Assets.........................................    $ 2,747   $ 1,614   $   552   $    --   $   --
Units Outstanding..................................        236       144        52        --       --
Variable Accumulation Unit Value...................    $ 11.66   $ 11.20   $ 10.72   $    --   $   --
Total Return.......................................       4.1%      4.5%      7.2%        --       --
Investment Income Ratio............................       4.4%      5.4%     16.2%        --

Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------


                        MAINSTAY VP                           MAINSTAY VP
            CAPITAL APPRECIATION--INITIAL CLASS             CASH MANAGEMENT
    ----------------------------------------------------   -----------------
      2004       2003       2002       2001       2000      2004      2003
    ------------------------------------------------------------------------
    $174,254   $171,100   $131,204   $185,293   $225,952   $15,071   $16,841
       8,889      9,027      8,730      8,468      7,873    10,726    12,004
    $  19.60   $  18.95   $  15.03   $  21.88   $  28.70   $  1.41   $  1.40
        3.4%      26.1%     (31.4%)    (23.8%)    (11.3%)     0.1%        --
        0.3%       0.2%       0.1%       0.1%                 0.8%      0.7%
    $ 53,193   $ 46,871   $ 30,458   $ 29,631   $ 15,454   $11,507   $13,640
       7,176      6,553      5,381      3,603      1,436    10,323    12,279
    $   7.41   $   7.15   $   5.66   $   8.22   $  10.76   $  1.11   $  1.11
        3.6%      26.4%     (31.2%)    (23.6%)    (11.2%)     0.3%      0.2%
        0.3%       0.2%       0.1%       0.1%                 0.8%      0.7%
    $    249   $    171   $     89   $     72   $     --   $ 2,255   $ 1,680
          26         19         13          7         --     2,166     1,627
    $   9.42   $   9.05   $   7.12   $  10.30   $     --   $  1.04   $  1.03
        4.2%      27.0%     (30.9%)      3.0%         --      0.8%      0.7%
        0.3%       0.3%       0.1%       0.3%                 0.8%      0.7%
    $  3,823   $  1,868   $    443   $     --   $     --   $ 4,412   $ 2,431
         362        184         55         --         --     4,317     2,399
    $  10.57   $  10.15   $   7.99   $     --   $     --   $  1.02   $  1.01
        4.2%      27.0%     (20.1%)        --         --      0.8%      0.7%
        0.3%       0.3%       0.3%         --                 0.9%      0.6%


             MAINSTAY VP
           CASH MANAGEMENT
     ---------------------------
      2002      2001      2000
     ---------------------------
     $25,473   $46,014   $40,729
      18,149    32,996    30,117
     $  1.40   $  1.39   $  1.35
        0.6%      3.0%      5.5%
        1.4%      3.7%
     $13,871   $12,365   $ 3,264
      12,508    11,244     3,067
     $  1.11   $  1.10   $  1.06
        0.8%      3.8%      5.0%
        1.3%      3.4%
     $ 3,050   $   523   $    --
       2,974       517        --
     $  1.03   $  1.01   $    --
        2.0%      1.0%        --
        1.2%      2.1%
     $ 1,472   $    --   $    --
       1,462        --        --
     $  1.01   $    --   $    --
        1.0%        --        --
        1.0%        --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------



                                                                       MAINSTAY VP
                                                               COMMON STOCK--INITIAL CLASS
                                                     -----------------------------------------------
                                                      2004      2003      2002      2001      2000
                                                     -----------------------------------------------
GROUP 1 POLICIES(a)
Net Assets.........................................  $65,117   $60,036   $46,902   $60,962   $69,704
Units Outstanding..................................    2,413     2,450     2,402     2,348     2,211
Variable Accumulation Unit Value...................  $ 26.99   $ 24.50   $ 19.53   $ 25.96   $ 31.53
Total Return.......................................    10.1%     25.5%    (24.8%)   (17.7%)    (4.0%)
Investment Income Ratio............................     1.4%      1.1%      0.9%      0.7%

GROUP 2 POLICIES(b)
Net Assets.........................................  $30,884   $25,743   $17,351   $15,533   $ 7,403
Units Outstanding..................................    3,038     2,794     2,368     1,598       628
Variable Accumulation Unit Value...................  $ 10.16   $  9.21   $  7.33   $  9.72   $ 11.78
Total Return.......................................    10.3%     25.7%    (24.6%)   (17.5%)    (3.8%)
Investment Income Ratio............................     1.5%      1.2%      1.1%      1.0%

GROUP 3 POLICIES
Net Assets.........................................  $   342   $   181   $   135   $   178   $    --
Units Outstanding..................................       33        20        18        18        --
Variable Accumulation Unit Value...................  $ 10.25   $  9.24   $  7.31   $  9.65   $    --
Total Return.......................................    10.9%     26.4%    (24.2%)    (3.5%)       --
Investment Income Ratio............................     1.8%      1.5%      0.9%      1.8%

GROUP 4 POLICIES
Net Assets.........................................  $ 3,337   $ 1,665   $   429   $    --   $    --
Units Outstanding..................................      285       158        51        --        --
Variable Accumulation Unit Value...................  $ 11.72   $ 10.57   $  8.36   $    --   $    --
Total Return.......................................    10.9%     26.4%    (16.4%)       --        --
Investment Income Ratio............................     1.8%      1.5%      3.2%        --

Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------



                    MAINSTAY VP                                     MAINSTAY VP
             CONVERTIBLE--INITIAL CLASS                      GOVERNMENT--INITIAL CLASS
    --------------------------------------------   ---------------------------------------------
     2004      2003      2002     2001     2000     2004      2003      2002      2001     2000
    --------------------------------------------------------------------------------------------
    $11,056   $ 9,403   $7,003   $6,864   $4,815   $11,676   $12,095   $13,456   $8,224   $4,168
        597       535      484      434      295       662       704       792      528      284
    $ 18.52   $ 17.58   $14.48   $15.83   $16.30   $ 17.63   $ 17.18   $ 16.98   $15.57   $14.70
       5.4%     21.4%    (8.5%)   (2.9%)   (5.7%)     2.6%      1.2%      9.1%     5.9%    11.4%
       2.1%      2.5%     2.9%     4.1%               4.1%      4.3%      3.8%     5.5%

    $16,830   $14,680   $9,942   $7,252   $2,692   $ 5,839   $ 5,949   $ 5,589   $2,237   $  150
      1,293     1,191      981      656      237       431       451       429      188       13
    $ 13.02   $ 12.33   $10.14   $11.06   $11.36   $ 13.56   $ 13.19   $ 13.01   $11.91   $11.22
       5.6%     21.6%    (8.3%)   (2.6%)   (5.5%)     2.8%      1.4%      9.3%     6.1%    11.6%
       2.1%      2.5%     3.3%     5.2%               4.2%      4.3%      4.3%     8.7%

    $   259   $   209   $   94   $   52   $   --   $   165   $   120   $    90   $   --   $   --
         21        18       10        5       --        14        11         8       --       --
    $ 12.27   $ 11.57   $ 9.46   $10.28   $   --   $ 11.45   $ 11.08   $ 10.88   $   --   $   --
       6.1%     22.2%    (8.1%)    2.8%       --      3.3%      1.9%      8.8%       --       --
       2.2%      2.8%     3.6%    11.9%               4.6%      4.5%      4.4%       --

    $ 3,837   $ 1,791   $  336   $   --   $   --   $ 2,413   $ 1,656   $   631   $   --   $   --
        310       153       35       --       --       215       152        59       --       --
    $ 12.39   $ 11.67   $ 9.55   $   --   $   --   $ 11.24   $ 10.87   $ 10.67   $   --   $   --
       6.1%     22.2%    (4.5%)      --       --      3.3%      1.9%      6.7%       --       --
       2.5%      3.5%    10.0%       --               4.8%      5.9%     10.4%       --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------



                                                                 MAINSTAY VP HIGH YIELD
                                                              CORPORATE BOND--INITIAL CLASS
                                                     -----------------------------------------------
                                                      2004      2003      2002      2001      2000
                                                     -----------------------------------------------
GROUP 1 POLICIES(a)
Net Assets.........................................  $53,870   $47,585   $30,983   $29,909   $26,361
Units Outstanding..................................    2,203     2,179     1,921     1,879     1,726
Variable Accumulation Unit Value...................  $ 24.45   $ 21.84   $ 16.13   $ 15.92   $ 15.28
Total Return.......................................    11.9%     35.4%      1.2%      4.2%     (6.5%)
Investment Income Ratio............................     7.6%      8.3%     10.7%     12.0%

GROUP 2 POLICIES(b)
Net Assets.........................................  $24,317   $18,335   $ 9,959   $ 5,199   $ 1,398
Units Outstanding..................................    1,554     1,314       969       514       144
Variable Accumulation Unit Value...................  $ 15.65   $ 13.95   $ 10.28   $ 10.12   $  9.70
Total Return.......................................    12.2%     35.7%      1.6%      4.3%     (6.4%)
Investment Income Ratio............................     7.6%      8.6%     12.7%     16.0%

GROUP 3 POLICIES
Net Assets.........................................  $   544   $   411   $   271   $   234   $    --
Units Outstanding..................................       34        29        26        23        --
Variable Accumulation Unit Value...................  $ 15.78   $ 14.00   $ 10.27   $ 10.06   $    --
Total Return.......................................    12.7%     36.4%      2.1%      0.6%        --
Investment Income Ratio............................     6.5%      7.6%     11.3%    101.5%

GROUP 4 POLICIES
Net Assets.........................................  $ 8,986   $ 3,601   $   851   $    --   $    --
Units Outstanding..................................      597       270        87        --        --
Variable Accumulation Unit Value...................  $ 15.06   $ 13.36   $  9.79   $    --   $    --
Total Return.......................................    12.7%     36.4%     (2.1%)       --        --
Investment Income Ratio............................     9.5%     11.0%     29.2%        --

Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------


                     MAINSTAY VP                                MAINSTAY VP
         INTERNATIONAL EQUITY--INITIAL CLASS            MID CAP CORE--INITIAL CLASS
    ---------------------------------------------   -----------------------------------
     2004      2003     2002     2001      2000      2004      2003     2002      2001
    -----------------------------------------------------------------------------------
    $13,646   $8,605   $5,894   $ 5,424   $ 6,250   $11,787   $7,136   $ 4,625   $4,832
        725      533      471       412       405       890      654       570      515
    $ 18.82   $16.15   $12.51   $ 13.18   $ 15.44   $ 13.25   $10.91   $  8.11   $ 9.38
      16.5%    29.1%    (5.1%)   (14.6%)   (18.6%)    21.4%    34.6%    (13.5%)   (6.2%)
       1.1%     2.0%     1.4%      1.3%                0.6%     0.5%      0.3%     0.3%

    $ 6,258   $3,310   $1,670   $ 1,038   $   650   $ 3,914   $1,640   $   653   $  160
        540      334      218       129        69       292      149        80       17
    $ 11.58   $ 9.92   $ 7.67   $  8.06   $  9.42   $ 13.43   $11.04   $  8.19   $ 9.45
      16.8%    29.4%    (4.7%)   (14.4%)   (18.5%)    21.6%    34.8%    (13.4%)   (5.5%)
       1.2%     2.3%     1.7%      1.5%                0.7%     0.6%      0.4%     1.0%

    $    --   $   --   $   --   $    --   $    --   $    --   $   --   $    --   $   --
         --       --       --        --        --        --       --        --       --
    $    --   $   --   $   --   $    --   $    --   $    --   $   --   $    --   $   --
         --       --       --        --        --        --       --        --       --
         --       --       --        --                  --       --        --       --

    $ 2,665   $  526   $   59   $    --   $    --   $ 2,594   $  566   $    73   $   --
        190       44        6        --        --       183       49         9       --
    $ 14.04   $11.96   $ 9.20   $    --   $    --   $ 14.21   $11.63   $  8.58   $   --
      17.3%    30.0%    (8.0%)       --        --     22.2%    35.5%    (14.2%)      --
       1.6%     3.4%     5.6%        --                0.8%     0.8%      1.1%       --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------



                                                   MAINSTAY VP                           MAINSTAY VP
                                          MID CAP GROWTH--INITIAL CLASS         MID CAP VALUE--INITIAL CLASS
                                       -----------------------------------   -----------------------------------
                                        2004      2003     2002      2001     2004      2003     2002      2001
                                       -------------------------------------------------------------------------
GROUP 1 POLICIES(a)
Net Assets...........................  $11,789   $7,461   $ 3,688   $4,730   $14,820   $9,718   $ 6,585   $5,620
Units Outstanding....................    1,041      802       570      518     1,185      907       787      570
Variable Accumulation Unit Value.....  $ 11.33   $ 9.30   $  6.47   $ 9.12   $ 12.51   $10.72   $  8.37   $ 9.86
Total Return.........................    21.8%    43.8%    (29.1%)   (8.8%)    16.7%    28.1%    (15.1%)   (1.4%)
Investment Income Ratio..............       --       --        --       --      1.0%     1.1%      1.1%     1.1%

GROUP 2 POLICIES(b)
Net Assets...........................  $ 6,775   $3,517   $ 1,074   $  344   $ 9,228   $5,632   $ 2,954   $  962
Units Outstanding....................      574      363       160       36       733      523       352       97
Variable Accumulation Unit Value.....  $ 11.81   $ 9.68   $  6.72   $ 9.46   $ 12.59   $10.76   $  8.39   $ 9.87
Total Return.........................    22.0%    44.1%    (28.9%)   (5.4%)    17.0%    28.3%    (15.0%)   (1.3%)
Investment Income Ratio..............       --       --        --       --      1.0%     1.2%      1.4%     3.0%

GROUP 3 POLICIES
Net Assets...........................  $    --   $   --   $    --   $   --   $    --   $   --   $    --   $   --
Units Outstanding....................       --       --        --       --        --       --        --       --
Variable Accumulation Unit Value.....  $    --   $   --   $    --   $   --   $    --   $   --   $    --   $   --
Total Return.........................       --       --        --       --        --       --        --       --
Investment Income Ratio..............       --       --        --       --        --       --        --       --

GROUP 4 POLICIES
Net Assets...........................  $ 4,691   $1,304   $   256   $   --   $ 4,862   $1,814   $   458   $   --
Units Outstanding....................      353      120        34       --       381      167        54       --
Variable Accumulation Unit Value.....  $ 13.31   $10.85   $  7.50   $   --   $ 12.75   $10.84   $  8.41   $   --
Total Return.........................    22.6%    44.8%    (25.0%)      --     17.5%    29.0%    (15.9%)      --
Investment Income Ratio..............       --       --        --       --      1.2%     1.5%      3.4%       --

Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------



                        MAINSTAY VP                                   MAINSTAY VP
               S&P 500 INDEX--INITIAL CLASS                 SMALL CAP GROWTH--INITIAL CLASS
    ---------------------------------------------------   -----------------------------------
      2004       2003      2002       2001       2000      2004      2003     2002      2001
    -----------------------------------------------------------------------------------------
    $146,432   $133,315   $99,916   $121,766   $120,772   $10,272   $8,132   $ 4,477   $5,104
       4,895      4,890     4,665      4,392      3,800       967      831       644      536
    $  29.91   $  27.26   $ 21.42   $  27.73   $  31.77   $ 10.63   $ 9.78   $  6.95   $ 9.51
        9.7%      27.3%    (22.8%)    (12.7%)     (9.9%)     8.6%    40.7%    (26.9%)   (4.9%)
        1.6%       1.4%      1.3%       1.1%                   --       --        --       --

    $ 69,081   $ 56,757   $35,382   $ 29,324   $ 14,201   $ 6,396   $4,170   $ 1,442   $  385
       7,035      6,355     5,053      3,241      1,373       585      415       202       40
    $   9.82   $   8.93   $  7.00   $   9.05   $  10.35   $ 10.93   $10.04   $  7.12   $ 9.73
        9.9%      27.6%    (22.6%)    (12.6%)     (9.8%)     8.9%    41.0%    (26.8%)   (2.7%)
        1.7%       1.5%      1.5%       1.4%                   --       --        --       --

    $    817   $    410   $     9   $     --   $     --   $    --   $   --   $    --   $   --
          74         41         1         --         --        --       --        --       --
    $  11.11   $  10.06   $  7.85   $     --   $     --   $    --   $   --   $    --   $   --
       10.5%      28.2%    (21.5%)        --         --        --       --        --       --
        1.6%       3.1%      3.1%         --                   --       --        --       --

    $ 18,720   $  6,886   $ 1,890   $     --   $     --   $ 3,819   $1,337   $   209   $   --
       1,547        629       221         --         --       301      115        26       --
    $  12.10   $  10.95   $  8.54   $     --   $     --   $ 12.67   $11.58   $  8.17   $   --
       10.5%      28.2%    (14.6%)        --         --      9.4%    41.7%    (18.3%)      --
        2.2%       2.0%      4.4%         --                   --       --        --       --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------



                                                                       MAINSTAY VP
                                                               TOTAL RETURN--INITIAL CLASS
                                                     -----------------------------------------------
                                                      2004      2003      2002      2001      2000
                                                     -----------------------------------------------
GROUP 1 POLICIES(a)
Net Assets.........................................  $44,038   $42,609   $36,510   $43,693   $46,997
Units Outstanding..................................    2,129     2,175     2,215     2,197     2,095
Variable Accumulation Unit Value...................  $ 20.69   $ 19.59   $ 16.48   $ 19.89   $ 22.43
Total Return.......................................     5.6%     18.8%    (17.0%)   (11.3%)    (5.0%)
Investment Income Ratio............................     1.7%      1.9%      2.5%      2.6%

GROUP 2 POLICIES(b)
Net Assets.........................................  $13,594   $11,610   $ 8,019   $ 6,514   $ 2,178
Units Outstanding..................................    1,343     1,214       998       673       200
Variable Accumulation Unit Value...................  $ 10.12   $  9.57   $  8.03   $  9.68   $ 10.89
Total Return.......................................     5.8%     19.1%    (16.9%)   (11.1%)    (4.8%)
Investment Income Ratio............................     1.8%      2.1%      2.9%      4.0%

GROUP 3 POLICIES
Net Assets.........................................  $   101   $     3   $     1   $    --   $    --
Units Outstanding..................................        9        --        --        --        --
Variable Accumulation Unit Value...................  $ 10.88   $ 10.23   $  8.55   $    --   $    --
Total Return.......................................     6.4%     19.7%    (14.5%)       --        --
Investment Income Ratio............................     1.7%      2.2%      1.0%        --

GROUP 4 POLICIES
Net Assets.........................................  $ 1,898   $   914   $   362   $    --   $    --
Units Outstanding..................................      165        84        40        --        --
Variable Accumulation Unit Value...................  $ 11.53   $ 10.84   $  9.06   $    --   $    --
Total Return.......................................     6.4%     19.7%     (9.4%)       --        --
Investment Income Ratio............................     2.2%      2.5%     13.3%        --

Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------


                                                                      MAINSTAY VP
                      MAINSTAY VP                                   AMERICAN CENTURY
                 VALUE--INITIAL CLASS                        INCOME & GROWTH--INITIAL CLASS
    -----------------------------------------------   --------------------------------------------
     2004      2003      2002      2001      2000      2004     2003     2002      2001     2000
    ----------------------------------------------------------------------------------------------
    $44,899   $40,618   $31,545   $37,813   $33,582   $1,780   $1,371   $   711   $  652   $   377
      2,054     2,053     2,017     1,895     1,678      183      157       104       76        40
    $ 21.86   $ 19.78   $ 15.64   $ 19.95   $ 20.01   $ 9.75   $ 8.72   $  6.82   $ 8.54   $  9.40
      10.5%     26.5%    (21.6%)    (0.3%)    12.1%    11.9%    27.8%    (20.1%)   (9.1%)    (6.0%)
       1.2%      1.6%      1.4%      1.5%               1.9%     1.9%      1.2%     1.0%

    $17,691   $14,265   $ 8,835   $ 5,849   $   870   $4,141   $3,183   $ 2,008   $1,716   $   761
      1,353     1,208       948       493        73      407      351       284      194        78
    $ 13.08   $ 11.81   $  9.32   $ 11.86   $ 11.87   $10.16   $ 9.07   $  7.08   $ 8.84   $  9.71
      10.7%     26.7%    (21.4%)    (0.1%)    12.3%    12.1%    28.1%    (19.9%)   (9.0%)   (11.2%)
       1.2%      1.7%      1.8%      2.7%               1.9%     1.6%      1.3%     1.2%

    $ 1,036   $   736   $   274   $   296   $    --   $   91   $  350   $     9   $   --   $    --
         92        73        35        29        --        8       33         1       --        --
    $ 11.25   $ 10.11   $  7.94   $ 10.05   $    --   $11.86   $10.52   $  8.18   $   --   $    --
      11.3%     27.4%    (21.0%)     0.5%        --    12.7%    28.7%    (18.2%)      --        --
       1.6%      1.8%      1.4%      8.1%               0.7%     1.8%      1.2%       --

    $ 3,975   $ 2,025   $   708   $    --   $    --   $  899   $  323   $    68   $   --   $    --
        346       196        87        --        --       72       29         8       --        --
    $ 11.48   $ 10.31   $  8.10   $    --   $    --   $12.55   $11.14   $  8.66   $   --   $    --
      11.3%     27.4%    (19.0%)       --        --    12.7%    28.7%    (13.4%)      --        --
       1.4%      2.1%      4.4%        --               2.4%     2.2%      3.7%       --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------


                                                                       MAINSTAY VP
                                                                  DREYFUS LARGE COMPANY
                                                                  VALUE--INITIAL CLASS
                                                       -------------------------------------------
                                                        2004     2003     2002      2001     2000
                                                       -------------------------------------------
GROUP 1 POLICIES(a)
Net Assets.........................................    $1,805   $1,238   $   725   $  691   $   72
Units Outstanding..................................       171      130        96       70        7
Variable Accumulation Unit Value...................    $10.57   $ 9.56   $  7.52   $ 9.82   $10.36
Total Return.......................................     10.6%    27.1%    (23.4%)   (5.2%)    3.6%
Investment Income Ratio............................      1.1%     0.9%      0.7%     1.2%

GROUP 2 POLICIES(b)
Net Assets.........................................    $5,346   $4,035   $ 2,364   $2,001   $  560
Units Outstanding..................................       474      396       296      192       51
Variable Accumulation Unit Value...................    $11.28   $10.18   $  8.00   $10.42   $10.96
Total Return.......................................     10.8%    27.3%    (23.2%)   (4.9%)    6.0%
Investment Income Ratio............................      1.1%     1.0%      0.7%     1.1%

GROUP 3 POLICIES
Net Assets.........................................    $  118   $   63   $    10   $   --   $   --
Units Outstanding..................................        10        6         1       --       --
Variable Accumulation Unit Value...................    $11.76   $10.56   $  8.26   $   --   $   --
Total Return.......................................     11.4%    27.9%    (17.4%)      --       --
Investment Income Ratio............................      1.0%     1.3%      0.7%       --

GROUP 4 POLICIES
Net Assets.........................................    $1,234   $  407   $    74   $   --   $   --
Units Outstanding..................................       104       38         9       --       --
Variable Accumulation Unit Value...................    $11.85   $10.64   $  8.31   $   --   $   --
Total Return.......................................     11.4%    27.9%    (16.9%)      --       --
Investment Income Ratio............................      1.4%     1.4%      1.8%       --

Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------

                      MAINSTAY VP                          ALGER AMERICAN               ALGER AMERICAN
                EAGLE ASSET MANAGEMENT                   LEVERAGED ALL CAP--        SMALL CAPITALIZATION--
             GROWTH EQUITY--INITIAL CLASS                  CLASS O SHARES               CLASS O SHARES
    -----------------------------------------------   -------------------------   ---------------------------
     2004      2003      2002      2001      2000      2004     2003     2002      2004      2003      2002
    ---------------------------------------------------------------------------------------------------------
    $ 3,483   $ 3,207   $ 2,214   $ 2,750   $ 1,967   $   --   $   --   $    --   $16,480   $14,286   $ 8,883
        517       461       405       359       213       --       --        --     1,556     1,562     1,373
    $  6.74   $  6.95   $  5.47   $  7.67   $  9.25   $   --   $   --   $    --   $ 10.59   $  9.15   $  6.47
      (3.0%)    27.2%    (28.7%)   (17.1%)    (7.5%)      --       --        --     15.8%     41.4%    (26.7%)
       0.2%      0.2%      0.1%        --                 --       --        --        --        --        --

    $12,186   $12,283   $ 7,827   $ 7,326   $ 3,130   $   --   $   --   $    --   $12,816   $10,177   $ 6,027
      1,332     1,305     1,060       709       251       --       --        --     1,601     1,475     1,237
    $  9.15   $  9.41   $  7.39   $ 10.34   $ 12.45   $   --   $   --   $    --   $  8.00   $  6.90   $  4.87
      (2.8%)    27.4%    (28.6%)   (16.9%)   (10.4%)      --       --        --     16.0%     41.6%    (26.6%)
       0.2%      0.2%      0.1%        --                 --       --        --        --        --        --

    $   214   $   191   $    96   $    21   $    --   $   64   $   38   $     6   $ 1,311   $   894   $    51
         24        21        13         2        --        5        3         1       104        83         7
    $  9.08   $  9.30   $  7.26   $ 10.11   $    --   $12.90   $11.92   $  8.85   $ 12.62   $ 10.82   $  7.60
      (2.3%)    28.1%    (28.2%)     1.1%        --     8.2%    34.7%    (11.5%)    16.6%     42.3%    (26.2%)
       0.3%      0.2%      0.1%        --                 --       --        --        --        --        --

    $ 1,257   $   655   $   159   $    --   $    --   $   --   $   --   $    --   $ 1,704   $   430   $    66
        122        62        19        --        --       --       --        --       124        37         8
    $ 10.29   $ 10.54   $  8.23   $    --   $    --   $   --   $   --   $    --   $ 13.72   $ 11.77   $  8.27
      (2.3%)    28.1%    (17.7%)       --        --       --       --        --     16.6%     42.3%    (17.3%)
       0.3%      0.2%      0.2%        --                 --       --        --        --        --        --

      ALGER AMERICAN
     SMALL CAPITALIZATION--
      CLASS O SHARES
     -----------------
      2001      2000
    ---------------------------------------------------------------------------------------------------------
     $10,628   $12,193
       1,203       966
     $  8.83   $ 12.62
      (30.0%)   (27.7%)
          --
     $ 5,640   $ 3,724
         850       394
     $  6.64   $  9.46
      (29.8%)   (27.6%)
          --
     $    28   $    --
           3        --
     $ 10.31   $    --
        3.1%        --
          --
     $    --   $    --
          --        --
     $    --   $    --
          --        --
          --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------


                                                AMERICAN CENTURY VP       AMERICAN CENTURY VP
                                               INFLATION PROTECTION--       INTERNATIONAL--          AMERICAN CENTURY VP
                                                      CLASS II                  CLASS II               VALUE--CLASS II
                                               ----------------------   ------------------------   ------------------------
                                                        2004             2004     2003     2002     2004     2003     2002
                                               ----------------------------------------------------------------------------
GROUP 1 POLICIES(a)
Net Assets...................................          $   --           $   --   $   --   $   --   $   --   $   --   $   --
Units Outstanding............................              --               --       --       --       --       --       --
Variable Accumulation Unit Value.............          $   --           $   --   $   --   $   --   $   --   $   --   $   --
Total Return.................................              --               --       --       --       --       --       --
Investment Income Ratio......................              --               --       --       --       --       --       --

GROUP 2 POLICIES(b)
Net Assets...................................          $   --           $   --   $   --   $   --   $   --   $   --   $   --
Units Outstanding............................              --               --       --       --       --       --       --
Variable Accumulation Unit Value.............          $   --           $   --   $   --   $   --   $   --   $   --   $   --
Total Return.................................              --               --       --       --       --       --       --
Investment Income Ratio......................              --               --       --       --       --       --       --

GROUP 3 POLICIES
Net Assets...................................          $    1           $   53   $  208   $   --   $  973   $  189   $   --
Units Outstanding............................              --                4       17       --       67       15       --
Variable Accumulation Unit Value.............          $10.39           $13.74   $11.98   $ 9.63   $14.48   $12.68   $ 9.84
Total Return.................................            3.9%            14.8%    24.4%    (3.7%)   14.2%    28.8%    (1.6%)
Investment Income Ratio......................            4.6%             3.0%       --       --     0.4%       --       --

GROUP 4 POLICIES
Net Assets...................................          $   --           $   --   $   --   $   --   $   --   $   --   $   --
Units Outstanding............................              --               --       --       --       --       --       --
Variable Accumulation Unit Value.............          $   --           $   --   $   --   $   --   $   --   $   --   $   --
Total Return.................................              --               --       --       --       --       --       --
Investment Income Ratio......................              --               --       --       --       --       --       --

Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------


                                                                                         DREYFUS VIF
                                                              DREYFUS IP                 DEVELOPING
                      CALVERT                            TECHNOLOGY GROWTH--              LEADERS--
                  SOCIAL BALANCED                           INITIAL SHARES             INITIAL SHARES
    -------------------------------------------   ----------------------------------   ---------------
     2004     2003     2002      2001     2000     2004     2003     2002      2001     2004     2003
    --------------------------------------------------------------------------------------------------
    $1,518   $1,377   $ 1,178   $1,275   $1,248   $3,086   $1,633   $   320   $  279   $   --   $   --
       101       98        99       94       85      351      185        54       29       --       --
    $15.09   $14.04   $ 11.85   $13.58   $14.70   $ 8.79   $ 8.81   $  5.88   $ 9.77   $   --   $   --
      7.5%    18.5%    (12.7%)   (7.6%)   (3.8%)   (0.2%)   49.9%    (39.8%)   (2.3%)      --       --
      1.7%     1.9%      2.9%     3.9%                --       --        --       --       --       --

    $1,962   $1,712   $ 1,379   $  914   $  400   $2,429   $1,884   $   550   $  191   $   --   $   --
       183      172       165       95       39      266      206        91       19       --       --
    $10.70   $ 9.93   $  8.36   $ 9.57   $10.33   $ 9.13   $ 9.13   $  6.08   $10.08   $   --   $   --
      7.7%    18.7%    (12.6%)   (7.4%)   (3.6%)    0.0%    50.2%    (39.7%)    0.8%       --       --
      1.8%     2.0%      3.4%     5.8%                --       --        --       --       --       --

    $   --   $   --   $    --   $   --   $   --   $   75   $   53   $    24   $    5   $  279   $  135
        --       --        --       --       --        6        5         3       --       20       11
    $   --   $   --   $    --   $   --   $   --   $11.56   $11.51   $  7.63   $12.59   $14.20   $12.75
        --       --        --       --       --     0.5%    51.0%    (39.4%)   25.9%    11.3%    27.5%
        --       --        --       --                --       --        --       --     0.2%       --

    $  451   $  185   $    59   $   --   $   --   $1,641   $  637   $    68   $   --   $   --   $   --
        37       17         6       --       --      141       55         9       --       --       --
    $12.03   $11.11   $  9.31   $   --   $   --   $11.64   $11.59   $  7.68   $   --   $   --   $   --
      8.3%    19.3%     (6.9%)      --       --     0.5%    51.0%    (23.2%)      --       --       --
      2.4%     2.6%     16.8%       --                --       --        --       --       --       --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------



                                                                     FIDELITY(R) VIP
                                                              CONTRAFUND(R)--INITIAL CLASS
                                                     -----------------------------------------------
                                                      2004      2003      2002      2001      2000
                                                     -----------------------------------------------
GROUP 1 POLICIES(a)
Net Assets.........................................  $71,268   $59,024   $43,637   $44,376   $43,916
Units Outstanding..................................    3,282     3,117     2,940     2,691     2,321
Variable Accumulation Unit Value...................  $ 21.71   $ 18.94   $ 14.84   $ 16.49   $ 18.92
Total Return.......................................    14.7%     27.6%    (10.0%)   (12.8%)    (7.3%)
Investment Income Ratio............................     0.3%      0.4%      0.8%      0.8%

GROUP 2 POLICIES(b)
Net Assets.........................................  $40,911   $30,734   $19,700   $15,235   $ 7,568
Units Outstanding..................................    3,214     2,774     2,273     1,586       688
Variable Accumulation Unit Value...................  $ 12.73   $ 11.08   $  8.67   $  9.61   $ 11.00
Total Return.......................................    14.9%     27.8%     (9.8%)   (12.6%)    (7.1%)
Investment Income Ratio............................     0.3%      0.4%      0.7%      0.5%

GROUP 3 POLICIES
Net Assets.........................................  $ 1,376   $   641   $   177   $   168   $    --
Units Outstanding..................................      104        56        20        17        --
Variable Accumulation Unit Value...................  $ 13.26   $ 11.48   $  8.94   $  9.86   $    --
Total Return.......................................    15.5%     28.5%     (9.3%)    (1.4%)       --
Investment Income Ratio............................     0.3%      0.4%      0.8%        --

GROUP 4 POLICIES
Net Assets.........................................  $ 6,747   $ 2,500   $   523   $    --   $    --
Units Outstanding..................................      509       218        59        --        --
Variable Accumulation Unit Value...................  $ 13.25   $ 11.47   $  8.93   $    --   $    --
Total Return.......................................    15.5%     28.5%    (10.7%)       --        --
Investment Income Ratio............................     0.2%      0.2%        --        --

Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------



                     FIDELITY(R) VIP                             FIDELITY(R) VIP                      FIDELITY(R) VIP
              EQUITY-INCOME--INITIAL CLASS                    GROWTH--INITIAL CLASS               INDEX 500--INITIAL CLASS
     -----------------------------------------------   -----------------------------------   ----------------------------------
      2004      2003      2002      2001      2000      2004      2003     2002      2001     2004     2003     2002      2001
     --------------------------------------------------------------------------------------------------------------------------
     $27,122   $22,122   $16,081   $17,855   $15,911   $    --   $   --   $    --   $   --   $   --   $   --   $    --   $   --
       1,461     1,320     1,241     1,137       956        --       --        --       --       --       --        --       --
     $ 18.57   $ 16.76   $ 12.95   $ 15.71   $ 16.64   $    --   $   --   $    --   $   --   $   --   $   --   $    --   $   --
       10.8%     29.4%    (17.7%)    (5.6%)     7.6%        --       --        --       --       --       --        --       --
        1.4%      1.7%      1.7%      1.5%                  --       --        --       --       --       --        --       --

     $16,306   $12,853   $ 7,626   $ 5,786   $ 2,272   $    --   $   --   $    --   $   --   $   --   $   --   $    --   $   --
       1,270     1,111       855       536       199        --       --        --       --       --       --        --       --
     $ 12.84   $ 11.57   $  8.92   $ 10.79   $ 11.41   $    --   $   --   $    --   $   --   $   --   $   --   $    --   $   --
       11.0%     29.7%    (17.3%)    (5.4%)     7.8%        --       --        --       --       --       --        --       --
        1.4%      1.6%      1.4%      1.1%                  --       --        --       --       --       --        --       --

     $   401   $   732   $    47   $     1   $    --   $   316   $  258   $   101   $  150   $  906   $  613   $    87   $  102
          32        66         6        --        --        34       28        15       15       84       63        11       10
     $ 12.46   $ 11.17   $  8.57   $ 10.32   $    --   $  9.36   $ 9.05   $  6.82   $ 9.75   $10.78   $ 9.74   $  7.59   $ 9.76
       11.5%     30.3%    (17.1%)     3.2%        --      3.4%    32.8%    (30.1%)   (2.5%)   10.6%    28.4%    (22.2%)   (2.4%)
        2.8%      0.3%      0.5%        --                0.2%     0.2%      0.3%       --     1.7%     0.7%      1.3%       --

     $ 4,697   $ 1,449   $   334   $    --   $    --   $    --   $   --   $    --   $   --   $   --   $   --   $    --   $   --
         380       131        39        --        --        --       --        --       --       --       --        --       --
     $ 12.36   $ 11.09   $  8.51   $    --   $    --   $    --   $   --   $    --   $   --   $   --   $   --   $    --   $   --
       11.5%     30.3%    (14.9%)       --        --        --       --        --       --       --       --        --       --
        0.9%      0.9%        --        --                  --       --        --       --       --       --        --       --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------

                                        FIDELITY(R) VIP                        FIDELITY(R) VIP
                                        INVESTMENT GRADE                          MID CAP--
                                      BOND--INITIAL CLASS                       INITIAL CLASS
                                 ------------------------------   -----------------------------------------
                                   2004       2003       2002       2004       2003       2002       2001
                                 --------------------------------------------------------------------------
GROUP 1 POLICIES(a)
Net Assets.....................   $   --     $   --     $   --     $   --     $   --     $   --     $   --
Units Outstanding..............       --         --         --         --         --         --         --
Variable Accumulation Unit
  Value........................   $   --     $   --     $   --     $   --     $   --     $   --     $   --
Total Return...................       --         --         --         --         --         --         --
Investment Income Ratio........       --         --         --         --         --         --         --


GROUP 2 POLICIES(b)
Net Assets.....................   $   --     $   --     $   --     $   --     $   --     $   --     $   --
Units Outstanding..............       --         --         --         --         --         --         --
Variable Accumulation Unit
  Value........................   $   --     $   --     $   --     $   --     $   --     $   --     $   --
Total Return...................       --         --         --         --         --         --         --
Investment Income Ratio........       --         --         --         --         --         --         --


GROUP 3 POLICIES
Net Assets.....................   $   28     $   89     $   51     $1,800     $  632     $  393     $  344
Units Outstanding..............        3          8          5        112         49         42         33
Variable Accumulation Unit
  Value........................   $11.18     $10.70     $10.17     $16.10     $12.89     $ 9.30     $10.31
Total Return...................     4.5%       5.2%       1.7%      24.9%      38.6%      (9.8%)      3.1%
Investment Income Ratio........    10.1%       4.1%         --         --       0.4%       0.8%         --


GROUP 4 POLICIES
Net Assets.....................   $   --     $   --     $   --     $   --     $   --     $   --     $   --
Units Outstanding..............       --         --         --         --         --         --         --
Variable Accumulation Unit
  Value........................   $   --     $   --     $   --     $   --     $   --     $   --     $   --
Total Return...................       --         --         --         --         --         --         --
Investment Income Ratio........       --         --         --         --         --         --         --

                                        FIDELITY(R) VIP
                                           OVERSEAS--
                                         INITIAL CLASS
                                 ------------------------------
                                   2004       2003       2002
                                 ------------------------------
GROUP 1 POLICIES(a)
Net Assets.....................   $   --     $   --    $    --
Units Outstanding..............       --         --         --
Variable Accumulation Unit
  Value........................   $   --     $   --    $    --
Total Return...................       --         --         --
Investment Income Ratio........       --         --         --

GROUP 2 POLICIES(b)
Net Assets.....................   $   --     $   --    $    --
Units Outstanding..............       --         --         --
Variable Accumulation Unit
  Value........................   $   --     $   --    $    --
Total Return...................       --         --         --
Investment Income Ratio........       --         --         --

GROUP 3 POLICIES
Net Assets.....................   $  525     $  509    $     1
Units Outstanding..............       41         45         --
Variable Accumulation Unit
  Value........................   $12.83     $11.29    $  7.88
Total Return...................    13.6%      43.4%     (21.2%)
Investment Income Ratio........     0.9%       0.1%         --

GROUP 4 POLICIES
Net Assets.....................   $   --     $   --    $    --
Units Outstanding..............       --         --         --
Variable Accumulation Unit
  Value........................   $   --     $   --    $    --
Total Return...................       --         --         --
Investment Income Ratio........       --         --         --

Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------


                                                                JANUS ASPEN SERIES
              JANUS ASPEN SERIES BALANCED--                      MID CAP GROWTH--
                  INSTITUTIONAL SHARES                         INSTITUTIONAL SHARES
     -----------------------------------------------   -------------------------------------
      2004      2003      2002      2001      2000      2004      2003       2002      2001
     ---------------------------------------------------------------------------------------
     $43,708   $43,234   $36,821   $35,709   $31,845   $    --   $    --   $     --   $   --
       2,031     2,165     2,089     1,882     1,589        --        --         --       --
     $ 21.52   $ 19.97   $ 17.63   $ 18.98   $ 20.04   $    --   $    --   $     --   $   --
        7.8%     13.3%     (7.1%)    (5.3%)    (3.0%)       --        --         --       --
        2.3%      2.3%      2.5%      2.7%                  --        --         --       --

     $54,629   $47,916   $36,285   $26,919   $12,464   $    --   $    --   $     --   $   --
       4,488     4,251     3,653     2,523     1,108        --        --         --       --
     $ 12.17   $ 11.27   $  9.93   $ 10.67   $ 11.25   $    --   $    --   $     --   $   --
        8.0%     13.5%     (6.9%)    (5.2%)    (2.8%)       --        --         --       --
        2.3%      2.3%      2.7%      3.1%                  --        --         --       --

     $   335   $   246   $   110   $    86   $    --   $   114   $    27   $      2   $    1
          29        23        12         9        --         9         3         --       --
     $ 11.63   $ 10.72   $  9.40   $ 10.04   $    --   $ 12.57   $ 10.41   $   7.70   $10.69
        8.5%     14.0%     (6.3%)     0.4%        --     20.7%     35.1%     (27.9%)    6.9%
        2.3%      2.5%      2.4%      4.2%                  --        --         --       --

     $ 6,487   $ 3,422   $ 1,084   $    --   $    --   $    --   $    --   $     --   $   --
         553       317       114        --        --        --        --         --       --
     $ 11.72   $ 10.80   $  9.47   $    --   $    --   $    --   $    --   $     --   $   --
        8.5%     14.0%     (5.3%)       --        --        --        --         --       --
        2.7%      2.6%      4.4%        --                  --        --         --       --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------


                                                                     JANUS ASPEN SERIES
                                                                     WORLDWIDE GROWTH--
                                                                    INSTITUTIONAL SHARES
                                                       -----------------------------------------------
                                                        2004      2003      2002      2001      2000
                                                       -----------------------------------------------
GROUP 1 POLICIES(a)
Net Assets.........................................    $52,683   $51,897   $41,366   $52,870   $60,953
Units Outstanding..................................      3,304     3,386     3,323     3,142     2,790
Variable Accumulation Unit Value...................    $ 15.95   $ 15.33   $ 12.45   $ 16.82   $ 21.84
Total Return.......................................       4.0%     23.1%    (25.9%)   (23.0%)   (16.3%)
Investment Income Ratio............................       1.0%      1.1%      0.9%      0.5%

GROUP 2 POLICIES(b)
Net Assets.........................................    $45,284   $40,827   $27,454   $25,080   $14,062
Units Outstanding..................................      5,200     4,887     4,055     2,746     1,188
Variable Accumulation Unit Value...................    $  8.71   $  8.35   $  6.77   $  9.13   $ 11.84
Total Return.......................................       4.3%     23.4%    (25.7%)   (22.9%)   (16.1%)
Investment Income Ratio............................       1.0%      1.1%      1.0%      0.6%

GROUP 3 POLICIES
Net Assets.........................................    $   241   $   185   $   136   $   104   $    --
Units Outstanding..................................         24        20        18        10        --
Variable Accumulation Unit Value...................    $  9.91   $  9.46   $  7.63   $ 10.24   $    --
Total Return.......................................       4.8%     24.0%    (25.4%)     2.4%        --
Investment Income Ratio............................       1.0%      1.0%      1.1%      1.0%

GROUP 4 POLICIES
Net Assets.........................................    $ 2,999   $ 1,530   $   418   $    --   $    --
Units Outstanding..................................        282       151        51        --        --
Variable Accumulation Unit Value...................    $ 10.63   $ 10.15   $  8.19   $    --   $    --
Total Return.......................................       4.8%     24.0%    (18.1%)       --        --
Investment Income Ratio............................       1.2%      1.1%      1.8%        --

Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------

                                           MFS(R) NEW         MFS(R)           MFS(R)
                                            DISCOVERY        RESEARCH         UTILITIES
             MFS(R) INVESTORS               SERIES--         SERIES--         SERIES--
       TRUST SERIES--INITIAL CLASS        INITIAL CLASS    INITIAL CLASS    INITIAL CLASS
    ----------------------------------   ---------------   -------------   ---------------
     2004     2003     2002      2001     2004     2003        2004         2004     2003
    --------------------------------------------------------------------------------------
    $   --   $   --   $    --   $   --   $   --   $   --      $   --       $   --   $   --
        --       --        --       --       --       --          --           --       --
    $   --   $   --   $    --   $   --   $   --   $   --      $   --       $   --   $   --
        --       --        --       --       --       --          --           --       --
        --       --        --       --       --       --          --           --       --

    $   --   $   --   $    --   $   --   $   --   $   --      $   --       $   --   $   --
        --       --        --       --       --       --          --           --       --
    $   --   $   --   $    --   $   --   $   --   $   --      $   --       $   --   $   --
        --       --        --       --       --       --          --           --       --
        --       --        --       --       --       --          --           --       --

    $   58   $   54   $    46   $   61   $   62   $   22      $   --       $   19   $    5
         5        6         6        6        6        2          --            1       --
    $10.72   $ 9.63   $  7.88   $ 9.97   $11.22   $10.54      $11.70       $16.76   $12.87
     11.4%    22.1%    (21.0%)   (0.3%)    6.5%     5.4%       17.0%        30.2%    28.7%
      0.6%     0.7%      0.5%       --       --       --          --         0.8%     2.2%

    $   --   $   --   $    --   $   --   $   --   $   --      $   --       $   --   $   --
        --       --        --       --       --       --          --           --       --
    $   --   $   --   $    --   $   --   $   --   $   --      $   --       $   --   $   --
        --       --        --       --       --       --          --           --       --
        --       --        --       --       --       --          --           --       --


            NEUBERGER BERMAN AMT
          MID-CAP GROWTH--CLASS I
     ----------------------------------
      2004     2003     2002      2001
    --------------------------------------------------------------------------------------   ----------------------------------
     $   --   $   --   $    --   $   --
         --       --        --       --
     $   --   $   --   $    --   $   --
         --       --        --       --
         --       --        --       --
     $   --   $   --   $    --   $   --
         --       --        --       --
     $   --   $   --   $    --   $   --
         --       --        --       --
         --       --        --       --
     $   83   $   39   $    10   $    4
          7        4         1       --
     $12.12   $10.42   $  8.14   $11.52
      16.3%    28.1%    (29.3%)   15.2%
         --       --        --       --
     $   --   $   --   $    --   $   --
         --       --        --       --
     $   --   $   --   $    --   $   --
         --       --        --       --
         --       --        --       --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------


                                                                                            T. ROWE PRICE
                                                                                             LIMITED-TERM
                                                       T. ROWE PRICE                             BOND
                                                  EQUITY INCOME PORTFOLIO                     PORTFOLIO
                                       ---------------------------------------------   ------------------------
                                        2004      2003      2002      2001     2000     2004     2003     2002
                                       ------------------------------------------------------------------------
GROUP 1 POLICIES(a)
Net Assets...........................  $10,984   $ 6,156   $ 3,525   $2,013   $   51   $   --   $   --   $   --
Units Outstanding....................      807       516       368      182        5       --       --       --
Variable Accumulation Unit Value.....  $ 13.61   $ 11.92   $  9.57   $11.09   $11.01   $   --   $   --   $   --
Total Return.........................    14.1%     24.6%    (13.7%)    0.7%    10.1%       --       --       --
Investment Income Ratio..............     1.7%      1.8%      1.8%     1.8%                --       --       --

GROUP 2 POLICIES(b)
Net Assets...........................  $17,806   $12,402   $ 6,921   $3,893   $  713   $   --   $   --   $   --
Units Outstanding....................    1,292     1,029       717      349       64       --       --       --
Variable Accumulation Unit Value.....  $ 13.78   $ 12.05   $  9.65   $11.16   $11.06   $   --   $   --   $   --
Total Return.........................    14.3%     24.9%    (13.5%)    0.9%    12.5%       --       --       --
Investment Income Ratio..............     1.6%      1.8%      1.8%     1.7%                --       --       --

GROUP 3 POLICIES
Net Assets...........................  $   626   $   662   $   276   $  207   $   --   $  162   $  269   $   86
Units Outstanding....................       50        61        32       21       --       15       26        8
Variable Accumulation Unit Value.....  $ 12.47   $ 10.85   $  8.65   $ 9.96   $   --   $10.64   $10.52   $10.09
Total Return.........................    14.9%     25.5%    (13.3%)   (0.4%)      --     1.1%     4.3%     0.9%
Investment Income Ratio..............     1.6%      1.8%      1.8%     3.3%              3.4%     3.5%     4.3%

GROUP 4 POLICIES
Net Assets...........................  $ 5,421   $ 1,764   $   298   $   --   $   --   $   --   $   --   $   --
Units Outstanding....................      432       162        34       --       --       --       --       --
Variable Accumulation Unit Value.....  $ 12.55   $ 10.92   $  8.70   $   --   $   --   $   --   $   --   $   --
Total Return.........................    14.9%     25.5%    (13.0%)      --       --       --       --       --
Investment Income Ratio..............     1.8%      1.9%      2.7%       --                --       --       --

Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------

     VAN ECK                              VAN KAMPEN
    WORLDWIDE         VAN ECK            UIF EMERGING                            VAN KAMPEN
    ABSOLUTE         WORLDWIDE          MARKETS DEBT--                              UIF
     RETURN         HARD ASSETS             CLASS I                   EMERGING MARKETS EQUITY--CLASS I
    ---------   -------------------   -------------------   ----------------------------------------------------
      2004        2004       2003       2004       2003       2004       2003       2002       2001       2000
    ------------------------------------------------------------------------------------------------------------
     $   --      $   --     $   --     $   --     $   --    $12,536     $9,762    $ 5,859     $6,070    $ 5,669
         --          --         --         --         --        932        888        792        742        644
     $   --      $   --     $   --     $   --     $   --    $ 13.45     $11.00    $  7.40     $ 8.18    $  8.81
         --          --         --         --         --      22.3%      48.6%      (9.5%)     (7.2%)    (39.6%)
         --          --         --         --         --       0.7%         --         --         --

     $   --      $   --     $   --     $   --     $   --    $ 8,674     $6,724    $ 3,494     $2,877    $ 1,451
         --          --         --         --         --        627        595        461        344        161
     $   --      $   --     $   --     $   --     $   --    $ 13.83     $11.29    $  7.58     $ 8.36    $  8.99
         --          --         --         --         --      22.5%      48.9%      (9.4%)     (7.0%)    (39.5%)
         --          --         --         --         --       0.7%         --         --         --

     $   --      $   30     $    4     $   24     $   20    $    75     $    2    $     1     $   --    $    --
         --           2         --          2          2          5         --         --         --         --
     $ 9.87      $14.11     $11.38     $12.05     $10.94    $ 14.88     $12.09    $  8.07     $   --    $    --
      (1.3%)      24.0%      13.8%      10.1%       9.4%      23.1%      49.7%     (19.3%)        --         --
         --        1.8%         --       6.8%         --       0.4%         --         --         --

     $   --      $   --     $   --     $   --     $   --    $ 1,257     $  371    $    74     $   --    $    --
         --          --         --         --         --         82         30          9         --         --
     $   --      $   --     $   --     $   --     $   --    $ 15.29     $12.42    $  8.30     $   --    $    --
         --          --         --         --         --      23.1%      49.7%     (17.0%)        --         --
         --          --         --         --         --       0.6%         --         --         --

         VAN KAMPEN
          UIF U.S.
        REAL ESTATE--
           CLASS I
     -------------------
       2004       2003
     -------------------
      $   --     $   --
          --         --
      $   --     $   --
          --         --
          --         --
      $   --     $   --
          --         --
      $   --     $   --
          --         --
          --         --
      $   17     $    4
           1         --
      $16.37     $12.00
       36.4%      20.0%
        1.3%         --
      $   --     $   --
          --         --
      $   --     $   --
          --         --
          --         --

REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

To the Board of Directors of New York Life Insurance and Annuity Corporation and the Variable Universal Life Separate Account-I Policyowners:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the MainStay VP Bond--Initial Class, MainStay VP Capital Appreciation--Initial Class, MainStay VP Cash Management, MainStay VP Common Stock--Initial Class (formerly MainStay VP Growth Equity), MainStay VP Convertible--Initial Class, MainStay VP Government--Initial Class, MainStay VP High Yield Corporate Bond--Initial Class, MainStay VP International Equity--Initial Class, MainStay VP Mid Cap Core--Initial Class, MainStay VP Mid Cap Growth--Initial Class, MainStay VP Mid Cap Value--Initial Class (formerly MainStay VP Equity Income), MainStay VP S&P 500 Index--Initial Class (formerly MainStay VP Indexed Equity), MainStay VP Small Cap Growth--Initial Class, MainStay VP Total Return--Initial Class, MainStay VP Value--Initial Class, MainStay VP American Century Income & Growth--Initial Class, MainStay VP Dreyfus Large Company Value--Initial Class, MainStay VP Eagle Asset Management Growth Equity--Initial Class, Alger American Leveraged All Cap-- Class O Shares, Alger American Small Capitalization--Class O Shares, American Century VP Inflation Protection--Class II, American Century VP International--Class II, American Century VP Value--Class II, Calvert Social Balanced, Dreyfus IP Technology Growth--Initial Shares, Dreyfus VIF Developing Leaders--Initial Shares (formerly known as Dreyfus VIF Small Cap), Fidelity(R) VIP Contrafund(R)--Initial Class, Fidelity(R) VIP Equity-Income--Initial Class, Fidelity(R) VIP Growth--Initial Class, Fidelity(R) VIP Index 500--Initial Class, Fidelity(R) VIP Investment Grade Bond--Initial Class, Fidelity(R) VIP Mid Cap--Initial Class, Fidelity(R) VIP Overseas--Initial Class, Janus Aspen Series Balanced--Institutional Shares, Janus Aspen Series Mid Cap Growth--Institutional Shares (formerly known as Janus Aspen Series Aggressive Growth), Janus Aspen Series Worldwide Growth--Institutional Shares, MFS(R) Investors Trust Series--Initial Class, MFS(R) New Discovery Series--Initial Class, MFS(R) Research Series--Initial Class, MFS(R) Utilities Series--Initial Class, Neuberger Berman AMT Mid-Cap Growth--Class I, T. Rowe Price Equity Income Portfolio, T. Rowe Price Limited-Term Bond Portfolio, Van Eck Worldwide Absolute Return, Van Eck Worldwide Hard Assets, Van Kampen UIF Emerging Markets Debt--Class I, Van Kampen UIF Emerging Markets Equity--Class I, and Van Kampen UIF U.S. Real Estate--Class I Investment Divisions (constituting the NYLIAC Variable Universal Life Separate Account-I) at December 31, 2004, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of Public Company Accounting Oversight Board (United States). Those Standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining , on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2004 by correspondence with the funds, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
300 Madison Avenue
New York, New York
February 18, 2005

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                              FINANCIAL STATEMENTS
                           DECEMBER 31, 2004 AND 2003

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                                 BALANCE SHEET

                                                                 DECEMBER 31,
                                                              ------------------
                                                               2004       2003
                                                              -------    -------
                                                                (IN MILLIONS)
ASSETS
Fixed maturities, at fair value
  Available for sale                                          $34,527    $29,401
  Trading securities                                               26         66
Equity securities, at fair value
  Available for sale                                               40         47
  Trading securities                                               79         22
Mortgage loans                                                  3,090      2,665
Policy loans                                                      570        563
Other long-term investments                                       667        280
                                                              -------    -------
     Total investments                                         38,999     33,044

Cash and cash equivalents                                         680        761
Deferred policy acquisition costs                               2,437      2,180
Interest in annuity contracts                                   3,712      3,306
Amounts recoverable from reinsurer                              5,935        788
Other assets                                                    1,351        484
Separate account assets                                        12,704     11,589
                                                              -------    -------
     Total assets                                             $65,818    $52,152
                                                              =======    =======

LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES
Policyholders' account balances                               $34,715    $29,366
Future policy benefits                                          1,360      1,027
Policy claims                                                     151        107
Obligations under structured settlement agreements              3,712      3,306
Amounts payable to reinsurer                                    4,553         16
Other liabilities                                               4,000      2,578
Separate account liabilities                                   12,704     11,500
                                                              -------    -------
     Total liabilities                                         61,195     47,900
                                                              -------    -------

STOCKHOLDER'S EQUITY
Capital stock -- par value $10,000
  20,000 shares authorized, 2,500 issued and outstanding)          25         25
Additional paid in capital                                      1,410      1,410
Accumulated other comprehensive income                            653        590
Retained earnings                                               2,535      2,227
                                                              -------    -------
     Total stockholder's equity                                 4,623      4,252
                                                              -------    -------
     Total liabilities and stockholder's equity               $65,818    $52,152
                                                              =======    =======

                See accompanying notes to financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                              STATEMENT OF INCOME

                                                              YEAR ENDED DECEMBER 31,
                                                              ------------------------
                                                               2004     2003     2002
                                                              ------   ------   ------
                                                                   (IN MILLIONS)
REVENUES
  Premiums                                                    $   29   $    3   $  144
  Fees-universal life and annuity policies                       669      603      546
  Net investment income                                        2,006    1,801    1,647
  Net investment gains/(losses)                                   31       (3)     (49)
  Other income                                                    30       31       19
                                                              ------   ------   ------
     Total revenues                                            2,765    2,435    2,307
                                                              ------   ------   ------
EXPENSES
  Interest credited to policyholders' account balances         1,376    1,257    1,212
  Policyholder benefits                                          169      139      305
  Operating expenses                                             762      664      625
                                                              ------   ------   ------
     Total expenses                                            2,307    2,060    2,142
                                                              ------   ------   ------
Income before income taxes                                       458      375      165
Income tax expense/(benefit)                                     150      116       (1)
                                                              ------   ------   ------
NET INCOME                                                    $  308   $  259   $  166
                                                              ======   ======   ======

                See accompanying notes to financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                       STATEMENT OF STOCKHOLDER'S EQUITY
                  YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002
                                 (IN MILLIONS)

                                                                                    ACCUMULATED
                                                         ADDITIONAL                    OTHER            TOTAL
                                              CAPITAL     PAID IN      RETAINED    COMPREHENSIVE    STOCKHOLDER'S
                                               STOCK      CAPITAL      EARNINGS    INCOME (LOSS)       EQUITY
                                              -------    ----------    --------    -------------    -------------
BALANCE AT JANUARY 1, 2002                      $25        $  780       $1,836         $104            $2,745
                                                                                                       ------
Comprehensive income:
  Net income                                                               166                            166
                                                                                                       ------
     Unrealized investment gains, net of
       related offsets, reclassification
       adjustments and income taxes                                                     350               350
                                                                                                       ------
  Other comprehensive income                                                                              350
                                                                                                       ------
Total comprehensive income                                                                                516
  Capital contribution                                        130                                         130
  Transfer of Taiwan branch net assets to an
     affiliated company (See Note 12 --
     Related Party Transactions)                                           (34)          (3)              (37)
                                                ---        ------       ------         ----            ------
BALANCE AT DECEMBER 31, 2002                     25           910        1,968          451             3,354
                                                                                                       ------
Comprehensive income:
  Net income                                                               259                            259
                                                                                                       ------
     Unrealized investment gains, net of
       related offsets, reclassification
       adjustments and income taxes                                                     139               139
                                                                                                       ------
  Other comprehensive income                                                                              139
                                                                                                       ------
Total comprehensive income                                                                                398
  Capital contribution                                        500                                         500
                                                ---        ------       ------         ----            ------
BALANCE AT DECEMBER 31, 2003                     25         1,410        2,227          590             4,252
                                                                                                       ------
Comprehensive income:
  Net income                                                               308                            308
                                                                                                       ------
     Unrealized investment gains, net of
       related offsets, reclassification
       adjustments and income taxes                                                      63                63
                                                                                                       ------
  Other comprehensive income                                                                               63
                                                                                                       ------
Total comprehensive income                                                                                371
                                                ---        ------       ------         ----            ------
BALANCE AT DECEMBER 31, 2004                    $25        $1,410       $2,535         $653            $4,623
                                                ===        ======       ======         ====            ======

                See accompanying notes to financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                            STATEMENT OF CASH FLOWS

                                                                  YEAR ENDED DECEMBER 31,
                                                              --------------------------------
                                                                2004        2003        2002
                                                              --------    --------    --------
                                                                       (IN MILLIONS)
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income                                                  $    308    $    259    $    166
  Adjustments to reconcile net income to net cash provided
    by operating activities:
    Depreciation and amortization                                   43          35           1
    Net capitalization of deferred policy acquisition costs       (318)       (336)       (373)
    Annuity and universal life fees                               (338)       (296)       (257)
    Interest credited to policyholders' account balances         1,358       1,245       1,221
    Net investment (gains) losses                                  (31)          3          49
    Deferred income taxes                                           63          17          (1)
    (Increase) decrease in:
      Net separate account assets and liabilities                    3          19          --
      Other assets and other liabilities                             4        (245)        111
      Reinsurance recoverables and payables                        (61)          7          (9)
      Trading securities                                            36          89          29
    Increase (decrease) in:
      Policy claims                                                 44           4          (4)
      Future policy benefits                                        19         (23)        170
                                                              --------    --------    --------
         NET CASH PROVIDED BY OPERATING ACTIVITIES               1,130         778       1,103
                                                              --------    --------    --------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Proceeds from:
    Sale of available for sale fixed maturities                 21,439      22,559      24,951
    Maturity of available for sale fixed maturities                567         418       1,090
    Sale of equity securities                                       25          39          38
    Repayment of mortgage loans                                    480         776         466
    Sale of other investments                                       34         520         206
  Cost of:
    Available for sale fixed maturities acquired               (26,796)    (27,666)    (30,915)
    Equity securities acquired                                     (17)        (19)        (66)
    Mortgage loans acquired                                       (852)     (1,052)       (791)
    Other investments acquired                                    (443)        (70)        (21)
  Policy loans (net)                                                (8)         14         (27)
                                                              --------    --------    --------
         NET CASH USED IN INVESTING ACTIVITIES                  (5,571)     (4,481)     (5,069)
                                                              --------    --------    --------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Policyholders' account balances:
    Deposits                                                     6,235       5,094       5,351
    Withdrawals                                                 (2,147)     (1,715)     (1,501)
    Net transfers to the separate accounts                        (458)       (258)       (585)
  (Decrease) increase in loaned securities                        (369)        125         747
  Securities sold under agreements to repurchase (net)             866        (644)        514
  Transfer of Taiwan branch cash to an affiliated company           --          --        (116)
  Net proceeds from affiliated credit agreements                   233          --          --
  Capital contribution received from parent                         --         500         130
                                                              --------    --------    --------
         NET CASH PROVIDED BY FINANCING ACTIVITIES               4,360       3,102       4,540
                                                              --------    --------    --------
  Effect of exchange rate changes on cash and cash
    equivalents                                                     --          --          (2)
                                                              --------    --------    --------
Net increase (decrease) in cash and cash equivalents               (81)       (601)        572
                                                              --------    --------    --------
Cash and cash equivalents, beginning of year                       761       1,362         790
                                                              --------    --------    --------
CASH AND CASH EQUIVALENTS, END OF YEAR                        $    680    $    761    $  1,362
                                                              ========    ========    ========

                See accompanying notes to financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                         NOTES TO FINANCIAL STATEMENTS
                        DECEMBER 31, 2004, 2003 AND 2002

NOTE 1 -- NATURE OF OPERATIONS

     New York Life Insurance and Annuity Corporation (the "Company") is a direct, wholly owned subsidiary of New York Life Insurance Company ("New York Life"), domiciled in the State of Delaware. The Company offers a wide variety of interest sensitive and variable life insurance and annuity products to a large cross section of the insurance market. The Company markets its products in all 50 of the United States, and the District of Columbia, primarily through its agency force with certain products also marketed through independent brokers and brokerage general agents. Prior to July 1, 2002, the Company also had marketed individual life insurance through its branch office and agency force in Taiwan. On July 1, 2002, the branch office was transferred to an affiliated company, as described in Note 12 -- Related Party Transactions.

BASIS OF PRESENTATION

     The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results may differ from estimates.

     Certain amounts in prior years have been reclassified to conform to the current year presentation. These reclassifications had no effect on net income or stockholder's equity as previously reported.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

INVESTMENTS

     Fixed maturity investments classified as available-for-sale or trading are reported at fair value. For publicly traded fixed maturities, estimated fair value is determined using quoted market prices. For fixed maturities without a readily ascertainable fair value, the Company has determined an estimated fair value using either a discounted cash flow approach, broker-dealer quotations or management's pricing model. Unrealized gains and losses on available-for-sale securities are reported in other comprehensive income, net of deferred taxes and related adjustments. Unrealized gains and losses from fixed maturities classified as trading are reflected in net investment gains (losses) in the accompanying Statement of Income.

     Changes in future anticipated cash flows on mortgage and asset-backed securities from the original purchase assumptions are accounted for using the retrospective yield adjustment method.

     Equity securities are carried at fair value. The estimated fair value of equity securities has been determined using quoted market prices for publicly traded securities and management's pricing model for private placement securities. For equity securities classified as available-for-sale, unrealized gains and losses are reflected in other comprehensive income, net of deferred taxes and related adjustments. Unrealized gains and losses from equity securities classified as trading are reflected in net investment gains (losses) in the accompanying Statement of Income.

     The cost basis of fixed maturities and equity securities are adjusted for impairments in value deemed to be other than temporary, with the associated realized loss reported in net investment gains and losses in the accompanying Statement of Income. The Company continuously monitors securities that have an estimated fair value that is below amortized cost in order to determine if there is any evidence that the decline in estimated fair value is not temporary. Factors considered in evaluating whether a decline in value is other than temporary include: 1) whether the decline is substantial; 2) the amount of time that the fair value has been less than cost; 3) the financial condition and near-term prospects of the issuer; and 4) the Company's ability and intent to retain the investment for the period of time sufficient to allow for an anticipated recovery in value.

     Mortgage loans on real estate are carried at unpaid principal balance, net of discounts/premiums and valuation allowances, and are secured. Specific valuation allowances are established for the excess carrying value of the mortgage loan over its estimated fair value, when it is probable that, based on current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

INVESTMENTS -- (CONTINUED)

agreement. Specific valuation allowances are based upon the fair value of the collateral or the present value of expected future cash flows discounted at the loan's original effective interest rate. The Company also has a general valuation allowance for estimated future credit losses on currently performing mortgages. The general valuation allowance is based on the Company's historical loss experience for the mortgage loan portfolio.

     Policy loans are stated at the aggregate balance due, which approximates fair value since loans on policies have no defined maturity date and reduce amounts payable at death or surrender.

     Cash equivalents include investments that have original maturities of three months or less at date of purchase and are carried at amortized cost, which approximates fair value.

     Short-term investments that have maturities between three and twelve months at date of purchase are included in fixed maturities on the accompanying Balance Sheet and are carried at amortized cost, which approximates fair value.

     Other long-term investments consist primarily of investments in limited partnerships and limited liability companies, derivatives, investment real estate and collateralized third party commercial loans. Investments in limited partnerships and limited liability companies are carried on the equity method of accounting. Investments in real estate, which the Company has the intent to hold for the production of income, is carried at depreciated cost net of write-downs for other than temporary declines in fair value. Properties held for sale are carried at the lower of cost or fair value less estimated selling costs. Collateralized third party commercial loans are reported at outstanding principal balance reduced by any charge-off, specific or general valuation allowance and net of any deferred fees or costs on originated loans or unamortized premiums or discounts on purchased loans. Derivative financial instruments are accounted for at fair value. The treatment of changes in the fair value of derivatives depends on the character of the transaction, including whether it has been designated and qualifies as part of a hedging relationship, as discussed in Note 10 -- Derivative Financial Instruments and Risk Management.

     Net investment gains (losses) on sales are generally computed using the specific identification method.

LOANED SECURITIES AND REPURCHASE AGREEMENTS

     Securities borrowed and securities loaned are treated as financing arrangements and are recorded at the amount of cash advanced or received. With respect to securities loaned, the Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the fair value of securities borrowed and loaned with additional collateral obtained as necessary.

     Securities purchased under agreements to resell and securities sold under agreements to repurchase are treated as financing arrangements and are carried at fair value including accrued interest. It is the Company's policy to generally take possession or control of the securities purchased under these agreements to resell. Assets to be repurchased or resold are the same or substantially the same as the assets borrowed or sold. The fair value of the securities to be repurchased or resold is monitored and additional collateral is obtained, where appropriate, to protect against credit exposure.

DEFERRED POLICY ACQUISITION COSTS

     The costs of acquiring new and maintaining renewal business and certain costs of issuing policies that vary with and are primarily related to the production of new and renewal business have been deferred and recorded as an asset in the accompanying Balance Sheet. These costs consist primarily of commissions, certain expenses of underwriting and issuing contracts, and certain agency expenses.

     Acquisition costs for annuity and universal life contracts are amortized in proportion to estimated gross profits over the effective life of the contracts, which is assumed to be 25 years for universal life contracts and 15 years for deferred annuities. Changes in assumptions are reflected as retroactive adjustments in the current year's amortization. The carrying amount of the deferred policy acquisition cost asset is adjusted at each balance sheet date as if the unrealized gains or losses on investments associated with these insurance contracts had been realized and included in the gross profits used to determine current period amortization.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

DEFERRED POLICY ACQUISITION COSTS -- (CONTINUED)

The increase or decrease in the deferred policy acquisition cost asset due to unrealized gains or losses is recorded in other comprehensive income.

POLICYHOLDERS' ACCOUNT BALANCES

     Policyholders' account balances on annuity and universal life contracts are equal to cumulative deposits plus interest credited less withdrawals, mortality and expense charges, and administrative charges. This liability includes amounts that have been assessed to compensate the insurer for services to be performed over future periods.

OTHER ASSETS AND OTHER LIABILITIES

     Other assets primarily consist of investment income due and accrued, amounts receivable for undelivered securities, deferred sales inducements, furniture and equipment and capitalized software and web development costs. Furniture and equipment is stated at cost less accumulated depreciation. Depreciation is determined using the straight-line method over the estimated useful lives of the related assets, which generally ranges from 3 to 10 years. Capitalized external and internal software and web development costs are amortized on a straight-line basis over the estimated useful life of the software, not to exceed 5 years. Other liabilities consist primarily of securities loaned, payable to affiliates, net deferred tax liabilities and repurchase agreements.

RECOGNITION OF INCOME AND RELATED EXPENSES

     Amounts received under annuity and universal life contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of amounts assessed during the period for mortality and expense risk, policy administration and surrender charges. Amounts previously assessed to compensate the Company for services to be performed over future periods are deferred and recognized into income in the period benefited using the same assumptions and factors used to amortize deferred policy acquisition costs. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders' account balances.

     Premiums from whole life and term policies are recognized as income when due. The associated benefits and expenses are matched with income so as to result in the recognition of profits over the life of the contracts. This is accomplished by providing for liabilities for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

     Premiums for contracts with a single premium or a limited number of premium payments due over a significantly shorter period than the total period over which benefits are provided, are recorded as income when due. Any excess profit is deferred and recognized as income in a constant relationship to insurance in force and, for annuities, in relation to the amount of expected future benefit payments.

FEDERAL INCOME TAXES

     The Company is a member of a group that files a consolidated federal income tax return with New York Life. The consolidated income tax provision or benefit is allocated among the members of the group in accordance with a tax allocation agreement. The tax allocation agreement provides that the Company is allocated its share of the consolidated tax provision or benefit determined generally on a separate company basis. Intercompany tax balances are settled quarterly on an estimated basis with a final settlement within 30 days of the filing of the consolidated return. Current federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year and any adjustments to such estimates from prior years. Deferred federal income tax assets ("DTAs") and liabilities ("DTLs") are recognized for expected future tax consequences of temporary differences between GAAP and taxable income. Temporary differences are identified and measured using a balance sheet approach whereby GAAP and tax balance sheets are compared.

     As a subsidiary of a mutual life insurance company, for December 31, 2004 and prior years, the Company was subject to a tax on its equity base ("EBT"). The EBT is included in the provision for federal income

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

FEDERAL INCOME TAXES -- (CONTINUED)

taxes estimated to be payable. An estimated differential earnings rate ("DER") is used to determine the equity base tax. Adjustments to such estimates, including those related to differences between the estimated and final DER, are recorded in income tax expense in the accompanying Statement of Income. The EBT was suspended for the 2001, 2002, and 2003 tax years. Effective with the tax year beginning after December 31, 2004, the EBT has been repealed. No EBT was accrued for in 2004.

SEPARATE ACCOUNTS

     The Company has separate accounts, some of which are registered with the Securities and Exchange Commission (SEC), and others that are not registered with the SEC. The separate accounts have varying investment objectives, and are segregated from the Company's general account and are maintained for the benefit of separate account policyholders. At December 31, 2004 and 2003, all separate account assets are stated at fair value. The liability at December 31, 2004 represents the policyholders' interest in the account, and includes accumulated net investment income and realized and unrealized gains and losses on the assets, which generally reflects fair value. At December 31, 2003, the liability represents either the policyholders' interest in the account, which includes accumulated net investment income and realized and unrealized gains and losses on the assets or the amount due to the policyholder pursuant to the terms of the contract.

FAIR VALUES OF FINANCIAL INSTRUMENTS

     Fair values of various assets and liabilities are included throughout the notes to the financial statements. Specifically, fair value disclosure of fixed maturities, short-term investments, cash equivalents, equity securities and mortgage loans are reported in Note 2 -- Significant Accounting Policies and
Note 3 -- Investments. Fair values of policyholders' account balances are reported in Note 5 -- Policyholders' Liabilities. Fair values of repurchase agreements are included in Note 11 -- Commitments and Contingencies.

BUSINESS RISKS AND UNCERTAINTIES

     The Company's investment portfolio consists principally of fixed income securities as well as mortgage loans, policy loans, limited partnerships, and preferred and common stocks. The fair value of the Company's investments varies depending on economic and market conditions and the interest rate environment. For example, if interest rates rise, the securities in the Company's fixed-income portfolio generally will decrease in value. If interest rates decline, the securities in the fixed-income portfolio generally will increase in value. For various reasons, the Company may, from time to time, be required to sell certain investments at a price and a time when their fair value is less than their book value.

     Mortgage loans, many of which have balloon payment maturities, and equity real estate, are generally illiquid and carry a greater risk of investment losses than investment grade fixed maturities. Furthermore, in periods of declining interest rates, bond calls and mortgage prepayments generally increase, resulting in reinvestment at the prevailing markets rates.

     The Company regularly invests in mortgage loans, mortgage-backed securities and other securities subject to prepayment and/or call risk. Significant changes in prevailing interest rates and/or geographic conditions may adversely affect the timing and amount of cash flows on these investments, as well as their related values. In addition, the amortization of market premium and accretion of market discount for mortgage-backed securities is based on historical experience and estimates of future payment experience on the underlying mortgage loans. Actual prepayment timing will differ from original estimates and may result in material adjustments to asset values and amortization or accretion recorded in future periods.

     Changes in interest rates can have significant effects on the Company's profitability. Under certain circumstances of interest rate volatility, the Company is exposed to disintermediation risk and reduction in net interest spread or profit margins. The fair value of the Company's invested assets fluctuates depending on market and other general economic conditions and the interest rate environment. In addition, mortgage prepayments, life insurance and annuity surrenders and bond calls are affected by interest rate fluctuations. Although management of the Company employs a number of asset/liability management strategies to minimize the effects of interest rate volatility, no assurance can be given that it will be successful in managing

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

BUSINESS RISKS AND UNCERTAINTIES -- (CONTINUED)

the effects of such volatility and that such volatility will not have a material adverse impact on the Company's financial condition and results of operation.

     Credit defaults and impairments may result in writedowns in the value of fixed income and equity securities held by the Company. Additionally, credit rating agencies may in the future downgrade certain issuers of fixed maturity securities held by the Company due to changing assessments of the credit quality of the issuers.

     Although the federal government does not directly regulate the business of insurance, federal legislation and administrative policies in several areas, including pension regulations, financial services regulation and federal taxation, can significantly and adversely affect the insurance industry and the Company. The Company is unable to predict whether any of these changes will be made, whether any such administrative or legislative proposals will be adopted in the future, or the effect, if any, such proposals would have on the Company.

     The development of policy reserves and deferred policy acquisition costs for the Company's products requires management to make estimates and assumptions regarding mortality, morbidity, lapse, expense and investment experience. Such estimates are primarily based on historical experience and future expectations of mortality, morbidity, expense, persistency and investment assumptions. Actual results could differ from those estimates. Management monitors actual experience, and where circumstances warrant, revises its assumptions and the related estimates for policy reserves and deferred policy acquisition costs.

     The Company issues certain variable products with various types of guaranteed minimum benefit features. The Company currently reserves for expected payments resulting from these features. The Company bears the risk that payments may be higher than expected as a result of significant, sustained downturns in the stock market. The Company also bears the risk that additional reserves may be required if partial surrender activity increases significantly during the period when account values are less than guaranteed amounts.

CONTINGENCIES

     Amounts related to contingencies are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Regarding litigation, management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, includes these costs in the accrual.

RECENT ACCOUNTING PRONOUNCEMENTS

     Effective January 1, 2004, the Company adopted Statement of Position 03-01, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" ("SOP 03-01"). SOP 03-01 provides guidance on (i) the classification and valuation of long-duration contract liabilities, (ii) the accounting for sales inducements, and (iii) separate account presentation and valuation. In accordance with SOP 03-01's guidance for the reporting of certain separate accounts, the Company reclassified $768 million of separate account assets to general account assets and $680 million of separate account liabilities to policyholders' account balances and other liabilities. The Company currently offers enhanced crediting rates or day one bonus payments to contractholders on certain of its annuity products. Through December 31, 2003, the expense associated with offering certain of these day one bonuses was deferred and amortized in proportion to estimated gross profits over the effective life of those contracts. Effective January 1, 2004, upon the Company's adoption of SOP 03-01, the expense associated with offering a day one bonus continues to be deferred and amortized over the life of the related contract using the same methodology and assumption used to amortize deferred policy acquisition costs. Enhanced crediting rates offered in certain annuity products will no longer be eligible for capitalization, consistent with the terms of SOP 03-01. Effective January 1, 2004, amortization associated with expenses previously deferred remains unchanged. For the period ending December 31, 2004, the amortization of sales inducements was $17 million, pretax and is included in interest credited to policyholders' account balances in the accompanying Statement of Income. The cumulative effect of the adoption of SOP 03-01, as of January 1, 2004, resulted in a $2 million decrease in net income and a $1 million increase in other comprehensive income, after tax.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

RECENT ACCOUNTING PRONOUNCEMENTS -- (CONTINUED)

     Effective January 1, 2004, the Company adopted Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("SFAS 133") Implementation Issue No. B36, "Embedded Derivatives:
Modified Coinsurance Arrangements and Debt Instruments That Incorporate Credit Risk Exposures That Are Unrelated or Only Partially Related to the Creditworthiness of the Obligor Under Those Instruments ("B36")". B36 indicates that certain reinsurance arrangements, and other similar contracts, in which funds are withheld by the ceding insurer and a return on those withheld funds is paid based on the ceding company's return on certain of its investments, generally contain an embedded derivative feature that should be separately identified and fair valued. As of January 1, 2004, there was no cumulative effect from the adoption of B36 on the Company's results.

     The Company has adopted the provisions of Financial Accounting Standards Board Interpretation No. 46(R) "FIN 46(R)". In January 2003, the FASB issued Interpretation FIN No. 46, "Consolidation of Variable Interest Entities". FIN No. 46 requires a variable interest entity ("VIE") to be consolidated by a company if that company is subject to a majority of the risk of loss from the VIE's activities or entitled to receive a majority of the entity's residual returns. On December 17, 2003, the FASB issued FIN 46(R) ("Revised Interpretation" of FIN 46), which amended certain aspects of FIN46. For all VIEs created before December 31, 2003, the Company will be required to adopt FIN 46(R) as of January 1, 2005. For VIEs created after December 31, 2003, the Company applied FIN 46(R) immediately. At December 31, 2004, the Company held $52 million of invested assets issued by a VIE, created after December 31, 2003, and determined to be significant variable interests under FIN 46(R). These investments consist of fixed maturities (asset-backed securitizations totaling $20 million and private placement structured notes totaling $24 million) and other equity investments (asset-backed securitizations totaling $8 million). This VIE does not require consolidation because management has determined that the Company is not the primary beneficiary. The Company has held $42 million of invested assets issued by VIEs at December 31, 2004, created before December 31, 2003, determined to be significant variable interests under FIN 46(R). These investments consist of fixed maturities (asset-backed securitizations totaling $24 million) and other equity investments (asset-backed securitizations totaling $18 million). These VIEs may be required to consolidate when the new rule becomes effective (January 1, 2005 for these entities). These variable interests are subject to ongoing review for impairment and represent the maximum exposure to losses from the Company's direct involvement with the VIEs. The Company has no additional economic interest in this VIE in the form of derivatives, commitments, related guarantees, credit enhancement or similar instruments and obligations.

NOTE 3 -- INVESTMENTS

FIXED MATURITIES

     The amortized cost and estimated fair value of fixed maturities as of December 31, 2004 and 2003, by contractual maturity is presented below (in millions). Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                              2004                       2003
                                                     -----------------------    -----------------------
                                                     AMORTIZED    ESTIMATED     AMORTIZED    ESTIMATED
AVAILABLE FOR SALE                                     COST       FAIR VALUE      COST       FAIR VALUE
------------------                                   ---------    ----------    ---------    ----------
Due in one year or less                               $   869      $   878       $ 1,118      $ 1,127
Due after one year through five years                   6,238        6,436         4,913        5,206
Due after five years through ten years                 10,262       10,807         8,754        9,291
Due after ten years                                     4,416        4,804         4,164        4,441
Mortgage and asset-backed securities:
  U.S. Government or U.S.                               1,453        1,471           303          315
  Government agency
  Other mortgage-backed securities                      7,290        7,540         6,306        6,541
  Other asset-backed securities                         2,558        2,591         2,424        2,480
                                                      -------      -------       -------      -------
     Total Available for Sale                         $33,086      $34,527       $27,982      $29,401
                                                      =======      =======       =======      =======

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

FIXED MATURITIES -- (CONTINUED)

     At December 31, 2004 and 2003, the distribution of gross unrealized gains and losses on investments in fixed maturities was as follows (in millions):

                                                                           2004
                                                    ---------------------------------------------------
                                                    AMORTIZED    UNREALIZED    UNREALIZED    ESTIMATED
AVAILABLE FOR SALE                                    COST         GAINS         LOSSES      FAIR VALUE
------------------                                  ---------    ----------    ----------    ----------
U.S. Treasury and U.S. Government corporations and
  agencies                                           $ 1,571       $   34         $  7        $ 1,598
U.S. agencies, state and municipal                       461           36            1            496
Foreign governments                                      546           61           --            607
Corporate                                             20,660        1,114           79         21,695
Mortgage-backed securities                             7,290          266           16          7,540
Asset-backed securities                                2,558           45           12          2,591
                                                     -------       ------         ----        -------
     Total Available for Sale                        $33,086       $1,556         $115        $34,527
                                                     =======       ======         ====        =======

                                                                           2003
                                                    ---------------------------------------------------
                                                    AMORTIZED    UNREALIZED    UNREALIZED    ESTIMATED
AVAILABLE FOR SALE                                    COST         GAINS         LOSSES      FAIR VALUE
------------------                                  ---------    ----------    ----------    ----------
U.S. Treasury and U.S. Government corporations and
  agencies                                           $   735       $   21         $  2        $   754
U.S. agencies, state and municipal                       667           33            2            698
Foreign governments                                      515           62            1            576
Corporate                                             17,335        1,112           95         18,352
Mortgage-backed securities                             6,306          259           24          6,541
Asset-backed securities                                2,424           73           17          2,480
                                                     -------       ------         ----        -------
     Total Available for Sale                        $27,982       $1,560         $141        $29,401
                                                     =======       ======         ====        =======

     At December 31, 2004 and 2003, the Company had outstanding contractual obligations to acquire additional private placement securities amounting to $47 million and $16 million, respectively.

     The Company accrues interest income on fixed maturity securities to the extent it is deemed collectible and the security continues to perform under its original contractual terms. Interest income on impaired securities is recognized on a cash basis.

EQUITY SECURITIES

     At December 31, 2004 and 2003, the distribution of gross unrealized gains and losses on available for sale equity securities was as follows (in millions):

                UNREALIZED    UNREALIZED    ESTIMATED
        COST      GAINS         LOSSES      FAIR VALUE
        ----    ----------    ----------    ----------
2004    $38         $3            $1           $40
2003    $46         $2            $1           $47

MORTGAGE LOANS

     The Company's mortgage loans are diversified by property type, location and borrower, and are collateralized by the related property.

     The fair value of the mortgage loan portfolio at December 31, 2004 and 2003 was estimated to be $3,264 million and $2,854 million, respectively. Fair value is determined by discounting the projected cash flows for each loan to determine the current net present value. The discount rate used approximates the current rate for new mortgages with comparable characteristics and similar remaining maturities. As mortgage loans are generally intended to be held to maturity, the fair value does not necessarily represent the values for which those loans could have been sold for at December 31, 2004 or 2003.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

MORTGAGE LOANS -- (CONTINUED)

     At December 31, 2004 and 2003, contractual commitments to extend credit under commercial and residential mortgage loan agreements amounted to $83 million and $58 million at fixed and floating interest rates ranging from 2.7% to 7.2% and from 2.7% to 7.8%, respectively. These commitments are diversified by property type and geographic region.

     The Company accrues interest income on problem loans to the extent it is deemed collectible and the loan continues to perform under its original or restructured contractual terms. Interest income on impaired loans is recognized on a cash basis. Cash payments on loans in the process of foreclosure are treated as a return of principal.

     At December 31, 2004 and 2003, the distribution of the mortgage loan portfolio by property type and geographic region was as follows (in millions):

                                    2004                 2003
                              -----------------    -----------------
                              CARRYING    % OF     CARRYING    % OF
                               VALUE      TOTAL     VALUE      TOTAL
                              --------    -----    --------    -----
Property Type:
  Office buildings             $1,022      33.1%    $  943      35.4%
  Retail                          536      17.3%       474      17.8%
  Residential                     762      24.7%       608      22.8%
  Industrial                      419      13.6%       336      12.6%
  Apartment buildings             301       9.7%       269      10.1%
  Other                            50       1.6%        35       1.3%
                               ------     -----     ------     -----
     Total                     $3,090     100.0%    $2,665     100.0%
                               ======     =====     ======     =====
Geographic Region:
  Central                      $  799      25.9%    $  783      29.4%
  South Atlantic                  752      24.3%       684      25.7%
  Pacific                         760      24.6%       563      21.1%
  Middle Atlantic                 557      18.0%       455      17.0%
  New England                     222       7.2%       180       6.8%
                               ------     -----     ------     -----
     Total                     $3,090     100.0%    $2,665     100.0%
                               ======     =====     ======     =====

     The activity in the mortgage loan specific and general reserves as of December 31, 2004 and 2003 is summarized below (in millions):

                                                             2004    2003
                                                             ----    ----
Beginning balance                                             $5     $ 6
Additions (reductions) included in operations                  4      (1)
                                                              --     ---
Ending balance                                                $9     $ 5
                                                              ==     ===

OTHER LONG-TERM INVESTMENTS

     The components of other long-term investments as of December 31, 2004 and 2003 were as follows (in millions):

                                                            2004   2003
                                                            ----   ----
Limited liability company                                   $516   $157
Collateralized third party commercial loans                   68     40
Limited partnerships                                          48     28
Derivatives                                                   21     34
Real estate                                                   11     17
Other                                                          3      4
                                                            ----   ----
     Total other long-term investments                      $667   $280
                                                            ====   ====

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

OTHER LONG-TERM INVESTMENTS -- (CONTINUED)

     Investments in limited liability company represents the Company's investment in the New York Life Short Term Investment Fund ("STIF"), formed by New York Life to improve short-term returns through greater flexibility to choose attractive maturities and enhanced portfolio diversification. The STIF is a commingled fund managed by New York Life Investment Management LLC ("NYLIM"), an indirect wholly owned subsidiary of New York Life, where all participants are subsidiaries or affiliates of New York Life.

     Accumulated depreciation on real estate at December 31, 2004 and 2003 was $5 million and $6 million, respectively. Depreciation expense for December 31, 2004 totaled less than $1 million. For the years ended December 31, 2003 and 2002, depreciation expense totaled $1 million. Depreciation expense is recorded as a component of net investment income in the accompanying Statement of Income.

     Unfunded commitments on limited partnerships and limited liability companies amounted to $9 million at December 31, 2004. There were no unfunded commitments at December 31, 2003.

RESTRICTED ASSETS AND SPECIAL DEPOSITS

     Assets of $3 million at December 31, 2004 and 2003 were on deposit with governmental authorities or trustees as required by certain state insurance laws and are included in available-for-sale fixed maturities on the accompanying Balance Sheet.

NOTE 4 -- INVESTMENT INCOME AND INVESTMENT GAINS AND LOSSES

     The components of net investment income for the years ended December 31, 2004, 2003 and 2002 were as follows (in millions):

                                              2004      2003      2002
                                             ------    ------    ------
Fixed maturities                             $1,805    $1,604    $1,448
Equity securities                                 4         2         3
Mortgage loans                                  185       167       170
Policy loans                                     45        46        45
Other long-term investments                      27        30        30
                                             ------    ------    ------
  Gross investment income                     2,066     1,849     1,696
Investment expenses                             (60)      (48)      (49)
                                             ------    ------    ------
  Net investment income                      $2,006    $1,801    $1,647
                                             ======    ======    ======

     For the years ended December 31, 2004, 2003 and 2002, investment gains (losses) computed generally under the specific identification method were as follows (in millions):

                                                 2004                           2003                           2002
                                       -------------------------      -------------------------      -------------------------
                                       GAINS              LOSSES      GAINS              LOSSES      GAINS              LOSSES
                                       -----              ------      -----              ------      -----              ------
Fixed maturities.....................  $142               $ (98)      $192               $(176)      $192               $(236)
Equity securities....................    13                  (1)         5                  (7)         8                  (8)
Mortgage loans.......................    --                  (4)         2                  (4)         1                  (1)
Derivative instruments...............    --                 (23)         1                  (4)         1                  (4)
Other long-term investments..........     3                  (1)        --                 (12)        --                  (2)
                                       ----               -----       ----               -----       ----               -----
     Subtotal........................  $158               $(127)      $200               $(203)      $202               $(251)
                                       ====               =====       ====               =====       ====               =====
Total net investment gains
  (losses)...........................            $31                            $(3)                           $(49)
                                                 ===                            ===                            ====

     On April 1, 2002, the Company transferred the convertible bond and preferred stock portfolios from available-for-sale into the trading category. The net gain released from unrealized gains in accumulated other comprehensive income in the accompanying Balance Sheet and reflected in net investment gains (losses) in the accompanying Statement of Income at the date of transfer amounted to $3 million, pre-tax. The convertible portfolio was subsequently sold during 2002.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 4 -- INVESTMENT INCOME AND CAPITAL GAINS AND LOSSES -- (CONTINUED)

     The gross gains and losses on trading securities amounted to $16 million and $20 million for the year ended December 31, 2004. The gross gains and losses on trading securities amounted to $21 million and $73 million for the year ended December 31, 2003. The gross gains and losses on trading securities amounted to $3 million and $7 million for the period April 1, 2002 through December 31, 2002. Trading gains and losses are included in net investment gains (losses) in the accompanying Statement of Income.

     Related losses from other-than-temporary impairments in fixed maturities (included in gross investment losses on fixed maturities above) were $10 million, $24 million and $70 million for the years ended December 31, 2004, 2003 and 2002, respectively. Related losses from other-than-temporary impairments in equities (included in gross investment losses on equity securities above) were $0 million, $7 million and $0 million at December 31, 2004, 2003 and 2002, respectively.

     The following table presents the Company's gross unrealized losses and fair values for fixed maturities and equities with unrealized losses that are not deemed to be other-than-temporarily impaired, aggregated by investment category and length of time that individual securities have been in an unrealized loss position, at December 31, 2004 and 2003 (in millions):

                                                                           2004
                                              ---------------------------------------------------------------
                                                   LESS THAN           GREATER THAN
                                                   12 MONTHS             12 MONTHS               TOTAL
                                              -------------------   -------------------   -------------------
                                               FAIR    UNREALIZED    FAIR    UNREALIZED    FAIR    UNREALIZED
FIXED MATURITIES                              VALUE      LOSSES     VALUE      LOSSES     VALUE      LOSSES
----------------                              ------   ----------   ------   ----------   ------   ----------
Fixed Maturities
U.S. Treasury and U.S. Government
  corporations and agencies                   $  310      $ 3       $   74      $ 4       $  384      $  7
U.S. agencies, state and municipal                49        *           15        1           64         1
Foreign governments                               16        *           --       --           16         *
Corporate                                      3,432       45          841       34        4,273        79
Mortgage-backed securities                     1,028       11          125        5        1,153        16
Asset-backed securities                          752        6           52        6          804        12
                                              ------      ---       ------      ---       ------      ----
     TOTAL FIXED MATURITIES                    5,587       65        1,107       50        6,694       115
                                              ------      ---       ------      ---       ------      ----
                  EQUITIES
                  --------
Common Stock                                       1        *           --       --            1         *
Preferred Stock                                    6        1           --       --            6         1
                                              ------      ---       ------      ---       ------      ----
     TOTAL EQUITIES                                7        1           --       --            7         1
                                              ------      ---       ------      ---       ------      ----
     TOTAL TEMPORARILY IMPAIRED SECURITIES    $5,594      $66       $1,107      $50       $6,701      $116
                                              ======      ===       ======      ===       ======      ====

---------------

* Unrealized loss is less than $1 million.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 4 -- INVESTMENT INCOME AND CAPITAL GAINS AND LOSSES -- (CONTINUED)


                                                                             2003
                                                --------------------------------------------------------------
                                                     LESS THAN           GREATER THAN
                                                     12 MONTHS            12 MONTHS               TOTAL
                                                -------------------   ------------------   -------------------
                                                 FAIR    UNREALIZED   FAIR    UNREALIZED    FAIR    UNREALIZED
FIXED MATURITIES                                VALUE      LOSSES     VALUE     LOSSES     VALUE      LOSSES
----------------                                ------   ----------   -----   ----------   ------   ----------
U.S. Treasury and U.S. Government corporations
  and agencies                                  $  319      $  2      $ --       $--       $  319      $  2
U.S. agencies, state and municipal                 109         2        --        --          109         2
Foreign governments                                 39         1        --        --           39         1
Corporate                                        2,306        72       338        23        2,644        95
Mortgage-backed securities                       1,184        24         1         *        1,185        24
Asset-backed securities                            344         9        58         8          402        17
                                                ------      ----      ----       ---       ------      ----
     TOTAL FIXED MATURITIES                      4,301       110       397        31        4,698       141
                                                ------      ----      ----       ---       ------      ----
                   EQUITIES
                   --------
Preferred Stock                                     --        --         4         1            4         1
                                                ------      ----      ----       ---       ------      ----
     TOTAL TEMPORARILY IMPAIRED SECURITIES      $4,301      $110      $401       $32       $4,702      $142
                                                ======      ====      ====       ===       ======      ====

---------------

* Unrealized loss is less than $1 million.

     CORPORATE BONDS: The amount of unrealized losses on the Company's investment in corporate bonds is principally due to changes in interest rates and widening spreads due to market conditions in certain sectors such as airlines and telecommunications that contributed to the decline in fair value. Because the securities continue to meet their contractual payments, the Company has the ability and intent to retain the investment for the period of time sufficient to allow for an anticipated recovery in value.

     MORTGAGE-BACKED SECURITIES: The unrealized losses on these investments were caused by interest rate increases. Securities issued by the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation or the Government National Mortgage Association that are either direct agencies of or agencies sponsored by the U.S. government, provide a US government guarantee of the contractual cash flows of these investments. Accordingly, it is expected that the securities would not be settled at a price less than amortized cost. Because the decline in market value is attributable to changes in interest rates, the Company has the ability and intent to retain the investment for the period of time sufficient to allow for an anticipated recovery in value.

     ASSET-BACKED SECURITIES: The unrealized losses on these investments are principally due to changes in interest rates. The Company measures it asset-backed portfolio for impairments based on the security's credit rating and whether it has an unrealized loss. Where the securities fair value is below its amortized cost and there are negative changes in estimated future cash flows, the securities are deemed impaired and a realized loss is recognized in net income in the accompanying Statement of Income.

NET UNREALIZED INVESTMENT GAINS (LOSSES)

     Net unrealized investment gains (losses) on available-for-sale investments are included in the accompanying Balance Sheet as a component of accumulated other comprehensive income. Changes in these amounts include reclassification adjustments for prior period unrealized gains (losses) that have been recognized as realized gains (losses) during the current year and are included in net investment gains

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NET UNREALIZED INVESTMENT GAINS (LOSSES) -- (CONTINUED)

(losses) in the accompanying Statement of Income. The amounts for the years ended December 31, 2004, 2003 and 2002 are as follows (in millions):

                                                         2004    2003    2002
                                                         ----    ----    -----
Net unrealized investment gains (losses), beginning of
  the year                                               $590    $451    $ 104
                                                         ----    ----    -----
Changes in net unrealized investment gains (losses)
  attributable to:
  Investments:
     Net unrealized investment gains arising during the
       period                                              51     132      663
     Less: Reclassification adjustments for gains
       (losses) included in net income                     57      18        9
                                                         ----    ----    -----
     Change in net unrealized investment gains
       (losses), net of adjustments                        (6)    114      654
Impact of net unrealized investment gains (losses) on:
  Policyholders' account balances and future policy
     benefits                                              (7)     26      (15)
  Deferred policy acquisition costs                        62      (1)    (289)
  Other assets (deferred sales inducements)                14      --       --
                                                         ----    ----    -----
Change in net unrealized investment gains (losses)         63     139      350
                                                         ----    ----    -----
Transfer of Taiwan branch to an affiliated company         --      --       (3)
                                                         ----    ----    -----
Net unrealized investment gains (losses), end of year    $653    $590    $ 451
                                                         ====    ====    =====

     Net unrealized gains on investments reported in the preceding table for the years ended December 31, 2004, 2003 and 2002 are net of income tax expense of $27 million, $71 million and $357 million, respectively.

     Reclassification adjustments reported in the preceding table for the years ended December 31, 2004, 2003 and 2002 are net of income tax expense of $31 million, $10 million and $5 million, respectively.

     Policyholders' account balances and future policy benefits reported in the preceding table for the years ended December 31, 2004, 2003 and 2002 are net of income tax (benefit) expense of $(4) million, $14 million and $(8) million, respectively.

     Deferred policy acquisition costs in the preceding table for the years ended December 31, 2004, 2003 and 2002 are net of income tax expense (benefit) of $33 million, $0 million and $(156) million, respectively.

     Other assets (deferred sales inducements) in the preceding table for the year ended December 31, 2004 is net of income tax expense of $8 million.

     On July 1, 2002, the cumulative unrealized gain associated with the Taiwan branch was transferred to an affiliated company as described in Note
12 -- Related Party Transactions.

NOTE 5 -- POLICYHOLDERS' LIABILITIES

POLICYHOLDERS' ACCOUNT BALANCES

     Policyholders' account balances at December 31, 2004 and 2003 were as follows (in millions):

                                                              2004       2003
                                                             -------    -------
Deferred annuities                                           $18,840    $15,733
Universal life contracts                                      15,681     13,457
Other                                                            194        176
                                                             -------    -------
  Total Policyholders' Account Balances                      $34,715    $29,366
                                                             =======    =======

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

POLICYHOLDERS' ACCOUNT BALANCES -- (CONTINUED)

     Policyholders' account balances on the above contracts are equal to cumulative deposits plus interest credited less withdrawals and less mortality and expense charges, where applicable. This liability also includes a liability for amounts that have been assessed to compensate the insurer for services to be performed over future periods. For deferred annuities, account value approximates fair value.

     The following table highlights the interest rate assumptions generally utilized in calculating policyholders' account balances, as well as certain withdrawal characteristics associated with these accounts at December 31, 2004:

PRODUCT                          INTEREST RATE    WITHDRAWAL/SURRENDER CHARGES
-------                          --------------  -------------------------------
Deferred annuities               2.10% to 7.15%  Surrender charges 0% to 10% for
                                                 up to 10 years.
Universal life contracts         3.40% to 6.69%  Various up to 19 years.

FUTURE POLICY BENEFITS

     Future policy benefits at December 31, 2004 and 2003 were as follows (in millions):

                                                               2004      2003
                                                              ------    ------
Life insurance:
  Taiwan business -- 100% coinsured                           $1,021    $  716
  Other life                                                      46        55
                                                              ------    ------
     Total life insurance                                      1,067       771
Individual annuities                                             293       256
                                                              ------    ------
  Total Future Policy Benefits                                $1,360    $1,027
                                                              ======    ======

     The following table highlights the key assumptions generally utilized in the calculation of future policy benefit reserves at December 31, 2004:

PRODUCT                                  MORTALITY            INTEREST RATE         ESTIMATION METHOD
-------                        -----------------------------  -------------   -----------------------------
Life insurance:                Based upon pricing              3.7% - 7.5%    Net level premium reserve
  Taiwan business --           assumptions at time of policy                  taking into account death
  100% coinsured               issuance with provision for                    benefits, lapses and
                               adverse deviations ("PAD").                    maintenance expenses with
                                                                              PAD.
Individual payout annuities    Based upon pricing              5.5% - 9.5%    Present value of expected
                               assumptions at time of policy                  future payments at a rate
                               issuance with PAD.                             expected at issue with PAD.

GUARANTEED MINIMUM BENEFITS

     At December 31, 2004 and 2003, the Company had the following variable contracts with guarantees. (Note that the Company's variable contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive.) For guarantees of amounts in the event of death, the net amount at risk is defined as the current guaranteed minimum death benefit ("GMDB") in excess of the current account balance at the balance sheet date. For guarantees of accumulation balances, the net amount at risk is defined as the guaranteed minimum accumulation benefit ("GMAB") minus the current account balance.

VARIABLE ANNUITY CONTRACTS -- GMDB AND GMAB

     The Company issues certain variable annuity contracts with GMDB and GMAB features that guarantee either:

          a) Return of deposits: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals)

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

VARIABLE ANNUITY CONTRACTS -- GMDB AND GMAB -- (CONTINUED)

          b) Ratchet: the benefit is greatest of the current account value, premiums paid (adjusted for withdrawals), or the highest account value on any contractually specified anniversary up to contractually specified ages (adjusted for withdrawals)

     The following chart provides the account value, net amount at risk and average attained age of contractholders at December 31, 2004 for GMDB's and GMAB's ($ in millions):

                                              RETURN OF NET DEPOSITS           RATCHET
                                         --------------------------------   --------------
                                             IN THE       ACCUMULATION AT       IN THE
                                         EVENT OF DEATH   SPECIFIED DATE    EVENT OF DEATH
                                             (GMDB)           (GMAB)            (GMDB)
                                         --------------   ---------------   --------------
Account value                                $3,412            $574            $12,166
Net amount at risk                           $   49            $  3            $   475
Average attained age of contract
  holders                                        56              --                 57

     The following summarizes the liabilities for guarantees on variable contracts reflected in the general account in future policy benefits in the accompanying Balance Sheet:

                                                GUARANTEED     GUARANTEED
                                                 MINIMUM        MINIMUM
                                                  DEATH       ACCUMULATION
                                                 BENEFIT        BENEFIT
                                                  (GMDB)         (GMAB)       TOTALS
                                                ----------    ------------    ------
Balance at January 1, 2004                         $29             $2          $31
  Incurred guarantee benefits                        1              1            2
  Paid guarantee benefits                           (7)            --           (7)
                                                   ---             --          ---
Balance at December 31, 2004                       $23             $3          $26
                                                   ===             ==          ===

     For guaranteed minimum accumulation benefits, incurred guaranteed minimum benefits incorporates all changes in fair value other than amounts resulting from paid guarantee benefits. The GMDB liability is determined each period end by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised.

     The following assumptions and methodology were used to determine the GMDB liability at December 31, 2004:

     - Data used was 1,000 stochastically generated investment performance scenarios.

     - Mean investment performance assumption ranged from 6.53% to 6.89%.

     - Volatility assumption was 15%.

     - Mortality was assumed to be 90% of the Annuity 2000 table.

     - Lapse rates vary by contract type and duration and range from 1% to 20%, with an average of 4%.

     - Discount rates ranged from 5.89% to 7.61%.

     The following table presents the aggregate fair value of assets, by major investment fund options (including the general and separate account fund options), held by variable annuity products that are subject to GMDB and GMAB benefits and guarantees. Since variable contracts with GMDB guarantees may also offer

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

VARIABLE ANNUITY CONTRACTS -- GMDB AND GMAB -- (CONTINUED)

GMAB guarantees in each contract, the GMDB and GMAB amounts listed are not mutually exclusive (in millions):

                                                              DECEMBER 31, 2004
                                                              -----------------
                                                                GMDB      GMAB
INVESTMENT FUND OPTION:                                       --------    -----
Equity                                                        $ 6,418     $344
  Fixed income                                                  2,331      107
  Balanced                                                      1,683       62
  Other                                                         4,961       62
                                                              -------     ----
     Total                                                    $15,393     $575
                                                              =======     ====

NO LAPSE GUARANTEE

     The no lapse guaranteed feature contained in variable and interest-sensitive life insurance policies keeps these policies in force in situations where the policy value is not sufficient to cover monthly charges then due. The no lapse guarantee remains in effect so long as the policy meets a contractually specified premium funding test and certain other requirements.

     The following table summarizes the no lapse guarantee liabilities reflected in the General Account in future policy benefits on the accompanying Balance Sheet (in millions):

                                                              NO LAPSE
                                                              GUARANTEE
                                                                (NLG)
                                                              ---------
Balance at January 1, 2004                                       $--
  Impact of adoption of SOP 03-01                                  5
  Other changes in reserve                                         6
                                                                 ---
Balance at December 31, 2004                                     $11
                                                                 ===

NOTE 6 -- SEPARATE ACCOUNTS

     The Company maintains twenty separate accounts for its variable deferred annuity and variable life products; nine of these are registered with the Securities and Exchange Commission. The assets of these separate accounts represent investments in shares of the New York Life sponsored Mainstay VP Series Funds and other non-proprietary funds. The assets in separate accounts for December 31, 2004 and 2003 are as follows:

                                                              2004       2003
                                                             -------    -------
Registered                                                   $12,615    $10,807
Non-registered                                                    89         59
                                                             -------    -------
  Total separate account assets                              $12,704    $10,866
                                                             =======    =======

     As discussed in Note 2 -- Significant Accounting Policies, the Company adopted SOP 03-01. Upon adoption at January 1, 2004, the Company reclassified $768 million of separate account assets to general account assets and $680 million of separate account liabilities to policyholders' account balances and other liabilities.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 7 -- DEFERRED POLICY ACQUISITION COSTS

     An analysis of deferred policy acquisition costs ("DAC") for the years ended December 31, 2004, 2003 and 2002 was as follows (in millions):

                                                      2004      2003      2002
                                                     ------    ------    ------
Balance at beginning of year                         $2,180    $1,781    $1,887
  Reclassification due to adoption of SOP 03-01        (156)       --        --
  Current year additions                                586       645       630
  Amortized during year                                (268)     (245)     (189)
  Adjustment for change in unrealized investment
     gains                                               95        (1)     (445)
  Transfer of Taiwan branch to an affiliated
     company                                             --        --      (102)
                                                     ------    ------    ------
Balance at end of year                               $2,437    $2,180    $1,781
                                                     ======    ======    ======

     As discussed in Note 2 -- Significant Account Policies, effective January 1, 2004, the Company adopted SOP 03-01. The Company reclassified $156 million in capitalized sales inducements from DAC to Other Assets on the accompanying Balance Sheet.

     On July 1, 2002, the assets and liabilities including deferred policy acquisition costs associated with the Taiwan branch were transferred to an affiliated company, as described in Note 12 -- Related Party Transactions.

NOTE 8 -- FEDERAL INCOME TAXES

     A summary of income tax expense (benefit) included in the accompanying Statement of Income was as follows (in millions):

                                                           2004    2003    2002
                                                           ----    ----    ----
Current:
  Federal                                                  $ 85    $ 94    $(1)
  State and local                                             2       5      1
                                                           ----    ----    ---
                                                             87      99     --
Deferred:
  Federal                                                    63      17     (1)
                                                           ----    ----    ---
Income tax expense/(benefit)                               $150    $116    $(1)
                                                           ====    ====    ===

     The components of the net deferred tax liability as of December 31, 2004 and 2003 were as follows (in millions):

                                                               2004      2003
                                                              ------    ------
Deferred tax assets:
  Future policyholder benefits                                $  550    $  534
  Employee and agents benefits                                    69        62
                                                              ------    ------
     Gross deferred tax assets                                   619       596
                                                              ------    ------
Deferred tax liabilities:
  Deferred policy acquisition costs                              646       517
  Investments                                                    521       526
  Other                                                            4         9
                                                              ------    ------
     Gross deferred tax liabilities                            1,171     1,052
                                                              ------    ------
       Net deferred tax liability                             $  552    $  456
                                                              ======    ======

     Deferred income taxes are generally recognized, based on enacted tax rates, when assets and liabilities have different values for financial statement and tax purposes. The Company's management has concluded

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 8 -- FEDERAL INCOME TAXES -- (CONTINUED)

that the deferred tax assets are more likely than not to be realized. Therefore, no valuation allowance has been provided.

     Set forth below is a reconciliation of the statutory Federal income tax rate to the effective tax rate for 2004, 2003 and 2002:

                                                           2004    2003    2002
                                                           ----    ----    -----
Statutory Federal income tax rate                          35.0%   35.0%    35.0%
True down of prior year equity base tax                      --      --    (22.9)
Tax exempt income                                          (1.9)   (2.8)    (6.0)
Foreign branch termination                                   --      --     (3.8)
Other                                                      (0.3)   (1.2)    (2.9)
                                                           ----    ----    -----
Effective tax rate                                         32.8%   31.0%    (0.6)%
                                                           ====    ====    =====

     Pursuant to the tax allocation agreement discussed in Note 2 -- Significant Accounting Policies, as of December 31, 2004 and 2003, the Company had recorded an income tax receivable from New York Life of $49 million and $38 million, respectively, included in Other Assets on the accompanying Balance Sheet.

     The Company's federal income tax returns are routinely examined by the IRS and provisions are made in the financial statements in anticipation of the results of these audits. The IRS has completed audits through 1998 and has begun auditing tax years 1999 through 2001. There were no material effects on the Company's results of operations as a result of these audits. The Company believes that its recorded income tax liabilities are adequate for all open years.

     As discussed in Note 2 -- Significant Accounting Policies, the Company's equity base tax was suspended for the three year period beginning 2001 and permanently repealed effective with the tax year beginning after December 31, 2004. The Company accrued $17 million in the equity base tax in 2001 prior to passage of this legislation. This amount was released in 2002 and reflected as an adjustment to 2002 current income tax expense (benefit) in the accompanying Statement of Income. No equity base tax was accrued for in 2004.

NOTE 9 -- REINSURANCE

     The Company enters into reinsurance agreements in the normal course of its insurance business to reduce overall risk. The Company remains liable for reinsurance ceded if the reinsurer fails to meet its obligation on the business it has assumed. The Company periodically reviews the financial condition of its reinsurers and amounts recoverable in order to minimize its exposure to significant losses from reinsurer insolvencies. When necessary, an allowance is recorded for reinsurance the Company cannot collect. Three reinsurance companies account for approximately 61% of the reinsurance ceded to non-affiliates at December 31, 2004.

     In December 2004, the Company reinsured 90% of a block of inforce life insurance business, consisting of Universal Life, Variable Universal Life (VUL), Target Life and Asset Preserver, with New York Life. The agreement used a combination of coinsurance with funds withheld for the fixed portion maintained in the General Account and modified coinsurance (MODCO) for the VUL policies in the Separate Accounts. Under both the MODCO and Funds Withheld treaties, the Company will retain the assets held in relation to the policyholders' account balances and separate account liabilities. An experience refund will be paid to the Company at the end of each quarterly accounting period for 100% of the profits in excess of $5 million per year. Under B36, the Funds Withheld and the MODCO treaties, along with the experience rating refund, represent embedded derivatives which are required to be carried at fair value. The fair value of these embedded derivatives at December 31, 2004 is $0 million.

     In connection with the above described reinsurance agreement with New York Life, the Company recorded a deferred gain of $244 million, which includes the $25 million purchase price and $219 million of GAAP reserves recoverable from the reinsurer in excess of the funds withheld liability.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 9 -- REINSURANCE -- (CONTINUED)

     As discussed in Note 12 -- Related Party Transactions, the transfer of the Company's insurance book of business associated with the Company's Taiwan branch, effective July 1, 2002, is accounted for as a long-duration coinsurance transaction.

     The effects of all reinsurance for the years ended December 31, 2004, 2003 and 2002 were as follows (in millions):

                                                        2004     2003     2002
                                                       ------    -----    ----
Premiums:
  Direct                                               $  171    $ 174    $225
  Assumed                                                   1       --      --
  Ceded                                                  (143)    (171)    (81)
                                                       ------    -----    ----
Net premiums                                           $   29    $   3    $144
                                                       ======    =====    ====
FAS 97 fee income ceded                                $  111    $  98    $ 83
                                                       ======    =====    ====
Policyholders' benefits ceded                          $  221    $ 108    $ 79
                                                       ======    =====    ====
Increase in ceded liabilities for future policyholder
  benefits                                             $    7    $   6    $ (1)
                                                       ======    =====    ====
Amounts recoverable from reinsurer                     $5,935    $ 788    $695
                                                       ======    =====    ====
Amounts payable to reinsurer                           $4,553    $  16    $ 12
                                                       ======    =====    ====
Other liabilities (deferred gain)                      $  244    $  --    $ --
                                                       ======    =====    ====

NOTE 10 -- DERIVATIVE FINANCIAL INSTRUMENTS AND RISK MANAGEMENT

     The Company uses derivative financial instruments to manage interest rate, currency and market risk. These derivative financial instruments include interest rate options and interest rate and currency swaps. The Company does not engage in derivative financial instrument transactions for speculative purposes.

     The Company deals with highly rated counter-parties and does not expect the counter-parties to fail to meet their obligations under the contracts. The Company has controls in place to monitor credit exposures by limiting transactions with specific counter-parties within specified dollar limits and assessing the future creditworthiness of counter-parties. The Company uses master netting agreements and adjusts transaction levels, when appropriate, to minimize risk.

     To further minimize risk, credit support annexes are negotiated as part of swap documentation entered into by the Company with counter-parties. The credit support annex requires that a swap counterparty post collateral to secure that portion of its anticipated swap obligation in excess of a specified threshold. The threshold declines with a decline in the counter-parties' rating. Collateral received is invested in short-term investments.

     To qualify as a hedge, the hedge relationship is designated and formally documented at inception detailing the particular risk management objective and strategy for the hedge. This includes the item and risk that is being hedged, the derivative that is being used, as well as how effectiveness is being assessed. A derivative must be highly effective in accomplishing the objective of offsetting either changes in fair value or cash flows for the risk being hedged. The hedging relationship is considered highly effective if the changes in fair value or discounted cash flows of the hedging instrument is within 80-125% of the inverse changes in the fair value or discounted cash flows of the hedged item. The Company formally measures effectiveness of its hedging relationships both at the hedge inception and on an ongoing basis in accordance with its risk management policy.

     For fair value hedges, the Company generally uses a qualitative assessment to measure hedge effectiveness. For cash flow hedges of interest rate risk, the Company uses either qualitative assessment, if appropriate, or regression analysis to assess hedge effectiveness to changes in the benchmark interest rate. The change in variable cash flows method is used to measure hedge ineffectiveness when appropriate. The

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 10 -- DERIVATIVE FINANCIAL INSTRUMENTS AND RISK MANAGEMENT -- (CONTINUED)

Company discontinues hedge accounting prospectively if: (i) it is determined that the derivative is no longer effective in offsetting changes in the fair value or cash flows of a hedged item, (ii) the derivative expires or is sold, terminated, or exercised, (iii) the derivative is de-designated as a hedge instrument, (iv) it is probable that the forecasted transaction will not occur, or (v) management determines that designation of the derivative as a hedge instrument is no longer appropriate.

     For cash flow hedges, in which derivatives hedge the variability of cash flows related to variable rate available-for-sale securities, the accounting treatment depends on the effectiveness of the hedge. To the extent these derivatives are effective in offsetting the variability of the hedged cash flows, changes in the derivatives' fair value will not be included in current earnings but are reported as changes in other comprehensive income. These changes in fair value will be included in earnings of future periods when earnings are also affected by the variability of the hedged cash flows. To the extent these derivatives are not effective, changes in their fair values are immediately included in earnings in net investment gains (losses). The Company's cash flow hedges primarily include hedges of floating rate available-for-sale securities. During 2004 and 2003, there was no hedge ineffectiveness recognized in net investment gains (losses) related to cash flow hedges. The assessment of hedge effectiveness for cash flow hedges of interest rate risk excludes amounts relating to risks other than exposure to the benchmark interest rate. There were $182 million and $224 million in notional value of cash flow hedges at December 31, 2004 and December 31, 2003, respectively. The estimated amount of existing gains and losses that are reported in other comprehensive income at December 31, 2004 and 2003 related to periodic interest payments on assets and liabilities being hedged that is expected to be reclassified into earnings within the next 12 months is $0 million and $4 million, respectively.

     For fair value hedges, in which derivatives hedge the fair value of assets and liabilities, changes in the fair value of derivatives are reflected in net investment losses, together with changes in the fair value of the related hedged item. The net amount, representing hedge ineffectiveness, is reflected in earnings.

     Fair value hedge accounting is discontinued immediately when it is determined that the derivative no longer qualifies as an effective fair value hedge. The derivative will continue to be carried on the balance sheet at its fair value, but the changes in the fair value of the hedged asset or liability will no longer offset the changes in the fair value of the derivative. The Company held no fair value hedges at December 31, 2004 and 2003.

     Derivatives that do not qualify for hedge accounting are carried at fair value with changes in value included in net investment gains (losses). The Company has derivative instruments that do not qualify for hedge accounting treatment, which include interest rate options and various interest rate swaps. There were $6 billion and $4 billion in notional value of non-qualifying hedges at December 31, 2004 and December 31, 2003, respectively.

     The Company may enter into contracts that are not themselves derivative instruments but contain embedded derivatives. For each contract, the Company assesses whether the economic characteristics of the embedded derivative are clearly and closely related to those of the host contract and determines whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract and accounted for as a stand-alone derivative. Such embedded derivatives are recorded on the balance sheet at fair value and changes in their fair value are recorded currently in net investment gains (losses). If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the balance sheet at fair value. As of December 31, 2004 and 2003, there were no such embedded derivatives that could not be separated from their host contracts.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 11 -- COMMITMENTS AND CONTINGENCIES

LITIGATION

     The Company is a defendant in individual suits arising from its agency sales force, insurance (including variable contracts registered under the federal securities law), investment, retail securities, and/or other operations, including actions involving retail sales practices. Most of these actions seek substantial or unspecified compensatory and punitive damages. The Company is also from time to time involved in various governmental, administrative, and investigative proceedings and inquiries.

     Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, the Company believes that, after provisions made in the financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on the Company's financial position; however, it is possible that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on the Company's operating results for a given year.

ASSESSMENTS

     Most of the jurisdictions in which the Company is licensed to transact business, require life insurers to participate in guaranty associations which are organized to pay contractual benefits pursuant to insurance policies issued by impaired, insolvent or failed life insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the line of business in which the impaired, insolvent or failed life insurer is engaged. Some states permit member insurers to recover assessments through full or partial premium tax offsets. The Company is not aware of, nor has it received notification of any significant insolvency by insurance companies.

LOANED SECURITIES AND REPURCHASE AGREEMENTS

     The Company participates in a securities lending program for the purpose of enhancing income on securities held. At December 31, 2004 and 2003, $1,082 million and $1,424 million, respectively, of the Company's fixed maturity securities were on loan to others. Collateral on loan securities is obtained in accordance with our policy disclosed in Note 2 -- Significant Accounting Policies. The fair value of securities loaned is monitored, with additional collateral obtained, as necessary. Such assets reflect the extent of the Company's involvement in securities lending, not the Company's risk of loss.

     At December 31, 2004 and 2003, the Company recorded cash collateral received under these agreements of $1,105 million and $1,474 million, respectively, and established a corresponding liability for the same amount included in other liabilities in the accompanying Balance Sheet.

     The Company enters into agreements to sell and repurchase securities for the purpose of enhancing income on securities held. Under these agreements, the Company obtains the use of funds from a broker for generally one month. The liability reported in the accompanying Balance Sheet (included in other liabilities) at December 31, 2004 of $1,021 million ($155 million at December 31, 2003) approximates fair value. The investments acquired with the funds received from the securities sold are included in both fixed maturities and cash and cash equivalents in the accompanying Balance Sheet.

NOTE 12 -- RELATED PARTY TRANSACTIONS

     New York Life provides the Company with services and facilities for the sale of insurance and other activities related to the business of insurance. New York Life charges the Company for the identified costs associated with these services and facilities under the terms of an administrative service agreement between New York Life and the Company. Such costs, amounting to $585 million, $559 million and $537 million for the years ended December 31, 2004, 2003 and 2002, respectively, are reflected in operating expenses and net investment income in the accompanying Statement of Income.

     In addition, the Company is allocated post-retirement and post-employment benefits other than pensions, which are held by New York Life. The Company was allocated $30 million for its share of the net periodic

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 12 -- RELATED PARTY TRANSACTIONS -- (CONTINUED)

post-retirement benefits expense in 2004 ($27 million and $13 million in 2003 and 2002, respectively) and an expense of $1 million in 2004 ($(2) million in 2003 and 2002) for the post-employment benefits expense under the provisions of the service agreement. The expenses are reflected in operating expenses and net investment income in the accompanying Statement of Income.

     The Company has entered into an investment advisory and administrative services agreement with New York Life Investment Management LLC ("NYLIM"), an indirect wholly owned subsidiary of New York Life, to provide investment advisory services to the Company. At December 31, 2004, 2003 and 2002, the total cost for these services amounted to $31 million, $23 million and $29 million, respectively, which are included in the costs of services billed by New York Life to the Company, as noted above.

     In addition, NYLIM has an Investment Advisory Agreement with the Mainstay VP Series Fund, Inc. (the "Fund"), a registered investment company whose shares are sold to various separate accounts of the Company. NYLIM, the administrator of the Fund and the Company have entered into agreements regarding administrative services to be provided by the Company. Under the terms of the agreement, NYLIM pays the Company administrative fees for providing services to the Fund. The Company recorded fee income from NYLIM for the years ended December 31, 2004, 2003 and 2002 of $11 million, $9 million and $9 million, respectively.

     At December 31, 2004 and 2003, the Company had a net liability of $202 million and $186 million, respectively, for the above described services which are included in other liabilities in the accompanying Balance Sheet. The terms of the settlement generally require that these amounts be settled in cash within ninety days.

     The Company is the obligor for certain structured settlement agreements with unaffiliated insurance companies, beneficiaries and other non-affiliated entities. To satisfy its obligations under these agreements, the Company owns all rights, title and interest in and to certain single premium annuities issued by New York Life. The carrying value of the annuity contracts is based upon the actuarially determined value of the obligations under the structured settlement contracts, which generally have some life contingent benefits. The obligations are based upon the actuarially determined present value of expected future payments. Interest rates used in establishing such obligations range from 5.32% to 7.81%. The Company has directed New York Life to make the payments under the annuity contracts directly to the payees under the structured settlement agreements. At December 31, 2004 and 2003, the carrying value of the interest in annuity contracts and the obligations under structured settlement agreements in the accompanying Balance Sheet amounted to $3,712 million and $3,306 million, respectively.

     In addition, the Company has issued certain annuity contracts to New York Life in order that New York Life may satisfy its third party obligations under certain structured settlement agreements. The Company has been directed by New York Life to make the payments under the annuity contracts directly to the beneficiaries under these structured settlement agreements. At December 31, 2004 and 2003, the amount of outstanding reserves on these contracts included in future policy benefits was $180 million and $178 million, respectively.

     The Company has a variable product distribution agreement with NYLIFE Distributors, an indirect wholly owned subsidiary of New York Life, granting NYLIFE Distributors the exclusive right to distribute, and be the principal underwriter of the Company's variable product policies. NYLIFE Distributors has an agreement with NYLIFE Securities, another indirect wholly owned subsidiary of New York Life, under which registered representatives of NYLIFE Securities solicit sales of these policies. In connection with this agreement, the Company recorded commission expense to NYLIFE Securities' registered representatives of $94 million, $89 million and $71 million, for the years ended December 31, 2004, 2003 and 2002, respectively.

     The Company has a credit agreement with New York Life wherein New York Life can borrow funds from the Company. The maximum amount available to New York Life is $490 million. No outstanding balance was due to the Company at December 31, 2004 and December 31, 2003.

     The Company also has a credit agreement with New York Life in which the Company can borrow up to $490 million. No outstanding balance was due to New York Life at December 31, 2004 and December 31, 2003. Interest expense for 2004, 2003 and 2002 was less than $1 million.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 12 -- RELATED PARTY TRANSACTIONS -- (CONTINUED)

     As an alternative credit facility to the foregoing credit arrangement with New York Life, on December 23, 2004, the Company entered into a credit agreement with New York Life Capital Corporation, an indirect wholly owned subsidiary of New York Life, in which the Company can borrow up to $490 million. As of December 31, 2004, a $233 million outstanding balance was due to New York Life Capital Corporation (with various maturities through February 3, 2005) and is included in other liabilities. Interest expense for 2004 was less than $1 million.

     During August 2003, the Company transferred without recourse several private placement debt securities to Madison Capital Funding LLC ("MCF"). MCF is an indirect wholly owned subsidiary of New York Life. MCF paid for the purchase price of the securities transferred by delivering to the Company promissory notes with terms identical to the securities transferred. At December 31, 2004 and 2003, the Company had recorded a receivable from MCF, included in other assets, of $5 million and $23 million, respectively. The Company received interest payments from MCF of $2 million and less than $1 million for the years ended December 31, 2004 and 2003, respectively.

     Effective July 1, 2002, the Company transferred $37 million in net assets associated with the Company's Taiwan branch including Taiwan's insurance book of business to an affiliated company, New York Life Insurance Taiwan Corporation ("NYLT"), an indirect wholly owned subsidiary of New York Life.

     The Company is jointly liable with NYLT for two years from the giving of notice to all obligees for all matured obligations and for two years after the maturity date of not-yet matured obligations. NYLT is also contractually liable, under indemnification provisions of the transaction, for any liabilities that may be asserted against the Company. The transfer of the branch's net assets was accounted for as a long-duration coinsurance transaction. Under this accounting treatment, the insurance related liabilities remain on the books of the Company and an offsetting reinsurance recoverable is established. Additionally, premiums and benefits associated with any business sold prior to July 1, 2002 are reflected on the Company's Statement of Income. Accordingly, the Company recorded the following with respect to this transaction (in millions):

                                                          2004     2003
                                                         ------    ----
Amounts recoverable from reinsurers                      $1,021    $716
Premiums ceded                                              130     171
Benefits ceded                                               81      38

     The Company received a capital contribution of $500 million in 2003 from its parent company, New York Life.

     The Company has issued various Corporate Owned Life policies to New York Life, including $527 million sold during 2004, for the purpose of informally funding certain benefits for New York Life employees and agents. These policies were issued on the same basis as policies sold to unrelated customers. For the years ended December 31, 2004 and 2003, the Company recorded liabilities of approximately $1,798 million and $1,138 million, respectively, which are included in policyholders' account balances and separate account liabilities on the accompanying Balance Sheet.

     The Company has also issued various Corporate Owned Life policies to separate Voluntary Employees' Beneficiary Association (VEBA) trusts formed for the benefit of New York Life's retired employees and agents. These policies were issued on the same basis as policies sold to unrelated customers. For the years ended December 31, 2004 and 2003, policyholders' account balances and separate account liabilities related to these policies aggregated $267 million and $252 million, respectively.

     The Company has an agreement with NYLINK Insurance Agency Incorporated ("NYLINK), an indirect wholly owned subsidiary of New York Life, granting NYLINK the right to solicit applications for the Company's products through NYLINK's subagents. For the year ended December 31, 2004, the Company recorded commission and fee expense to NYLINK agents of $7 million.

     Effective December 31, 2004, the Company entered into a reinsurance agreement with New York Life (see Note 9 - Reinsurance for more details).

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 13 -- SUPPLEMENTAL CASH FLOW INFORMATION

     Income taxes paid were $98 million, $173 million and $30 million during 2004, 2003 and 2002, respectively.

     Total interest paid was $10 million, $10 million and $7 million during 2004, 2003 and 2002, respectively.

     Non-cash financing activity in 2002 consists of the transfer of $79 million in net liabilities associated with the Taiwan branch to an affiliated company (see Note 12 - Related Party Transactions).

NOTE 14 -- STATUTORY FINANCIAL INFORMATION

     Accounting practices used to prepare statutory financial statements for regulatory filings of life insurance companies differ in certain instances from GAAP. The Delaware Insurance Department (the "Department") recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company, and for determining its solvency under the Delaware Insurance Law. In making such determinations the Department gives no consideration to financial statements prepared in accordance with accounting principles generally accepted in the United States of America.

     At December 31, 2004 and 2003, statutory stockholder's equity was $2,009 million and $1,882 million, respectively. Statutory net income/(loss) for the years ended December 31, 2004, 2003 and 2002 was $224 million, $20 million and $(95) million, respectively.

     The Company is restricted as to the amounts it may pay as dividends to New York Life. Under Delaware Insurance Law, dividends on capital stock can be distributed only out of earned surplus. Furthermore, without prior approval of the Delaware Insurance Commissioner, dividends cannot be declared or distributed which exceed the greater of ten percent of the Company's surplus or one hundred percent of net gain from operations. No dividends were paid or declared for the years ended December 31, 2004, 2003 and 2002. As of December 31, 2004, the amount of available and accumulated funds derived from earned surplus from which the Company can pay dividends is $574 million. The maximum amount of dividends that may be paid in 2005 without prior approval is $228 million.

                         REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Stockholder of New York Life Insurance and Annuity Corporation:

In our opinion, the accompanying balance sheet and the related statements of income, of stockholder's equity and of cash flows present fairly, in all material respects, the financial position of New York Life Insurance and Annuity Corporation (the "Company") at December 31, 2004 and 2003, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2004, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP
New York, NY
February 28, 2005

                            PART C. OTHER INFORMATION

ITEM 27.         EXHIBITS

                 Board of Directors Resolution

(a) Resolution of the Board of Directors of NYLIAC establishing the Separate Account - Previously filed as Exhibit (1) to Registrant's initial Registration Statement on Form S-6, re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (1) to Registrant's Post-Effective Amendment No. 4 on Form S-6, and incorporated herein by reference.

(b)              Custodian Agreements. Not applicable.

(c)              Underwriting Contracts.

(c)(1) Distribution Agreement between NYLIFE Securities Inc. and NYLIAC - Previously filed as Exhibit (3)(a) to Post-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC MFA Separate Account-I (File No. 2-86084), re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit
                 (3)(a) to Post-Effective Amendment No. 4 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 33-64410), and incorporated herein by reference.

(c)(2) Distribution Agreement between NYLIFE Distributors Inc. and NYLIAC - Previously filed as Exhibit (3)(b) to Post-Effective Amendment No. 1 to the Registration Statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 33-87382), and incorporated herein by reference.

(d)              Contracts.

(d)(1) Form of Policy for Flexible Premium Variable Universal Life Insurance Policies (No. 300-80) - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit
                 (5) to Registrant's initial registration statement on Form S-6 (File No. 333-57210), filed 3/19/01 and incorporated herein by reference.

(d)(2) Form of Policy for Flexible Premium Survivorship Variable Universal Life Insurance Policies (No. 300-81) - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (5)(a) to Registrant's initial registration statement on Form S-6 (File No. 333-57210), filed 3/19/01 and incorporated herein by reference.

(d)(3) Form of Policy for Flexible Premium Variable Universal Life Insurance Policies (No. 300-82) - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit
                 (5)(b) to Registrant's initial registration statement on Form S-6 (File No. 333-57210), filed 3/19/01 and incorporated herein by reference.

(d)(4) Form of Policy for Flexible Premium Survivorship Variable Universal Life Insurance Policies (No. 300-83) - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (5)(c) to Registrant's initial registration statement on Form S-6 (File No. 333-57210), filed 3/19/01 and incorporated herein by reference.

(d)(5) Supplementary Term Rider (STR) (No. 300-900) - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (5)(d) to Registrant's initial registration statement on Form S-6 (File No. 333-57210), filed 3/19/01 and incorporated herein by reference.

(d)(6) Supplementary Term Rider (STR) (No. 300-901) - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (5)(e) to Registrant's initial registration statement on Form S-6 (File No. 333-57210), filed 3/19/01 and incorporated herein by reference.

(d)(7) Scheduled Term Insurance Rider (STIR) (No. 300-902) - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (5)(f) to Registrant's initial registration statement on Form S-6 (File No. 333-57210), filed 3/19/01 and incorporated herein by reference.

(d)(8) Scheduled Term Insurance Rider (STIR) (No. 300-903) - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (5)(g) to Registrant's initial registration statement on Form S-6 (File No. 333-57210), filed 3/19/01 and incorporated herein by reference.

(d)(9) Life Extension Benefit (LEB) Rider (No. 300-904) - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (5)(h) to Registrant's initial registration statement on Form S-6 (File No. 333-57210), filed 3/19/01 and incorporated herein by reference.

(d)(10) Life Extension Benefit (LEB) Rider (No. 300-905) - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (5)(i) to Registrant's initial registration statement on Form S-6 (File No. 333-57210), filed 3/19/01 and incorporated herein by reference.

(d)(11) Life Extension Benefit II (LEB II) Rider (No. 302-908) - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (5)(j) to Post-Effective Amendment No. 2 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-1 (File No. 333-57210), filed 10/4/02 and incorporated herein by reference.

(d)(12) Life Extension Benefit II (LEB II) Rider (No. 302-909) - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (5)(k) to Post-Effective Amendment No. 2 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-1 (File No. 333-57210), filed 10/4/02 and incorporated herein by reference.

(d)(13)          Scheduled Supplementary Term Insurance (SSTR) Rider
                 (No. 303-915) - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (d)(13) to Post-Effective Amendment No. 3 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I
                 (File No. 333-57201), filed 2/12/03 and incorporated herein by reference.

(d)(14) Scheduled Supplementary Term Insurance (SSTR) Rider (No. 303-916) - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (d)(14) to Post-Effective Amendment No. 3 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-57201), filed 2/12/03 and incorporated herein by reference.

(e)              Applications.

(e)(1) Form of application for a Policy - Regulation S-T, 17 CFR 232.102(e) as Exhibit (10) to the initial registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-57210), filed 3/19/01 and incorporated herein by reference.

(f)              Depositor's Certificate of Incorporation and By-Laws.

(f)(1) Certificate of Incorporation of NYLIAC - Previously filed as Exhibit (6)(a) to the registration statement on Form S-6 for NYLIAC MFA Separate Account-I (File No. 2-86083), re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit
                 (6)(a) to the initial registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), and incorporated herein by reference.

(f)(2) By-Laws of NYLIAC - Previously filed as Exhibit (6)(b) to the registration statement on Form S-6 for NYLIAC MFA Separate Account-I (File No. 2-86083), re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (6)(b) to the initial registration statement on Form S-6 for NYLIAC Corporate

                 Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), and incorporated herein by reference.

(f)(2)(a) Amendments to By-Laws of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit
                 (6)(b) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-39157), and incorporated herein by reference.

(g)              Reinsurance Contracts.

(g)(1) Specimen Automatic Reinsurance Agreement between NYLIAC and Certain Companies Relating to Certain Advanced Market Variable Universal Life Policies - Filed herewith.

(g)(2) Specimen Faculative Reinsurance Agreement between NYLIAC and Certain Companies Relating to Certain Advanced Market Variable Universal Life Policies - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (g)(4) to Post-Effective Amendment No. 8 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-79309), filed 4/16/03 and incorporated herein by reference.

(h)              Participation Agreements.

(h)(1) Stock Sale Agreement between NYLIAC and MainStay VP Series Fund, Inc. (formerly New York Life MFA Series Fund, Inc.) - Previously filed as Exhibit (9) to Registrant's Pre-Effective Amendment No. 1 on Form S-6, refiled as Exhibit (9)(a) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), and incorporated herein by reference.

(h)(2) Participation Agreement among The Alger American Fund, Fred Alger and Company, Incorporated and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit
                 (9)(b)(2) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), and incorporated herein by reference.

(h)(3) Participation Agreement between Janus Aspen Series and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(b)(3) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), and incorporated herein by reference.

(h)(4) Participation Agreement among Morgan Stanley Universal Funds, Inc., Morgan Stanley Asset Management Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(b)(4) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), and incorporated herein by reference.

(h)(5) Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit
                 (9)(b)(5) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), and incorporated herein by reference.

(h)(6) Participation Agreement among Variable Insurance Products Fund II, Fidelity Distributors Corporation and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(b)(6) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate

                 Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), and incorporated herein by reference.

(h)(7) Form of Participation Agreement among T. Rowe Price Equity Series, Inc., T. Rowe Price Associates, Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(h) to Post-Effective Amendment
                 No. 7 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 33-53342), and incorporated herein by reference.

(h)(8) Form of Participation Agreement among Van Eck Worldwide Insurance Trust, Van Eck Associates Corporation and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(i) to Post-Effective Amendment No.
                 7 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 33-53342), and incorporated herein by reference.

(h)(9) Form of Participation Agreement among MFS Variable Insurance Trust, Massachusetts Financial Services Company and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(j) to Post-Effective Amendment No.
                 7 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 33-53342), and incorporated herein by reference.

(h)(10) Form of Participation Agreement among Dreyfus Investment Portfolios. The Dreyfus Corporation, Dreyfus Service Corporation and NYLIAC - Previously filed in accordance with Regulation S-T, 17CFR 232.102 (e) as Exhibit (9)(r) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-57210), filed 6/4/01 and incorporated herein by reference.

(h)(11) Form of Substitution Agreement among NYLIAC, MainStay Management LLC, and New York Life Investment Management
                 LLC - Previously filed in accordance with Regulation S-T, 17CFR
                 232.102 (e) as Exhibit (9)(s) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-57210), filed 6/4/01 and incorporated herein by reference.

(h)(12) Form of Participation Agreement among American Century Variable Portfolios, Inc.; American Century Investment Management, Inc.; American Century Investment Services, Inc.; American Century Services Corporation; and NYLIAC - Previously filed in accordance with Regulation S-T, 19 CFR 232.102(e) as Exhibit
                 (9)(b)(12) to Post-Effective Amendment No. 3 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I (File No. 333-48300), filed 4/10/02 and incorporated herein by reference.

(h)(13) Form of Participation Agreement among Neuberger Berman Advisers Management Trust, Neuberger Berman Management Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(q) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life-Separate Account-I (File No. 333-57210), filed 6/4/01 and incorporated herein by reference.

(h)(14) Participation Agreement among Acacia Capital Corporation, Calvert Asset Management Company, Inc. and NYLIAC, as amended - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(b)(1) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), and incorporated herein by reference.


(h)(15) Amendment dated 9/17/02 to Stock Sale Agreement dated 6/4/93 between NYLIAC and MainStay VP Series Fund, Inc. - Previously filed in accordance with Regulation S-T, 17CFR 232.102(e) as Exhibit (8)(n) to Post-Effective Amendment No. 18 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 033-87382), filed 4/9/03 and incorporated herein by reference.


(h)(16) Form of Participation Agreement among NYLIAC, PIMCO Variable Insurance Trust and PIMCO Advisors Distributors LLC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(17) to Post-Effective Amendment No. 9 to the registration statement on Form N-6 for NYLIAC, Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-48300), filed 4/14/04 and incorporated herein by reference.


(i)              Administrative Contracts.

(i)(1) Service Agreement between Fred Alger Management, Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(1) to Post-Effective Amendment No. 6 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - 1 (File No. 333-79309), filed 1/21/03 and incorporated herein by reference.

(i)(2) Administrative Services Agreement between Dreyfus Corporation and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(2) to Post-Effective Amendment No. 6 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - 1 (File No. 333-79309), filed 1/21/03 and incorporated herein by reference.

(i)(3) Administrative Services Agreement between Janus Capital Corporation and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(3) to Post-Effective Amendment No. 6 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - 1 (File No. 333-79309), filed 1/21/03 and incorporated herein by reference.

(i)(4) Services Agreement between New York Life Investment Management LLC and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(4) to Post-Effective Amendment No. 6 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - 1 (File No. 333-79309), filed 1/21/03 and incorporated herein by reference.

(i)(5) Administrative Services Agreement between T. Rowe Price Associates, Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(5) to Post-Effective Amendment No. 6 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - 1 (File No. 333-79309), filed 1/21/03 and incorporated herein by reference.

(i)(6) Service Agreement between Fidelity Investments Institutional Operations Company, Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit
                 (i)(6) to Post-Effective Amendment No. 6 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - 1 (File No. 333-79309), filed 1/21/03 and incorporated herein by reference.

(i)(7) Service Agreement between American Century Investment Services, Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(7) to Post-Effective Amendment No. 3 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-1 (File No. 333-57210), filed 2/12/03 and incorporated herein by reference.

(i)(8) Administrative Services Agreement between Massachusetts Financial Services Company and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit
                 (i)(8) to Post-Effective Amendment No. 3 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-1 (File No. 333-57210), filed 2/12/03 and incorporated herein by reference.

(i)(9)           Services Agreement between Neuberger Berman Management, Inc.
                 and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(9) to Post-Effective Amendment No. 3 to the registration statement on Form N-6 for NYLIAC Variable Life Separate Account - I (File No. 333-57210), filed 2/12/03 and incorporated herein by reference.

(i)(10) Administrative and Shareholder Services Agreement between Van Eck Worldwide Insurance Trust and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit
                 (i)(10) to Post-Effective Amendment No. 3 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-57210), filed 2/12/03 and incorporated herein by reference.

(i)(11) Addendum to the Participation Agreement among Calvert Variable Series, Inc., Calvert Asset Management Company, Inc. and NYLIAC
                 - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (I)(11) to Post-Effective Amendment No. 3 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - 1 (File No. 333-57210), filed 2/12/03 and incorporated herein by reference.

(i)(12) Form of Participation Agreement among NYLIAC, PIMCO Variable Insurance Trust and PIMCO Advisors Distributors LLC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(17) to Post-Effective Amendment No.9 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-48300), filed 4/14/04 and incorporated herein by reference.


(i)(13) Services Agreement between PIMCO Variable Insurance Trust and NYLIAC - filed herewith.



(i)(14) Services Agreement between Pacific Investment Management Company LLC and NYLIAC - filed herewith.


(j)              Other Material Contracts.

(j)(1) Powers of Attorney for the Directors and Officers of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(c) to Pre-Effective Amendment No. 2 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617) for the following, and incorporated herein by reference:

                 Jay S. Calhoun, Vice President, Treasurer and Director
                   (Principal Financial Officer)
                 Richard M. Kernan, Jr., Director
                 Robert D. Rock, Senior Vice President and Director
                 Frederick J. Sievert, President and Director (Principal
                   Executive Officer)
                 Stephen N. Steinig, Senior Vice President, Chief Actuary and
                   Director
                 Seymour Sternberg, Director

(j)(2) Power of Attorney for Maryann L. Ingenito, Vice President and Controller (Principal Accounting Officer) - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit
                 (9)(d) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), and incorporated herein by reference.

(j)(3) Power of Attorney for Howard I. Atkins, Executive Vice President (Principal Financial Officer) - Previously filed as
                 Exhibit 8 (d) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-39157), and incorporated herein by reference.

(j)(4) Power of Attorney for Certain Directors of NYLIAC - Previously filed as Exhibit (10)(e) to Registrant's Post-Effective Amendment No. 6 on Form N-4 and incorporated herein by reference for the following:

                 George J. Trapp, Director
                 Frank M. Boccio, Director
                 Phillip J. Hildebrand, Director
                 Michael G. Gallo, Director
                 Solomon Goldfinger, Director
                 Howard I. Atkins, Director


(j)(5) Power of Attorney for John A. Cullen, Vice President and Controller (Principal Accounting Officer) - Previously filed in accordance with Regulation S-T, 17 CFR 232.102 (e) as Exhibit
                 (10)(f) to Post-Effective Amendment No. 21 to the registration statement on Form N-4 for NYLIAC MFA Separate Account - I (File No. 2-86083), and incorporated herein by reference.

(j)(6) Power of Attorney for Gary G. Benanav, Director and Executive Vice President - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(o) to the initial registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-47728) filed 10/11/00 and incorporated herein by reference.

(j)(7) Power of Attorney for Theodore A. Mathas, Director - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (10)(h) to Post-Effective Amendment No. 13 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I(File No. 033-53342), filed 10/3/01 and incorporated herein by reference.

(j)(8) Power of Attorney for Anne F. Pollack, Director, Senior Vice President and Chief Investment Officer - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit
                 (9)(r) to Post-Effective Amendment No. 11 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 033-79309), filed 1/24/02 and incorporated herein by reference.

(j) (9) Power of Attorney for Michael E. Sproule, Director- Previously filed in accordance with Regulation S-T 17 CFR 232.102(e) as Exhibit (9)(m) to Post-Effective Amendment No. 4 to registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I
                 (File No. 333-48300), filed 12/23/02 and incorporated herein by reference.

(j)(10) Power of Attorney for Carmela Condon, Vice President and Controller of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(10) to Post-Effective Amendment No. 6 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - 1 (File No. 333-79309), filed 1/21/03 and incorporated herein by reference.

(j)(11) Power of Attorney for Sandra J. Kristoff, Director of NYLIAC-Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (10)(j) to Pre-Effective Amendment No. 1 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account - IV (File No. 333-106806), filed 9/10/03 and incorporated herein by reference.
(j)(12) Power of Attorney for John R. Meyer, Director of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit(10)(m) to Post-Effective Amendment
                 No.25 to the registration statement on Form N-4 for NYLIAC
                 MFA Annuity Separate Account-I (File No. 02-86083), filed 4/5/04 and incorporated herein by reference.

(j)(13) Powers of Attorney for Directors and Principal Accounting Officer of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (10)(e) to Post-Effective Amendment No. 2 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account - IV (File No. 333-106806), filed 5/25/04 and incorporated herein by reference.

                 Frank M. Boccio                Director
                 Carmela Condon                 Vice President and Controller
                                                (Principal Accounting Officer)
                 Michael G. Gallo               Director
                 Solomon Goldfinger             Director and Chief Financial Officer
                 Phillip J. Hildebrand          Director
                 Theodore A. Mathas             Director
                 John R. Meyer                  Director
                 Paul B. Morris                 Director
                 Anne F. Pollack                Director
                 Robert D. Rock                 Director
                 Frederick J. Sievert           Director and President
                                                (Principal Executive Officer)
                 Michael E. Sproule             Director
                 Seymour Sternberg              Director


(j)(14) Power of Attorney for Angelo J. Scialabba, Vice President and Controller of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (10)(o) to the Post-Effective Amendment No. 26 to the registration statement on Form N-4 for NYLIAC MFA Separate Account-I (File No. 02-86083) filed 2/9/05 and incorporated herein by reference.


(k)              Legal Opinion.
                 Opinion and consent of Thomas F. English, Esq. - Filed herewith.
(l)              Actuarial Opinion.
                 Opinion and consent of Han-wei Lin, Assistant Actuary - Filed herewith.
(m)              Calculation.

                 Not applicable.

(n)              Other Opinions.

(n)(1)
                 Consent of PricewaterhouseCoopers LLP - Filed herewith.
(o)              Omitted Financial Statements.

                 Not applicable.

(p)              Initial Capital Agreements.

                 Not applicable.

(q)              Redeemability Exemption.

(q)(1) Memorandum describing NYLIAC's issuance, transfer and redemption procedures for the Policies - Previously filed as Exhibit (11) to Registrant's Pre-Effective Amendment No. 1 on Form S-6, refiled in accordance with Regulation S-T, 17 CFR 232, 102(e) as Exhibit (9)(d) to Registrant's Post-Effective Amendment No. 4 on Form S-6 (File No. 33-64410), filed 4/25/97 and incorporated herein by reference.

(q)(2) Memorandum Describing NYLIAC's Issuance, Transfer and Redemption Procedures for Policies Pursuant to Rule 6e-3(T)(b)(12)(iii) - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (q)(2) to Post-Effective Amendment No. 8 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-79309), filed 4/16/03 and incorporated herein by reference.

ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR

The business address of each director and officer of NYLIAC is 51 Madison Avenue, New York, NY 10010.


         Name:                                          Title:
         -----                                          ------
         Frank M. Boccio                                Director and Senior Vice President
         Michael Gallo                                  Director and Senior Vice President
         Solomon Goldfinger                             Director, Senior Vice President and Chief Financial Officer
         Phillip J. Hildebrand                          Director and Executive Vice President
         Theodore A. Mathas                             Director and Executive Vice President
         John R. Meyer                                  Director and Senior Vice President
         Paul B. Morris                                 Director and Senior Vice President
         Anne F. Pollack                                Director and Senior Vice President
         Robert D. Rock                                 Director, Senior Vice President and Chief Investment Officer
         Frederick J. Sievert                           Director and President
         Michael E. Sproule                             Director
         Seymour Sternberg                              Director
         Sheila K. Davidson                             Executive Vice President
         Gary E. Wendlandt                              Executive Vice President
         Scott Berlin                                   Senior Vice President in Charge of Individual Life
         Jay S. Calhoun                                 Senior Vice President and Treasurer
         Judith E. Campbell                             Senior Vice President and Chief Information Officer
         John A. Cullen                                 Senior Vice President
         Thomas F. English                              Senior Vice President and General Counsel
         Melvin J. Feinberg                             Senior Vice President
         Robert J. Hebron                               Senior Vice President
         Barbara McInerney                              Senior Vice President in charge of Corporate Compliance
         Frank J. Ollari                                Senior Vice President
         Eric Rubin                                     Senior Vice President
         Richard C. Schwartz                            Senior Vice President and Senior Investment Manager for
                                                        Derivative Transactions
         Joel M. Steinberg                              Senior Vice President and Chief Actuary
         Stephen N. Steinig                             Senior Vice President and Actuary
         Mark W. Talgo                                  Senior Vice President
         Howard Anderson                                First Vice President
         Gary J. Miller                                 First Vice President
         Michael M. Oleske                              First Vice President
         John M. Swenson                                First Vice President
         Michael A. Watson                              First Vice President and Deputy General Counsel
         David Bangs                                    Vice President
         Patricia Barbari                               Vice President
         Joseph Bennett                                 Vice President
         Stephen A. Bloom                               Vice President and Chief Underwriter
         David W. Bott                                  Vice President
         David Boyle                                    Vice President
         William J. Burns                               Vice President
         William Cheng                                  Vice President
         Paul K. Cunningham                             Vice President
         Karen Dann                                     Vice President
         Kathleen A. Donnelly                           Vice President
         Jane L. Hamrick                                Vice President
         Joseph Hynes                                   Vice President
         Robert Hynes                                   Vice President
         Minas C. Joannides, M.D.                       Vice President and Medical Director
         Mario Lazzaro                                  Vice President
         Edward Linder                                  Vice President
         Daniel J. McKillop                             Vice President
         Jacqueline O' Leary                            Vice President
         Micheal J. Oliviero                            Vice President - Tax
         Linda M. Reimer                                Vice President and Associate General Counsel
         Andrew N. Reiss                                Vice President and National Sales Manager
         Dorothea Rodd                                  Vice President
         Janis Rubin                                    Vice President
         Angelo J. Scialabba                            Vice President and Controller
         Gary W. Scofield                               Vice President
         Irwin Silber                                   Vice President and Actuary
         Georgene Sfraga Panza                          Vice President
         Thomas J. Troeller                             Vice President and Attorney
         Richard M. Walsh                               Vice President
         Julia Warren                                   Vice President
         Elaine Williams                                Vice President
         Robert Ziegler                                 Vice President
         Richard W. Zuccaro                             Vice President
         Catherine A. Marrion                           Vice President and Secretary

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH DEPOSITOR OR REGISTRANT

The Depositor, NYLIAC, is a wholly-owned subsidiary of New York Life Insurance Company ("New York Life"). The Registrant is a segregated asset account of NYLIAC. The following chart indicates persons presumed to be controlled by New York Life(+), unless otherwise indicated. Subsidiaries of other subsidiaries are indented accordingly, and ownership is 100% unless otherwise indicated.

                                                                       Jurisdiction of           Percent of Voting
Name                                                                   Organization              Securities Owned
Eclipse Funds Inc.(1)                                                  Maryland


Eclipse Funds(1)                                                       Massachusetts

The MainStay Funds(1)                                                  Massachusetts

McMorgan Funds(1)                                                      Delaware

MainStay VP Series Fund, Inc.(1)(2)                                    Maryland

Monitor Capital Advisors Funds, LLC (3)                                Delaware

New York Life Insurance and Annuity Corporation                        Delaware

NYLIFE LLC                                                             Delaware
     Avanti Corporate Health Systems, Inc.                             Delaware
        Avanti of the District, Inc.                                   Maryland
     Eagle Strategies Corp.                                            Arizona

--------

         (1) Registered investment company as to which New York Life ("NYL") and/or its subsidiaries perform one or more of the following services: investment management, administrative, distribution, transfer agency and underwriting services. It is not a subsidiary of NYL and is included for informational purposes only.

         (2) New York Life Investment Management LLC serves as investment adviser to this entity, the shares of which are held of record by separate accounts of NYLIAC. New York Life disclaims any beneficial ownership and control of this entity. New York Life and NYLIAC as depositors of said separate accounts have agreed to vote their shares as to matters covered in the proxy statement in accordance with voting instructions received from holders of variable annuity and variable life insurance policies at the shareholders meeting of this entity. It is not a subsidiary of New York Life, but is included here for informational purposes only.

         (3) New York Life Investment Management LLC provides management services to Monitor Capital Advisors Funds, LLC (Large Cap Equity Index Fund), which is a Delaware limited liability company designed to provide investment results that correspond to the total return performance of the S&P 500 Composite Stock Index. The sole investor in this limited liability company is New York Life.


--------

(+) By including the indicated corporations in this list, New York Life is not stating or admitting that said corporations are under its actual control; rather, these corporations are listed here to ensure full compliance with the requirements of this Form N-6.

                                                                       Jurisdiction of           Percent of Voting
Name                                                                   Organization              Securities Owned
(NYLIFE LLC subsidiaries cont.)
     New York Life Capital Corporation                                 Delaware
     New York Life International Investment Inc.                       Delaware
         Monetary Research Ltd.                                        Bermuda
         NYL Management Limited                                        United Kingdom
     New York Life International Investment Asia Ltd.                  Mauritius
     NYLUK I Company                                                   United Kingdom
         NYLUK II Company                                              United Kingdom
             Gresham Mortgage                                          United Kingdom
             W Construction Company                                    United Kingdom
             WUT                                                       United Kingdom
             WIM (AIM)                                                 United Kingdom
     New York Life Trust Company                                       New York
     New York Life Trust Company, FSB                                  Federal Savings Bank
     NYL Executive Benefits LLC                                        Delaware

                                                                           Jurisdiction of           Percent of Voting
Name                                                                       Organization              Securities Owned
(NYLIFE LLC subsidiaries cont.)
     WellPath of Arizona Reinsurance Company                               Arizona
     NYLCare NC Holdings, Inc.                                             Delaware
     NYLIFE Securities Inc.                                                New York
     NYLINK Insurance Agency Incorporated                                  Delaware
         NYLINK Insurance Agency of Alabama, Incorporated                  Alabama
         NYLINK Insurance Agency of Hawaii, Incorporated                   Hawaii
         NYLINK Insurance Agency of Massachusetts, Incorporated            Massachusetts
         NYLINK Insurance Agency of Montana, Incorporated                  Montana
         NYLINK Insurance Agency of Nevada, Incorporated                   Nevada

                                                                       Jurisdiction of           Percent of Voting
Name                                                                   Organization              Securities Owned
    (NYLINK Insurance Agency subsidiaries cont.)
         NYLINK Insurance Agency of New Mexico, Incorporated           New Mexico


         NYLINK Insurance Agency of Washington, Incorporated           Washington

         NYLINK Insurance Agency of Wyoming, Incorporated              Wyoming



New York Life Investment Management Holdings LLC                       Delaware

     NYLIM Service Company LLC                                         Delaware
     NYLCAP Manager LLC                                                Delaware
         New York Life Capital Partners, L.L.C.                        Delaware
         New York Life Capital Partners II, L.L.C.                     Delaware
         NYLIM Mezzanine GenPar Partners GP, LLC                       Delaware
     MacKay Shields LLC                                                Delaware
         MacKay Shields General Partner (L/S) LLC                      Delaware
     NYLIFE Distributors Inc.                                          Delaware
     New York Life Investment Management LLC                           Delaware
         New York Life Investment Management (U.K.) Limited            United Kingdom
         NYLIM GP, LLC                                                 Delaware
     Madison Capital Funding LLC                                       Delaware
     McMorgan & Company LLC                                            Delaware
     NYLIM Real Estate Inc.                                            Delaware
NYLIFE Insurance Company of Arizona                                    Arizona
New York Life International, Inc.                                      Delaware
    New York Life Insurance Taiwan Corporation                         Taiwan
    NYLI Holdings (Argentina) S.R.L.                                   Argentina
New York Life International, LLC                                       Delaware
    New York Life Worldwide Capital, Inc.                              Delaware
        Fianzas Monterrey, S.A.                                        Mexico                     99.95%
              Operada FMA, S.A. de C.V.                                Mexico                        99%
    NYLIFE Thailand, Inc.                                              Delaware
       Siam Commercial New York Life Insurance Public Company          Thailand                   69.02%
          Limited (4)
    New York Life Securities Investment Consulting Co. Ltd.            Taiwan
    New York Life Insurance Worldwide Limited                          Bermuda
    New York Life Insurance Limited                                    South Korea
    New York Life International India Fund (Mauritius) LLC             Mauritius                     90%
    NYLI-VB Asset Management Co. (Mauritius) LLC                       Mauritius                     90%
    New York Life International Holdings Limited                       Mauritius                     75%
    New York Life Insurance (Philippines), Inc.                        Philippines                   75%
    Seguros Monterrey New York Life, S.A. de C.V.                      Mexico                    99.995%
         Centro de Capacitacion Monterrey, A.C.                        Mexico                    99.791%

    NYL International Reinsurance Company Ltd.                         Bermuda
New York Life BioVenture Partners LLC                                  Delaware
Silver Spring, LLC                                                     Delaware
Biris Holdings LLC.                                                    Delaware
Haier New York Life Insurance Company Limited                          People's Republic of China 50%


         (4) Held through controlled Thai nominee holding company.

ITEM 30.          INDEMNIFICATION

      Reference is made to Article VIII of the Depositor's By-Laws.


      New York Life maintains Directors and Officers Liability/Company Reimbursement ("D&O") insurance which covers directors, officers and trustees of New York Life, its subsidiaries, and certain affiliates including the Depositor while acting in their capacity as such. The total annual aggregate of D&O coverage is $200 million applicable to all insureds under the D&O policies. There is no assurance that such coverage will be maintained by New York Life or for the Depositor in the future as, in the past, there have been large variances in the availability of D&O insurance for financial institutions.


      Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Depositor pursuant to the foregoing provisions, or otherwise, the Depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Depositor of expenses incurred or paid by a director, officer or controlling person of the Depositor in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Depositor will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


ITEM 31.          PRINCIPAL UNDERWRITERS

      (a) Other Activity. Investment companies (other than the Registrant) for which NYLIFE Distributors LLC is currently acting as underwriter:

          NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I NYLIAC MFA Separate Account-I
          NYLIAC MFA Separate Account-II
          NYLIAC Variable Annuity Separate Account-I
          NYLIAC Variable Annuity Separate Account-II
          NYLIAC Variable Annuity Separate Account-III
          NYLIAC Variable Annuity Separate Account-IV
          NYLIAC VLI Separate Account
          Eclipse Funds
          MainStay Funds
          MainStay VP Series Fund
          McMorgan Funds
          NYLIM Institutional Funds

      (b) Management.

      The business address of each director and officer of NYLIFE Distributors LLC is 169 Lackawanna Avenue, Parsippany, New Jersey 07054.

     Names of Directors and Officers     Positions and Offices with Underwriter
     -------------------------------     --------------------------------------
     Michael G. Gallo                    Manager and Executive Vice President-
                                         Variable Life and Annuity Distribution
     Robert E. Brady                     Manager and Managing Director -
                                           Operations
     Brian A. Murdock                    Chairman and President
     Christopher O. Blunt                Manager and Executive Vice President-
                                         Retail
     John A. Cullen                      Manager
     Robert J. Hebron                    Manager and Executive Vice President-
                                         External Variable Life Distribution
     John R. Meyer                       Manager and Executive Vice President-
                                         External Variable Annuity Distribution
     Barry A. Schuh                      Manager
     Thomas J. Warga                     Senior Managing Director and
                                           General Auditor
     Barbara McInerney                   Senior Managing Director - Compliance
     Thomas A. Clough                    Managing Director - Retirement Services
     Stephen P. Fisher                   Managing Director - Marketing
     Mark A. Gomez                       Managing Director - Compliance and
                                           Chief Compliance Officer
     Joseph J. Henehan                   Managing Director - Retirement Services
     Julia D. Holland                    Managing Director - SMA Distribution
     Alison H. Micucci                   Managing Director - Compliance
     Marguerite E.H. Morrison            Managing Director and Secretary
     Beverly J. Moore                    Managing Director - Marketing
                                           Communications
     Gary M. O'Neill                     Managing Director - Agency Distribution
     Wendy Fishler                       Managing Director - National Accounts
     Stanley Metheney                    Vice President
     Richard Zuccaro                     Vice President
     Albert Leier                        Vice President - Financial Operations
                                           and Treasurer
     Arphiela Arizmendi                  Vice President
     Antoinette B. Cirillo               Vice President
     Thomas J. Murray, Jr.               Vice President

      (c) Compensation from the Registrant.


                                                           Compensation on
     Name of                  Net Underwriting          Events Occasioning the
    Principal                   Discounts and          Deduction of a Deferred           Brokerage
   Underwriter                   Commissions                 Sales Load                 Commissions            Other Compensation
   -----------                   -----------                 ----------                 -----------            ------------------
NYLIFE Distributors
Inc.                                 -0-                         -0-                        -0-                        -0-


ITEM 32.          LOCATION OF ACCOUNTS AND RECORDS.

      All accounts and records required to be maintained by Section 31(a) of the 1940 Act and the rules under it are maintained by NYLIAC at its home office, 51 Madison Avenue, Room 0150, New York, New York 10010; New York Life - Records Division, 110 Cokesbury Road, Lebanon, New Jersey 08833 and with Iron Mountain Records Management, Inc. at both 8 Neptune Drive, Poughkeepsie, New York 12601 and Route 9W South, Port Ewen, New York 12466-0477.


ITEM 33.          MANAGEMENT SERVICES.

                  Not applicable.


ITEM 34.          FEE REPRESENTATION.



      New York Life Insurance and Annuity Corporation ("NYLIAC"), the sponsoring insurance company of the NYLIAC Variable Universal Life Separate Account-I, hereby represents that the fees and charges deducted under the NYLIAC Pinnacle Variable Universal Life and NYLIAC Pinnacle Survivorship Variable Universal Life Policies are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by NYLIAC.

                                   SIGNATURES

      Pursuant to the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City and State of New York on this 13th day of April, 2005.

                                              NYLIAC VARIABLE UNIVERSAL LIFE
                                              SEPARATE ACCOUNT-I
                                                   (Registrant)

                                              By:  /s/ Scott Berlin
                                                   -----------------------------
                                                   Scott Berlin
                                                   Senior Vice President


                                              NEW YORK LIFE INSURANCE AND
                                              ANNUITY CORPORATION
                                                   (Depositor)

                                              By:  /s/ Scott Berlin
                                                   -----------------------------
                                                   Scott Berlin
                                                   Senior Vice President


Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:



     Frank M. Boccio*               Director


     Michael G. Gallo*              Director

     Solomon Goldfinger*            Director and Chief Financial Officer

     Phillip J. Hildebrand*         Director

     Theodore A. Mathas*            Director

     John R. Meyer*                 Director

     Paul Morris*                   Director

     Anne F. Pollack*               Director

     Robert D. Rock*                Director

     Angelo J. Scialabba*           Vice President and Controller (Principal
                                    Accounting Officer)

     Frederick J. Sievert*          Director and President

     Michael E. Sproule*            Director

     Seymour Sternberg*             Director



*By:      /s/ Scott Berlin
      ----------------------------------
      Scott Berlin
      Attorney-in-Fact
      April 13, 2005

* Pursuant to Powers of Attorney previously filed.

                                  EXHBIT INDEX
                                  ------------

Exhibit
Number                             Description
-------                            -----------





(i)(13)     Services Agreement between PIMCO Variable Insurance Trust and NYLIAC



(i)(14) Services Agreement between Pacific Investment Management Company LLC and NYLIAC



(k)         Opinion and Consent of Thomas J. English, Esq.



(l)         Opinion and Consent of Han-wei Lin, Assistant Actuary



(n)(1)      Consent of PricewaterhouseCoppers LLP